EXHIBIT (10)(a)
                                                                 ---------------


                                  $130,000,000

                                CREDIT AGREEMENT

                                   dated as of

                                  May 26, 2000

                                      among

                              GUILFORD MILLS, INC.,

                             The Banks Listed Herein

                              WACHOVIA BANK, N.A.,

                            as Administrative Agent,

                           FIRST UNION NATIONAL BANK,

                              as Syndication Agent

                                       and

                                 BANK ONE, N.A.,

                             as Documentation Agent


NY2:\954323\02
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                                TABLE OF CONTENTS

                                CREDIT AGREEMENT
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                                                                                                               Page

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ARTICLE I DEFINITIONS ............................................................................................1


         Section 1.01      Definitions............................................................................1


         Section 1.02      Accounting Terms and Determinations...................................................23


         Section 1.03      References............................................................................23


         Section 1.04      Use of Defined Terms..................................................................23


         Section 1.05      Terminology...........................................................................24


ARTICLE II THE CREDITS ..........................................................................................24


         Section 2.01      Commitments to Lend Syndicated Loans; Swing Loans.....................................24


         Section 2.02      Method of Borrowing...................................................................26


         Section 2.03      Notes.................................................................................28


         Section 2.04      Maturity of Loans.....................................................................28


         Section 2.05      Interest Rates........................................................................28


         Section 2.06      Fees..................................................................................31


         Section 2.07      Optional Termination or Reduction of Commitments......................................32


         Section 2.08      Mandatory  Reduction and Termination of Commitments...................................32


         Section 2.09      Optional Prepayments..................................................................32


         Section 2.10      Mandatory Prepayments.................................................................33


         Section 2.11      General Provisions as to Payments.....................................................34


         Section 2.12      Computation of Interest and Fees......................................................36


ARTICLE III CONDITIONS TO BORROWINGS.............................................................................36


         Section 3.01      Conditions to First Borrowing.........................................................36


         Section 3.02      Conditions to All Borrowings..........................................................38

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ARTICLE IV REPRESENTATIONS AND WARRANTIES........................................................................39


         Section 4.01      Corporate Existence and Power.........................................................39


         Section 4.02      Corporate and Governmental Authorization; No Contravention............................39


         Section 4.03      Binding Effect........................................................................39


         Section 4.04      Financial Information.................................................................40


         Section 4.05      No Litigation.........................................................................40


         Section 4.06      Compliance with ERISA.................................................................40


         Section 4.07      Compliance with Laws; Payment of Taxes................................................40


         Section 4.08      Subsidiaries..........................................................................41


         Section 4.09      Investment Company Act................................................................41


         Section 4.10      Public Utility Holding Company Act....................................................41


         Section 4.11      Ownership of Property; Liens..........................................................41


         Section 4.12      No Default............................................................................41


         Section 4.13      Full Disclosure.......................................................................42


         Section 4.14      Environmental Matters.................................................................42


         Section 4.15      Capital Stock.........................................................................42


         Section 4.16      Margin Stock..........................................................................43


         Section 4.17      Insolvency............................................................................43


         Section 4.18      Insurance.............................................................................43


ARTICLE V COVENANTS .............................................................................................43


         Section 5.01      Information...........................................................................43


         Section 5.02      Inspection of Property, Books and Records.............................................45


         Section 5.03      Maintenance of Existence..............................................................45


         Section 5.04      Dissolution...........................................................................45


         Section 5.05      Consolidations, Mergers and Sales of Assets...........................................45

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         Section 5.06      Use of Proceeds.......................................................................46


         Section 5.07      Compliance with Laws; Payment of Taxes................................................47


         Section 5.08      Insurance.............................................................................47


         Section 5.09      Change in Fiscal Year.................................................................48


         Section 5.10      Maintenance of Property...............................................................48


         Section 5.11      Environmental Notices.................................................................48


         Section 5.12      Environmental Matters.................................................................48


         Section 5.13      Environmental Release.................................................................48


         Section 5.14      Transactions with Affiliates..........................................................48


         Section 5.15      Investments...........................................................................49


         Section 5.16      Liens.................................................................................49


         Section 5.17      Adjusted Interest Coverage Ratio......................................................50


         Section 5.18      Restricted Payments...................................................................51


         Section 5.19      Leverage Ratio........................................................................51


         Section 5.20      Minimum Consolidated Tangible Net Worth...............................................51


         Section 5.21      Significant Domestic Subsidiaries to Become Guarantors; Release of Guarantors to be
                           Sold..................................................................................51


         Section 5.22      Pledge of Stock of Significant Direct Foreign Subsidiaries; Release with respect to
                           Certain Guarantors to be Sold.........................................................52

         Section 5.23      Factoring Arrangements................................................................53


         Section 5.24      Additional Debt; Debt of Receivables Subsidiary.......................................53


         Section 5.25      Collateral............................................................................54


ARTICLE VI DEFAULTS .............................................................................................55


         Section 6.01      Events of Default.....................................................................55


         Section 6.02      Notice of Default.....................................................................58

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ARTICLE VII THE ADMINISTRATIVE AGENT.............................................................................58


         Section 7.01      Appointment; Powers and Immunities....................................................58


         Section 7.02      Reliance by Administrative Agent......................................................59


         Section 7.03      Defaults..............................................................................59


         Section 7.04      Rights of Administrative Agent as a Bank and its Affiliates...........................60


         Section 7.05      Indemnification.......................................................................60


         Section 7.06      CONSEQUENTIAL DAMAGES.................................................................60


         Section 7.07      Payee of Note Treated as Owner........................................................61


         Section 7.08      Nonreliance on Administrative Agent and Other Banks...................................61


         Section 7.09      Failure to Act........................................................................61


         Section 7.10      Resignation or Removal of Administrative Agent........................................61


ARTICLE VIII CHANGE IN CIRCUMSTANCES; COMPENSATION...............................................................62


         Section 8.01      Basis for Determining Interest Rate Inadequate or Unfair..............................62


         Section 8.02      Illegality............................................................................62


         Section 8.03      Increased Cost and Reduced Return.....................................................63


         Section 8.04      Base Rate Loans or Other Fixed Rate Loans Substituted for Affected Fixed Rate Loans...64


         Section 8.05      Compensation..........................................................................65


         Section 8.06      Failure to Pay in Foreign Currency....................................................65


         Section 8.07      Judgment Currency.....................................................................66


ARTICLE IX MISCELLANEOUS ........................................................................................66


         Section 9.01      Notices...............................................................................66


         Section 9.02      No Waivers............................................................................66


         Section 9.03      Expenses; Documentary Taxes...........................................................67


         Section 9.04      Indemnification.......................................................................67


         Section 9.05      Setoff; Sharing of Setoffs............................................................67


         Section 9.06      Amendments and Waivers................................................................68

                                       iv
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         Section 9.07      No Margin Stock Collateral............................................................69


         Section 9.08      Successors and Assigns................................................................69


         Section 9.09      Confidentiality.......................................................................71


         Section 9.10      Representation by Banks...............................................................72


         Section 9.11      Obligations Several...................................................................72


         Section 9.12      New York Law..........................................................................72


         Section 9.13      Severability..........................................................................72


         Section 9.14      Interest..............................................................................72


         Section 9.15      Interpretation........................................................................73


         Section 9.16      Waiver of Jury Trial; Consent to Jurisdiction.........................................73


         Section 9.17      Counterparts..........................................................................73


         Section 9.18      Source of Funds-- ERISA...............................................................74


         Section 9.19      Release of Receivables Program Assets.................................................74


         Section 9.20      European Economic and Monetary Union..................................................74

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EXHIBIT A-1           Form of Syndicated Dollar Loan Note


EXHIBIT A-2           Form of Syndicated Foreign Currency Loan Note


EXHIBIT A-3           Form of Swing Loan Note


EXHIBIT B-1           Form of Opinion of Weil, Gotshal & Manges


EXHIBIT B-2           Form of Opinion of Robert A. Emken, Jr.


EXHIBIT C             Form of Opinion of Special Counsel for the Administrative
                      Agent


EXHIBIT D             Form of Assignment and Acceptance


EXHIBIT E             Form of Notice of Borrowing


EXHIBIT F             Form of Compliance Certificate


EXHIBIT G             Form of Closing Certificate


EXHIBIT H             Form of Officer's Certificate

                                       v
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EXHIBIT I             Form of Mortgage


EXHIBIT J             Form of Domestic Stock Pledge Agreement


EXHIBIT K             Form of Subsidiary Guaranty


EXHIBIT L             Form of Contribution Agreement


EXHIBIT M             Form of Foreign Stock Pledge Agreement


EXHIBIT N             Form of Intercreditor Agreement


EXHIBIT O             Form of Security Agreement


EXHIBIT P             Form of Patent Assignment


EXHIBIT Q             Form of Hazardous Materials Indemnity Agreement


Schedule 4.08         Subsidiaries

Schedule 4.14         Environmental Matters


Schedule 5.15         Existing Investments


Schedule 5.25         Plants and Other Real Property

                                CREDIT AGREEMENT

                  AGREEMENT dated as of May 26, 2000, among GUILFORD MILLS, INC., the BANKS listed on the signature pages hereof, WACHOVIA BANK, N.A., as Administrative Agent, FIRST UNION NATIONAL BANK, as Syndication Agent and BANK ONE, N.A., as Documentation Agent.

                  The parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         Section 1.01 Definitions. The terms as defined in this Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

                  "Adjusted IBOR Rate" has the meaning set forth in Section 2.05(d).

                  "Adjusted Interest Coverage Ratio" means the ratio of (i) Consolidated Total EBITDA minus Capital Expenditures, to (ii) Consolidated Interest Expense.

                  "Adjusted London Interbank Offered Rate" has the meaning set forth in Section 2.05(c).

                  "Administrative Agent" means Wachovia Bank, N.A., a national banking association organized under the laws of the United States of America, in its capacity as administrative agent for the Banks hereunder, and its successors and permitted assigns in such capacity.

                  "Affiliate" of any relevant Person means (i) any Person that directly, or indirectly through one or more intermediaries, controls the relevant Person (a "Controlling Person"), (ii) any Person (other than the relevant Person or a Subsidiary of the relevant Person) which is controlled by or is under common control with a Controlling Person, or (iii) any Person (other than a Subsidiary of the relevant Person) of which the relevant Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" means this Credit Agreement, together with all amendments and supplements hereto.

                  "Amortization" means for any period of determination the sum of all amortization charges of the Borrower and its Consolidated Subsidiaries for such period as determined in accordance with GAAP, on a consolidated basis.

                  "Applicable Margin" has the meaning set forth in Section 2.05(a).

                  "Arranger" means Wachovia Securities, Inc.

                  "Arranger's Letter Agreement" means that certain letter agreement, dated as of March 20, 2000, as amended and restated as of May 22, 2000, between the Borrower and the Arranger relating to the structure of the Loans, and certain fees from time to time payable by the Borrower to the Arranger and to the Administrative Agent, together with all amendments and supplements thereto.

                  "Assignee" has the meaning set forth in Section 9.08(c).

                  "Assignment and Acceptance" means an Assignment and Acceptance executed in accordance with Section 9.08(c) in the form attached hereto as Exhibit D.

                  "Authority" has the meaning set forth in Section 8.02.

                  "Bank" means each bank listed on the signature pages hereof as having a Commitment, and its successors and assigns.

                  "Bank Obligations" means all indebtedness, liabilities and obligations of the Borrower to the Administrative Agent and the Banks incurred or arising from time to time under this Agreement and each of the Loan Documents, including principal, interest, fees, costs and indemnification amounts, and any extensions or renewals thereof in whole or in part.

                  "Base Rate" means for any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, and (ii) one-half of one percent above the Federal Funds Rate. For purposes of determining the Base Rate or the Federal Funds Rate for any day, changes in the Prime Rate shall be effective on the date of each such change.

                  "Base Rate Loan" means a Loan which bears or is to bear interest at a rate based upon the Base Rate, and is to be made as a Base Rate Loan pursuant to the applicable Notice of Borrowing, Section 2.02(f), or Article VIII, as applicable.

                  "Borrower" means Guilford Mills, Inc., a Delaware corporation, and its successors and permitted assigns.

                  "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower (i) at the same time by all of the Banks, in the case of Syndicated Loans, or (ii) separately by Wachovia, in the case of Swing Loans, and the term "Borrowing", when used in conjunction with a reference to a specific type of Loan, means a Borrowing of such type, so that a "Syndicated Borrowing" is a Borrowing consisting of Syndicated Loans, a "Fixed Rate Borrowing" is a Borrowing consisting of Fixed Rate Loans and a "Swing Loan Borrowing" is a Borrowing consisting of a Swing Loan.

                  "Capital Expenditures" means for any period the sum of all capital expenditures incurred during such period by the Borrower and its Consolidated Subsidiaries, as determined in accordance with GAAP; provided that Capital Expenditures shall not include capitalized interest or any amortized deferred financing costs which are included in the computation of Consolidated Interest Expense.

                  "Capital Stock" means any nonredeemable capital stock of the Borrower or any Consolidated Subsidiary (to the extent issued to a Person other than the Borrower), whether common or preferred.

                  "Cash Management Agreements" means, individually and collectively, as the context shall require. any agreements between the Borrower, on the one hand, and any Bank, on the other hand, whether now or hereafter in effect, pursuant to which such Bank provides Cash Management Services, and all amendments thereto, supplements thereof, and replacements therefor.

                  "Cash Management Services" shall mean cash management services for operating, collection, payroll and trust accounts of the Borrower and/or its Subsidiaries provided by a Cash Management Services Provider and/or its Affiliates, including, without limitation, automatic clearing house services, control disbursement services, electronic funds transfer services, information reporting services, lockbox services, stop payment services, and wire transfer services.

                  "Cash Management Services Obligations" means any and all obligations of the Borrower and/or any of its Subsidiaries to any Cash Management Services Provider and/or any of its Affiliates under any of the Cash Management Agreements or otherwise relating to any of the Cash Management Services.


                  "Cash Management Services Provider" means any Bank or Affiliate thereof which provides Cash Management Services to the Borrower and/or any of its Affiliates under any of the Cash Management Agreements or otherwise relating to any of the Cash Management Services, in its capacity as the provider of such services.

                  "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C.ss. 9601 et. seq. and its implementing regulations and amendments.

                  "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Inventory System established pursuant to CERCLA.

                  "Change of Law" shall have the meaning set forth in Section 8.02.

                  "Closing Certificate" has the meaning set forth in Section 3.01(e).

                  "Closing Date" means May 26, 2000.

                  "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code.

                  "Collateral" means (i) the Foreign Pledged Stock, (ii) the Domestic Pledged Stock and (if applicable, the Receivables Subsidiary Pledged Stock), (iii) all of the personal property described in the Security Agreement and the Patent Assignment; provided, however, that from and after the release of the Receivables Program Assets pursuant to Section 9.19, all references to Collateral pursuant to the Security Agreement shall exclude the Receivables Program Assets and the Purchase Money Note, but shall include the Receivables

Subsidiary Pledged Stock, and (iv) all of the Plants and Designated Other Real Property.

                  "Collateral Agent" means Wachovia, in its capacity as collateral agent for the Secured Parties pursuant to the Intercreditor Agreement, or any successor collateral agent appointed or designated pursuant thereto.

                  "Commitment" means, with respect to each Bank, (i) the amount set forth opposite the name of such Bank on the signature pages hereof, and (ii) as to any Bank which enters into any Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09.

                  "Compliance Certificate" has the meaning set forth in Section 5.01(c).

                  "Consolidated Interest Expense" for any period means (i) interest, whether expensed or capitalized, in respect of Consolidated Total Debt of the Borrower or any of its Consolidated Subsidiaries outstanding during such period and (ii) all discount, fees and program expenses payable under a Receivables Securitization Program.

                  "Consolidated Net Income" means, for any period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis, but excluding (i) extraordinary items and (ii) any equity interests of the Borrower or any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary.

                  "Consolidated Operating Income" means, for any period, the Operating Income of the Borrower and its Consolidated Subsidiaries.

                  "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its consolidated financial statements as of such date.

                  "Consolidated Tangible Net Worth" means, at any time, Stockholders' Equity, less the sum of the value, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP, of:

                        (A) Any surplus resulting from any write-up of assets subsequent to October 3, 1999;

                        (B) All assets which would be treated as intangible assets for balance sheet presentation purposes under GAAP, including without limitation goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise), trademarks, tradenames, copyrights, patents and technologies, and unamortized debt discount and expense;

                        (C) To the extent not included in (B) of this definition, any amount at which shares of Capital Stock of the Borrower appear as an asset on the balance sheet of the Borrower and its Consolidated Subsidiaries;

                        (D) Loans or advances to stockholders, directors, officers or employees; and

                        (E) To the extent not included in (B) of this definition, deferred expenses.

                  "Consolidated Total Assets" means, at any time, the total assets of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP.

                  "Consolidated Total Debt" means at any date the Debt of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

                  "Consolidated Total EBITDA" means, as to the Borrower and its Consolidated Subsidiaries calculated for each Fiscal Quarter then ending, and the immediately preceding 3 Fiscal Quarters (determined on a consolidated basis and in accordance with GAAP), the sum of (a) Consolidated Net Income, plus (b) Consolidated Interest Expense (to the extent subtracted from Consolidated Net Income), plus (c) Amortization (to the extent subtracted from Consolidated Net Income), plus (d) Depreciation (to the extent subtracted from Consolidated Net Income), plus (e) consolidated tax expenses for such period (to the extent subtracted from Consolidated Net Income), minus or plus (f) to the extent included in Consolidated Net Income, any non-operating gains and losses, up to but not in excess of $2,500,000, plus (g) non cash charges up to but not in excess of $5,000,000.

                  "Contributed Receivables" means Receivables which are contributed to the Receivables Subsidiary as equity Investments therein pursuant to a Receivables Securitization Program.

                  "Contribution Agreement" means the Contribution Agreement of even date herewith in substantially the form of Exhibit L to be executed by the Borrower and each of the Guarantors.

                  "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

                  "Debt" of any Person means at any date, without duplication,
(i) all obligations of such Person for borrowed money, including Factor Advances, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument, but excluding letters of credit or similar instruments having a stated maturity of less than one year from the date of issuance which are issued in support of trade payables arising from the import of goods, (viii) all Hedge Obligations, (ix) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (x) all Debt of others Guaranteed by such Person, and (xi) all principal amounts outstanding and owed to parties other than the Borrower or any Subsidiary under the items described in clause (a) of the definition of Receivables Program Obligations.

                  "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Default Rate" means, with respect to any Loan, on any day, the sum of 2% plus the then highest interest rate (including the Applicable Margin) which may be applicable to any Loans hereunder (irrespective of whether any such type of Loans are actually outstanding hereunder).

                  "Depreciation" means for any period the sum of all depreciation expenses of the Borrower and its Consolidated Subsidiaries for such period, as determined in accordance with GAAP.

                  "Designated Other Real Property" means Other Real Property as to which the Administrative Agent has required, either by so designating on
Schedule 5.25 or as the Collateral Agent may after the Closing Date so designate by written notice to the Borrower, that a Mortgage be executed and delivered and Real Property Documentation obtained, including as to each such Other Real Property the land on which it is located and the buildings, fixtures and other improvements located thereon.

                  "Direct Foreign Subsidiary" means any Foreign Subsidiary owned directly by the Borrower and/or a Domestic Subsidiary

                  "Dollar Equivalent" means the Dollar equivalent of the amount of a Foreign Currency Loan, determined by the Administrative Agent on the basis of its spot rate for the purchase of the appropriate Foreign Currency with Dollars.

                  "Dollars" or "$" means dollars in lawful currency of the United States of America.

                  "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Georgia are authorized by law to close.

                  "Domestic Loans" means Base Rate Loans or Swing Loans or either or both of them, as the context shall require.

                  "Domestic Pledged Stock" means all capital stock of the Domestic Subsidiaries pledged pursuant to the Domestic Stock Pledge Agreement.

                  "Domestic Stock Pledge Agreement" means the Stock Pledge Agreement, substantially in the form of Exhibit J, and to be executed by the Borrower and each Guarantor owning Domestic Subsidiaries, agreeing to pledge to the Collateral Agent pursuant thereto, for the equal and ratable benefit of the Secured Parties, all of the outstanding capital stock of all Domestic

Subsidiaries, to secure the payment of all of the Secured Obligations, as any of the foregoing may be amended or supplemented from time to time.

                  "Domestic Subsidiary" means any Subsidiary which is organized under the laws of the United States of America or any state, territory or possession thereof or the District of Columbia.

                  "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

                  "Environmental Authorizations" means all licenses, permits, orders, registrations or governmental approvals for conducting the business of the Borrower or any Subsidiary required by any Environmental Requirement.

                  "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

                  "Environmental Liabilities" means any liabilities arising from and in any way associated with any Environmental Requirements.

                  "Environmental Notices" means written notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations or demands from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

                  "Environmental Proceedings" means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.

                  "Environmental Releases" means releases as defined in CERCLA or under any applicable state or local environmental law or regulation.

                  "Environmental Requirements" means any legal requirement relating to health, safety or the environment and applicable to the Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

                  "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

                  "Euro-Dollar Loan" means a Loan which bears or is to bear interest at a rate based upon the Adjusted London Interbank Offered Rate and to be made as a Euro-Dollar Loan pursuant to the applicable Notice of Borrowing.

                  "Euro-Dollar Reserve Percentage" has the meaning set forth in
Section 2.05(c).

                  "Event of Default" has the meaning set forth in Section 6.01.

                  "Excluded Receivables Assets" means: (i) all inventory of the Borrower or any of its Subsidiaries, other than returned or repossessed goods, if any, relating to the sale that gave rise to any Purchased Receivables or Contributed Receivables ("Specified Returned Goods)"; (ii) Receivables which are not Purchased Receivables or Contributed Receivables; and (iii) any Receivables or other proceeds of inventory of the Borrower and the Subsidiaries created or arising (x) after a the commencement of a case under 11 U.S.C.A, ss.101 et. seq. (as amended from time to time) in which the Borrower or such Subsidiary is the debtor (other than proceeds of Specified Returned Goods), (y) after termination of purchases under the Receivables Securitization Program or (z) from the sale or other disposition of any of the inventory of the Borrower and the Subsidiaries (other than Specified Returned Goods) by the Collateral Agent, as a secured party under the applicable Uniform Commercial Code.

                  "Factor Advances" means all amounts advanced to the Borrower or a Subsidiary in respect of an Identified Account prior to its stated maturity by a factor in connection with a Permitted Factoring Arrangement.

                  "Factored Accounts" has the meaning set forth in Section 5.23.

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent on such day on such transactions, as determined by the Administrative Agent.

                  "Fiscal Quarter" means any fiscal quarter of the Borrower.

                  "Fiscal Year" means any fiscal year of the Borrower.

                  "Fixed Rate Loans" means Euro-Dollar Loans and Foreign Currency Loans or either or both of them, as the context shall require.

                  "Foreign Currencies" means, individually and collectively, as the context shall require, each of the following, if offered and subject to availability, and subject to the provisions of Section 9.20: (i) euros (which, during the transitional period, may be in an amount determined by reference to a national currency unit of a participating member state), British pounds sterling, Canadian dollars, Dutch guilders, French francs, German deutche marks, Japanese yen and Swiss francs; and (ii) at the option of the Banks, any other currency which is freely transferable and convertible into Dollars; provided, however, that no such other currency under this clause (ii) shall be included as a Foreign Currency hereunder, or included in a Notice of Borrowing, unless (x) a Borrower has first submitted a request to the Administrative Agent and the Banks that it be so included, and (y) the Administrative Agent and the Banks, in their sole discretion, have agreed to such request.

                  "Foreign Currency Business Day" shall mean any Domestic Business Day, excluding one on which trading is not carried on by and between banks in deposits of the applicable Foreign Currency in the applicable interbank market for such Foreign Currency.

                  "Foreign Currency Loan" means a Loan to be made as a Foreign Currency Loan pursuant to the applicable Notice of Borrowing.

                  "Foreign Pledged Stock" means all capital stock of the Significant Direct Foreign Subsidiaries pledged pursuant to the Foreign Stock Pledge Agreement.

                  "Foreign Stock Pledge Agreement" means, collectively, (i) the Foreign Stock Pledge Agreement, substantially in the form of Exhibit M, and (ii) and if requested by the Administrative Agent, any pledge or other agreement which may required pursuant to applicable law in the jurisdiction in which a Significant Direct Foreign Subsidiary is located, in each case to be executed and delivered by the Borrower and each Domestic Subsidiary which owns any Significant Direct Foreign Subsidiaries, agreeing to pledge to the Collateral Agent pursuant thereto, for the ratable benefit of the Secured Parties, 65% of the capital stock of all Significant Direct Foreign Subsidiaries, to secure the payment of all of the Secured Obligations, as any of the foregoing may be amended or supplemented from time to time.

                  "Foreign Subsidiary" means any Subsidiary which is not a Domestic Subsidiary.

                  "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

                  "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Guarantors" means any Significant Domestic Subsidiary which is a Significant Domestic Subsidiary on the Closing Date and any Person which becomes a Significant Domestic Subsidiary and a Guarantor pursuant to Section 5.21; in each case subject to the provisions of the last sentence of Section 5.21.

                  "Guaranty" means the Guaranty Agreement of even date herewith in substantially the form of Exhibit "K" to be executed by the Guarantors, unconditionally and jointly and severally Guaranteeing payment of the Bank Obligations.

                  "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. ss. 6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) "hazardous substance", "pollutant", or "contaminant" as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including, crude oil or any fraction thereof
(d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation or (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

                  "Hazardous Materials Indemnity Agreement" means, as to each Plant or Designated Other Real Property, an agreement substantially in the form of Exhibit Q, modified as appropriate to the applicable law of the state in which such Plant or Designated Other Real Property is located, pursuant to which the Collateral Agent is indemnified with respect to hazardous materials and other environmental risks pertaining to such Plant or Designated Other Real Property.

                  "Hedge Obligations" means all obligations of such Person with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging arrangements (valued at the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association and agreed to by such Person in the applicable hedging agreement, if any, and in any case net of any benefits of such Person).

                  "IBOR" has the meaning set forth in Section 2.05(d).

                  "Identified Accounts" has the meaning set forth in Section
5.23.

                  "Intercompany Note" means any note of a Subsidiary to the Borrower or any Domestic Subsidiary which evidences an intercompany loan or advance (which may be a master note evidencing all such loans and advances) of the Borrower or any Domestic Subsidiary to such Subsidiary, in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent.

                  "Intercreditor Agreement" means the Intercreditor Agreement dated as of even date herewith, substantially in the form of Exhibit N, among the Collateral Agent, the Banks, The Prudential Insurance Company of America, The Variable Annuity Life Insurance Company, American General Annuity Insurance Company, Massachusetts Mutual Life Insurance Company and C. M. Life Insurance

Company, together with the Acknowledgment and Agreement of the Borrower and the Guarantors at the end thereof, as it may be amended or supplemented from time to time.

                  "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing and Foreign Currency Borrowing, subject to paragraph (c) below, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

                  (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, shall be extended to the next succeeding Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, unless such Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, falls in another calendar month, in which case such Interest Period shall, subject to paragraph (c) below end on the next preceding Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be;

                  (b) any Interest Period which begins on the last Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, of the appropriate subsequent calendar month; and

                  (c) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

(2) With respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter; provided that:

                  (d) any Interest Period which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

                  (e) no Interest Period which begins before the Termination Date and would otherwise end after the Termination Date may be selected.

                  "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, Guarantee or assumption of any obligation of such Person or otherwise.

                  "Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office or such other office as such Bank may hereafter designate as its Lending Office by notice to the Borrower and the Administrative Agent. Each Bank may designate a Lending Office for Syndicated Dollar Loans and a different Lending Office for Foreign Currency Loans, and the term "Lending Office" shall in such case mean either such Lending Office, as the context shall require.

                  "Leverage Ratio" means the ratio of Consolidated Total Debt to Consolidated Total EBITDA.

                  "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing (other than an agreement with any creditor that if a Lien is granted to another Person, an equal and ratable Lien will be granted to such creditor). For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                  "Loan" means a Base Rate Loan, Euro-Dollar Loan, Swing Loan, Domestic Loan, Syndicated Loan, Foreign Currency Loan, and "Loans" means Base Rate Loans, Euro-Dollar Loans, Swing Loans, Domestic Loans, Syndicated Loans or Foreign Currency Loans, or any or all of them, as the context shall require.

                  "Loan Documents" means this Agreement, the Notes, the Guaranty, the Contribution Agreement, the Security Documents, the Hazardous Materials Indemnity Agreements, the Acknowledgment and Agreement of the Borrower and the Guarantors at the end of the Intercreditor Agreement, any other material document or instrument executed by the Borrower or any Subsidiary evidencing, relating to or securing the Loans, and any other material document or instrument executed and delivered from time to time in connection with this Agreement, the Notes, the Guaranty, the Contribution Agreement, the Security Documents or the Loans, as such documents and instruments may be amended or supplemented from time to time.

                  "London Interbank Offered Rate" has the meaning set forth in
Section 2.05(c).

                  "Margin Stock" means "margin stock" as defined in Regulations T, U or X.

                  "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), any such event, act, condition or occurrence resulting in a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business, properties or prospects of the Borrower and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Administrative Agent or the Banks under the Loan Documents, or the ability of the Borrower or any of the Subsidiaries to perform its obligations under the Loan Documents to which it is a party, as applicable, or
(c) the legality, validity or enforceability of any Loan Document.

                  "Maximum Available Proceeds" means, with respect to a Receivables Securitization Program (i) as of the date such Receivables Program becomes effective, the amount of net cash proceeds which would be payable to the Borrower or its Subsidiaries pursuant to such Receivables Securitization Program if the maximum amount of Purchased Receivables which could be sold by it under such Receivables Securitization Program, taking into account the overall purchase commitment level applicable thereunder, were sold pursuant thereto, plus (ii) as of any date the overall purchase commitment level under such Receivables Securitization Program is increased, the amount of additional net cash proceeds which would be payable to the Borrower or its Subsidiaries pursuant to such Receivables Securitization Program if the maximum amount of Purchased Receivables which could be sold by it under such Receivables Securitization Program, taking into account such increased overall purchase commitment level applicable thereunder, were sold pursuant thereto.

                  "Mortgage" means any one, or more, or all, as the context shall require, of a mortgage, deed of trust, leasehold deed of trust, deed to secure debt, leasehold deed to secure debt, as applicable in the relevant state, conveying a first priority Lien on the Plant or Plants and Designated Other Real Property described therein owned by the Borrower or such Guarantor (or its leasehold interests therein) to the Collateral Agent, for the equal and ratable benefit of the Secured Parties, subject only to the Permitted Encumbrances applicable thereto, as security for payment of the Secured Obligations, as any of the foregoing may be amended or supplemented from time to time, subject, as to any leasehold property, to obtaining any necessary landlord consent, as contemplated in Section 5.25. Attached as Exhibit I is a form of Mortgage which is a Deed of Trust and Uniform Commercial Code Security Agreement and Assignment of Leases, Rents and Profits for use for a fee simple interest in the State of North Carolina, and any Mortgage of a leasehold interest and/or for a different state shall be substantially the same as Exhibit I as to representations and warranties, covenant and events of default, but modified as appropriate to reflect a leasehold interest and/or the applicable property law of such different state, as applicable.

                  "Multiemployer Plan" shall have the meaning set forth in
Section 4001(a)(3) of ERISA.

                  "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

                  "Net Proceeds of Capital Stock" means any cash proceeds received by the Borrower or a Consolidated Subsidiary in respect of the issuance of Capital Stock, after deducting therefrom all reasonable and customary costs and expenses incurred by the Borrower or such Consolidated Subsidiary directly in connection with the issuance of such Capital Stock.

                  "Newly Designated Subsidiary" has the meaning set forth in
Section 5.21(a).

                  "Non-Factored Accounts" has the meaning set forth in Section 5.23.

                  "Non-Significant Foreign Subsidiary" means any Subsidiary which does not satisfy the conditions set forth in clause (i) and (ii) of the definition of Significant Domestic Subsidiary.

                  "Notes" means the Syndicated Dollar Loan Notes, the Swing Loan Note, the Syndicated Foreign Currency Loan Notes, or any or all of them, as the context shall require.

                  "Note Purchase Agreements" means, individually and collectively, as the context shall require, the Note Purchase Agreement, each dated as of December 18, 1998, executed by the Borrower with (i) The Prudential Insurance Company of America, (ii) The Variable Annuity Life Insurance Company and American General Annuity Insurance Company, (iii) Massachusetts Mutual Life Insurance Company, and (iv) C.M. Life Insurance Company, as any of the foregoing may be amended or supplemented from time to time.

                  "Notice of Borrowing" has the meaning set forth in Section 2.02(a).

                  "Officer's Certificate" has the meaning set forth in Section 3.01(f).

                  "Operating Income" means, as applied to any Person for any period, the operating income of such Person for such period, as determined in accordance with GAAP.

                  "Other Real Property" means any owned real property having a cost or assessed value for ad valorem tax purposes of $300,000 or more, and any leased real property with annual aggregate base rental payments (meaning minimum periodic contractual rent, excluding reimbursement recovery of common area maintenance or other common property operating expenses and excluding percentage rent) of $150,000 or more, other than a Plant, of the Borrower or any Guarantor located in the United States of America and described in Schedule 5.25, as it may be supplemented from time to time pursuant to Section 5.25.

                  "Participant" has the meaning set forth in Section 9.08(b).

                  "Patent Assignment" means the Patent Collateral Assignment, substantially in the form of Exhibit P, to be executed and delivered by the Borrower and each applicable Guarantor, granting to the Collateral Agent, for the equal and ratable benefit of the Secured Parties, a first priority collateral assignment of the patents described therein to secure the Secured Obligations, together with all amendments and supplements thereto.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "Performance Pricing Determination Date" has the meaning set forth in Section 2.05(a).

                  "Permitted Encumbrances" means, (i) as to the Collateral described in the Security Agreement, the encumbrances expressly permitted by the Security Agreement, and (ii) as to each Plant or Designated Other Real Property, the encumbrances expressly permitted by the Mortgage with respect to such Plant or Designated Other Real Property.

                  "Permitted Factoring Arrangements" has the meaning set forth in Section 5.23.

                  "Person" means an individual, a corporation, a limited liability corporation, a partnership, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

                  "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or
(ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

                  "Plants" means any one, or more, or all, as the context shall require, of the manufacturing facilities of the Borrower and the Guarantors located in the United States of America and described as Plants in Schedule 5.25, as it may be supplemented from time to time pursuant to Section 5.25, including as to each such Plant the land on which it is located and the buildings, fixtures and other improvements located thereon.

                  "Pledged Note" means any Intercompany Note which is pledged to the Collateral Agent pursuant to the Security Agreement, as security for all of the Secured Obligations.

                  "Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Wachovia. Wachovia lends at interest rates above and below the Prime Rate.

                  "Properties" means all real property owned, leased or otherwise used or occupied by the Borrower or any Subsidiary, wherever located.

                  "Purchase Money Note" means a promissory note evidencing the obligation of the Receivables Subsidiary to pay to the Borrower or any of its Subsidiaries the purchase price for Purchased Receivables in connection with the Receivables Securitization Program, which note shall be repaid from cash available to the Receivables Subsidiary, other than cash required to be held as reserves pursuant to Receivables Program Documents, amounts paid in respect of interest, principal and other amounts owing under Receivables Program Documents and amounts paid in connection with the purchase of additional Receivables.

                  "Purchased Receivables" means Receivables which are actually purchased pursuant to the Receivables Program Documents, for a purchase price determined pursuant thereto.

                  "Real Property Documentation" shall mean the instruments, documents and agreements executed and/or delivered by Borrower to the Administrative Agent (if applicable) pursuant to Section 5.25 in connection with each Mortgage in order to convey to the Administrative Agent (or a trustee for the benefit of the Administrative Agent, as applicable under the applicable law) for the equal and ratable benefit of the Banks and Senior Note Holders, a first priority security interest in, lien on and security title (subject to Permitted Encumbrances) to the right, title and interest of the Borrower and each Guarantor in the Plant or Plants or Designated Other Real Property described therein, and other rights ancillary thereto, all in form and substance reasonably satisfactory to the Administrative Agent, after consultation with the

Borrower. The Real Property Documentation shall include, without limitation, the following as to each Plant or Designated Other Real Property and the land on which it is located:

                  (i) an owner's/lessee's affidavit for each parcel or tract of such Plant or Designated Other Real Property;

                  (ii) mortgagee title insurance binders and policies for each tract or parcel of such Plant or Designated Other Real Property;

                  (iii) such consents, acknowledgments, intercreditor or attornment and subordination agreements as the Administrative Agent may require from any Third Parties with respect to any portion of such Plant or Designated Other Real Property;

                  (iv) a current survey of each parcel or tract of such Plant or Designated Other Real Property;

                  (v) a certificate as to the insurance required by the related Mortgage;

                  (vi) a report of a licensed engineer detailing an environmental inspection of such Plant or Designated Other Real Property (which shall be a "Phase 1" report only unless either a "Phase 2" report is recommended in such Phase 1 report or the Administrative Agent determines in its reasonable judgment, based on such Phase 1 report, that a Phase 2 report should be obtained);

                  (vii) a Hazardous Materials Indemnity Agreement for such Plant or Designated Other Real Property;

                  (viii) an appraisal of such Plant or Designated Other Real Property, prepared by an appraiser satisfactory to the Administrative Agent and engaged by and on behalf of the Administrative Agent and the Banks; and

                  (ix) any revenue ruling or similar assurance from the department of revenue or taxation requested by the Administrative Agent with respect to any stamp, intangible or other taxes payable in connection with the filing for record of any of the Mortgages.

                  "Receivables" means all rights of the Borrower or its Subsidiaries to payment, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising from the sale of goods or services (including rights under bill and hold arrangements) by the Borrower or its Subsidiary (and including the right to payment of any interest or finance charges and other obligations with respect thereto).

                  "Receivables Intercreditor Agreement" has the meaning set forth in Section 9.19.

                  "Receivables Pledge Agreement" means a Stock Pledge Agreement, in substantially the form of Exhibit P, to be executed by the Borrower in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, pledging all of the Receivables Subsidiary Pledged Stock to secure the payment of all of the Secured Obligations, pursuant to the provisions of Section 9.19.

                  "Receivables Program Assets" means (a) all Purchased Receivables and Contributed Receivables transferred by the Borrower or its Subsidiaries (including the Receivables Subsidiary) pursuant to the Receivables Program Documents; provided, however, that the term "Receivables Program Assets" shall not include any Excluded Receivables Assets, (b) all Receivables Program Related Assets, and (c) all collections (including recoveries) and other proceeds of the assets described in the foregoing clauses (a) and (b).

                  "Receivables Program Documents" means (x) a receivables purchase agreement, pooling and servicing agreement, credit agreement, agreements to acquire undivided interests or other agreement to transfer, or create a security interest in, Receivables Program Assets, in each case as amended, modified, supplemented or restated and in effect from time to time entered into by the Borrower and/or its Subsidiaries (including the Receivables Subsidiary), and (y) each other instrument, agreement and other document entered into by the Borrower or its Subsidiaries (including the Receivables Subsidiary) relating to the transactions contemplated by the items referred to in clause (x) above, in each case as amended, modified, supplemented or restated and in effect from time to time.

                  "Receivables Program Obligations" means (a) notes, trust certificates, undivided interests, partnership interests or other interests representing the right to be paid a specified principal amount from the Receivables Program Assets, and (b) related obligations of the Borrower and/or its Subsidiaries (including, without limitation, rights in respect of interest or yield, breach of warranty claims and expense reimbursement and indemnity provisions) and other Standard Securitization Undertakings.

                  "Receivables Program Related Assets" means, with respect to Purchased Receivables and Contributed Receivables (but not Excluded Receivables), (i) rights of the seller or contributor thereof under the documentation governing or relating to such Receivables, including all contracts pursuant to which any account party or other party is obligated to make payment on any such Receivable, and all related purchase orders, invoices and other agreements, documents, books, records and other media for the storage of information (including tapes, disks, punch cards, computer programs and databases and related property), (ii) all of the right, title and interest of the seller or contributor thereof in the goods, if any, relating to the sale that gave rise to such Receivable, all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the contract described in clause (i) or otherwise, and all letters of credit, guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable, whether pursuant to the contract described in clause
(i) or otherwise and (iii) all proceeds of all of the foregoing, including all funds received by any Person in payment of any amounts owed (including invoice prices, finance charges, interest and all other charges, if any) in respect thereof or otherwise applied to repay or discharge any such Receivable (including insurance payments applied in the ordinary course of business to amounts owed in respect of such Receivable and net proceeds of any sale or other disposition of repossessed goods that were the subject of any such Receivable) or other collateral or property of the account party or other party directly or indirectly liable for payment of such Receivables, and any lockboxes or accounts in which such proceeds are deposited, (iv) all spread accounts and other similar accounts (and any amount on deposit therein) established in connection with the Receivables Securitization Program and (v) any warranty, indemnity, dilution and other intercompany claim arising out of Receivables Program Documents.

                  "Receivables Securitization Program" means any transaction or series of transactions that may be entered into by the Borrower and its Subsidiaries pursuant to which the Borrower and/or its Subsidiaries may sell, convey or otherwise transfer to the Receivables Subsidiary and (in the case of a transfer by the Receivables Subsidiary) any other Person, or may grant a security interest in, any Receivables Program Assets (whether now existing or arising in the future); provided that:

                  (a) no portion of the indebtedness or any other obligations (contingent or otherwise) of a Receivables Subsidiary or Special Purpose Vehicle
(i) is guaranteed by the Borrower or its Subsidiaries (other than the Receivables Subsidiary and excluding guarantees of obligations pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates the Borrower or its Subsidiaries (other than the Receivables Subsidiary) for payment other than pursuant to Standard Securitization Undertakings or (iii) subjects any property or asset of the Borrower or its Subsidiaries (other than the Receivables Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction of obligations incurred in such transactions, other than pursuant to Standard Securitization Undertakings,

                  (b) the Borrower and its Subsidiaries (other than the Receivables Subsidiary) do not have any obligation to maintain or preserve the financial condition of a Receivables Subsidiary or a Special Purpose Vehicle or cause such entity to achieve certain levels of operating results; and

                  (c) the net purchase price payable to the Borrower or Subsidiary with respect to Purchased Receivables thereunder (net of all reserves, discounts, fees and charges) is not less than 75% of the face amount of the Purchased Receivables.

                  "Receivables Subsidiary" means a special purpose corporation, limited liability company or other entity that is a wholly owned subsidiary of the Borrower, created for the sole purpose of, and whose only business shall be, acquisition of the Receivables Program Assets pursuant to the Receivables Securitization Program and those activities incidental to the Receivables Securitization Program.

                  "Receivables Subsidiary Pledged Stock" means the capital stock in the Receivables Subsidiary owned by the Borrower and described in and pledged pursuant to the Receivables Pledge Agreement, when it is executed and delivered pursuant to Section 9.19.

                  "Recording Expenses" has the meaning set forth in Section
5.25.

                  "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Termination Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

                  "Refunding Loan" means a new Syndicated Loan made on the day on which an outstanding Syndicated Loan is maturing or a Base Rate Borrowing is being converted to a Fixed Rate Borrowing, if and to the extent that the proceeds thereof are used entirely for the purpose of paying such maturing Loan or Loan being converted, excluding any difference between the amount of such maturing Loan or Loan being converted and any greater amount being borrowed on such day and actually either being made available to the Borrower pursuant to
Section 2.02(c) or remitted to the Administrative Agent as provided in Section 2.11, in each case as contemplated in Section 2.02(d).

                  "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "Related Fund" means, with respect to any Bank that is a fund that invests in lender loans, any other fund that invests in lender loans and is advised or managed by the same investment advisor as such Bank.

                  "Reported Net Income" means, for any period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis.

                  "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Commitments or, if the Commitments are no longer in effect, Banks holding at least 66 2/3% of the aggregate outstanding principal amount of the sum of the Syndicated Loans.

                  "Restricted Payment" means (i) any dividend or other distribution on any shares of the Borrower's Capital Stock (except dividends payable solely in shares of its Capital Stock) or (ii) any payment (other than solely in shares of its Capital Stock) on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's Capital Stock (except shares acquired upon the conversion thereof into other shares of its Capital Stock) or (b) any option, warrant or other right to acquire shares of the Borrower's Capital Stock; provided, however, that Restricted Payment shall not include the issuance of shares in exchange for "underwater" stock options, issuance of restricted stock or payments related to the Stockholders' Agreement with the Borrower dated as of April 30, 1991, as amended, relating to the acquisition by the Borrower of certain of Charles A. Hayes' shares of Capital Stock; so long as (i) the Borrower continuously maintains key man life insurance on the life of Charles A. Hayes in an amount not less than $2,900,000, (ii) the proceeds of such insurance are applied toward such payment and (iii) the aggregate amount of such payment (including amounts paid with such insurance) does not exceed $5,000,000.

                  "Reuters Screen" shall mean, when used in connection with any designated page and the London Interbank Offered Rate, the display page so designated on the Reuter Monitor Money Rates Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to the London Interbank Offered Rate).

                  "Secured Obligations" means the Bank Obligations, the Senior Note Obligations, the Cash Management Services Obligations, subject to the limitations contained in the Intercreditor Agreement, all Hedge Obligations with any Bank or Affiliate thereof, subject to the limitations contained in the Intercreditor Agreement, and other Secured Obligations described in the Intercreditor Agreement (pertaining to certain costs and expenses).

                  "Secured Parties" means the Banks and the Senior Note Holders, together with Wachovia Bank, N.A., with respect to the Cash Management Services Obligations.

                  "Security Agreement" means the Security Agreement, substantially in the form of Exhibit O, to be executed and delivered by the Borrower and each Guarantor, granting to the Collateral Agent, for the equal and ratable benefit of the Secured Parties, a first priority security interest in the personal property described therein, subject only to Permitted Encumbrances, to secure the Secured Obligations, together with all amendments and supplements thereto.

                  "Security Documents" means the Foreign Stock Pledge Agreement, the Domestic Stock Pledge Agreement, the Security Agreement, the Patent Assignment and the Mortgages.

                  "Senior Note Holders" means, collectively, the holders from time to time of the Senior Notes.

                  "Senior Notes" means, collectively, Senior Notes issued pursuant to the Note Purchase Agreements to the Senior Note Holders, in the following original amounts: (i) the $3,000,000 7.06% Senior Note and $97,000,000 7.06% Senior Note executed by the Borrower in favor of The Prudential Insurance Company of America; (ii) the $10,000,000 7.06% Senior Note executed by the Borrower in favor of The Variable Annuity Life Insurance Company; (iii) the $15,000,000 7.06% Senior Note executed by the Borrower in favor of American General Annuity Insurance Company; (iv) the $8,500,000 7.06% Senior Note, the $5,600,000 7.06% Senior Note and the $4,900,000 7.06% Senior Note executed by the Borrower in favor of Massachusetts Mutual Life Insurance Company; and (v) the $1,000,000 7.06% Senior Note executed by the Company in favor of C. M. Life Insurance Company, all such Senior Notes being dated as of December 18, 1998, together with any amendments, supplements, renewals, replacements or substitutions of any of such Senior Notes.

                  "Senior Note Obligations" means the Senior Notes and all of the obligations of the Borrower to the Senior Note Holders pursuant to the Note Purchase Agreement and each of the Security Documents (other than this Agreement, the Notes, the Guaranty and the Contribution Agreement), including, without limitation, all interest, make whole amounts, premium, expenses and indemnification amounts.

                  "Significant Direct Foreign Subsidiary" means any Direct Foreign Subsidiary which is either a Significant Foreign Subsidiary or is designated as a Significant Direct Foreign Subsidiary on Schedule 4.08 (it being understood and agreed that the Borrower may elect to send to the Administrative Agent and the Banks from time to time a supplement to Schedule 4.08, designating any Direct Foreign Subsidiary as a Significant Direct Foreign Subsidiary, whether or not it satisfies the criteria in clauses (x) or (y) of the definition of Significant Domestic Subsidiary).

                  "Significant Domestic Subsidiary" means any Subsidiary which:
(i) is a Domestic Subsidiary; and (ii) either (1) is designated as a Significant Domestic Subsidiary on Schedule 4.08 (it being understood and agreed that the Borrower may elect to send to the Administrative Agent and the Banks from time to time a supplement to Schedule 4.08, designating any Domestic Subsidiary as a Significant Domestic Subsidiary, whether or not it satisfies the criteria in clauses (x) or (y) below) or (2) either (x) has assets which constitute more than 5% of Consolidated Total Assets at the end of the most recent Fiscal Quarter, or (y) contributed more than 5% of Consolidated Operating Income during the most recent Fiscal Quarter and the 3 Fiscal Quarters immediately preceding such Fiscal Quarter (or, with respect to any Subsidiary which existed during the entire 4 Fiscal Quarter period but was acquired by the Borrower during such period, which would have contributed more than 5% of Consolidated Operating Income during such period had it been a Subsidiary for the entire period).

                  "Significant Foreign Subsidiary" means any Subsidiary which satisfies the conditions set forth in clause (ii), but not clause (i), of the definition of Significant Domestic Subsidiary.

                  "Special Purpose Vehicle" means a trust, partnership or other special purpose Person established by the Borrower to implement the Receivables Securitization Program.

                  "Standard Securitization Undertakings" means representations, warranties, covenants and indemnities entered into by the Borrower or its Subsidiaries (other than the Receivables Subsidiary) that are reasonably customary in accounts receivable securitization transactions, as reasonably determined in good faith by the Administrative Agent.

                  "Stockholders' Equity" means, at any time, the shareholders' equity of the Borrower and its Consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with GAAP, but excluding any Redeemable Preferred Stock of the Borrower or any of its Consolidated Subsidiaries. Stockholders' equity generally would include, but not be limited to (i) the par or stated value of all outstanding Capital Stock, (ii) capital surplus, (iii) retained earnings, and (iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances, (C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt guarantees, and (E) translation adjustments for foreign currency transactions.

                  "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

                  "Swing Loan" means a Loan made by Wachovia pursuant to Section 2.01(b), which may be a Base Rate Loan or a Foreign Currency Loan.

                  "Swing Loan Note" means the promissory note of the Borrower, substantially in the form of Exhibit A-3, evidencing the obligation of the Borrower to repay the Swing Loans, together with all amendments, consolidations, modifications, renewals, and supplements thereto.

                  "Syndicated Dollar Loan" means a Loan made by all of the Banks in Dollars, which shall be either a Base Rate Loan or a Euro-Dollar Loan.

                  "Syndicated Dollar Loan Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A-1, evidencing the obligation of the Borrower to repay the Syndicated Dollar Loans, together with all amendments, consolidations, modifications, renewals, and supplements thereto.

                  "Syndicated Foreign Currency Loan" means a Loan made by all of the Banks in a Foreign Currency.

                  "Syndicated Foreign Currency Loan Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A-2, evidencing the obligation of the Borrower to repay the Syndicated Foreign Currency Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

                  "Syndicated Loans" means Syndicated Dollar Loans and Syndicated Foreign Currency Loans.

                  "Taxes" has the meaning set forth in Section 2.11(d).

                  "Telerate" means, when used in connection with any designated page and IBOR, the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to IBOR).

                  "Termination Date" means whichever is applicable of (i) May 26, 2003, (ii) the date the Commitments are terminated pursuant to Section 6.01 following the occurrence of an Event of Default, or (iii) the date the Borrower terminates the Commitments entirely pursuant to Section 2.08.

                  "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower's business and on a temporary basis.

                  "Transferee" has the meaning set forth in Section 9.08(d).

                  "Unfunded Vested Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all vested nonforfeitable benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

                  "Unused Commitment" means at any date, with respect to any Bank, an amount equal to its Commitment less the aggregate outstanding principal amount of its Syndicated Dollar Loans and Syndicated Foreign Currency Loans, but not, in the case of Wachovia, its Swing Loans.

                  "Wachovia" means Wachovia Bank, N.A., a national banking association, and its successors.

                  "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

         Section 1.02 Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks unless with respect to any such change concurred in by the Borrower's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan
Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Banks shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01 hereof, shall mean the financial statements referred to in
Section 4.04).

         Section 1.03 References. Unless otherwise indicated, references in this Agreement to "Articles", "Exhibits", "Schedules", "Sections" and other Subdivisions are references to articles, exhibits, schedules, sections and other subdivisions hereof.

         Section 1.04 Use of Defined Terms. All terms defined in this Agreement shall have the same defined meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall require otherwise.

         Section 1.05 Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

                                   ARTICLE II

                                   THE CREDITS

         Section 2.01 Commitments to Lend Syndicated Loans; Swing Loans.

                  (a) Each Bank severally agrees, on the terms and conditions set forth herein, to make Loans (which may be, at the option of the Borrower and subject to the terms and conditions hereof, Syndicated Foreign Currency Loans or Syndicated Dollar Loans, and Syndicated Dollar Loans may be Domestic Loans or Euro-Dollar Loans) to the Borrower from time to time before the Termination Date; provided that,

                  (i) immediately after each such Loan is made, the sum of the aggregate outstanding principal amount of the Syndicated Dollar Loans and the Dollar Equivalent of the aggregate principal amount of the Syndicated Foreign Currency Loans by such Bank shall not exceed the amount of its Commitment,

                  (ii) the sum of the aggregate outstanding principal amount of all Syndicated Loans and Swing Loans and the Dollar Equivalent of the aggregate principal amount of the Syndicated Foreign Currency Loan and Swing Loans which are Foreign Currency Loans shall not exceed the aggregate amount of the Commitments, and

                  (iii) the Dollar Equivalent of the aggregate outstanding principal amount of all Foreign Currency Loans shall not exceed $25,000,000.

The Dollar Equivalent of each Foreign Currency Loan on the date each Foreign Currency Loan is disbursed shall be deemed to be the amount of the Foreign Currency Loan outstanding for the purpose of calculating the unutilized portion of the Commitment on the date of disbursement. Each Syndicated Borrowing under this Section shall be in an aggregate principal amount of (A) in the case of Fixed Rate Borrowings, $5,000,000 (or the Dollar Equivalent thereof in any Foreign Currency) or any larger multiple of $1,000,000 (or the Dollar Equivalent thereof in any Foreign Currency) and (B) in the case of Base Rate Borrowings, $2,000,000 or any larger multiple of $1,000,000 (except that in either case any such Syndicated Borrowing may be in the aggregate amount of the Unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.09, prepay Syndicated Loans and reborrow under this Section at any time before the Termination Date. Notwithstanding the foregoing, if there shall occur on or prior to the date of any Foreign Currency Loan any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the opinion of the Administrative Agent make it impracticable to make such Foreign Currency Loan, then the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, and such Foreign Currency Loan shall be made on such date as a Domestic Loan, unless the Borrower notifies the Administrative Agent at least two Domestic Business Days before such date that it elects not to borrow on such date.

                  (b) Swing Loans. In addition to the foregoing, Wachovia shall from time to time, upon the request of the Borrower, if the applicable conditions precedent in Article III have been satisfied, make Swing Loans to the Borrower (which, at the option of the Borrower and subject to the terms and conditions hereof, may be Foreign Currency Loans or Base Rate Loans) in an aggregate principal amount at any time outstanding not exceeding the Dollar Equivalent of $10,000,000; provided that, (i) immediately before such Swing Loan is made, the aggregate amount of the Unused Commitments is not less than $10,000,000, and (ii) immediately after such Swing Loan is made, the aggregate outstanding principal amount of all Syndicated Loans and Swing Loans shall not exceed the aggregate amount of the Commitments. Each Swing Loan Borrowing under this Section 2.01(b) shall be in an aggregate principal amount of $500,000 or any larger multiple of $100,000. Within the foregoing limits, the Borrower may borrow under this Section 2.01(b), prepay and reborrow under this Section 2.01(b) at any time before the Termination Date. Swing Loans will be deemed to be usage of the Commitments for the purpose of calculating availability pursuant to Section 2.01(a)(ii), but will not reduce Wachovia's obligation to lend its pro rata share of the remaining Unused Commitment. At any time, upon the request of Wachovia, each Bank other than Wachovia shall, on the third Domestic Business Day after such request is made, purchase a participating interest in Swing Loans in an amount equal to its ratable share (based upon its respective Commitment) of such Swing Loans which are Base Rate Loans. On such third Domestic Business Day, each Bank will immediately transfer to Wachovia, in immediately available funds, the amount of its participation. Whenever, at any time after Wachovia has received from any such Bank its participating interest in a Swing Loan, the Administrative Agent receives any payment on account thereof, the Administrative Agent will distribute to such Bank its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Administrative Agent is required to be returned, such Bank will return to the Administrative Agent any portion thereof previously distributed by the Administrative Agent to it. Each Bank's obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation: (i) any set-off, counterclaim, recoupment, defense or other right which such Bank or any other Person may have against Wachovia requesting such purchase or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the termination of the Commitments; (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any other Person;
(iv) any breach of this Agreement by the Borrower or any other Bank; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         Section 2.02 Method of Borrowing.

                  (a) The Borrower shall give the Administrative Agent notice (a "Notice of Borrowing"), which shall be substantially in the form of Exhibit E, prior to 11:00 A.M. (Atlanta, Georgia time) for Dollar Borrowings, and 9:30 A.M. (Atlanta, Georgia time) for Foreign Currency Borrowings, on the same Domestic Business Day of each Base Rate Borrowing and at least 3 Euro-Dollar Business Days before each Euro-Dollar Borrowing, and at least 3 Foreign Currency Business Days before each Foreign Currency Borrowing, specifying:

                  (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing, a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing, or a Foreign Currency Business Day in the case of a Foreign Currency Borrowing,

                  (ii) the aggregate amount of such Borrowing,

                  (iii) whether the Loans comprising such Borrowing are to be Syndicated Loans or Swing Loans, whether they are to be Base Rate Loans, Euro-Dollar Loans or Foreign Currency Loans, and if such Loans are to be Foreign Currency Loans, specifying the Foreign Currency, and

                  (iv) in the case of a Fixed Rate Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

                  (b) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Borrowing (or Wachovia, if it is a Swing Loan Borrowing) and such Notice of Borrowing, once received by the Administrative Agent, shall not thereafter be revocable by the Borrower.

                  (c) Not later than 11:00 A.M., or 1:00 P.M., with respect to Base Rate Borrowings, (Atlanta, Georgia time) on the date of each Syndicated Borrowing, each Bank shall (except as provided in paragraph (d) of this Section) make available its ratable share of such Syndicated Borrowing, in Federal or other funds immediately available in Atlanta, Georgia, to the Administrative Agent at its address referred to in Section 9.01, which funds shall be in Dollars, if such Borrowing is a Dollar Borrowing, and in the applicable Foreign Currency, if such Borrowing is a Foreign Currency Borrowing, determined pursuant to Section 9.01. Unless the Administrative Agent determines that any applicable condition specified in Article III has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the Borrower at the Administrative Agent's aforesaid address. Unless the Administrative Agent receives notice from a Bank, at the Administrative Agent's address referred to in or specified pursuant to Section 9.01, no later than 4:00 P.M. (local time at such address) on the Domestic Business Day before the date of a Syndicated Borrowing stating that such Bank will not make a Syndicated Loan in connection with such Syndicated Borrowing, the Administrative Agent shall be entitled to assume that such Bank will make a Syndicated Loan in connection with such Syndicated Borrowing and, in reliance on such assumption, the Administrative Agent may (but shall not be obligated to) make available such Bank's ratable share of such Syndicated Borrowing to the Borrower for the account of such Bank. If the Administrative Agent makes such Bank's ratable share available to the Borrower and such Bank does not in fact make its ratable share of such Syndicated Borrowing available on such date, the Administrative Agent shall be entitled to recover such Bank's ratable share from such Bank or the Borrower (and for such purpose shall be entitled to charge such amount to any account of the Borrower maintained with the Administrative Agent), together with interest thereon for each day during the period from the date of such Syndicated Borrowing until such sum shall be paid in full at a rate per annum equal to the rate at which the Administrative Agent determines that it obtained (or could have obtained) overnight Federal funds to cover such amount for each such day during such period, provided that (i) any such payment by the Borrower of such Bank's ratable share and interest thereon shall be without prejudice to any rights that the Borrower may have against such Bank and (ii) until such Bank has paid its ratable share of such Syndicated Borrowing, together with interest pursuant to the foregoing, it will have no interest in or rights with respect to such Syndicated Borrowing for any purpose hereunder. If the Administrative Agent does not exercise its option to advance funds for the account of such Bank, it shall forthwith notify the Borrower of such decision. Unless the Administrative Agent determines that any applicable condition specified in Article III has not been satisfied, Wachovia will make available to the Borrower at Wachovia's Lending Office the amount of any such Borrowing which is a Swing Loan Borrowing.

                  (d) If any Bank makes a new Syndicated Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Syndicated Loan from such Bank, such Bank shall apply the proceeds of its new Syndicated Loan to make such repayment as a Refunding Loan and only an amount equal to the difference (if any) between the amount being borrowed and the amount of such Refunding Loan shall be made available by such Bank to the Administrative Agent as provided in paragraph (c) of this Section, or remitted by the Borrower to the Administrative Agent as provided in Section 2.11, as the case may be; provided, however, that if the Syndicated Loan which is to be repaid is a Foreign Currency Loan, the foregoing provisions shall apply only if the new Syndicated Loan is to be made in the same Foreign Currency.

                  (e) Notwithstanding anything to the contrary contained in this Agreement, if there shall have occurred a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived, (i) no Fixed Rate Borrowing may be made and, and (ii) all Refunding Loans shall be made as Base Rate Loans (but shall bear interest at the Default Rate, if applicable, pursuant to Section 2.05(b), (c), or (f)).

                  (f) In the event that a Notice of Borrowing fails to specify whether the Syndicated Loans comprising such Borrowing are to be Base Rate Loans, Euro-Dollar Loans or Foreign Currency Loans, such Syndicated Loans shall be made as Base Rate Loans. If the Borrower is otherwise entitled under this Agreement to repay any Syndicated Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Syndicated Borrowing, and the Borrower fails to repay such Syndicated Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Borrowing, a new Syndicated Borrowing shall be deemed to be made on the date such Syndicated Loans mature in an amount equal to the principal amount of the Syndicated Loans so maturing, and the Syndicated Loans comprising such new Syndicated Borrowing shall be Base Rate Loans, which shall be in the Dollar Equivalent of such maturing Loans, if such maturing Loans were Foreign Currency Loans.

                  (g) Notwithstanding anything to the contrary contained herein, there shall not be more than 8 Fixed Rate Borrowings outstanding at any given time.

         Section 2.03 Notes.

                  (a) The Syndicated Loans of each Bank shall be evidenced by a single Syndicated Dollar Loan Note in an amount equal to the original principal amount of such Bank's Commitment and a single Syndicated Foreign Currency Loan Note, each payable to the order of such Bank for the account of its Lending Office. The Swing Loans shall be evidenced by a single Swing Loan Note payable to the order of Wachovia in the original principal amount of the Dollar Equivalent of $10,000,000.

                  (b) Upon receipt of each Bank's Notes pursuant to Section 3.01, the Administrative Agent shall deliver such Notes to such Bank. Each Bank (or Wachovia, with respect to the Swing Loan) shall record, and prior to any transfer of its Notes shall endorse on the schedules forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Loan made by it, the date and amount of each payment of principal made by the Borrower with respect thereto, whether such Loan is a Base Rate Loan, Euro-Dollar Loan or Foreign Currency Loan, and if a Foreign Currency Loan, a specification of the Foreign Currency, and such schedules of each such Bank's Notes shall constitute rebuttable presumptive evidence of the principal amounts owing and unpaid on such Bank's Notes; provided that the failure of any Bank to make, or any error in making, any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Notes or the ability of any Bank to assign its Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.

         Section 2.04 Maturity of Loans.

                  (a) Each Loan included in any Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

                  (b) Notwithstanding the foregoing, the outstanding principal amount of the Loans, if any, together with all accrued but unpaid interest and fees thereon, if any, shall be due and payable on the Termination Date.

         Section 2.05 Interest Rates.

                  (a) "Applicable Margin" means:

                           (i) for the period commencing on the Closing Date to
                  and including the first Performance Pricing Determination Date, (x) for any Base Rate Loan, 0%, and (y) for any Euro-Dollar Loan or Foreign Currency Loan, 2.250%; and

                           (ii) from and after the first Performance Pricing
                  Determination Date, (x) for any Base Rate Loan, 0%, and (y) for any Euro-Dollar Loan or Foreign Currency Loan, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below and the Leverage Ratio for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date.

                           Leverage Ratio                Applicable Margin
                           --------------                -----------------
                           < 1.50                        1.00%
                           => 1.50 and < 2.00            1.25%
                           => 2.00 and < 2.50            1.50%
                           => 2.50 and < 3.00            1.75%
                           => 3.00 and < 3.25            2.25%
                           => 3.25                       2.75%

                  In determining interest for purposes of this Section 2.05 and fees for purposes of Section 2.06, the Borrower and the Banks shall refer to the Borrower's most recent consolidated quarterly and annual (as the case may be) financial statements delivered pursuant to Section 5.01(a) or (b), as the case may be. If such financial statements require a change in interest pursuant to this Section 2.05 or fees pursuant to Section 2.06, the Borrower shall deliver to the Administrative Agent, along with such financial statements, a notice to that effect, which notice shall set forth in reasonable detail the calculations supporting the required change. The "Performance Pricing Determination Date" is the date which is the last date on which such financial statements are permitted to be delivered pursuant to Section 5.01(a) or (b), as applicable. Any such required change in interest and fees shall become effective on such Performance Pricing Determination Date, and shall be in effect until the next Performance Pricing Determination Date, provided that: (x) for Fixed Rate Loans, changes in interest shall only be effective for Interest Periods commencing on or after the Performance Pricing Determination Date; and (y) no fees or interest shall be decreased pursuant to this Section 2.05 or Section 2.06 if a Default is in existence on the Performance Pricing Determination Date, unless such Default in existence on the Performance Pricing Date was not an Event of Default on such date and did not thereafter become an Event of Default.

                  (b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day plus the Applicable Margin. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                  (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                  The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

                  The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan, the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rate appear as the British Bankers Association Settlement Rate for U.S. Dollars on the Telerate Screen Page 3750 effective as of 11:00 A.M., London time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, provided that if no such offered rate appears on such page, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than 2 major banks in New York City, selected by the Administrative Agent, at approximately 10:00 A.M., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered to leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Euro-Dollar Loan.

                  "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

                  (d) Each Foreign Currency Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted IBOR Rate for such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Foreign Currency Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                  "Adjusted IBOR Rate" means, with respect to each Interest Period for a Foreign Currency Loan, the sum of (i) the rate obtained by dividing
(A) IBOR for such Interest Period by (B) a percentage equal to 1 minus the then stated maximum rate (stated as a decimal) of all reserves requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System as defined in Regulation D (or against any successor category of liabilities as defined in Regulation D), plus (ii) if the relevant Foreign Currency Loan is in British pounds sterling, a percentage sufficient to compensate the Banks for the cost of complying with any reserves, liquidity and/or special deposit requirements of the Bank of England directly or indirectly affecting the maintenance or funding of such Foreign Currency Loan.

                  "IBOR" means, for any Interest Period, with respect to Foreign Currency Loans, the offered rate for deposits in the applicable Foreign Currency, for a period comparable to the Interest Period and in an amount comparable to the amount of such Foreign Currency Loan appearing on Telerate Page 3750, or, if Telerate is unavailable, the Reuters Screen Page FRBD, FRBE, FRBF or FRBG, as applicable, as of 11:00 A.M. (London, England time) on the day that is two Business Days prior to the first day of the Interest Period. If the foregoing rate is unavailable from Telerate or the Reuters Screen for any reason, then such rate shall be determined by the Administrative Agent from any other interest rate reporting service of recognized standing designated in writing by the Administrative Agent to the Borrower.

                  (e) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the Banks by telecopier of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

                  (f) After the occurrence and during the continuance of an Event of Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Required Banks, bear interest at the Default Rate.

         Section 2.06 Fees.

                  (a) The Borrower shall pay to the Administrative Agent, for the ratable account of each Bank, a commitment fee, calculated in the manner provided in the last paragraph of Section 2.05(a)(ii), on the aggregate daily amount of such Bank's Unused Commitment, at a rate per annum equal to: (i) for the period commencing on the Closing Date to and including the first Performance Pricing Determination Date, 0.50%; and (ii) from and after the first Performance Pricing Determination Date, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below and the Leverage Ratio for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date:

                         Leverage Ratio                Commitment Fee
                         --------------                --------------
                         < 1.50                           0.20%
                         => 1.50 and < 2.00               0.25%
                         => 2.00 and < 3.00               0.375%
                         => 3.00                          0.50%

Such commitment fees shall accrue from and including the Closing Date to (but excluding the Termination Date) and shall be payable on each March 31, June 30, September 30 and December 31 and on the Termination Date.

                  (b) On the Closing Date, the Borrower shall pay to the Administrative Agent, for the ratable account of each Bank, a fully-earned, non-refundable upfront fee based on the allocation of the Commitments, as agreed upon pursuant to a fee memorandum among the Administrative Agent and the Banks.

                  (c) The Borrower shall pay to the Administrative Agent, for the account and sole benefit of the Administrative Agent or the Arranger, such fees and other amounts at such times as set forth in the Arranger's Letter Agreement.

         Section 2.07 Optional Termination or Reduction of Commitments. The Borrower may, upon at least 3 Domestic Business Days' notice to the Administrative Agent, terminate at any time, or proportionately reduce the Unused Commitments from time to time by an aggregate amount of at least $5,000,000 or any larger multiple of $1,000,000. If the Commitments are terminated in their entirety, all accrued but unpaid interest and fees thereon, if any, shall be due and payable on the effective date of such termination.

         Section 2.08 Mandatory Reduction and Termination of Commitments. The Commitments shall terminate on the Termination Date and any Loans then outstanding, together with all accrued but unpaid interest and fees thereon, if any, shall be due and payable on such date.

         Section 2.09 Optional Prepayments.

                  (a) The Borrower may, upon the same Domestic Business Day's notice to the Administrative Agent, prepay any Borrowing in whole at any time, or from time to time in part in amounts aggregating at least (i) in the case of Syndicated Loans which are Base Rate Loans, $2,000,000 or any larger multiple of $1,000,000, (ii) in the case of Syndicated Loans which are Fixed Rate Loans, $5,000,000 or any larger multiple of $1,000,000, and (iii) in the case of Swing Loans, $100,000, in each case by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment, and, in the case of Fixed Rate Loans, any amounts payable pursuant to Section 8.05(a) as a result of such prepayment. Each such optional prepayment shall be applied to prepay ratably the Base Rate Loans or Fixed Rate Loans, as applicable, of the several Banks, or of Wachovia, in the case of Swing Loans, included in such Borrowing. Notwithstanding the foregoing, so long as any Mortgages are in effect in favor of the Collateral Agent on any Plant or Designated Other Real Property located in the State of New York, the Borrower shall not make a voluntary prepayment in an amount which would cause the aggregate outstanding principal amount of the Loans to be less than $25,000,000.

                  (b) Upon receipt of a notice of prepayment pursuant to this
Section 2.09, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice, once received by the Agent, shall not thereafter be revocable by the Borrower.

         Section 2.10 Mandatory Prepayments.

                  (a) On each date on which the Commitments are reduced pursuant to Section 2.07 or Section 2.08, the Borrower shall repay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon and any amount due under Section 8.05(a)), as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans does not exceed the aggregate amount of the Commitments as then reduced. All such prepayments shall be applied first to the Syndicated Dollar Loan Notes and then to the Swing Loan Note.

                  (b) If the Administrative Agent determines at any time (either on its own initiative or at the instance of any Bank) that the aggregate principal amount of the Foreign Currency Loans outstanding (after converting each Foreign Currency Loan to its Dollar Equivalent on the date of calculation) at any time exceeds $25,000,000, then upon 5 Foreign Currency Business Days' written notice from the Administrative Agent, the Borrower shall prepay an aggregate principal amount of Foreign Currency Loans sufficient to bring the aggregate of the Foreign Currency Loans outstanding within an amount equal to $25,000,000. Nothing in the foregoing shall require the Administrative Agent to make any such calculation unless expressly requested to do so by the Required Banks.

                  (c) Within 30 days of the end of each Fiscal Quarter in which the Borrower receives net cash proceeds from any Receivables Securitization Program, the Borrower shall certify to the Administrative Agent the current amount of Maximum Available Proceeds under such Receivables Securitization Program and prepay the outstanding Loans in an aggregate principal amount equal to:

                           (i) 85% of such net cash proceeds, rounded upwards to
                  the nearest $100,000, as to Maximum Available Proceeds in an amount equal to or less than $80,000,000, but including such net cash proceeds only to the extent they are derived from sales of Receivables in an aggregate amount in excess of the highest level of aggregate sales of Receivables for which net proceeds have previously been paid pursuant to this clause
                  (i), until aggregate net cash proceeds equal to 85% of Maximum Available Proceeds have been used to make prepayments pursuant to this clause (i); and

                           (ii) 100% of such net cash proceeds, rounded upwards
                  to the nearest $100,000, as to Maximum Available Proceeds in an amount greater than $80,000,000, but including such net cash proceeds only to the extent they are derived from sales of Receivables in an aggregate amount in excess of the highest level of aggregate sales of Receivables for which net proceeds have previously been paid pursuant to this clause (ii), until aggregate net cash proceeds equal to 100% of Maximum Available Proceeds in excess of $80,000,000 have been used to make prepayments pursuant to this clause (ii).

The Commitments shall be ratably reduced by the amount of such prepayments; provided, that (x) prepayments pursuant to clause (i) above shall not reduce the Commitments below an aggregate amount of $75,000,000, and (y) prepayments pursuant to clause (ii) above shall reduce the Commitments without regard to the $75,000,000 limitation contained in clause (x).

                  (d) Each such payment or prepayment under paragraph (a), (b) or (c) above shall be applied ratably to the Loans of the Banks outstanding on the date of payment or prepayment in the following order of priority:(i) first, to Syndicated Loans which are Base Rate Loans; (ii) secondly, to Swing Loans which are Base Rate Loans; (iii) thirdly, to Euro-Dollar Loans; (iv) fourthly, to Syndicated Loans which are Foreign Currency Loans, and (v) lastly, to Swing Loans which are Foreign Currency Loans.

         Section 2.11 General Provisions as to Payments.

                  (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 11:00 A.M. (Atlanta, Georgia time) on the date when due, in Federal or other funds (subject to paragraph (c) below with respect to Foreign Currency Loans) immediately available in Atlanta, Georgia, to the Administrative Agent at its address referred to in Section 9.01. The Administrative Agent will promptly distribute to Wachovia each such payment received by the Administrative Agent on account of the Swing Loans, and to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks.

                  (b) Whenever any payment of principal of, or interest on, the Domestic Loans or of fees hereunder shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of or interest on, the Euro-Dollar Loans or the Foreign Currency Loans shall be due on a day which is not a Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, unless such Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be.

                  (c) All payments of principal and interest with respect to Foreign Currency Loans shall be made in the Foreign Currency in which the related Foreign Currency Loan was made.

                  (d) (i) All payments of principal, interest and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof (except as permitted below) or therein excluding in the case of each Bank, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that the Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such Bank additional amounts as may be necessary in order that the amount received by such Bank after the required withholding or other payment shall equal the amount such Bank would have received had no such withholding or other payment been made.

                        (ii) Each Bank which is organized outside the United States shall so notify the Borrower thereof and shall also promptly notify the Borrower of any change in its Lending Office and shall in each case deliver to the Borrower such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, including Internal Revenue Service Form 1001 or Form 4224, properly completed and duly executed by such Bank establishing that such payment is (x) not subject to withholding under the Code because such payment is effectively connected with the conduct by such Bank of a trade or business in the United States or (y) totally exempt from United States tax under a provision of an applicable tax treaty. Unless the Borrower has received forms or other documents reasonably satisfactory to it indicating that payments hereunder or under the Notes are not subject to United States withholding tax or are subject to such at a rate reduced by an applicable tax treaty, the Borrower shall withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Bank organized under the laws of a jurisdiction outside the United States.

                        (iii) The Borrower shall not be required to pay any additional amounts to any Bank in respect of United States withholding tax pursuant to Section 2.11(d)(i) if the obligation to pay such additional amounts would not have arisen but for a failure by the Bank to comply with the provisions of Section 2.11(d)(ii) above for any reason (including the failure of the Bank to deliver the documents referred to above by reason of its inability to qualify for total exemption from United States withholding or a change in circumstances that renders the Bank unable to so qualify) other than (x) a change in applicable law, regulation or official interpretation thereof or (y) an amendment, modification or revocation of any applicable tax treaty or a change in official position regarding the application or interpretation thereof, in each case after the Closing Date (and in the case of a Transferee (as defined in Section 9.08(d), after the date of assignment or transfer.

                        (iv) If, solely as a result of an event described in clause (x) or (y) of Section 2.11(d)(iii) after the Closing Date (or, in the case of a Transferee, after the date of assignment or transfer), a Bank (x) is unable to provide to the Borrower a form otherwise required to be delivered by it pursuant to Section 2.11(d)(ii), or (y) makes any payment or becomes liable to make any payment on account of any Taxes with respect to payments by the Borrower hereunder, the Borrower may, at its option, either (A) prepay the portion of the Loans held by such Bank or (B) continue to make payments to such Bank, under the terms of this Agreement and the applicable Notes, which payments shall be made in accordance with Section 2.11(d)(i) above. If the Borrower exercises its option under clause (B) of this Section 2.11(d)(iv), the relevant Bank agrees to take such steps as reasonably may be available to it under applicable tax laws and any applicable tax treaty or convention (including, if legally available, furnishing such certificate) to obtain an exemption from, or reduction (to the lowest applicable rate) of, such Taxes, except to the extent that taking such a step would be materially disadvantageous to such Bank.

                        (v) Any Bank claiming any additional amounts payable pursuant to this Section 2.11 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Borrower or to change the jurisdiction of its applicable Lending Office if the making of such a filing or change would avoid the need for or reduce the amount of any such additional amounts which may be thereafter accrue and would not be otherwise materially disadvantageous to such Bank.

                        (vi) In the event any Bank receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.11(d), it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided, however, if at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

                        (vii) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower and the Banks contained in this Section 2.11(d) shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions (x) shall be made based upon the circumstances of such Participant, Assignee or other Transferee, and (y) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

                        Section 2.12 Computation of Interest and Fees. Interest on Domestic Loans based on the Base Rate shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Interest on Euro-Dollar Loans and Foreign Currency Loans shall be computed on the basis of a year of 360 days (except for any Foreign Currency Loans outstanding in British pounds sterling or in Canadian dollars, (or, if selected as a Foreign Currency pursuant to clause (ii) of the definition of "Foreign Currency," in Australian dollars, Belgian francs, Irish punts or New Zealand dollars), which shall be computed on the basis of a year of 365 or 366 days, as the case may be) and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Facility fees and any other fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

                                  ARTICLE III

                            CONDITIONS TO BORROWINGS

         Section 3.01 Conditions to First Borrowing. The obligation of each Bank to make a Loan on the occasion of the first Borrowing is subject to the satisfaction of the conditions set forth in Section 3.02 and receipt by the Administrative Agent of the following (as to the documents described in paragraphs (a), (c), (d), (e) and (h) below, in sufficient number of counterparts for delivery of a counterpart to each Bank and retention of one counterpart by the Administrative Agent):

                  (a) from each of the parties hereto of either (i) a duly executed counterpart of this Agreement signed by such party or (ii) a facsimile transmission of such executed counterpart with the original to be sent to the Administrative Agent by overnight courier;

                  (b) a duly executed Syndicated Dollar Loan Note and a duly executed Syndicated Foreign Currency Loan Note for the account of each Bank, and a duly executed Swing Loan Note for the account of Wachovia, in each case complying with the provisions of Section 2.03;

                  (c) an opinion letter (together with any opinions of local counsel relied on therein) of (i) Weil, Gotshal & Manges LLP, special counsel for the Borrower and the Guarantors, and (ii) Robert A. Emken, Jr., General Counsel for the Borrower and the Guarantors, each dated as of the Closing Date, substantially in the form of Exhibits B-1 and B-2, respectively, and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent or any Bank may reasonably request;

                  (d) an opinion of Jones, Day, Reavis & Pogue, special counsel for the Administrative Agent, dated as of the Closing Date, substantially in the form of Exhibit C and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request;

                  (e) a certificate (the "Closing Certificate") substantially in the form of Exhibit G), dated as of the Closing Date, signed by a principal financial officer of the Borrower, to the effect that (i) no Default has occurred and is continuing on the date of the first Borrowing and (ii) with respect to the representations and warranties of the Borrower contained in Article IV, (x) if they are expressly qualified by materiality, they are true on and as of the date of the first Borrowing hereunder, and (y) if they are not so qualified, they are true in all material respects on and as of the date of the first Borrowing hereunder;

                  (f) all documents which the Administrative Agent or any Bank may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement, Notes, the Guaranty and the Contribution Agreement, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including, without limitation, a certificate of the Borrower and each Guarantor, signed by the Secretary or an Assistant Secretary of the Borrower and each Guarantor, respectively, substantially in the form of Exhibit H (the "Officer's Certificate"), --------- certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower or such Guarantor authorized to execute and deliver the Loan Documents to which it is a party, and certified copies of the following items: (i) the Borrower's and each Guarantor's Certificate of Incorporation, (ii) the Borrower's and each Guarantor's Bylaws, (iii) certificates of the Secretary of State of the jurisdiction of incorporation as to the good standing of each of the Borrower and the Guarantors, and (iv) the action taken by the Board of Directors of the Borrower and each Guarantor authorizing the Borrower's or such Guarantor's execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which the Borrower or such Guarantor is a party;

                  (g) counterparts of the Guaranty, duly executed by each of the Guarantors, the Contribution Agreement, the Domestic Stock Pledge Agreement, the Security Agreement and, if applicable, the Patent Assignment, duly executed by the Borrower and each of the Guarantors (other than, with respect to the Domestic Stock Pledge Agreement, any Guarantors not owning Domestic Subsidiaries) and the Foreign Stock Pledge Agreement, duly executed by the Borrower and each applicable Domestic Subsidiary, together with, as to the Foreign Stock Pledge Agreement and the Domestic Stock Pledge Agreement, the powers of attorney or blank stock powers pursuant thereto and with delivery of the relevant stock certificates or evidence of registration of the pledge or such other document or other writing which the Administrative Agent may reasonably require with respect thereto and as to the Security Agreement, the UCC-1 financing statements relating to the personal property of the Borrower and the Guarantors, together with such lien search reports regarding such personal property as are available on the Closing Date;

                  (h) counterparts of the Intercreditor Agreement, duly executed by each party thereto;

                  (i) evidence satisfactory to the Administrative Agent of termination of the Credit Agreement dated as of September 26, 1995, among the Borrower, the Administrative Agent and the Banks listed therein; and

                  (j) receipt of the upfront fees set forth in Section 2.06(b) and all fees payable on the Closing Date pursuant to the Arranger's Letter Agreement.

In addition, if the Borrower desires funding of a Fixed Rate Loan on the Closing Date, the Administrative Agent shall have received, the requisite number of days prior to the Closing Date, a funding indemnification letter satisfactory to it, pursuant to which (i) the Administrative Agent and the Borrower shall have agreed upon the interest rate, amount of Borrowing and Interest Period for such Fixed Rate Loan , and (ii) the Borrower shall indemnify the Banks from any loss or expense arising from the failure to close on the anticipated Closing Date identified in such letter or the failure to borrow such Fixed Rate Loan on such date.

         Section 3.02 Conditions to All Borrowings. The obligation of each Bank to make a Syndicated Loan (or of Wachovia, to make a Swing Loan) on the occasion of each Borrowing is subject to the satisfaction of the following conditions:

                  (a) receipt by the Administrative Agent of a Notice of Borrowing;

                  (b) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

                  (c) the fact that, with respect to the representations and warranties of the Borrower contained in Article IV, (x) if they are expressly qualified by materiality, they are true on and as of the date of such Borrowing, and (y) if they are not so qualified, they are true in all material respects on and as of the date of such Borrowing; and

                  (d) the fact that, immediately after such Borrowing, the conditions set forth in clauses (i) and (ii) of Section 2.01(a) shall have been satisfied.

Each Syndicated Borrowing and each Swing Loan Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the truth and accuracy of the facts specified in paragraphs (b),
(c) and (d) of this Section.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  The Borrower (and, as expressly stated, the Guarantors) represents and warrants that:

         Section 4.01 Corporate Existence and Power. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where the failure to be so qualified would reasonably be expected to have or cause a Material Adverse Effect, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to have any of the foregoing would not reasonably be expected to have or cause a Material Adverse Effect.

         Section 4.02 Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower and each Guarantor, respectively, of this Agreement, the Notes, the Guaranty, the Contribution Agreement and the other Loan Documents to which they are parties
(i) are within the Borrower's and each Guarantor's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official, except pursuant to the Security Documents; (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or any Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except pursuant to the Security Documents.

         Section 4.03 Binding Effect. Each of this Agreement, the Guaranty and the Contribution Agreement constitutes a valid and binding agreement of the Borrower and the Guarantors, as applicable, enforceable in accordance with its terms, and the Notes and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the enforceability of creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

         Section 4.04 Financial Information.

                  (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of October 3, 1999 and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Arthur Andersen LLP, copies of which have been delivered to each of the Banks, and the unaudited consolidated financial statements of the Borrower for the interim period ended April 2, 2000, copies of which have been delivered to each of the Banks, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.

                  (b) Since October 3, 1999 there has been no event, act, condition or occurrence having a Material Adverse Effect.

         Section 4.05 No Litigation. There is no action, suit or proceeding pending, or to the knowledge of the Borrower or any Guarantor overtly threatened, against the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could have a Material Adverse Effect or which in any manner draws into question the validity of or could impair the ability of the Borrower or any Guarantor to perform its obligations under, this Agreement, the Notes, the Guaranty, the Contribution Agreement, the Security Documents, as applicable, or any of the other Loan Documents.

         Section 4.06 Compliance with ERISA.

                  (a) The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any material liability to the PBGC or a Plan under Title IV of ERISA that has not been satisfied in a timely manner.

                  (b) Neither the Borrower nor any member of the Controlled Group has incurred any withdrawal liability with respect to any Multiemployer Plan under Title IV of ERISA, and no such liability in an aggregate amount of $3,000,000 or more is expected to be incurred.

         Section 4.07 Compliance with Laws; Payment of Taxes. The Borrower and its Subsidiaries are in compliance with all applicable laws, regulations and similar requirements of governmental authorities, except where the failure to so comply would have, or would reasonably be expected to have or cause, a Material Adverse Effect. There have been filed on behalf of the Borrower and its Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower or any Subsidiary have been paid. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate. The federal income tax liabilities of the Borrower and its Subsidiaries on a consolidated basis have been determined by the Internal Revenue Service and paid for all Fiscal Years up to and including the Fiscal Year ended September, 1993.

         Section 4.08 Subsidiaries. Each of the Borrower's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction wherein the failure to be so qualified would have, or would reasonably be expected to have or cause, a Material Adverse Effect, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to have any of the foregoing would not have, or would not reasonably be expected to have or cause, a Material Adverse Effect. The Borrower has no Subsidiaries except for those Subsidiaries listed on Schedule 4.08, as it may be supplemented from time to time by the Borrower, which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation and indicates whether it is a Significant Domestic Subsidiary or a Significant Foreign Subsidiary, and if it is a Significant Foreign Subsidiary, whether it is a Significant Direct Foreign Subsidiary.

         Section 4.09 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 4.10 Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         Section 4.11 Ownership of Property; Liens. Each of the Borrower and its Consolidated Subsidiaries has title to its properties sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in Section 5.16.

         Section 4.12 No Default. Neither the Borrower nor any of its Consolidated Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         Section 4.13 Full Disclosure. All written information heretofore furnished by the Borrower to the Administrative Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such written information hereafter furnished by the Borrower to the Administrative Agent or any Bank will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. No responsible officer of the Borrower is aware of any facts in existence as of the Closing Date which reasonably would be expected to have or cause a Material Adverse Effect.

         Section 4.14 Environmental Matters.

                  (a) Neither the Borrower nor any Subsidiary is subject to any Environmental Liability which could have or cause a Material Adverse Effect and, except as disclosed on Schedule 4.14, neither the Borrower nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA. None of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. ss. 300,
(ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

                  (b) No Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the knowledge of the Borrower, at or from any adjacent site or facility, except for Hazardous Materials, such as cleaning solvents, pesticides and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed, or otherwise handled in the ordinary course of business in material compliance with all applicable Environmental Requirements.

                  (c) The Borrower, and each of its Subsidiaries and Affiliates, has procured all Environmental Authorizations necessary for the conduct of its business, and is in material compliance with all Environmental Requirements in connection with the operation of the Properties and the Borrower's, and each of its Subsidiary's and Affiliate's, respective businesses.

         Section 4.15 Capital Stock. To the best knowledge of the Borrower, all Capital Stock, debentures, bonds, notes and all other securities of the Borrower and its Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws. The issued shares of Capital Stock of the Borrower's Wholly Owned Subsidiaries are owned by the Borrower free and clear of any Lien or adverse claim. At least a majority of the issued shares of capital stock of each of the Borrower's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Borrower free and clear of any Lien or adverse claim.

         Section 4.16 Margin Stock. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation T, U or X.

         Section 4.17 Insolvency. After giving effect to the execution and delivery of the Loan Documents and the making of the Loans under this Agreement:
(i) the Borrower and the Guarantors will not (x) be "insolvent," within the meaning of such term as used in O.C.G.A. ss. 18-2-22 or as defined in ss. 101 of the "Bankruptcy Code", or Section 2 of either the "UFTA" or the "UFCA", or as defined or used in any "Other Applicable Law" (as those terms are defined below), or (y) be unable to pay its debts generally as such debts become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 6 of the UFCA, or (z) have an unreasonably small capital to engage in any business or transaction, whether current or contemplated, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 5 of the UFCA; and (ii) the obligations of the Borrower under the Loan Documents and with respect to the Loans will not be rendered avoidable under any Other Applicable Law. For purposes of this Section 4.17, "Bankruptcy Code" means Title 11 of the United States Code, "UFTA" means the Uniform Fraudulent Transfer Act, "UFCA" means the Uniform Fraudulent Conveyance Act, and "Other Applicable Law" means any other applicable state law pertaining to fraudulent transfers or acts voidable by creditors, in each case as such law may be amended from time to time.

         Section 4.18 Insurance. The Borrower and each of its Subsidiaries has (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance in at least such amounts and against at least such risks (including on all its property, and public liability and worker's compensation) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

                                   ARTICLE V

                                    COVENANTS

                  The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable hereunder or under any Note remains unpaid:

         Section 5.01 Information. The Borrower will deliver to each of the
Banks:

                  (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all certified by Arthur Andersen LLP or other independent public accountants of nationally recognized standing, with such certification to be unqualified, except for immaterial exceptions not giving rise to qualification;

                  (b) as soon as available and in any event within 45 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Borrower;

                  (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit F (a "Compliance Certificate"), of the chief financial officer, the chief accounting officer or the treasurer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Section 5.05, Sections 5.15 through 5.20, inclusive, and Section 5.24 on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                  (d) simultaneously with the delivery of each set of annual financial statements referred to in paragraph (a) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Default existed on the date of such financial statements;

                  (e) within 5 Domestic Business Days after the Borrower becomes aware of the occurrence of any Default, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                  (f) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

                  (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

                  (h) if and when any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

                  (i) as soon as available and in any event within 90 days after the end of each Fiscal Year, a projected consolidated balance sheet of the Borrower and its Consolidated Subsidiaries for the next (current) Fiscal Year and the related projected consolidated statements of income, shareholders' equity and cash flows for such next (current) Fiscal Year, in each case by Fiscal Quarter for such Fiscal Year; and

                  (j) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Administrative Agent, at the request of any Bank, may reasonably request.

         Section 5.02 Inspection of Property, Books and Records. The Borrower will (i) keep, and cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) subject to Section 9.09, permit, and cause each Subsidiary to permit, representatives of any Bank at such Bank's expense prior to the occurrence of a Default and at the Borrower's expense after the occurrence of a Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, and the Borrower agrees to cooperate and assist in such visits and inspections, in each case upon reasonable notice and at reasonable times; provided, that as to inspections of books and records (but not as to visits with officers, employees and independent public accountants), any such inspections prior to the occurrence of a Default shall be coordinated through the Administrative Agent, and shall be limited to no more than one such inspection for all Banks in any Fiscal Quarter.

         Section 5.03 Maintenance of Existence. Except as otherwise permitted by
Section 5.05, the Borrower shall, and shall cause each Subsidiary to, maintain its corporate existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained.

         Section 5.04 Dissolution. Neither the Borrower nor any of its Subsidiaries shall suffer or permit dissolution or liquidation either in whole or in part, except through corporate reorganization to the extent permitted by
Section 5.05.

         Section 5.05 Consolidations, Mergers and Sales of Assets. The Borrower will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that:

                  (a) the Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Borrower is the corporation surviving such merger, (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing and (iv) the Borrower has furnished to the Administrative Agent and the Banks a pro forma Compliance Certificate giving effect to such merger and showing compliance with the covenants calculated pursuant thereto;

                  (b) Subsidiaries of the Borrower may merge with (i) one another, or (ii) so long as the Borrower is the surviving corporation, with the Borrower; and

                  (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit, subject to Sections 5.21(b) and 5.22(b), if applicable:

                           (1) during any Fiscal Quarter, a transfer of assets
                  or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be discontinued, when combined with all other assets transferred or utilized in a business line or segment to be discontinued, in such Fiscal Quarter and the most recent 3 consecutive Fiscal Quarters then ended, either (x) constituted more than 10% of Consolidated Total Assets measured as of the end of the immediately preceding Fiscal Quarter for which the Borrower has supplied financial statements pursuant to this Agreement, or (y) contributed more than 10% of Consolidated Operating Income during the most recent 4 consecutive Fiscal Quarters for which the Borrower has supplied financial statements pursuant to this Agreement (disregarding any Fiscal Quarter in which there was an operating loss, on a consolidated basis); provided, that, notwithstanding the foregoing, in no event shall any disposition of assets pursuant to this Section 5.05(c)(1) be permitted in the event that after such disposition, the requirements of the final paragraph of Section 5.21(a) would not be satisfied or Consolidated Total Assets shall be less than 90% of Consolidated Total Assets measured as of the end of the Fiscal Year ended October 3, 1999, and the Collateral

                  Agent shall release any Liens which it has on any such assets sold as permitted by this Section 5.05(c)(1), or

                           (2) the Borrower may enter into an arrangement to
                  sell Receivables pursuant to a Receivables Securitization Program if, as of the end of each of the 2 immediately preceding Fiscal Quarters prior to entering into such arrangement, the Leverage Ratio has been equal to or less than
                  2.50 to 1.00.

         Section 5.06 Use of Proceeds. No portion of the proceeds of the Loans will be used by the Borrower or any Subsidiary (i) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation, unless such tender offer or other acquisition is to be made on a negotiated basis with the approval of the Board of Directors of the Person to be acquired, and the provisions of Sections 5.15 would not be violated, (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any applicable law or regulation. Subject to the foregoing, the proceeds of the Loans may be used for general corporate purposes and to refinance existing Debt.

         Section 5.07 Compliance with Laws; Payment of Taxes.

                  (a) The Borrower will, and will cause each of its Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except (i) where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued or (ii) the failure to do so would not have a Material Adverse Effect. The Borrower will, and will cause each of its Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, would become a lien against the property of the Borrower or any Subsidiary, except liabilities being contested in good faith and against which, if requested by the Administrative Agent, the Borrower will set up reserves in accordance with GAAP.

                  (b) The Borrower shall not permit the aggregate complete or partial withdrawal liability under Title IV of ERISA with respect to Multiemployer Plans incurred by the Borrower and members of the Controlled Group to exceed $3,000,000 at any time. For purposes of this Section 5.07(b), the amount of withdrawal liability of the Borrower and members of the Controlled Group at any date shall be the aggregate present value of the amount claimed to have been incurred less any portion thereof which the Borrower and members of the Controlled Group have paid or as to which the Borrower reasonably believes, after appropriate consideration of possible adjustments arising under Sections 4219 and 4221 of ERISA, it and members of the Controlled Group will have no liability, provided that the Borrower shall obtain prompt written advice from independent actuarial consultants supporting such determination. The Borrower agrees (i) once in each year, beginning with 1996 to request and obtain a current statement of the withdrawal liability of the Borrower and members of the Controlled Group from each Multiemployer Plan, if any, and (ii) to transmit a copy of such statement to the Administrative Agent and the Banks within fifteen
(15) days after the Borrower receives the same.

         Section 5.08 Insurance. The Borrower will maintain, and will cause each of its Subsidiaries to maintain (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its property in at least such amounts and against at least such risks (including on all its property, and public liability and worker's compensation) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

         Section 5.09 Change in Fiscal Year. The Borrower will not change its Fiscal Year without the consent of the Required Banks.

         Section 5.10 Maintenance of Property. The Borrower shall, and shall cause each Subsidiary to, maintain all of its properties and assets in good condition, repair and working order, ordinary wear and tear excepted.

         Section 5.11 Environmental Notices. The Borrower shall furnish to the Banks and the Administrative Agent prompt written notice of all material Environmental Liabilities, pending or, to the best knowledge of the Borrower, overtly threatened Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting in any material manner the Properties or any adjacent property, and all facts, events, or conditions that could reasonably be expected to lead to any of the foregoing.

         Section 5.12 Environmental Matters. The Borrower and its Subsidiaries will not, and will not permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle, or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials such as cleaning solvents, pesticides and other similar materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed, or otherwise handled in the ordinary course of business in material compliance with all applicable Environmental Requirements.

         Section 5.13 Environmental Release. The Borrower agrees that upon the occurrence of an Environmental Release at or on any of the Properties it will act immediately to investigate the extent of, and to the extent necessary to satisfy any Environmental Requirements or the demand of any Environmental Authority, take appropriate remedial action to eliminate, such Environmental Release.

         Section 5.14 Transactions with Affiliates. Neither the Borrower nor any of its Subsidiaries shall enter into any transaction with any Affiliate of the Borrower or such Subsidiary (which Affiliate is not the Borrower or a Wholly Owned Subsidiary), except as permitted by law and pursuant to reasonable terms which are no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate or in the ordinary course of business as conducted as of the Closing Date and except for transactions contemplated by (i) the Rights Agreement dated as of August 23, 1990, between the Borrower and Wachovia, (ii) the Stockholders' Agreement dated as of June 22, 1990, as amended, among the Borrower, George Greenberg and Charles Hayes, or (iii) the Stockholders' Agreement dated as of April 30, 1991, among the Borrower and Charles Hayes, as amended.

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

         Section 5.15 Investments. Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except (i) existing Investments described in Schedule 5.15, (ii) loans or advances to employees not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on the Closing Date; (iii) deposits required by landlords, government agencies or public utilities; (iv) Investments in direct obligations of the United States Government maturing within one year, (v) Investments in certificates of deposit issued by a commercial bank whose credit is satisfactory to the Administrative Agent, (vi) Investments in commercial paper rated A1 or the equivalent thereof by Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition,
(vii) Investments in tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Rating Group and Aa or the equivalent thereof by Moody's Investors Service, Inc., (viii) Investments in the Borrower, any Guarantor or any Significant Direct Foreign Subsidiary and Investments made in the ordinary course of business by a Foreign Subsidiary in another Foreign Subsidiary, (ix) loans and advances to Subsidiaries which are evidenced by Pledged Notes, (x) Investments in a Receivables Subsidiary pursuant to a Receivables Securitization Program, (xi) Investments consisting of acquisitions of stock or assets of any Person which is in the same or a similar line of business to that of the Borrower (including, without limitation, manufacturing, sales, marketing, distribution or other activities relating to components or end-products used or produced in the textile, fabric, garment or apparel industries) and which, as a result of such acquisition, becomes a Subsidiary and executes a Guaranty and Foreign Stock Pledge Agreements, as applicable (provided that the Borrower can demonstrate pro forma compliance with any such Investments exceeding $25,000,000), (xii) Investments in the infrastructure project in Tamaulipas, Mexico in an aggregate amount not exceeding $12,500,000, (xiii) other Investments in Non-Significant Foreign Subsidiaries in an aggregate amount which, together with Investments not otherwise permitted by this Section, do not exceed 12.5% of Consolidated Tangible Net Worth and (xiv) other Investments in an aggregate amount which does not exceed 5% of Consolidated Tangible Net Worth; provided that after giving effect to the making of any Investments permitted by clauses (xii), (xiii) and (xiv) of this Section, if there are any Loans outstanding at that time, no Default shall be in existence or be created thereby.

         Section 5.16 Liens. Neither the Borrower nor any Consolidated Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

                  (a) (i) Liens in favor of the Collateral Agent pursuant to the Security Documents and (ii) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal amount not exceeding $500,000;

                  (b) any Lien existing on any specific fixed asset of any corporation at the time such corporation becomes a Consolidated Subsidiary and not created in contemplation of such event;

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

                  (c) any Lien on any specific fixed asset of any corporation existing at the time such corporation is merged or consolidated with or into the Borrower or a Consolidated Subsidiary and not created in contemplation of such event;

                  (d) any Lien existing on any specific fixed asset prior to the acquisition thereof by the Borrower or a Consolidated Subsidiary and not created in contemplation of such acquisition;

                  (e) Liens securing Debt owing by any Subsidiary to the Borrower;

                  (f) Liens on Receivables Program Assets pursuant to a Receivables Securitization Program;

                  (g) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing paragraphs of this Section, provided that (i) such Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;

                  (h) Liens incidental to the conduct of its business or the ownership of its assets (including, without limitation, and so long as they are Permitted Encumbrances if they affect Collateral, landlord liens and statutory liens of carriers, warehousemen, mechanics, materialmen and other liens imposed by law, created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings or with respect to which adequate reserves under GAAP are being maintained, and which were not incurred in connection with the borrowing of money) which (i) do not secure Debt and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

                  (i) any Lien on Margin Stock; and

                  (j) Liens not otherwise permitted by the foregoing paragraphs of this Section securing Debt (other than indebtedness represented by the Notes, but including any Factor Advances) in an aggregate principal amount at any time outstanding not to exceed 10% of Consolidated Tangible Net Worth.

         Section 5.17 Adjusted Interest Coverage Ratio. The Adjusted Interest Coverage Ratio for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters shall at no time be less than (i) from the Closing Date through and including the first Fiscal Quarter of the 2001 Fiscal Year, 1.05 to 1.00,
(ii) from and including the second Fiscal Quarter of the 2001 Fiscal Year through and including the third Fiscal Quarter of the 2001 Fiscal Year, 1.25 to 1.0, (iii) from and including the fourth Fiscal Quarter of the 2001 Fiscal Year through and including the third Fiscal Quarter of the 2002 Fiscal Year, 1.75 to
1.0 and (iv) thereafter, 2.50 to 1.00.

         Section 5.18 Restricted Payments. The Borrower will not declare or make any Restricted Payment during any Fiscal Year unless, after giving effect thereto, the aggregate of all Restricted Payments declared or made during such Fiscal Year does not exceed $10,000,000 and no Default shall be in existence or be created thereby.

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

         Section 5.19 Leverage Ratio. The Leverage Ratio for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters shall at all times be less than (i) from the Closing Date through and including the second Fiscal Quarter of the 2000 Fiscal Year, 3.65 to 1.00, (ii) during the third Fiscal Quarter of the 2000 Fiscal Year, 3.50 to 1.0, (iii) from and including the fourth Fiscal Quarter of the 2000 Fiscal Year through and including the third Fiscal Quarter of the 2001 Fiscal Year, 3.00 to 1.0, (iv) from and including the fourth Fiscal Quarter of the 2001 Fiscal Year through and including the third Fiscal Quarter of the 2002 Fiscal Year, 2.75 to 1.0 and (v) thereafter, 2.50 to 1.00.

         Section 5.20 Minimum Consolidated Tangible Net Worth. Consolidated Tangible Net Worth will at no time be less than $245,000,000 plus the sum of (i) 50% of the cumulative Reported Net Income of the Borrower and its Consolidated Subsidiaries during any period after the Fiscal Quarter ending April 2, 2000 (taken as one accounting period), calculated quarterly at the end of each Fiscal Quarter but excluding from such calculations of Reported Net Income for purposes of this clause (i), any Fiscal Quarter in which the Reported Net Income of the Borrower and its Consolidated Subsidiaries is negative, (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after the Fiscal Quarter ending April 2, 2000, calculated quarterly at the end of each Fiscal Quarter, and (iii) 100% of any equity resulting from the conversions of any Debt of the Borrower or its Consolidated Subsidiaries.

         Section 5.21 Significant Domestic Subsidiaries to Become Guarantors; Release of Guarantors to be Sold.

                  (a) In the event any Subsidiary (whether existing on the Closing Date or acquired or created thereafter), other than a Receivables Subsidiary, is or becomes a Significant Domestic Subsidiary, then (1) within 10 Domestic Business Days after the Borrower becomes aware that it is a Significant Domestic Subsidiary, it must so notify the Administrative Agent, and (ii) within 10 Domestic Business Days after giving such notice, such Significant Domestic Subsidiary must: (A) become a Guarantor by (x) executing and delivering to the Administrative Agent a counterpart of the Guaranty and a counterpart of the Contribution Agreement, thereby becoming a party to each of them, (y) delivering to the Administrative Agent an opinion of counsel to such Subsidiary substantially in the form of Exhibit B-1, but limited to such Significant Domestic Subsidiary, and excluding paragraph 2 thereof, and (z) delivering to the Administrative Agent documents pertaining to such Significant Domestic Subsidiary reasonably requested by the Administrative Agent of the types described in paragraph (f) of Section 3.01; and (B) execute and deliver such Security Documents pursuant to Section 5.25(b) as it would have been required to execute pursuant thereto if it had been a Guarantor on the Closing Date.

         If at the end of any Fiscal Quarter the portion of Consolidated Operating Income contributed by the Borrower, the Guarantors and the Significant Direct Foreign Subsidiaries is less than 90% of the total Consolidated Operating Income, then: (I) the Borrower will notify the Administrative Agent and the Banks thereof, which notice shall include a summary showing the portion of Consolidated Operating Income contributed by the Borrower, each Guarantor and the Significant Direct Foreign Subsidiaries; (II) within 10 days, designate as a Significant Domestic Subsidiary or Significant Direct Foreign Subsidiary, as applicable, one or more Domestic Subsidiaries and/or Direct Foreign Subsidiaries which otherwise would not be a Significant Domestic Subsidiary or a Significant Direct Foreign Subsidiary (each a "Newly Designated Significant Subsidiary"), so that, taking into account the portion of Consolidated Operating Income contributed by each such Newly Designated Significant Subsidiary, such minimum 90% level will be achieved (which designation shall show, for each such Newly Designated Significant Subsidiary, whether it is a Domestic Subsidiary or a Direct Foreign Subsidiary and the portion of Consolidated Operating Income contributed by it), and (III) within 10 Domestic Business Days after making such designation, cause (x) each such Newly Designated Significant Subsidiary which is a Domestic Subsidiary to become a Guarantor and execute and deliver the Security Documents as provided above in this Section 5.21(a), and (y) the owner of the capital stock of each such Newly Designated Significant Subsidiary which is a Direct Foreign Subsidiary to comply with the provisions of Section 5.22(a) with respect to the stock of such Direct Foreign Subsidiary.

                  (b) In the case of any Guarantor the stock of which is to be sold, such Guarantor may submit to the Administrative Agent a request for a release of its obligations under the Guaranty, and such Guarantor shall be entitled to obtain from the Administrative Agent a written release from the Guaranty, a written termination of all of its obligations under all Security Documents executed by it and a written release, a termination of all Liens under all such Security Documents, and the Borrower shall be entitled to obtain a written release from the Domestic Stock Pledge Agreement with respect to the capital stock of such Guarantor; provided that it can demonstrate to the reasonable satisfaction of the Administrative Agent that (A) the provisions of
Section 5.05 will not be breached by such sale, (B) all loans to such Guarantor from the Borrower or any other Guarantor have been repaid in full, (C) the net purchase price to be realized by the seller of such Guarantor for such sale will be not less than 100% of the fair market value of such Guarantor, as determined in good faith by the Borrower's board of directors, and (D) no Event of Default is in existence or will be caused as a result of such sale, and upon obtaining such written release, it shall no longer be a Guarantor for any purpose hereunder or under the Guaranty.

         Section 5.22 Pledge of Stock of Significant Direct Foreign Subsidiaries; Release with respect to Certain Guarantors to be Sold.

                  (a) In the event any Domestic Subsidiary (whether existing on the Closing Date or acquired thereafter) owns or acquires a Significant Direct Foreign Subsidiary, then (i) within 10 Domestic Business Days of such entity becoming a Significant Direct Foreign Subsidiary, the Borrower must so notify the Administrative Agent, and (ii) within 10 Domestic Business Days after giving such notice, such Domestic Subsidiary must execute and deliver a Foreign Stock Pledge Agreement with respect to 65% of the capital stock of such Significant Direct Foreign Subsidiary together with the powers of attorney pursuant thereto and evidence of registration of the pledge or such other document or other writing which the Administrative Agent may reasonably require with respect thereto. In addition, the foregoing shall apply to any Direct Foreign Subsidiary which is designated as a Significant Direct Foreign Subsidiary, either voluntarily or pursuant to the second paragraph of Section 5.21(a).

                  (b) In the case of any Guarantor the stock of which is to be sold, if such Guarantor has executed a Foreign Stock Pledge Agreement with respect to any Significant Direct Foreign Subsidiary which will continue to be a subsidiary thereof after such sale, or if any Significant Direct Foreign Subsidiary is to be sold, with respect to such Significant Direct Foreign

Subsidiary, such Guarantor may submit to the Administrative Agent a request for a release of such Foreign Stock Pledge Agreement, and such Guarantor shall be entitled to obtain from the Administrative Agent a written release from such Foreign Stock Pledge Agreement with respect to such Significant Direct Foreign Subsidiary, provided that it can demonstrate to the reasonable satisfaction of the Administrative Agent that the conditions to the release of such Guarantor from the Guaranty set forth in Section 5.21(b) have been satisfied.

         Section 5.23 Factoring Arrangements. The Borrower and its Subsidiaries shall not have any factoring arrangements, except those which comply with the provisions of this Section 5.23 ("Permitted Factoring Arrangements"): (i) the aggregate face amount off factored accounts receivable outstanding at any time shall not exceed $30,000,000; (ii) any Factor Advances under a Permitted Factoring Arrangement shall be included in the computation of Debt for purposes of Section 5.24(B)(viii) and may be secured by (x) accounts receivable which are not sold and have not been identified for sale to such factor ("Non-Factored Accounts"), so long as such factor has expressly subordinated its Lien on such Non-Factored Accounts to the Lien of the Collateral Agent, pursuant to a subordination provision acceptable to the Administrative Agent, which subordinated Liens shall be included in the computation of Liens permitted by
Section 5.16(j), and (y) accounts which have been identified for sale to such factor pursuant to the factoring arrangement but which have not yet been sold ("Identified Accounts"), which Liens shall be included in the computation of Liens permitted by Section 5.16(j) until they are actually sold pursuant to such factoring arrangement, but need not be subordinated pursuant to the foregoing (and any Non-Factored Accounts which become Identified Accounts shall no longer be subject to such subordination provisions). With respect to each Permitted Factoring Arrangement, there shall be a period of at least 60 consecutive days in any 12 month period during which there are not Factor Advances outstanding. Upon the actual sale of Identified Accounts pursuant to such factoring arrangement (such sold accounts being "Factored Accounts"), the Lien of the Collateral Agent shall be automatically released pursuant to the Security Agreement.

         Section 5.24 Additional Debt; Debt of Receivables Subsidiary. The Borrower shall not incur or permit to exist, or permit any Consolidated Subsidiary other than the Receivables Subsidiary to incur or permit to exist, any Debt other than:

         (A) Debt under credit facilities in Mexico in the aggregate amount not exceeding the Dollar equivalent of 66,000,000 Mexican pesos, calculated based on the exchange rate as of the Closing Date, debt under credit facilities in the United Kingdom in the aggregate amount not exceeding the Dollar equivalent of 5,000,000 British pounds sterling, calculated based on the exchange rate as of the Closing Date, term facilities to be entered into in Portugal in the aggregate amount not exceeding the Dollar equivalent of 900,000,000 Portuguese escudos, calculated based on the exchange rate as of the Closing Date and other Debt under lines of credit with a term less than 1 year not exceeding $10,000,000; and

         (B) (i) Debt in existence on the Closing Date, and extensions, renewals, refinancings or refundings thereof (provided that the amount of such Debt is not increased); (ii) the Debt under this Agreement; (iii) Debt permitted to be secured by Liens permitted by Section 5.16; (iv) Debt of the types described in clause (vii) of the definition of Debt which is incurred in the ordinary course of business in connection with the sale or purchase of goods or to assure performance of an obligation to a utility or a governmental entity or

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

a worker's compensation obligation; (v) Receivables Program Obligations; (vi) Debt permitted by Section 5.15; (vii) obligations to reimburse any bank or other Person in respect of amounts paid or to be paid under any irrevocable standby letter of credit (excluding commercial documentary letters of credit issued in support of trade payables arising from the import of goods) in an aggregate amount at any time for all such standby letters of credit not exceeding $5,000,000 and (viii) other Debt (including amounts outstanding under committed lines of credit and any Factor Advances) with a term greater than 1 year in an aggregate amount outstanding at any time which, together with Debt under lines of credit described in clause (A) above, does not exceed $50,000,000. The Borrower shall not permit the Receivables Subsidiary to incur any Debt or other liabilities other than in connection with the Receivables Securitization Program.

         Section 5.25 Collateral.

                  (a) All manufacturing Plants and Other Real Property of the Borrower and each Guarantor are listed on Schedule 5.25, which shows, as to each Plant and Other Real Property: (i) the city, town or other local jurisdiction, and county and state of its location; (ii) whether the land on which such Plant or Other Real Property is located is owned or leased by the Borrower or a Guarantor, and if leased, the name and address of the owner; (iii) all Liens on the Plant or Other Real Property; and (iv) the name, address and type of interest of any Third Party whose consent is required in connection with the execution, delivery, recording and performance of a Mortgage as to such Plant or Other Real Property, and whether such consent has been obtained. Attached as Exhibit B to the Security Agreement is a list of Permitted Encumbrances based on lien search reports received by the Administrative Agent as of the Closing Date. To the extent liens search reports ordered on behalf of the Administrative Agent have not been received as of the Closing Date, such Exhibit B shall be modified after all such lien search reports have been received to include additional Permitted Encumbrances reasonably acceptable to the Administrative Agent based on such additional lien search reports. If the Borrower or any Guarantor opens any additional manufacturing plants or acquires any other real property, it shall promptly furnish to the Administrative Agent, the Collateral Agent and the Secured Parties a supplement to Schedule 5.25 including such additional Plant or Other Real Property and furnish to the Collateral Agent a Mortgage and appropriate UCC-1 financing statements requested by the Administrative Agent with respect to each such Plant and (if requested by the Administrative Agent), each such Other Real Property which is designated as a Designated Other Real Property.

                  (b) It is the intent of the parties hereto that the Secured Obligations shall be secured by the Collateral subject to the provisions of
Section 9.19 regarding the release of the Receivables Program Assets and the provisions of the Intercreditor Agreement. On the Closing Date, the Borrower and the Guarantors will execute and deliver to the Collateral Agent the Security Documents (other than the Mortgages) and the other documents described in
Section 3.01(g) and the Intercreditor Agreement (which also shall be executed by the Collateral Agent and each of the Secured Parties). Within 45 days after the Closing Date (or, as to any Other Real Property which is not Designated Other Real Property on the Closing Date, after the date the Administrative Agent notifies the Borrower of such designation), the Borrower and the Guarantors, as applicable, shall deliver to the Collateral Agent copies of any existing owner's title insurance policies, surveys and environmental inspection reports, as to such Plant or Designated Other Real Property which the Borrower or any Guarantor has in its possession. Within 90 days after the Closing Date (or, as to any

Other Real Property which is not Designated Other Real Property on the Closing Date, after the date the Administrative Agent notifies the Borrower of such designation), the Borrower and the Guarantors, as applicable, shall execute (as applicable) and deliver to the Collateral Agent: (i) with respect to the Security Agreement, such agreements with Third Parties (including acknowledgements, lien waivers and agreements as to access to personal property from any warehouse owner or processor where any of such personal property may be located) as the Collateral Agent may reasonably require, and the Borrower agrees to use commercially reasonable efforts to obtain such Third Party agreements;
(ii) the Mortgages and UCC-1 financing statements relating to the fixtures located at the premises described therein as to all Plants and all Designated Other Real Property; provided, however, that as to any Mortgage on a leasehold, the Borrower agrees that it shall use commercially reasonable efforts to obtain any required consent; and (iii) all other Real Property Documentation with respect thereto (including a mortgagee title policy, a current survey and an environmental inspection report) and related lien searches; provided, however, that if a "Phase 2 report is recommended in any Phase 1 report as to any Plant or Designated Other Property or the Administrative Agent determines in its reasonable judgment, based on such Phase 1 report, that a Phase 2 report should be obtained, such Phase 2 report shall be obtained and furnished as soon as reasonably practicable after such 90 day period ends, if it cannot be obtained and furnished within such 90 day period.. The Collateral Agent shall file for record, as applicable, each of the Mortgages (and related UCC-1 financing statements pertaining to related fixtures) as to all of the Plants and Designated Other Real Property and the Borrower shall pay all recording fees and costs and stamp, intangible or other taxes payable in connection with the filing for record of the Mortgages, UCC-1 financing statements and the Patent Assignment (collectively, the "Recording Expenses").

                                   ARTICLE VI

                                    DEFAULTS

         Section 6.01 Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

                  (a) the Borrower shall fail to pay when due any principal of any Loan or shall fail to pay any interest on any Loan within 5 Domestic Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within 5 Domestic Business Days after such fee or other amount becomes due; or

                  (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.02(ii), 5.03 to 5.06, inclusive, or Sections
         5.15 through 5.20, inclusive; or

                  (c) the Borrower shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by paragraph (a) or (b) above) or any other Loan Document and such failure shall not have been cured within 30 days (or, in the case of the covenant contained in Section 5.01(e), 5 Domestic Business Days) after the earlier to occur of (i) written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Bank or (ii) a responsible officer of the Borrower otherwise becomes aware of any such failure; or

                  (d) any representation, warranty, certification or statement made by the Borrower in Article IV of this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

                  (e) the Borrower or any Subsidiary shall fail to make any payment in respect of Debt in an aggregate amount outstanding in excess of $5,000,000 (other than the Notes) when due or within any applicable grace period; or

                  (f) any event or condition shall occur which results in the acceleration of the maturity of Debt of the Borrower or any Subsidiary in an aggregate amount outstanding in excess of $5,000,000 or the termination of the commitments with respect to any such Debt (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or any Subsidiary) or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or Commitment or any Person acting on such holders' behalf to accelerate the maturity thereof or terminate any such commitment (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or any Subsidiary); or

                  (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

                  (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

                  (i) the Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing which results in a liability of the Borrower in an aggregate amount of $3,000,000 or more; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or

         4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated which results in a liability of the Borrower in an aggregate amount of $3,000,000 or more; or

                  (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $1,000,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

                  (k) a federal tax lien shall be filed against the Borrower or any Subsidiary under Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower or any Subsidiary under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

                  (l) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of the voting stock of the Borrower; or (ii) as of any date a majority of the Board of Directors of the Borrower consists of individuals who were not either (A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B);

then, and in every such event, (i) the Administrative Agent shall, if requested by the Required Banks, by notice to the Borrower terminate the Commitments and they (and the commitment of Wachovia to make any Swing Loan) shall thereupon terminate, (ii) the Administrative Agent shall, if requested by the Required Banks, by notice to the Borrower declare the Notes (together with accrued interest thereon), and all other amounts payable hereunder and under the other Loan Documents, to be, and the Notes, including the Swing Loan Note (together with accrued interest thereon), and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with accrued and unpaid interest which, if elected by the Required Banks pursuant to Section 2.05(f), shall be at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default; provided that if any Event of Default specified in paragraph (g) or (h) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically and without notice become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with accrued and unpaid interest thereon, which, if elected by the Required Banks pursuant to Section 2.05(f), shall be at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default and
(iii) the Collateral Agent shall take such actions as are directed by the

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"Required Secured Parties" (as defined in the Intercreditor Agreement) pursuant to Section 11 of the Intercreditor Agreement, and apply any proceeds of the Collateral as provided in Section 12 of the Intercreditor Agreement. Notwithstanding the foregoing, the Administrative Agent shall have available to it all other remedies at law or equity, and shall exercise any one or all of them at the request of the Required Banks.

         Section 6.02 Notice of Default. The Administrative Agent shall give notice to the Borrower of any Default under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                  ARTICLE VII

                            THE ADMINISTRATIVE AGENT

         Section 7.01 Appointment; Powers and Immunities.(a) Each Bank hereby irrevocably appoints and authorizes the Administrative Agent to act as its Administrative Agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Administrative Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to the Administrative Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or wilful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this
Article VII are solely for the benefit of the Administrative Agent and the Banks, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Administrative Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower. The duties of the Administrative Agent shall be ministerial and administrative in nature, and the Administrative Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank.

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                  (b) Each Lender hereby designates First Union National Bank as the Syndication Agent and Bank One, N.A. as the Documentation Agent. The Syndication Agent and the Documentation Agent, in such capacity, shall have no duties or obligations whatsoever under this Agreement or any other Loan Document or any other document or any matter related hereto and thereto, but shall nevertheless be entitled to all the indemnities and other protection afforded to the Agent under this Article VII.

         Section 7.02 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks in any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

         Section 7.03 Defaults. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the nonpayment of principal of or interest on the Loans) unless the Administrative Agent has received notice from a Bank or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default or an Event of Default, the Administrative Agent shall give prompt notice thereof to the Banks. The Administrative Agent shall give each Bank prompt notice of each nonpayment of principal of or interest on the Loans whether or not it has received any notice of the occurrence of such nonpayment. The Administrative Agent shall (subject to Section 9.06) take such action hereunder with respect to such Default or Event of Default as shall be directed by the Required Banks, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

         Section 7.04 Rights of Administrative Agent as a Bank and its Affiliates. With respect to the Loans made by the Administrative Agent and any Affiliate of the Administrative Agent in its capacity as a Bank hereunder, the Administrative Agent in its capacity as a Bank hereunder and any Affiliate of the Administrative Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Administrative Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include Wachovia in its individual capacity and any Affiliate of the Administrative Agent in its individual capacity. The Administrative Agent and any Affiliate of the Administrative Agent may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower (and any of the Borrower's Affiliates) as if the Bank were not acting as the Administrative Agent, and the Administrative Agent and any Affiliate of the Administrative Agent may accept fees and other consideration from the Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between the Borrower and the Administrative Agent) for services in connection

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

with this Agreement or any other Loan Document or otherwise without having to account for the same to the Banks.

         Section 7.05 Indemnification. Each Bank severally agrees to indemnify the Administrative Agent, to the extent the Administrative Agent shall not have been reimbursed by the Borrower, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided, however that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or wilful misconduct of the Administrative Agent. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

         Section 7.06 CONSEQUENTIAL DAMAGES. THE ADMINISTRATIVE AGENT SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY BANK, THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         Section 7.07 Payee of Note Treated as Owner. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent and the provisions of
Section 9.08(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

         Section 7.08 Nonreliance on Administrative Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Administrative Agent shall not be required to keep itself (or any Bank) informed as to the performance or observance by the Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any

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

other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Person (or any of their Affiliates) which may come into the possession of the Administrative Agent.

         Section 7.09 Failure to Act. Except for action expressly required of the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Banks of their indemnification obligations under Section 7.05 against any and all liability and expense which may be incurred by the Administrative Agent by reason of taking, continuing to take, or failing to take any such action.

         Section 7.10 Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Banks and the Borrower and the Administrative Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent's notice of resignation or the Required Banks' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent. Any successor Administrative Agent shall be a bank which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder.

                                  ARTICLE VIII

                      CHANGE IN CIRCUMSTANCES; COMPENSATION

         Section 8.01 Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period:

                  (a) the Administrative Agent determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

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

                  (b) the Required Banks advise the Administrative Agent that the London Interbank Offered Rate or IBOR, as the case may be, as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding the relevant type of Fixed Rate Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make the type of Fixed Rate Loans specified in such notice shall be suspended. Unless the Borrower notifies the Administrative Agent at least 2 Domestic Business Days before the date of any Borrowing of such type of Fixed Rate Loans for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

         Section 8.02 Illegality. If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein or any existing or future law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Bank (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans or Foreign Currency Loans and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans or Foreign Currency Loans, as the case may be, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans or Foreign Currency Loans, as the case may be, to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each Euro-Dollar Loan or Foreign Currency Loans, as the case may be, of such Bank, together with accrued interest thereon and any amount due such Bank pursuant to Section 8.05(a). Concurrently with prepaying each such Euro-Dollar Loan or Foreign Currency Loans, as the case may be, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans or Foreign Currency Loans, as the case may be, of the other Banks), and such Bank shall make such a Base Rate Loan.

         Section 8.03 Increased Cost and Reduced Return.

                  (a) If after the date hereof, a Change of Law or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority:

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

                  (i) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding (A) with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage and (B) with respect to any Foreign Currency Loan any such requirement included in the applicable Adjusted IBOR Rate) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office); or

                  (ii) shall impose on any Bank (or its Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Notes or its obligation to make Fixed Rate Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

                  (b) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

                  (c) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

                  (d) The provisions of this Section 8.03 (i) shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other Transferee and (ii) shall

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constitute a continuing agreement and shall survive the termination of this
Agreement and the payment in full or cancellation of the Notes.

         Section 8.04 Base Rate Loans or Other Fixed Rate Loans Substituted for Affected Fixed Rate Loans. If (i) the obligation of any Bank to make or maintain any type of Fixed Rate Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03, and the Borrower shall, by at least 5 Euro-Dollar Business Days' or Foreign Currency Business Days, as applicable, prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

                  (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Loans or Foreign Currency Loans, as the case may be, shall be made instead either (A) as Base Rate Loans, (B) if such suspension or demand for compensation relates to Euro-Dollar Loans, but not Foreign Currency Loans, as Foreign Currency Loans, or (C) if such demand for compensation relates to Foreign Currency Loans, but not Euro-Dollar Loans, as Euro-Dollar Loans, as the Borrower may elect in the notice to such Bank through the Administrative Agent referred to hereinabove (in all cases interest and principal on such Loans shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks), and

                  (b) after each of Euro-Dollar Loans or Foreign Currency Loans, as the case may be, has been repaid, all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

         Section 8.05 Compensation. Upon the request of any Bank, delivered to the Borrower and the Administrative Agent, the Borrower shall pay to such Bank such amount or amounts as shall compensate such Bank for any loss, cost or expense incurred by such Bank as a result of:

                  (a) any payment or prepayment (pursuant to Section 2,09, 2.10, 6.01, 8.02 or otherwise) of a Fixed Rate Loan on a date other than the last day of an Interest Period for such Fixed Rate Loan; or

                  (b) any failure by the Borrower to borrow a Fixed Rate Loan on the date for the Fixed Rate Borrowing of which such Fixed Rate Loan is a part specified in the applicable Notice of Borrowing delivered pursuant to Section 2.02; or

                  (c) any failure by the Borrower to pay a Foreign Currency Loan in the applicable Foreign Currency;

such compensation to include, without limitation, as applicable: (A) an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Fixed Rate Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such Fixed Rate Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Fixed Rate Loan provided


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for herein over (y) the amount of interest (as reasonably determined by such
Bank) such Bank would have paid on (i) deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market (if such Fixed Rate Loan is a Euro-Dollar Loan), or (ii) any deposit in a Foreign Currency of comparable amounts having terms comparable to such period placed with it by lending banks in the applicable interbank market for such Foreign Currency (if such Fixed Rate Loan is a Foreign Currency
Loan); or (B) any such loss, cost or expense incurred by such Bank in liquidating or closing out any foreign currency contract undertaken by such Bank in funding or maintaining such Fixed Rate Loan (if such Fixed Rate Loan is a Foreign Currency Loan).

         Section 8.06 Failure to Pay in Foreign Currency. If any Borrower is unable for any reason to effect payment in a Foreign Currency as required by this Agreement or if the Borrower shall default in the Foreign Currency, each Bank may, through the Administrative Agent, require such payment to be made in Dollars in the Dollar Equivalent amount of such payment. In any case in which the Borrower shall make such payment in Dollars, the Borrower agrees to hold the Banks harmless from any loss incurred by the Banks arising from any change in the value of Dollars in relation to such Foreign Currency between the date such payment became due and the date of payment thereof.

         Section 8.07 Judgment Currency. If for the purpose of obtaining judgment in any court or enforcing any such judgment it is necessary to convert any amount due in any Foreign Currency into any other currency, the rate of exchange used shall be the Administrative Agent's spot rate of exchange for the purchase of the Foreign Currency with such other currency at the close of business on the Foreign Currency Business Day preceding the date on which judgment is given or any order for payment is made. The obligation of the Borrower in respect of any amount due from it hereunder shall, notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due hereunder or under any judgment or order in any other currency or otherwise be discharged only to the extent that on the Foreign Currency Business Day following receipt by the Administrative Agent of any payment in a currency other than the relevant Foreign Currency the Administrative Agent is able (in accordance with normal banking procedures) to purchase the relevant Foreign Currency with such other currency. If the amount of the relevant Foreign Currency that the Administrative Agent is able to purchase with such other currency is less than the amount due in the relevant Foreign Currency, notwithstanding any judgment or order, the Borrower shall indemnify the Banks for the shortfall.

                                   ARTICLE IX

                                  MISCELLANEOUS

         Section 9.01 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth on the signature pages hereof or such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and the appropriate confirmation is received, (ii) if given by mail, 72 hours after such communication is deposited

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

in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article II or
Article VIII shall not be effective until received.

         Section 9.02 No Waivers. No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         Section 9.03 Expenses; Documentary Taxes. The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Administrative Agent, including reasonable fees and disbursements of special counsel for the Banks and the Administrative Agent, in connection with the preparation of this Agreement and the other Loan Documents any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and (ii) if an Event of Default occurs, all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Banks, including reasonable fees and disbursements of counsel, in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom, including all reasonable out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents. The Borrower shall indemnify the Administrative Agent and each Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents. In addition to but without duplication of the foregoing, the Borrower shall pay all Recording Expenses.

         Section 9.04 Indemnification. The Borrower shall indemnify the Administrative Agent, the Banks and each Affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Bank hereunder or breach by the Borrower of this Agreement or any other Loan Document or from any investigation, litigation (including, without limitation, any actions taken by the Administrative Agent or any of the Banks to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Administrative Agent and each Bank, and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any reasonable out-of-pocket expenses (including, without limitation, reasonable legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or wilful misconduct of the Person to be indemnified.

         Section 9.05 Setoff; Sharing of Setoffs.

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


                  (a) The Borrower hereby grants to the Administrative Agent and each Bank a lien for all indebtedness and obligations owing to them from the Borrower upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Administrative Agent or any such Bank or otherwise in the possession or control of the Administrative Agent or any such Bank for any purpose for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Administrative Agent or any such Bank, whether now existing or hereafter established hereby authorizing the Administrative Agent and each Bank at any time or times following the occurrence and during the continuance of an Event of Default with or without prior notice to apply such balances or any part thereof to such of the indebtedness and obligations owing by the Borrower to the Banks and/or the Administrative Agent then past due and in such amounts as they may elect, and whether or not the collateral, if any, or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Administrative Agent or any such Bank as soon as the same may be put in transit to it by mail or carrier or by other bailee.

                  (b) Each Bank agrees that if it shall, by exercising any right of setoff or counterclaim or resort to collateral security or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of all principal and interest owing with respect to the Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks owing to such other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks owing to such other Banks shall be shared by the Banks pro rata; provided that
(i) nothing in this Section shall impair the right of any Bank to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes, and (ii) if all or any portion of such payment received by the purchasing Bank is thereafter recovered from such purchasing Bank, such purchase from each other Bank shall be rescinded and such other Bank shall repay to the purchasing Bank the purchase price of such participation to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (x) the amount of such other Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

         Section 9.06 Amendments and Waivers.

                  (a) Any provision of this Agreement, the Notes, the Guaranty, the Contribution Agreement or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower or the Guarantors, as applicable, and the Required Banks (and, if the rights or duties of the Administrative Agent are affected thereby, by the

Administrative Agent); provided that, no such amendment or waiver shall, unless signed by all Banks, (i) change the Commitment of any Bank or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees (other than fees payable to the Administrative Agent) hereunder, (iii) extend the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, (iv) reduce the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes, (vii) release or substitute all or any substantial part of the Collateral held as security for the Loans or all or any substantial part of any property described in any Security Document, except as expressly provided by Section 5.05, 5.21(b), 5.22(b), 5.23 and 9.19 or in any other provision of the Loan Documents, (viii) waive or amend the provisions of Section 5.25 or (ix) release any Guarantee given to support payment of the Loans, except as expressly provided in Section 5.21.

                  (b) Other than with the Administrative Agent, the Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement unless each Bank shall be informed thereof by the Borrower and shall be afforded an opportunity of considering the same and shall be supplied by the Borrower with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrower to each Bank forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Banks. The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bank (in its capacity as such) as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Banks.

         Section 9.07 No Margin Stock Collateral. Each of the Banks represents to the Administrative Agent and each of the other Banks that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

         Section 9.08 Successors and Assigns.

                  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights under this Agreement.

                  (b) Any Bank may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Bank, any Note held by such Bank, any Commitment hereunder or any other interest of such Bank hereunder. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. In no event shall a Bank that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to
(i) the change of any date fixed for the payment of principal of or interest on the related loan or loans, (ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related loan or loans, (iii) the change of the principal of the related loan or loans, (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) fee is payable hereunder from the rate at which the Participant is entitled to receive interest or fee (as the case may be) in respect of such participation, (v) the release or substitution of all or any substantial part of the collateral (if any) held as security for the Loans, or (vi) the release of any Guarantee given to support payment of the Loans. Each Bank selling a participating interest in any Loan, Note, Commitment or other interest under this Agreement, shall, within 10 Domestic Business Days of such sale, provide the Borrower and the Administrative Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of
Article VIII with respect to its participation in Loans outstanding from time to time.

                  (c) Any Bank may at any time assign to one or more banks or financial institutions (each an "Assignee") all, or in the case of its Syndicated Loans and Commitments, a proportionate part of all its Syndicated Loans and Commitments, of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance, executed by such Assignee, such transferor Bank and the Administrative Agent (and, in the case of an Assignee that is not then a Bank or a Related Fund or an Affiliate of a Bank, subject to clauses (iii) below, by the Borrower); provided that (i) no interest may be sold by a Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank's Commitment, (ii) if a Bank is assigning only a portion of its Commitment, then, the amount of the Commitment being assigned (determined as of the effective date of the assignment) shall be in an amount not less than $5,000,000 (except that there shall be no such minimum if the assignment is to any Bank or a Related Fund or Affiliate of any Bank), and (iii) except during the continuance of a Default, no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank (or an Affiliate of a Bank) without the consent of the Borrower and the Administrative Agent, which consent shall not be unreasonably withheld. Upon (A) execution of the Assignment and Acceptance by such transferor Bank, such Assignee, the Administrative Agent and (if applicable) the Borrower, (B) delivery of an executed copy of the Assignment and Acceptance to the Borrower and the Administrative Agent, (C) payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, and (D) payment of a processing and recordation fee of $3,500 to the Administrative Agent, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Banks or the Administrative Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued each of such Assignee and such transferor Bank and such transferor Bank.

                  (d) Subject to the provisions of Section 9.09, the Borrower authorizes each Bank to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial information in such Bank's possession concerning the Borrower which has been delivered to such Bank by the Borrower pursuant to this Agreement or which has been delivered to such Bank by the Borrower in connection with such Bank's credit evaluation prior to entering into this Agreement.

                  (e) No Transferee shall be entitled to receive any greater payment under Section 2.12(d) or Section 8.03 than the transferor Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02 or 8.03 requiring such Bank to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

                  (f) Anything in this Section 9.08 to the contrary notwithstanding, any Bank may assign and pledge all or any portion of the Loans and/or obligations owing to it, and its beneficial interests in the Collateral, to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans and/or obligations made by the Borrower to the assigning and/or pledging Bank in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Bank from its obligations hereunder.

         Section 9.09 Confidentiality. Each Bank and the Administrative Agent agrees to exercise its best efforts (but without any requirement for the expenditure of funds) to keep any information delivered or made available by the Borrower to it which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, however that nothing herein shall prevent any Bank or the Administrative Agent from disclosing such information (i) to any other Bank or the Administrative Agent, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank or the Administrative Agent,
(iv) which has been publicly disclosed through no commission or omission by a Bank or the Administrative Agent, (v) to the extent reasonably required in connection with any litigation to which the Administrative Agent, any Bank or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Bank's or the Administrative Agent's legal counsel and independent auditors and
(viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 9.09; provided that should disclosure of any such confidential information be required by virtue of clause (ii) of the immediately preceding sentence, any relevant Bank or the Administrative Agent shall promptly notify the Borrower of same so as to allow the Borrower to seek a protective order or to take any other appropriate action; provided, further, that, neither any Bank nor the Administrative Agent shall be required to delay compliance with any directive to disclose any such information so as to allow the Borrower to effect any such action.

         Section 9.10 Representation by Banks. Each Bank hereby represents that it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided, however that, subject to Section 9.08, the disposition of the Note or Notes held by that Bank shall at all times be within its exclusive control.

         Section 9.11 Obligations Several. The obligations of each Bank hereunder are several, and no Bank shall be responsible for the obligations or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

         Section 9.12 New York Law. This Agreement and each Note shall be construed in accordance with and governed by the law of the State of New York.

         Section 9.13 Severability. In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

         Section 9.14 Interest. In no event shall the amount of interest, and all charges, amounts or fees contracted for, charged or collected pursuant to this Agreement, the Notes or the other Loan Documents and deemed to be interest under applicable law (collectively, "Interest") exceed the highest rate of interest allowed by applicable law (the "Maximum Rate"), and in the event any such payment is inadvertently received by any Bank, then the excess sum (the "Excess") shall be credited as a payment of principal, unless the Borrower shall notify such Bank in writing that it elects to have the Excess returned forthwith. It is the express intent hereof that the Borrower not pay and the Banks not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law. The right to accelerate maturity of any of the Loans does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the Administrative Agent and the Banks do not intend to collect any unearned interest in the event of any such acceleration. All monies paid to the Administrative Agent or the Banks hereunder or under any of the Notes or the other Loan Documents, whether at maturity or by prepayment, shall be subject to rebate of unearned interest as and to the extent required by applicable law. By the execution of this Agreement, the Borrower covenants, to the fullest extent permitted by law, that (i) the credit or return of any Excess shall constitute the acceptance by the Borrower of such Excess, and (ii) the

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Borrower shall not seek or pursue any other remedy, legal or equitable , against the Administrative Agent or any Bank, based in whole or in part upon contracting for charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Administrative Agent or any Bank, all interest at any time contracted for, charged or received from the Borrower in connection with this Agreement, the Notes or any of the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Commitments. The Borrower, the Administrative Agent and each Bank shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into each Note and each of the other Loan Documents (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by the Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of obligations hereunder and under the Notes and the other Loan Documents be automatically recomputed by the Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

         Section 9.15 Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, drafted or dictated such provision.

         Section 9.16 Waiver of Jury Trial; Consent to Jurisdiction. The Borrower (a) and each of the Banks and the Administrative Agent irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of this Agreement, any of the other Loan Documents, or any of the transactions contemplated hereby or thereby, (b) submits to the nonexclusive personal jurisdiction in the State of Georgia, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the Notes and the other Loan Documents, (c) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of Georgia for the purpose of litigation to enforce this Agreement, the Notes or the other Loan Documents, and (d) and each of the Banks and the Administrative Agent agrees that service of process may be made upon it in the manner prescribed in Section 9.01 for the giving of notice to the Borrower. Nothing herein contained, however, shall prevent the Administrative Agent from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

         Section 9.17 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Section 9.18 Source of Funds -- ERISA. Each of the Banks hereby severally (and not jointly) represents to the Borrower that no part of the funds to be used by such Bank to fund the Loans hereunder from time to time constitutes (i) assets allocated to any separate account maintained by such Bank

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

in which any employee benefit plan (or its related trust) has any interest nor
(ii) any other assets of any employee benefit plan. As used in this Section, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

         Section 9.19 Release of Receivables Program Assets. Contemporaneously with the closing of a Receivables Securitization Program, upon the written request of the Borrower, the Administrative Agent shall execute and deliver an intercreditor agreement, in form and substance satisfactory to the Administrative Agent between the Borrower, the Administrative Agent and the trustee or administrative agent under the Receivables Securitization Program (the "Receivables Intercreditor Agreement") which among other things will include (x) a release by the Administrative Agent of its security interest in Receivables Program Assets, and its agreement to terminate or amend UCC-1 financing statements related thereto, and (b) a recognition by such trustee or administrative agent of the security interest of the Administrative Agent in any Receivables which are not Receivables Program Assets; provided that: (i) the Borrower executes and delivers an amendment to the Domestic Stock Pledge Agreement, in form and substance reasonably satisfactory to the Administrative Agent, adding thereto the pledge of the capital stock of the Receivables Subsidiary. Upon the closing of a Receivables Securitization Program, each of the Banks hereby authorizes the Administrative Agent to release the Receivables Program Assets and to execute, deliver and perform the Receivables Intercreditor Agreement and agrees to be bound by the terms and provisions thereof. The Borrower agrees that, so long as any Obligations or Commitments remain outstanding, it will not exercise its right to continue to make sales of Receivables under the Receivables Documents at a time when sales otherwise would automatically terminate thereunder.

         Section 9.20 European Economic and Monetary Union.

                  (a) In this Section 9.20 and in each other provision of this agreement to which reference is made in this Section 9.20 expressly or impliedly, the following terms have the meanings given to them in this Section 9.20.

                  "commencement of the third stage of EMU" means January 1, 1999.

                  "EMU" means economic and monetary union as contemplated in the Treaty on European Union.

                  "EMU legislation" means legislative measures of the European Council for the introduction of, changeover to or operation of the euro.

                  "euro" means the single currency of the participating member states as of the date, for each such participating member state, such participating member state's national currency unit shall be substituted by the euro.

                  "euro unit" means the currency unit of the euro.

                  "national currency unit" means the unit of currency of a participating member state, as defined on the day before the commencement of the third stage of EMU.

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

                  "participating member state" means each state so described in any EMU legislation, and in particular, as of the commencement of the third stage of EMU, Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, Netherlands, Austria, Portugal and Finland.

                  "Treaty on European Union" means the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992, and came into force on November 1, 1993), as amended from time to time.

                  "Transitional period" means the period beginning on January 1, 1999 and ending on December 31, 2001.

                  (b) The provisions of paragraphs (c) to (j) below (inclusive) shall be effective at and from the commencement of the third stage of EMU, provided, that if and to the extent that any such provision relates to any state (or the currency of such state) that is not a participating member state on the commencement of the third stage of EMU, such provisions shall become effective in relation to such state (and the currency of such state) at and from the date on which such state becomes a participating member state.

                  (c) Each obligation under this agreement of a party to this agreement which has been denominated in the national currency unit of a participating member state shall be redenominated into the euro unit in accordance with EMU legislation, provided, that during the transitional period an amount denominated either in the euro or in the national currency unit of a participating member state and payable within that participating member state by crediting an account of the creditor can be paid by the debtor either in the euro unit or in the national currency unit, each party to this Agreement shall be entitled to pay or repay any such amount either in the euro unit or in such national currency unit.

                  (d) Any Syndicated Foreign Currency Loan in the currency of a participating member state shall be made in the euro unit, or, during the transitional period, in a national currency unit requested by the Borrower.

                  (e) With respect to any amount denominated or to be denominated in the euro or a national currency unit, any reference to a "Foreign Currency Business Day" shall be construed as a reference to a day (other than a Saturday or Sunday) on which lenders are generally open for business in

                           (i) Atlanta, Georgia, London and New York City; and

                           (ii) Frankfurt am Main, Germany or any other
                  financial center relating to the relevant national currency unit (or such principal financial center or centers in such participating member state or states as the Administrative Agent may from time to time nominate for this purpose).

                  (f) Sections 2.02(c) and 2.10(a) shall be construed so that, in relation to the payment of any amount of euro units or national currency units, such amount shall be made available to the Administrative Agent in immediately, freely transferable, cleared funds to such account with such lender in Frankfurt am Main, Germany (or such other principal financial center in such participating member state as the Administrative Agent may from time to time nominate for this purpose) as the Administrative Agent shall from time to time nominate for this purpose.

                  (g) Any amount payable by the Administrative Agent to the Banks under this Agreement in the currency of a participating member state shall be paid in the euro unit, or, during the transitional period, in a national currency unit in which borrowed.

                  (h) With respect to the payment of any amount denominated in the euro or in a national currency unit, the Administrative Agent shall not be liable to the Borrower or any of the Banks in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Administrative Agent if the Administrative Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in the euro unit or, as the case may be, in a national currency unit) to the account with the lender in the principal financial center in the participating member state which the Borrower or, as the case may be, any Bank shall have specified for such purpose. In this paragraph
(h), "all relevant steps" means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Administrative Agent may from time to time determine for the purpose of clearing or settling payments of the euro.

                  (i) If the basis of accrual of interest or fees expressed in this Agreement with respect to the currency of any state that becomes a participating member state shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest or fees in respect of the euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such state becomes a participating member state; provided, that if any Syndicated Foreign Currency Loan in the currency of such state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Syndicated Foreign Currency Loan, at the end of the then current Interest Period.

                  (j) Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU legislation and without prejudice to the respective liabilities for indebtedness of the Borrower to the Banks and the Banks to the Borrower under or pursuant to this Agreement.

                           (i) each reference in this Agreement to a minimum
                  amount (or an integral multiple thereof) in a national currency unit to be paid to or by the Administrative Agent shall be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the euro unit as the Administrative Agent may from time to time specify; and

                           (ii) except as expressly provided in this Section
                  9.20, each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be necessary or appropriate to reflect the introduction of or changeover to the euro in participating member states.

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

                  (k) The Borrower shall from time to time, at the request of the Administrative Agent, pay to the Administrative Agent for the account of each Bank the amount of any cost or increased cost incurred by, or of any reduction in amount payable to or in the effective return on its capital to, or of interest or other return forgone by, such Bank or any holding company of such Bank as a result of the introduction of, changeover to or operation of the euro in any participating member state.

               [Signatures are contained on the following pages.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                                   GUILFORD MILLS, INC.                  (SEAL)


                                   By: /s/ Terrence E. Geremski
                                       ----------------------------------
                                       Title: Executive Vice President
                                              and Chief Financial Officer

                                   Guilford Mills, Inc.
                                   4925 West Market Street
                                   Greensboro, NC 27407
                                   Attention: Terrence E. Geremski
                                   Telecopier number: 336-316-4056
                                   Confirmation number: 336-316-4136

Commitment: $40,000,000            WACHOVIA BANK, N.A.,
                                   as Administrative Agent and a Bank    (SEAL)


                                   By: /s/ Haywood Edmondson
                                       ----------------------------
                                       Title: Senior Vice President

                                   Wachovia Bank, N.A.
                                   191 Peachtree Street, N.E.
                                   Atlanta, GA 30303-1757
                                   Attention: Syndications Group
                                   Telecopier number: 404-332-1394
                                   Confirmation number:  404-332-6971


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



Commitment: $35,000,000               FIRST UNION NATIONAL BANK,
                                      as a Bank                          (SEAL)


                                      By: /s/ Roger Pelz
                                          ----------------------------
                                          Title: Senior Vice President

                                      First Union National Bank
                                      One First Union Center
                                      201 S. College Street
                                      Charlotte, North Carolina 28288-0760
                                      Attention: Roger Pelz
                                      Telecopier number: 704-374-3300
                                      Confirmation number:  704-374-6060

Commitment: $35,000,000                BANK ONE, NA,
                                       as a Bank                         (SEAL)


                                       By: /s/ James F. Gable
                                          --------------------------------
                                           Title: Assistant Vice President

                                       Bank One NA
                                       1 Bank One Plaza
                                       Chicago, Illinois 60670
                                       Attention: Kristen Hertel
                                       Telecopier number: 312-732-2991
                                       Confirmation number: 312-732-7894

Commitment: $20,000,000            BRANCH BANKING AND TRUST
                                   COMPANY, as a Bank                    (SEAL)


                                   By: /s/ John B. Bondurant
                                       ----------------------------
                                       Title: Senior Vice President

                                   Branch Banking and Trust Company
                                   201 West Market Street
                                   Greensboro, North Carolina 27401
                                   Attention: John Bondurant
                                   Telecopier number: 336-433-4099
                                   Confirmation number: 336-433-4075


TOTAL COMMITMENTS:

$130,000,000

                                                                     EXHIBIT A-1
                                                                     -----------


                       FORM OF SYNDICATED DOLLAR LOAN NOTE


                                Atlanta, Georgia
                                  May 26, 2000

                  For value received, GUILFORD MILLS, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of ______________________________________, a ____________________ (the "Bank"), for
the account of its Lending Office, the principal sum of ___________________________________ AND NO/100 DOLLARS ($ ), or such lesser amount as shall equal the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Syndicated Dollar Loan Note on the dates and at the rate or rates provided for Syndicated Dollar Loans in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                  All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                  This Syndicated Dollar Loan Note is one of the Syndicated Dollar Loan Notes referred to in the Credit Agreement dated as of May 26, 2000 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank, N.A., as Administrative Agent, First Union National Bank, as Syndication Agent and Bank One, N.A., as Documentation Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Syndicated Loan Note is collected by law or through an attorney at law.

                  The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

                  IN WITNESS WHEREOF, the Borrower has caused this Syndicated Dollar Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                        GUILFORD MILLS, INC.             (SEAL)


                                        By:
                                           ------------------------------------
                                           Title:
                                                 ------------------------------

                         LOANS AND PAYMENTS OF PRINCIPAL

----------------------------------------------------------------------------------------------------------------------
                          Base Rate                              Amount of
        Date          Euro-Dollar Loan     Amount of Loan    Principal Repaid     Maturity Date     Notation Made by
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

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

                                                                     EXHIBIT A-2
                                                                     -----------


                  FORM OF SYNDICATED FOREIGN CURRENCY LOAN NOTE


                                Atlanta, Georgia
                                  May 26, 2000

                  For value received, GUILFORD MILLS, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of _________________________________________, a ____________________ (the "Bank"),
for the account of its Lending Office, the outstanding principal amount of the Foreign Currency Loans made by the Bank to the Borrower as Foreign Currency Loans pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for Foreign Currency Loans in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the applicable Foreign Currency in immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                  All Foreign Currency Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                  This Note is one of the Syndicated Foreign Currency Loan Notes referred to in the Credit Agreement dated as of May 26, 2000 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank, N.A., as Administrative Agent, First Union National Bank, as Syndication Agent and Bank One, N.A., as Documentation Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Syndicated Foreign Currency Loan Note is collected by law or through an attorney at law.

                  The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

                  IN WITNESS WHEREOF, the Borrower has caused this Syndicated Foreign Currency Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                        GUILFORD MILLS, INC.             (SEAL)


                                        By:
                                           ------------------------------------
                                           Title:
                                                 ------------------------------

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                          NOTE OF GUILFORD MILLS, INC.
                               DATED MAY 26, 2000

                               Base Rate                                Amount of Principal
         Date              Euro-Dollar Loan        Amount of Loan             Repaid              Maturity Date
--------------------------------------------------------------------------------------------------------------------









                                                                     EXHIBIT A-3
                                                                     -----------


                                 SWING LOAN NOTE


                                Atlanta, Georgia
                                  May 26, 2000

                  For value received, GUILFORD MILLS, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of WACHOVIA BANK, N.A., a national banking association (the "Bank"), for the account of its Lending Office, the principal sum of the Dollar Equivalent of Ten Million and No/100 Dollars ($10,000,000), or such lesser amount as shall equal the unpaid principal amount of each Swing Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Swing Loan Note at the rate provided for Base Rate Loans, or, with respect to Foreign Currency Loans, at the applicable rate therefor set forth in the Credit Agreement, on the dates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States, or, with respect to Foreign Currency Loans, in the Foreign Currency in which made, in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                  All Swing Loans made by the Bank, the respective maturities thereof, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                  This Swing Loan Note is the Swing Loan Note referred to in the Credit Agreement dated as of even date herewith among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank, N.A., as Administrative Agent, First Union National Bank, as Syndication Agent and Bank One, N.A., as Documentation Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

                  IN WITNESS WHEREOF, the Borrower has caused this Swing Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                        GUILFORD MILLS, INC.             (SEAL)


                                        By:
                                           ------------------------------------
                                           Title:
                                                 ------------------------------

                         LOANS AND PAYMENTS OF PRINCIPAL

----------------------------------------------------------------------------------------------------------------------
                                         Foreign Currency       Amount of
        Date           Amount of Loan    or Base Rate Loan   Principal Repaid     Maturity Date     Notation Made by
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

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

                                                                     EXHIBIT B-1
                                                                     -----------


                        OPINION OF WEIL, GOTSHAL & MANGES


                         Special Counsel to the Borrower
                                  May 26, 2000


To the Banks and the
  Administrative Agent referred to herein
c/o Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attn:  Syndications Group

Gentlemen:

                  We have acted as special counsel to Guilford Mills, Inc., a Delaware corporation (the "Company"), in connection with the execution and delivery of, and the consummation of the transactions contemplated by, the Credit Agreement, dated as of May ___, 2000 (the "Credit Agreement"), among the Company, the banks listed on the signature pages thereof (the "Banks"), Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent"), First Union National Bank, as Syndication Agent and Bank One, N.A., as Documentation Agent, pursuant to which the Company has established with the Banks a revolving credit facility for an aggregate principal amount of up to $130,000,000. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings as so defined. This opinion is being delivered to you pursuant to
Section 3.01(c) of the Credit Agreement.

                  In so acting, we have examined originals or copies (certified or otherwise identified to our satisfaction) of the Loan Documents and the Intercreditor Agreement, and such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

                  In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to this opinion that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Company and upon the representations and warranties of the Company contained in the Loan Documents executed on or before the date hereof to which it is a party (collectively, the "Company Documents"). We have also assumed (i) that the Company has the requisite corporate power and authority to enter into and perform the Company Documents, (ii) the due authorization, execution and delivery of the Company Documents by the Company,
(iii) the valid existence of each Guarantor, (iv) that each Guarantor has the requisite corporate power and authority to enter into and perform the Loan Documents executed on or before the date hereof to which it is a party (collectively, the "Guarantor Documents") and (v) the due authorization, execution and delivery of the Guarantor Documents by each Guarantor. We have also assumed the validity and enforceability of the obligations of the Company and each of the Guarantors under the Loan Documents under the laws of the State of Georgia. As used herein, "to our knowledge" and "of which we are aware" mean the conscious awareness of facts or other information by any lawyer in our firm actively involved in the transactions contemplated by the Loan Documents.

                  Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

                  1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its properties and to carry on its business as now being conducted.

                  2. Assuming the due authorization, execution and delivery thereof by the other parties thereto, the Company Documents (other than the Mortgages) constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that (A) no opinion is expressed with respect to the last sentence of Section 9.05 of the Credit Agreement and (B) certain remedial provisions of the Security Documents are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not affect the validity of the Security Documents, and the Security Documents contain adequate provision for the practical realization of the rights and benefits afforded thereby. No opinion is expressed in this paragraph as to the attachment, perfection or priority of any liens granted pursuant to the Security Documents.

                  3. Assuming the due authorization, execution and delivery thereof by the other parties thereto, the Guarantor Documents (other than the Mortgages) constitute the legal, valid and binding obligations of each Guarantor, enforceable against such Guarantor in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that certain remedial provisions of the Security Documents are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not affect the validity of the Security Documents, and the Security Documents contain adequate provision for the practical realization of the rights and benefits afforded thereby. No opinion is expressed in this paragraph as to the attachment, perfection or priority of any liens granted pursuant to the Security Documents.

                  4. To our knowledge, except as otherwise provided in the Loan Documents, no consent, approval, waiver, license or authorization or other action by or filing with any New York, Delaware corporate or federal governmental authority is required in connection with (i) the execution and delivery by the Company of the Company Documents, the consummation by the Company of the transactions contemplated thereby or the performance by the Company of its obligations thereunder and (ii) the execution and delivery by any Guarantor of the Guarantor Documents, the consummation by such Guarantor of the transactions contemplated thereby or the performance by such Guarantor of its obligations thereunder, in each case, except for filings in connection with perfecting security interests and federal or state securities or blue sky laws, as to which we express no opinion, and those already obtained.

                  5. The execution and delivery by the Company of the Company Documents and the performance by the Company of its obligations thereunder, and the execution and delivery by any Guarantor of the Guarantor Documents and the performance by such Guarantor of its obligations thereunder, will not conflict with, constitute a default under or violate New York, Delaware corporate or federal law or regulation (other than federal and state securities or blue sky laws, as to which we express no opinion).

                  6. Neither the Company nor any Guarantor is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  7. Neither the Company nor any Guarantor is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                  8. The opinions expressed herein are limited to the laws of the State of New York, the corporate laws of the State of Delaware and the federal laws of the United States, and we express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction. For the purposes of this opinion, we have assumed that the laws of the State of Georgia, which is the governing law of the Company Documents and the Guarantor Documents (other than the Mortgages), are the same as the laws of the State of New York.

                  The opinions expressed herein are rendered solely for your benefit in connection with the transactions described herein. Those opinions may not be used or relied upon by any other person, except an Assignee or Participant, nor may this letter or any copies hereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without our prior written consent, other than to an Assignee, a Participant, a prospective Assignee or a prospective Participant.

                                                Very truly yours,

                                                                     EXHIBIT B-2
                                                                     -----------


                         OPINION OF ROBERT A. EMKEN, JR


                         General Counsel of the Borrower
                                  May 26, 2000

To the Banks and Administrative Agent referred to herein
c/o Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attn:  Syndications Group

Gentlemen:

                  As General Counsel of Guilford Mills, Inc., a Delaware corporation (the "Company"), I am generally familiar with the legal affairs of the Company and the Guarantors and am familiar with the actions taken by the Company with respect to the execution and delivery of, and the consummation of the transactions contemplated by, the Credit Agreement, dated as of May___, 2000 (the "Credit Agreement"), among the Company, the banks listed on the signature pages thereof (the "Banks"), Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent"), First Union National Bank, as Syndication Agent and Bank One, N.A., as Documentation Agent, pursuant to which the Company has established with the Banks a revolving credit facility for an aggregate principal amount of up to $130,000,000. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings as so defined. This opinion is being delivered to you pursuant to Section 3.01(c) of the Credit Agreement.

                  In connection with rendering this opinion, I have examined originals or copies, certified or otherwise identified to my satisfaction, of the Loan Documents and such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials, and have made such other inquiries of such officers and representatives, as I have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

                  In such examination, I have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to these opinions that have not been independently established, I have relied upon certificates or comparable documents of officers and representatives of the Company and upon the representations and warranties of the Company and the Guarantors contained in the Loan Documents.

                  Based on the foregoing, and subject to the qualifications stated herein, I am of the opinion that:

                  1. Each Guarantor is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own its properties and to carry on its business as now being conducted.

                  2. Each of the Company and the Guarantors has all requisite corporate power and authority to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution, delivery and performance by each of the Company and the Guarantors of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of each of the Company and the Guarantors. Each of the Company and the Guarantors have duly and validly executed and delivered the Loan Documents to which it is a party.

                  3. To my knowledge, except as otherwise provided in the Credit Agreement, there is no litigation, proceeding or governmental investigation pending or overtly threatened against the Company or any of the Guarantors that relates to any of the transactions contemplated by the Loan Documents or which, if adversely determined, would have a material adverse effect on the business, assets or financial condition of the Company and its Subsidiaries taken as a whole.

                  4. The execution and delivery by the Company of the Loan Documents to which it is a party (the "Company Documents") and the performance by the Company of its obligations thereunder will not (A) conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the Certificate of Incorporation or by-laws of the Company, (ii) any of the terms, conditions or provisions of any material document, agreement or other instrument to which the Company is a party or by which it is bound of which I am aware (except for any consents which may be required with respect to the Security Documents) or (iii) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Company of which I am aware or (B) to my knowledge, except as otherwise contemplated by the Loan Documents, result in the creation or imposition of any lien, charge or encumbrance upon any assets of the Company.

                  5. The execution and delivery by each Guarantor of the Loan Documents to which it is a party (the "Guarantor Documents") and the performance by such Guarantor of its obligations thereunder will not (A) conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the Certificate of Incorporation or by-laws of such Guarantor,
(ii) any of the terms, conditions or provisions of any material document, agreement or other instrument to which such Guarantor is a party or by which it is bound of which I am aware (except for any consents which may be required with respect to the Security Documents) or (iii) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on such Guarantor of which I am aware or (B) to my knowledge, except as otherwise contemplated by the Loan Documents, result in the creation or imposition of any lien, charge or encumbrance upon any assets of such Guarantor.

                  6. No consent, approval, waiver, license or authorization or other action by or filing with any North Carolina governmental authority is required in connection with the execution and delivery by each of the Company and the Guarantors of the Loan Documents to which it is a party, the consummation by each of the Company and the Guarantors of the transactions contemplated thereby or the performance by each of the Company and the Guarantors of its obligations thereunder, except for filings in connection with perfecting security interests and federal and state securities or blue sky laws, as to which I express no opinion, and those already obtained.

                  The opinions expressed herein are limited to the laws of the State of North Carolina and the corporate laws of the State of Delaware, and I express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction.

                  The opinions expressed herein are rendered solely for your benefit in connection with the transactions described herein. Those opinions may not be used or relied upon by any other person, except an Assignee or Participant, nor may this letter or any copies hereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without my prior written consent, other than to an Assignee, a Participant, a prospective Assignee or a prospective Participant.

                                                     Very truly yours,

                                                     Robert A. Emken, Jr.
                                                     General Counsel

                                                                       EXHIBIT C
                                                                       ---------


                                   OPINION OF
                   JONES, DAY, REAVIS & POGUE, SPECIAL COUNSEL
                          FOR THE ADMINISTRATIVE AGENT


                                  May 26, 2000


To the Banks and the Administrative Agent
Referred to Below
c/o Wachovia Bank, N.A.,
as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attn: Syndications Group

Dear Sirs:

                  We have participated in the preparation of the Credit Agreement (the "Credit Agreement") dated as of May 26, 2000, among Guilford Mills, Inc., a Delaware corporation (the "Borrower"), the banks listed on the signature pages thereof (the "Banks"), Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent"), First Union National Bank, as Syndication Agent and Bank One, N.A., as Documentation Agent and have acted as special counsel for the Administrative Agent for the purpose of rendering this opinion pursuant to Section 3.01(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

                  This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia which Interpretive Standards are incorporated herein by this reference.

                  We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

                  Upon the basis of the foregoing, and assuming the due authorization, execution and delivery of the Credit Agreement, the Contribution Agreement and each of the Notes by or on behalf of the Borrower, and of the Guaranty and the Contribution Agreement by each the Guarantor, we are of the opinion that each of the Credit Agreement, the Contribution Agreement and the Guaranty constitutes a valid and binding agreement of the Borrower and the Guarantor, respectively, and each Note constitutes valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms except as: (i) the enforceability thereof may be affected by bankruptcy, insolvency, reorganization, fraudulent conveyance, voidable preference, moratorium or similar laws applicable to creditors' rights or the collection of debtors' obligations generally; (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and (iii) the enforceability of certain of the remedial, waiver and other provisions of the Credit Agreement, the Contribution Agreement, the Notes and the Guaranty may be further limited by the laws of the State of Georgia; provided, however, such additional laws do not, in our opinion, substantially interfere with the practical realization of the benefits expressed in the Credit Agreement and the Notes, except for the economic consequences of any procedural delay which may result from such laws.

                  In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction except the State of Georgia. We express no opinion as to the effect of the compliance or noncompliance of the Administrative Agent or any of the Banks with any state or federal laws or regulations applicable to the Administrative Agent or any of the Banks by reason of the legal or regulatory status or the nature of the business of the Administrative Agent or any of the Banks.

                  This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you and any Assignee, Participant or other Transferee under the Credit Agreement without our prior written consent.

                                                    Very truly yours,

                                                                       EXHIBIT D
                                                                       ---------


                            ASSIGNMENT AND ACCEPTANCE


                             Dated ____________ __,

                  Reference is made to the Credit Agreement dated as of May 26, 2000 (together with all amendments and modifications thereto, the "Credit Agreement") among Guilford Mills, Inc. a Delaware corporation (the "Borrower"), the Banks (as defined in the Credit Agreement), Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent"), First Union National Bank, as Syndication Agent and Bank One, N.A., as Documentation Agent. Terms defined in the Credit Agreement are used herein with the same meaning.

                  ____________________ (the "Assignor") and
___________________________ (the "Assignee") agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee, without recourse to the Assignor, and the Assignee hereby purchases and assumes from the Assignor, a % interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below) (including, without limitation, a % interest (which on the Effective Date hereof is $__________) in the Assignor's Commitment and a interest (which on the Effective Date hereof is $ ) in the Syndicated Loans owing to the Assignor and a % interest in the Note[s] held by the Assignor (which on the Effective Date hereof is $__________).

                  2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof its Commitment (without giving effect to assignments thereof which have not yet become effective) is $__________ and the aggregate outstanding principal amount of Syndicated Loans owing to it (without giving effect to assignments thereof which have not yet become effective) is $_____________; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) attaches the Note[s] referred to in paragraph 1 above and requests that the Administrative Agent exchange such Note[s] for [(x)] a new Syndicated Dollar Loan Note dated , in the principal amount of $__________ , a new Syndicated Foreign Currency Loan Note dated __________________, ____ in the principal amount of $__________, [and a new
Swing Loan Note,] each payable to the order of the Assignee [and (y) a new Syndicated Dollar Loan Note dated , in the principal amount of $__________, a new Syndicated Foreign Currency Loan Note dated __________________, ____ in the principal amount of $__________, each payable to the order of the Assignor].

                  3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.04(a) thereof (or any more recent financial statements of the Borrower delivered pursuant to Section 5.01(a) or (b) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a bank or financial institution; (iv) appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it shall be bound by all of the provisions of the Credit Agreement and Intercreditor Agreement (and that, by execution hereof, it has become a party thereto) and agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement or the Intercreditor Agreement are required to be performed by it as a Bank or as a Secured Party, as the case may be; (vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vii) represents and warrants that the execution, delivery and performance of this Assignment and Acceptance are within its corporate powers and have been duly authorized by all necessary corporate action
(viii) makes the representation and warranty contained in Section 9.18 of the Credit Agreement [, and (ix) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining Assignee's total exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes.

                  4. The Effective Date for this Assignment and Acceptance shall be __________, ____ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for execution and acceptance by the Administrative Agent and to the Borrower for execution by the Borrower.

                  5. Upon such execution and acceptance by the Administrative Agent [and execution by the Borrower] [If required by the Credit Agreement], from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Assignment and Acceptance, relinquish its rights (other than under Sections 8.03, 9.03 and 9.04 of the Credit Agreement) and be released from its obligations under the Credit Agreement.

                  6. Upon such execution and acceptance by the Administrative Agent [and execution by the Borrower] [If required by the Credit Agreement], from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the Administrative Agent directly between themselves.

                  7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Georgia.

                               [NAME OF ASSIGNOR]


                               By:
                                  ---------------------------------------------
                                  Title:
                                        ---------------------------------------

                               [NAME OF ASSIGNOR]


                               By:
                                  ---------------------------------------------
                                  Title:
                                        ---------------------------------------

                               Lending Office:

                               [Address]

                               WACHOVIA BANK, N.A., as Administrative Agent


                               By:
                                  ---------------------------------------------
                                  Title:
                                        ---------------------------------------

                               GUILFORD MILLS, INC.
                               IF REQUIRED BY THE CREDIT AGREEMENT.


                               By:
                                  ---------------------------------------------
                                  Title:
                                        ---------------------------------------

                                                                       EXHIBIT E
                                                                       ---------


                               NOTICE OF BORROWING


                            -----------------, ------


Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention:  Syndications Group

         Re: Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of May 26, 2000, by and among Guilford Mills, Inc., the Banks from time to time parties thereto,, Wachovia Bank, N.A., as Administrative Agent, First Union National Bank, as Syndication Agent and Bank One, N.A., as Documentation Agent.

Gentlemen:

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

         This Notice of Borrowing is delivered to you pursuant to Section 2.02 of the Credit Agreement.

         The Borrower hereby requests a [Syndicated Borrowing] which is a [Euro-Dollar Borrowing] [Base Rate Borrowing] [Swing Loan Borrowing][Foreign Currency Borrowing in][SPECIFY FOREIGN CURRENCY] in the aggregate principal amount of [the Dollar Equivalent of] $ to be made on , , and for interest to accrue thereon at the rate established by the Credit Agreement for [Euro-Dollar Loans] [Base Rate Loans] [Foreign Currency Loans]. The duration of the Interest Period with respect thereto shall be [1 month] [2 months] [3 months] [6 months].

         The Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer this day of , .

                               GUILFORD MILLS, INC.


                               By:
                                  ---------------------------------------------
                                  Title:
                                        ---------------------------------------

                                                                       EXHIBIT F
                                                                       ---------


                             COMPLIANCE CERTIFICATE


                  Reference is made to the Credit Agreement dated as of May 26, 2000 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among Guilford Mills, Inc., the Banks from time to time parties thereto, Wachovia Bank, N.A., as Administrative Agent, First Union National Bank, as Syndication Agent and Bank One, N.A., as Documentation Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

                  Pursuant to Section 5.01(c) [or 5.05(a)]of the Credit Agreement, , the duly authorized of Guilford Mills, Inc., hereby (i) certifies to the Administrative Agent and the Banks that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of , , and that no Default is in existence on and as of the date hereof and (ii) restates and reaffirms that the representations and warranties contained in
Article IV of the Credit Agreement are true on and as of the date hereof as though restated on and as of this date.

                               GUILFORD MILLS, INC.                      (SEAL)


                               By:
                                  ---------------------------------------------
                                  Title:
                                        ---------------------------------------

1.       Consolidations, Mergers and Sales of Assets (Section 5.05)

         The Borrower will not, nor will it permit any Subsidiary to . . . sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that . . . (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit, subject to Sections 5.21(b) and 5.22(b), if applicable:

                           (1) during any Fiscal Quarter, a transfer of assets
                  or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be discontinued, when combined with all other assets transferred or utilized in a business line or segment to be discontinued, in such Fiscal Quarter and the most recent 3 consecutive Fiscal Quarters then ended, either (x) constituted more than 10% of Consolidated Total Assets measured as of the end of the immediately preceding Fiscal Quarter for which the Borrower has supplied financial statements pursuant to this Agreement, or (y) contributed more than 10% of Consolidated Operating Income during the most recent 4 consecutive Fiscal Quarters for which the Borrower has supplied financial statements pursuant to this Agreement (disregarding any Fiscal Quarter in which there was an operating loss, on a consolidated basis); provided, that, notwithstanding the foregoing, in no event shall any disposition of assets pursuant to this Section 5.05(c)(1) be permitted in the event that after such disposition, Consolidated Total Assets shall be less than 90% of Consolidated Total Assets measured as of the end of the Fiscal Year ended October 3, 1999, or

                           (2) the Borrower may enter into an arrangement to
                  sell Receivables pursuant to a Receivables Securitization Program if, as of the end of each of the 2 immediately preceding Fiscal Quarters prior to entering into such arrangement, the Leverage Ratio has been equal to or less than
                  2.50 to 1.00.

        (a)         Aggregate amount of assets sold during
                    Current Fiscal Quarter                                     $____________
        (b)         Aggregate amount of other assets sold during
                    the 3 prior consecutive Fiscal Quarters                    $____________
        (c)         Sum of (a) and (b)                                         $____________
        (d)         Consolidated Total Assets as of the end of the most
                    recent 4 consecutive Fiscal Quarters for which the
                    Borrower has supplied financial statements                 $____________

                                      102

        (e)         10% of (d)                                                 $____________
                    Limitation:  (c) may not exceed (e)
        (f)         Portion of Consolidated Operating Income
                             contributed by assets in (a)                      $____________
        (g)         Portion of Consolidated Operating Income
                    contributed by assets in (b)                               $____________
        (h)         sum of (f) and (g)                                         $____________
        (i)         Consolidated Operating Income during the most recent 4
                    consecutive Fiscal Quarters for which the Borrower has
                    supplied financial statements                              $____________
        (j)         10% of (i)                                                 $____________
                    Limitation:  (h) may not exceed (j)
        (k)         Consolidated Total Assets (excluding assets in
                    (a) and (b))                                               $____________
        (l)         Consolidated Total Assets as of the end
                    of the Fiscal Year ended October 3, 1999                   $____________
        (m)         90% of (l)                                                 $____________
                    Limitation:  (k) may not be less than (m)
        (n)         Consolidated Total Debt                                    $____________
        (o)         Consolidated Total EBITDA
                    (Schedule 1)                                               $____________
        (p)         Ratio of (n) to (o)                                        _____ to 1.00
                    Minimum Ratio to permit entering into arrangement for
                    sale of Receivables pursuant to a Receivables
                    Securitization Program                                     2.50 to 1.00

2.       Investments (Section 5.15)

         Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except (i) existing Investments described in Schedule 5.15, (ii) loans or advances to employees not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on the Closing Date; (iii) deposits required by landlords, government agencies or public utilities; (iv) Investments in direct obligations of the United States Government maturing within one year,
         (v) Investments in certificates of deposit issued by a commercial bank whose credit is satisfactory to the Administrative Agent, (vi) Investments in commercial paper rated A1 or the equivalent thereof by Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition,
         (vii) Investments in tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Rating Group and Aa or the equivalent thereof by Moody's Investors Service, Inc.,
         (viii) Investments in the Borrower, any Guarantor or any Significant Direct Foreign Subsidiary and Investments made in the ordinary course of business by a Foreign Subsidiary in another Foreign Subsidiary, (ix) loans and advances to Subsidiaries which are evidenced by Pledged Notes, (x) Investments in a Receivables Subsidiary pursuant to a Receivables Securitization Program, (xi) Investments consisting of acquisitions of stock or assets of any Person which is in the same or a similar line of business to that of the Borrower (including, without limitation, manufacturing, sales, marketing, distribution or other activities relating to components or end-products used or produced in the textile, fabric, garment or apparel industries) and which, as a result of such acquisition, becomes a Subsidiary and executes a Guaranty and Foreign Stock Pledge Agreements, as applicable (provided that the Borrower can demonstrate pro forma compliance with any such Investments exceeding $25,000,000), (xii) Investments in the infastructure project in Tamaulipas, Mexico in an aggregate amount not exceeding $12,500,000, (xiii) other Investments in Non-Significant Foreign Subsidiaries in an aggregate amount which, together with Investments not otherwise permitted by this Section, do not exceed 12.5% of Consolidated Tangible Net Worth and (xiv) other Investments in an aggregate amount which does not exceed 5% of Consolidated Tangible Net Worth; provided that after giving effect to the making of any Investments permitted by clauses (xii), (xiii) and (xiv) of this Section, if there are any Loans outstanding at that time, no Default shall be in existence or be created thereby.

        (a)         loans or advances to employees                             $_______________
                    Limitation:                                                $1,000,000
        (b)         Investments consisting of acquisitions of stock or
                    assets of any Person which is in the same or a similar
                    line of business                                           $_______________1


--------
1 The Borrower must demonstrate pro forma compliance with any such Investments exceeding $25,000,000.

                                      104

        (c)         Investments in Non-Significant Foreign Subsidiaries
                    (together with Investments not otherwise permitted by
                    Section 5.15)                                              $_______________
        (d)         Consolidated Tangible Net Worth
                    (Schedule 2)                                               $_______________
        (e)         12.5% of (d)
                    Limitation: (c) may not exceed (e)
        (f)         Other Investments not otherwise permitted                  $_______________
        (g)         5% of (d)                                                  $_______________
                    Limitation: (f) may not exceed (g)

3.       Liens (Section 5.16)

         Neither the Borrower nor any Consolidated Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except: . . . (j) Liens not otherwise permitted by the foregoing paragraphs of this Section securing Debt (other than indebtedness represented by the Notes) in an aggregate principal amount at any time outstanding not to exceed 10% of Consolidated Tangible Net Worth.

         None of the Borrower's or any Consolidated Subsidiary's property is subject to any Lien securing Debt which is not permitted by paragraphs
         (a) through (i) of Section 5.16, except for:

        Description of Lien and Property                        Amount of Debt

        Subject to same                                         Secured
        -------------------------------------------------       -------
        a.          _______________________________________     $____________
        b.          _______________________________________     $____________
        c.          _______________________________________     $____________
        d.          _______________________________________     $____________
        e.          _______________________________________     $____________
        f.          _______________________________________     $____________
        g.          _______________________________________     $____________
                    Limitation         10% of Consolidated
                                       Tangible Net Worth

4.       Adjusted Interest Coverage Ratio (Section 5.17)

         The Adjusted Interest Coverage Ratio for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters shall at no time be less than (i) from the Closing Date through and including the first Fiscal Quarter of the 2001 Fiscal Year, 1.05 to 1.00, (ii) from and including the second Fiscal Quarter of the 2001 Fiscal Year through and including the third Fiscal Quarter of the 2001 Fiscal Year, 1.25 to 1.0, (iii) from and including the fourth Fiscal Quarter of the 2001 Fiscal Year through and including the third Fiscal Quarter of the 2002 Fiscal Year, 1.75 to 1.0 and (iv) thereafter, 2.50 to 1.00.

        (a)         Consolidated Total EBITDA
                    (Schedule 1)                               $____________
        (b)         Capital Expenditures                       $____________
        (c)         Sum of (a) less (b)                        $____________
        (d)         Consolidated Interest Expense              $____________
        (e)         Ratio of (c) to (d)                        ______ to 1.00
                    Minimum Ratio                              [1.05 to 1.00]
                                                               [1.25 to 1.00]
                                                               [1.75 to 1.00]
                                                               [2.50 to 1.00]
5.       Restricted Payments (Section 5.18)

         The Borrower will not declare or make any Restricted Payment during any Fiscal Year unless, after giving effect thereto, the aggregate of all Restricted Payments declared or made during such Fiscal Year does not exceed $10,000,000 and no Default shall be in existence or be created thereby.

        (a)         Aggregate of Restricted Payments in Fiscal Quarter just
                    ended                                                     $_______________
        (b)         Aggregate of Restricted Payments in prior Fiscal
                    Quarters of current Fiscal Year                           $_______________
        (c)         Sum of (a) and (b)                                        $_______________
                    Limitation (c) may not exceed $10,000,000

6.       Leverage Ratio (Section 5.19)

         The Leverage Ratio for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters shall at all times be less than
         (i) from the Closing Date through and including the second Fiscal Quarter of the 2000 Fiscal Year, 3.65 to 1.00, (ii) during the third Fiscal Quarter of the 2000 Fiscal Year, 3.50 to 1.0, (iii) from and including the fourth Fiscal Quarter of the 2000 Fiscal Year through and including the third Fiscal Quarter of the 2001 Fiscal Year, 3.00 to 1.0, (iv) from and including the fourth Fiscal Quarter of the 2001 Fiscal Year through and including the third Fiscal Quarter of the 2002 Fiscal Year, 2.75 to 1.0 and (v) thereafter, 2.50 to 1.00.

        (a)         Consolidated Total Debt                  $_______________
        (b)         Consolidated Total EBITDA
                    (Schedule 1)                             $_______________
        (c)         Ratio of (a) to (b)                      ______ to 1.00
                    Maximum Ratio                            [3.65 to 1.00]
                                                             [3.50 to 1.00]
                                                             [3.00 to 1.00]
                                                             [2.75 to 1.00]
                                                             [2.50 to 1.00]
7.       Minimum Consolidated Tangible Net Worth (Section 5.20)

         Consolidated Tangible Net Worth will at no time be less than $245,000,000 plus the sum of (i) 50% of the cumulative Reported Net Income of the Borrower and its Consolidated Subsidiaries during any period after the Fiscal Quarter ending April 2, 2000 (taken as one accounting period), calculated quarterly at the end of each Fiscal Quarter but excluding from such calculations of Reported Net Income for purposes of this clause (i), any Fiscal Quarter in which the Reported Net Income of the Borrower and its Consolidated Subsidiaries is negative, (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after the Fiscal Quarter ending April 2, 2000, calculated quarterly at the end of each Fiscal Quarter, and (iii) 100% of any equity resulting from the conversions of any Debt of the Borrower or its Consolidated Subsidiaries.

        (a)         Consolidated Tangible Net Worth
                    (Schedule 2)                                              $______________
        (b)         Reported Net Income2___________________                   $______________

----------
2 Exclude any Fiscal Quarter in which Reported Net Income is negative, 100% of cumulative Net Proceeds of Capital Stock received during any period after the
Fiscal Quarter ending April 2, 2000, and 100% of any equity resulting from the conversions of any Debt.

                                      107

        (c)         50% of (b)                                                $______________
        (d)         cumulative Net Proceeds of Capital Stock
                    received after Fiscal Quarter ending April 2, 2000        $______________
        (e)         equity resulting from conversions of Debt                 $______________
        (f)         Sum of (c), (d) (e) and $245,000,000                      $______________
                    Limitation:  (a) may not be less than (f)

8.       Additional Debt (Section 5.24)

The Borrower shall not incur or permit to exist, or permit any Consolidated Subsidiary other than the Receivables Subsidiary to incur or permit to exist, any Debt other than:

         (A) Debt under credit facilities in Mexico in the aggregate amount not exceeding the Dollar equivalent of 66,000,000 Mexican pesos, calculated based on the exchange rate as of the Closing Date, debt under credit facilities in the United Kingdom in the aggregate amount not exceeding the Dollar equivalent of 5,000,000 British pounds sterling, calculated based on the exchange rate as of the Closing Date, term facilities to be entered into in Portugal in the aggregate amount not exceeding the Dollar equivalent of 900,000,000 Portuguese escudos, calculated based on the exchange rate as of the Closing Date and other Debt under lines of credit with a term less than 1 year not exceeding $10,000,000; and

         (B) (i) Debt in existence on the Closing Date, and extensions, renewals, refinancings or refundings thereof (provided that the amount of such Debt is not increased); (ii) the Debt under this Agreement;
         (iii) Debt permitted to be secured by Liens permitted by Section 5.16;
         (iv) Debt of the types described in clause (vii) of the definition of Debt which is incurred in the ordinary course of business in connection with the sale or purchase of goods or to assure performance of an obligation to a utility or a governmental entity or a worker's compensation obligation; (v) Receivables Program Obligations; (vi) Debt permitted by Section 5.15; (vii) obligations to reimburse any bank or other Person in respect of amounts paid or to be paid under any irrevocable standby letter of credit (excluding letters of credit issued in support of trade payables arising from the import of goods) in an aggregate amount at any time for all such standby letters of credit not exceeding $5,000,000 and (viii) other Debt (including amounts outstanding under committed lines of credit) with a term greater than 1 year in an aggregate amount outstanding at any time which, together with Debt under lines of credit described in clause (A) above, does not exceed $50,000,000. The Borrower shall not permit the Receivables Subsidiary to incur any Debt or other liabilities other than in connection with the Receivables Securitization Program.

        (a)         Reimbursement obligations under standby letters of credit                  $________
                    Limitation:  (a) may not exceed $5,000,000
        (b)         Debt under lines of credit with a term of
                    less than 1 year                                                           $________
                    Limitation: (b) may not exceed $10,000,000
        (c)         Debt (including under committed lines of credit) with
                    a term greater than 1 year                                                 $________
        (d)         Sum of (b) and (c)                                                         $________
                    Limitation:  (d) may not exceed $50,000,000

                                                                      Schedule 1
                                                                      ----------

                            CONSOLIDATED TOTAL EBITDA
                            -------------------------

(a)          Consolidated Net Income for:

             ___ quarter ___                                  $______________
             ___ quarter ___                                  $______________
             ___ quarter ___                                  $______________
             ___ quarter ___                                  $______________

             Total                                            $______________

(b)          Consolidated Interest Expense for:

             ___ quarter ___                                  $______________
             ___ quarter ___                                  $______________
             ___ quarter ___                                  $______________
             ___ quarter ___                                  $______________

             Total                                            $______________

(c)          Amortization expense for:

             ___ quarter ___                                  $______________
             ___ quarter ___                                  $______________
             ___ quarter ___                                  $______________
             ___ quarter ___                                  $______________

             Total                                            $______________

(d)          Depreciation expense for:

             ___ quarter ___                                  $______________
             ___ quarter ___                                  $______________
             ___ quarter ___                                  $______________
             ___ quarter ___                                  $______________

             Total                                            $______________

(e)          Consolidated tax expense for:

             ___ quarter ___                                  $______________
             ___ quarter ___                                  $______________
             ___ quarter ___                                  $______________
             ___ quarter ___                                  $______________

             Total                                            $______________

(f) extraordinary gains and losses and other non-operating gains and losses for:

             ___ quarter ___                                  $______________
             ___ quarter ___                                  $______________
             ___ quarter ___                                  $______________
             ___ quarter ___                                  $______________

             Total                                            $______________3

(g)          non cash charges for

             ___ quarter ___                                  $______________
             ___ quarter ___                                  $______________
             ___ quarter ___                                  $______________
             ___ quarter ___                                  $______________

             Total                                            $______________4

             CONSOLIDATED TOTAL EBITDA                        $______________
             (sum of (a), plus (b), plus (c), plus (d), plus (e), plus or less (f), plus (g))


----------
3        This amount may not exceed $2,500,000

4        This amount may not exceed $5,000,000

                                                                      Schedule 2
                                                                      ----------

                         CONSOLIDATED TANGIBLE NET WORTH
                         -------------------------------


(a)          Stockholders' Equity                             $_____________

(b)          any surplus resulting from any write-up of
             assets subsequent to [__________________]        $_____________

(c)          all assets which would be treated as
             intangible assets                                $_____________

(d)          any amount at which shares of Capital Stock
             appear as an asset on the balance sheet (to the
             extent not included in (c)                       $_____________

(e)          loans or advances to stockholders, directors,
             officers or employees                            $_____________

(f)          deferred expenses (to the extent not
             included in (c)                                  $_____________

CONSOLIDATED TANGIBLE NET WORTH (sum
of (a) less (b), less (c), less (d), less (e), less (f))      $_____________

                                                                       EXHIBIT G
                                                                       ---------


                              GUILFORD MILLS, INC.

                               CLOSING CERTIFICATE


         Reference is made to the Credit Agreement (the "Credit Agreement") dated as of May 26, 2000, among Guilford Mills, Inc., the Banks listed therein, Wachovia Bank, N.A., as Administrative Agent, First Union National Bank, as Syndication Agent and Bank One, N.A., as Documentation Agent. Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

         Pursuant to Section 3.01(e) of the Credit Agreement,__________________ , the duly authorized ___________________of Guilford Mills, Inc., hereby certifies to the Administrative Agent and the Banks that (i) no Default has occurred and is continuing as of the date hereof, and (ii) with respect to the representations and warranties of the Borrower contained in Article IV, (x) if they are expressly qualified by materiality, they are true on and as of the date hereof, and (y) if they are not so qualified, they are true in all material respects on and as of the date hereof.

         Certified as of this May 26, 2000.




                                  By:
                                     ------------------------------------------
                                     Printed Name:
                                                  -----------------------------
                                     Title:
                                           ------------------------------------

                                                                       EXHIBIT H
                                                                       ---------


                              GUILFORD MILLS, INC.

                             SECRETARY'S CERTIFICATE


The undersigned, ______________________, ____________________, Secretary of
Guilford Mills, Inc., a ____________________ corporation (the "Borrower"), hereby certifies that [s]he has been duly elected, qualified and is acting in such capacity and that, as such, [s]he is familiar with the facts herein certified and is duly authorized to certify the same, and hereby further certifies, in connection with the Credit Agreement dated as of May 26, 2000 among the Borrower, Wachovia Bank, N.A. as Administrative Agent and as a Bank, and certain other Banks listed on the signature pages thereof, that:

         1. ached hereto as Exhibit A is a complete and correct copy of the Certificate of Incorporation of the Borrower as in full force and effect on the date hereof as certified by the Secretary of State of the State of _____________, the Borrower's state of incorporation.

         2. ached hereto as Exhibit B is a complete and correct copy of the Bylaws of the Borrower as in full force and effect on the date hereof.

         3. ached hereto as Exhibit C is a complete and correct copy of the resolutions duly adopted by the Board of Directors of the Borrower on __________ __, 2000 approving, and authorizing the execution and delivery of, the Credit Agreement, the Notes and the other Loan Documents (as such terms are defined in the Credit Agreement) to which the Borrower is a party. Such resolutions have not been repealed or amended and are in full force and effect, and no other resolutions or consents have been adopted by the Board of Directors of the Borrower in connection therewith.

         4. ________________, who is _________________ of the Borrower signed the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party, was duly elected, qualified and acting as such at the time [s]he signed the Credit Agreement, the Notes and other Loan Documents to which the Borrower is a party, and [his/her] signature appearing on the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party is [his/her] genuine signature.

IN WITNESS WHEREOF, the undersigned has hereunto set [his/her] hand as of May 26, 2000.



                                 ----------------------------------------------

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                                                                       EXHIBIT I
                                                                       ---------


                                FORM OF MORTGAGE
                                ----------------


[THIS MORTGAGE DRAFT WAS DRAFTED TO COMPLY WITH NORTH CAROLINA LAW AND IS SUBJECT TO MODIFICATION TO COMPLY WITH THE LAWS OF THE OTHER STATES IN WHICH IT WILL BE RECORDED. IN MORTGAGE TAX JURISDICTIONS, APPROPRIATE PROVISIONS WILL BE ADDED TO DECREASE THE MORTGAGE TAX IMPACT AS APPROPRIATE]


Prepared By and
After Recording Return To:
Michelle A. Hickerson, Esq.
Jones, Day, Reavis & Pogue
3500 SunTrust Plaza
303 Peachtree Street
Atlanta, Georgia 30308-3242


                      DEED OF TRUST AND SECURITY AGREEMENT
                      ------------------------------------

         THIS INSTRUMENT (this "Instrument") is made and entered into as of this _____ day of _______________, 2000, by GUILFORD MILLS, INC., a Delaware corporation, having a mailing address of 4925 West Market Street, Greensboro, North Carolina 27407 ("Obligor"), in favor of New Salem, Inc., a North Carolina corporation ("Trustee"), having an address of 100 North Main Street, Winston-Salem, North Carolina 27150, for the benefit of WACHOVIA BANK, N.A. ("Wachovia"), having a mailing address of 191 Peachtree Street, 30th Floor, Atlanta, Georgia 30303, as collateral agent (together with its successors and assigns, "Collateral Agent"), for itself, and for (i) The Prudential Insurance Company of America, The Variable Annuity Life Insurance Company, American General Annuity Insurance Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company (collectively, together with any other holders of "Senior Notes", as defined below, from time to time pursuant to the "Note Purchase Agreements", as defined below, the "Senior Note Holders") and (ii) Wachovia Bank, N.A., First Union National Bank, Bank One, N.A., and Branch Banking and Trust Company (collectively, together with any other Banks parties from time to time to the "Credit Agreement" defined below, the "Banks"; the Senior Note Holders and the Banks being collectively referred to, together with any Cash Management Services Provider, as defined in the Intercreditor Agreement described below, with respect to Cash Management Services Obligations, and any Bank providing hedge arrangements giving rise to Hedge Obligations, as defined in the Intercreditor Agreement, as "Lenders"), in connection with that certain Intercreditor Agreement by and among Obligor, Collateral Agent and Lenders dated May 26, 2000 (as amended or otherwise modified from time to time, the "Intercreditor Agreement").

                              W I T N E S S E T H:
                              --------------------

         That Obligor, in consideration of and as security for the debt hereinafter described, and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the sums advanced to Obligor in hand paid by Collateral Agent, the receipt and sufficiency of which are hereby acknowledged, does hereby irrevocably GRANT, BARGAIN, SELL AND CONVEY AND GRANT the following properties (collectively, the "Property") unto (a) Trustee, its successors and assigns, in trust, with power of sale and right of entry and possession, except to those portions and components of the Property that constitute personal property, and (b) Collateral Agent, its successors and assigns, as secured party, a security interest as to those portions and components of the Property that constitute personal property:

                  (a) All those tracts or parcels of land and easements more particularly described in Exhibit "A" attached hereto and by this reference made a part hereof (the "Land").

                  (b) All buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land, and all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, carpeting and other floor coverings, fire extinguishers and any other safety equipment required by governmental regulation or law, washers, dryers, water heaters, mirrors, mantels, air conditioning apparatus, refrigerating plants, refrigerators, cooking apparatus and appurtenances, window screens, awnings and storm sashes, which are or shall be owned by Obligor and attached to said buildings, structures or improvements and all other furnishings, furniture, fixtures, machinery, equipment, appliances, vehicles, building supplies and materials, books and records, chattels, inventory, accounts, farm products, consumer goods, general intangibles and personal property of every kind and nature whatsoever now or hereafter owned by Obligor and located in, on or about, or used or intended to be used with or in connection with the use, operation or enjoyment of the Property, including all extensions, additions, improvements, betterments, after-acquired property, renewals, replacements and substitutions, or proceeds from a permitted sale of any of the foregoing, and all the right, title and interest of Obligor in any such furnishings, furniture, fixtures, machinery, equipment, appliances, vehicles and personal property subject to or covered by any prior security agreement, conditional sales contract, chattel mortgage or similar lien or claim, together with the benefit of any deposits or payments now or hereafter made by Obligor or on behalf of Obligor, all of which are hereby declared and shall be deemed to be fixtures and accessions to the Land and a part of the Property as between the parties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the indebtedness herein described and to be secured by this Instrument.

                  (c) All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the Land or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances, reversion and reversions, remainder and remainders, whatsoever, in any way belonging, relating or appertaining to the Land or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Obligor.

                  (d) All income, rents, issues, profits and revenues of the Property from time to time accruing (including, without limitation, all payments under leases or tenancies, proceeds of insurance, condemnation payments, tenant security deposits whether held by Obligor or in a trust account, and escrow funds), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Obligor of, in and to the same; reserving only the right to Obligor to collect the same (other than insurance proceeds and condemnation payments) so long as Obligor is not in default hereunder.

                  (e) All other "Collateral", as defined in that certain Credit Agreement by and among by Obligor, First Union National Bank, as Syndication Agent, Bank One, N.A., as Documentation Agent, and the other Banks, and Wachovia, as Administrative Agent, dated May 26, 2000 (as amended or supplemented from time to time, the "Credit Agreement").

         TO HAVE AND TO HOLD the Property and all parts, rights, members and appurtenances thereof, to the use, benefit and behoof of Trustee or Collateral Agent for the ratable benefit of Lenders and their respective successors and assigns, IN FEE SIMPLE forever upon the trust, terms and conditions contained in this Instrument; and Obligor covenants that Obligor is lawfully seized and possessed of the Property as aforesaid, and has good right to convey the same, that the same is unencumbered except for those matters expressly set forth in Exhibit "B" attached hereto and by this reference made a part hereof, and that Obligor does warrant and will forever defend the title thereto against the claims of all persons whomsoever, except as to those matters set forth in said Exhibit "B" attached hereto.

         This Instrument is given to secure the following described indebtedness (collectively, the "Secured Obligations"):

                  (f) The debt and interest thereon evidenced by: (A) (i) the notes (collectively, the "Senior Notes" issued pursuant to the Note Purchase Agreements to the Senior Note Holders, in the following original amounts: (i) the THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) 7.06% Senior Note and NINETY-SEVEN MILLION AND NO/100 DOLLARS ($97,000,000.00) 7.06% Senior Note executed by Obligor in favor of The Prudential Insurance Company of America; (ii) the TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) 7.06% Senior Note executed by Obligor in favor of The Variable Annuity Life Insurance Company; (iii) the FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) 7.06% Senior Note executed by Obligor in favor of American General Annuity Insurance Company; (iv) the EIGHT MILLION AND NO/100 DOLLARS ($8,500,000.00)

         7.06% Senior Note, the FIVE MILLION, SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($5,600,000.00) 7.06% Senior Note and the FOUR MILLION, NINE HUNDRED THOUSAND AND NO/100 DOLLARS ($4,900,000.00) 7.06% Senior Note executed by Obligor in favor of Massachusetts Mutual Life Insurance Company; (v) the ONE MILLION AND NO/ 100 DOLLARS ($1,000,000.00) 7.06% Senior Note executed by Obligor in favor of C. M. Life Insurance Company, all such Senior Notes being dated as of December 18, 1998, together with any amendments, supplements, renewals, replacements or substitutions of any of such Senior Notes; and (B) all of the "Notes", as defined in the Credit Agreement, held by the Banks from time to time under the Credit Agreement (collectively, the "Bank Notes"), in the aggregate original principal amount of ONE HUNDRED THIRTY MILLION and NO/100 DOLLARS ($130,000,000.00), together with any amendments, supplements, renewals, replacements or substitutions of any of such Bank Notes. The Senior Notes and the Bank Notes, as any of them may be amended or otherwise modified from time to time, are herein collectively referred to as the "Notes".

                  (g) The reimbursement and other obligations owing by Obligor to Collateral Agent and/or Lenders with respect to any letters of credit issued from time to time for the account of Obligor.

                  (h) All Cash Management Services Obligations and Hedge Obligations, subject in each case to the limitations contained in the Intercreditor Agreement.

                  (i) All other "Secured Obligations" (as defined in the Credit Agreement), including, without limitation, all principal, interest, fees, expenses, costs, yield maintenance indemnification amounts, other indemnification amounts and other obligations thereunder.

                  (j) All other obligations under the Note Purchase Agreements between Obligor and the Senior Note Holders, each dated as of December 18, 1998 (as amended or supplemented from time to time, the "Note Purchase Agreements"), including, without limitation, all principal, interest, "Yield Maintenance Amount", as defined therein, fees, expenses, costs, indemnification amounts and other obligations thereunder.

                  (k) Any and all additional advances made by the Collateral Agent or by any Lender to protect or preserve the Property or the lien and security title hereof in and to the Property, or for taxes, assessments or insurance premiums as hereinafter provided (whether or not the Obligor remains the owner of the Property at the time of such advances).

                  (l) Any and all other indebtedness now or hereafter owing by Obligor to Collateral Agent or any Lender pursuant to the Note Purchase Agreements or the Credit Agreement, subject to the Intercreditor Agreement, whether now existing or hereafter arising or incurred, however evidenced or incurred, whether express or implied, direct or indirect, absolute or contingent, due or to become due, and all renewals, modifications, consolidations, replacements and extensions thereof.

         It is the intention of the parties hereto that this Instrument is made and executed to comply with the provisions of N.C.G.S. 45-67 et seq., and shall secure any and all present and future Secured Obligations which Obligor now or may hereafter owe to Collateral Agent or any of the Lenders (but in no event incurred more than fifteen (15) years after the date hereof), including without limitation, any future loans and advances made by Collateral Agent or any of the

Lenders pursuant to the Notes, Note Purchase Agreements or the Credit Agreement to or for the benefit of Obligor, up to a maximum aggregate amount of principal Secured Obligations outstanding at any one time of Two Hundred Sixty-Five Million and No/100 Dollars ($265,000,000.00). The amount of present Secured Obligations of Obligor to Collateral Agent and Lenders secured hereby is in the sum of $265,000,000.00 as of the date hereof, and the amount of all present and future Secured Obligations of Obligor to Collateral Agent and Lenders secured hereby is in the sum of $265,000,000.00 plus interest, costs and advances made by Collateral Agent or any of the Lenders to protect or preserve the Property or the lien hereof on the Property, or for taxes, assessments or insurance premiums as herein provided. Pursuant to N.C.G.S. 45-68(2), Obligor, Collateral Agent and Lenders agree that at the time any Secured Obligations are incurred, it shall not be necessary for such Secured Obligations to be evidenced by any of the Notes or any other written instrument or notation signed by Obligor and stipulating that such Secured Obligations is secured by this Instrument.

         Should the Secured Obligations secured by this Instrument be paid according to the tenor and effect thereof when the same shall become due and payable, and should Obligor perform all covenants herein contained in a timely manner, and should any obligations of Collateral Agent and Lenders to make additional advances under the Note Purchase Agreement and the Credit Agreement have been terminated in writing by Collateral Agent and Lenders, then this Instrument shall be cancelled and surrendered upon the request and at the expense of Obligor.

         Obligor hereby further covenants and agrees with Trustee and Collateral Agent as follows:

                                    ARTICLE 1

         1.01 Payment of Secured Obligations. Obligor will pay the Secured Obligations according to the tenor thereof and all other sums now or hereafter secured hereby promptly as the same shall become due.

         1.02 Taxes, Liens and Other Charges.

                  (a) Obligor will pay, before the same become delinquent, all taxes, liens, assessments and charges of every character including all utility charges, whether public or private, already levied or assessed or that may hereafter be levied or assessed upon or against the Property; and within ten (10) days of a demand will furnish Collateral Agent receipted bills evidencing such payment. Nothing contained herein shall require the payment or discharge of any such tax, lien, assessment or charge by Obligor for so long as Obligor shall in good faith and at its own expense contest the amount or validity thereof by appropriate legal proceedings and provided such contest shall prevent
         (i) the collection thereof or other realization thereon and the sale or forfeiture of the Property or any part thereof to satisfy the same, and
         (ii) the enforcement thereof against Obligor or the Property or any part thereof, and provided Obligor first deposits with Collateral Agent, in escrow such sums or other security as Collateral Agent may reasonably require to assure Collateral Agent of the availability of sufficient funds to pay such tax, lien, assessment or charge if and when same is finally determined to be due.

                  (b) Obligor will not suffer any mechanic's, materialman's, laborer's, statutory or other lien to be created and to remain outstanding upon all or any part of the Property.

         1.03 Insurance.

                  (a) Obligor shall procure for, deliver to and maintain for the benefit of Collateral Agent and Lenders during the term of this Instrument, insurance policies, which shall at all times be kept in full force and effect, issued by insurance companies, in amounts, in form and substance, and with expiration dates acceptable to Collateral Agent and containing non-contributory standard mortgagee clauses, their equivalent or a satisfactory mortgagee loss payable endorsement in favor of Collateral Agent, providing the following types of insurance on the Property:

                           (i) insurance against loss or damage by fire,
                  lightning, vandalism, malicious mischief and flood (if the Land is in an area which is considered a flood risk area by the U.S. Department of Housing and Urban Development), and against such other hazards as are presently included in so-called "all risk replacement cost insurance" and against such other insurable hazards as, under good insurance practices, from time to time are insured against for properties of similar character and location; the amount of which insurance shall be not less than one hundred percent (100%) of the full replacement cost of the Property without deduction for depreciation; and which policies of insurance shall contain satisfactory replacement cost endorsements;

                           (ii) when obtainable from the United States of
                  America or any agency or instrumentality thereof, when and as reasonably required by Collateral Agent, and which are commonly insured against by prudent owners and are generally available for properties similar to the Property in the vicinity of the Property, war risk insurance in the maximum amount available up to an amount equal to the replacement cost of the Property;

                           (iii) rent or business interruption insurance against
                  loss of income arising out of damage or destruction by fire, lightning, vandalism, malicious mischief and flood and such other hazards as are presently included in so-called "all risk replacement cost insurance" in the amount equal to the gross annual income derived by Obligor from the Property; and

                           (iv) such other insurance on the Property or any
                  replacements or substitutions therefor and in such amounts as may from time to time be reasonably required by Collateral Agent against other insurable casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height and type of the improvements, their construction, location, use and occupancy, or any replacements or substitutions therefor.

Insurance policies shall name as the insured parties Obligor and Collateral Agent, as collateral agent for itself and the Lenders, as their interests may appear.

                  (b) Except in connection with insurance claims made by Obligor prior to the date of the Credit Agreement, Collateral Agent is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies maintained pursuant to this Paragraph 1.03, and to collect and receive the proceeds from any such policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to Collateral Agent, instead of to Obligor and Collateral Agent jointly. In the event any insurance company fails to disburse directly and solely to Collateral Agent but disburses instead either solely to Obligor or to Obligor and Collateral Agent jointly, Obligor agrees immediately to endorse and transfer such proceeds to Collateral Agent. Upon the failure of Obligor to endorse and transfer such proceeds as aforesaid, Collateral Agent may execute such endorsements or transfers for and in the name of Obligor and Obligor hereby irrevocably appoints Collateral Agent as Obligor's agent and attorney-in-fact so to do. After deducting from said insurance proceeds all of its expenses incurred in the collection and administration of such sums, including attorneys' fees, Collateral Agent may apply the net proceeds or any part thereof, at its option,
         (i) to the payment of the Secured Obligations hereby secured, whether or not due and in whatever order Collateral Agent elects, (ii) to the repair and/or restoration of the Property, or (iii) for any other purposes or objects for which Collateral Agent is entitled to advance funds under this Instrument; all without affecting the lien of this Instrument. Collateral Agent shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure. Notwithstanding the foregoing, if there is not then existing an Event of Default, Obligor may itself adjust and collect for any losses arising out of a single occurrence aggregating not in excess of One Million and No/100 Dollars ($1,000,000.00).

                  (c) All required policies of insurance, together with evidence of the payment of current premiums therefor, shall be delivered to Collateral Agent and shall provide that Collateral Agent shall receive at least thirty (30) days advance written notice prior to cancellation, amendment or termination of any such insurance policy. At least ten
         (10) days prior to the expiration date of each policy maintained pursuant to this Paragraph 1.03, a renewal or replacement thereof or evidence verifying the renewal or replacement of such insurance policy, satisfactory to Collateral Agent shall be delivered to Collateral Agent. Obligor shall deliver to Collateral Agent receipts evidencing the payment for all such insurance policies and renewals or replacements. The delivery of any insurance policies hereunder shall constitute an assignment of all unearned premiums as further security hereunder. In the event of the foreclosure of this Instrument or any other transfer of title to the Property in extinguishment of the Secured Obligations secured hereby, all right, title and interest of Obligor in and to all insurance policies then in force shall pass to the purchaser or Collateral Agent.

         1.04 Condemnation. If all or any portion of the Property shall be damaged or taken through condemnation (which term when used in this Instrument shall include any damage or taking by any governmental authority or any transfer by private sale in lieu thereof), either temporarily or permanently, and if a Default or Event of Default is in existence, then Collateral Agent shall be entitled to receive all compensation, awards and other payments or relief thereof, and Collateral Agent is hereby authorized, at its option, to commence, appear in and prosecute, in its own or in Obligor's name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by Obligor to Collateral Agent. After deducting from said condemnation proceeds all of its expenses incurred in the collection and administration of such sums, including attorney's fees, Collateral Agent may apply the net proceeds or any part thereof, at its option, (a) to the payment of the Secured Obligations hereby secured, whether or not due and in accordance with the terms of the Intercreditor Agreement, (b) to the repair and/or restoration of the Property or
(c) for any other purposes or objects for which Collateral Agent is entitled to advance funds under this Instrument, all without affecting the lien of this Instrument; and any balance of such monies then remaining shall be paid to Obligor. Obligor agrees to execute such further assignment of any compensation, awards, damages, claims, rights of action and proceeds as Collateral Agent may require. Notwithstanding the foregoing, if there is not then existing an Event of Default and if the aggregate of net condemnation proceeds arising out of a single occurrence of condemnation is not in excess of One Hundred Thousand and No/100 Dollars ($100,000.00) Collateral Agent shall disburse the net condemnation proceeds to Obligor for the repair and/or restoration of the Property.

         1.05 Care, Use and Management of Property.

                  (a) Obligor will keep the buildings, roads and walkways, landscaping and all other improvements of any kind now or hereafter erected on the Land or any part thereof in good condition and repair, ordinary wear and tear excepted, will not commit or suffer any waste that materially and adversely affects the Property and will not do or suffer to be done anything which will increase the risk of fire or other hazard to the Property or any part thereof.

                  (b) Obligor will not remove or demolish nor materially alter the structural character of any building located on the Land without the written consent of Collateral Agent.

                  (c) If the Property or any part thereof is materially damaged by fire or any other cause, Obligor will give immediate written notice thereof to Collateral Agent.

                  (d) Each Lender or its representative is hereby authorized to enter upon and inspect the Property at any time during normal business hours upon reasonable prior notice.

                  (e) Obligor will promptly comply in all material respects with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Property or any part thereof.

                  (f) If all or any part of the Property shall be damaged by fire or other casualty, Obligor will promptly restore the Property to the equivalent of its original condition; and if a part of the Property shall be damaged through condemnation, Obligor will promptly restore, repair or alter the remaining portions of the Property in a manner satisfactory to the Required Lenders (as defined in the Intercreditor Agreement). Notwithstanding the foregoing, Obligor shall not be obligated to so restore unless in each instance, Collateral Agent

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         agrees to make available to Obligor (pursuant to a procedure satisfactory to Collateral Agent) any net insurance or condemnation proceeds actually received by Collateral Agent hereunder in connection with such casualty loss or condemnation, to the extent such proceeds are required to defray the expense of such restoration; provided, however, that the insufficiency of any such insurance or condemnation proceeds to defray the entire expense of restoration shall in no way relieve Obligor of its obligation to restore. In the event all or any portion of the Property shall be damaged or destroyed by fire or other casualty or by condemnation, Obligor shall promptly deposit with Collateral Agent a sum equal to the amount by which the estimated cost of the restoration of the Property (as determined by Collateral Agent in its good faith judgment) exceeds the actual net insurance or condemnation proceeds received by Collateral Agent in connection with such damage or destruction, which sum shall be made available to Obligor for payment or reimbursement of the expenses incurred by Obligor in connection with the restoration of the Property so long as there is not then existing an Event of Default. To the extent the funds deposited by Obligor with Collateral Agent for the restoration of the Property exceed the actual sums required by Collateral Agent to be made available to Obligor pursuant to the preceding sentence, so long as there is not then existing an Event of Default, such excess funds will be disbursed to Obligor after the restoration of the Property is completed.

         1.06 Leases and Other Agreements Affecting Property.

                  (a) Obligor will duly and punctually perform all terms, covenants, conditions and agreements binding upon it under any lease or any other agreement of any nature whatsoever which involves or affects the Property or any part thereof. Obligor will, at the request of Collateral Agent, furnish Collateral Agent with executed copies of all leases now or hereafter created upon the Property or any part thereof and, subject to Section 5.05 of the Credit Agreement, all leases now or hereafter entered into will be in form and substance subject to the prior approval of Collateral Agent. Subject to Section 5.05 of the Credit Agreement, Obligor will not, without the express written consent of the Required Lenders, modify, surrender or terminate, either orally or in writing, any lease now existing or hereafter created upon the Property or any part thereof, nor will Obligor permit an assignment or a subletting by any tenant without the prior express written consent of Collateral Agent. In order to further secure payment of the Secured Obligations and the observance, performance and discharge of Obligor's obligations, Obligor hereby assigns, transfers and sets over under Collateral Agent all of Obligor's right, title and interest in, to and under all leases affecting the Property or any part thereof and in and to all of the rents, issues, profits, revenues, awards and other benefits now or hereafter arising from the use and enjoyment of the Property or any part thereof; reserving only the right to Obligor to collect the same so long as Obligor is not in default hereunder.

                  (b) All leases on the Property must be subordinate to the lien of this Instrument unless Collateral Agent otherwise specifies, in which case such specific leases shall be made superior to this Instrument. Collateral Agent shall be entitled to reasonably require that certain leases be made superior to this Instrument but that certain provisions of such superior leases be made subject to this Instrument. Collateral Agent shall also be entitled to require, and

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         Obligor shall use its best efforts to obtain, the execution of subordination and attornment agreements from any tenants specified by Collateral Agent. Any form lease hereafter used by Obligor shall be first submitted to and approved by Collateral Agent. Obligor hereby authorizes and directs each present and future tenant of the Property to pay to Collateral Agent all rents and any other sums due Obligor as landlord and to perform for the direct benefit of Collateral Agent any other obligations of such tenant to Obligor as landlord, as if Collateral Agent were the landlord under such tenant's lease, immediately upon receipt of a written demand by Collateral Agent to make such payment or perform such obligation during the existence of a Default or Event of Default. No such demand by Collateral Agent shall constitute or be deemed to constitute any assumption by Collateral Agent of any obligations of the landlord under such tenant's lease. Subject only to compliance by Collateral Agent with the provisions of Paragraph 2.01, no such demand by Collateral Agent shall constitute or be deemed to constitute any wrongful interference by Collateral Agent in the affairs or business relationships for ascertaining whether any such demand by Collateral Agent is authorized or whether a default by Obligor has occurred under this Instrument. Obligor hereby waives any right, claim or action Obligor may now or hereafter have against any such tenant by reason of such tenant's payment to or performance for Collateral Agent as described above, and any such payment to or performance for Collateral Agent shall discharge the obligation of such tenant to make such payment to, or perform such obligation for, Obligor.

         1.07 Security Agreement. Insofar as the machinery, apparatus, equipment, fittings, fixtures, building supplies and materials, and articles of personal property either referred to or described in this Instrument, or in any way connected with the use and enjoyment of the Property is concerned, this Instrument is hereby made and declared to be a security agreement, encumbering each and every item of personal property included herein, in compliance with the provisions of the Uniform Commercial Code as enacted in the state wherein the Land is situated. A financing statement or statements reciting this Instrument to be a security agreement, affecting all of said personal property aforementioned, shall be executed by Obligor and Collateral Agent and appropriately filed. The remedies for any violation of the covenants, terms and conditions of the security agreement herein contained shall be (i) as prescribed herein, or (ii) as prescribed by general law, or (iii) as prescribed by the specific statutory consequences now or hereafter enacted and specified in said Uniform Commercial Code, all at Collateral Agent's sole election. Obligor and Collateral Agent agree that the filing of such financing statement(s) in the records normally having to do with personal property shall never be construed as in any way derogating from or impairing this declaration and hereby stated intention of Obligor and Collateral Agent that everything used in connection with the production of income from the Property and/or adapted for use therein and/or which is described or reflected in this Instrument, is, and at all times and for all purposes and in all proceedings both legal or equitable shall be, regarded as part of the real estate irrespective of whether (i) any such item is physically attached to the improvements, (ii) serial numbers are used for the better identification of certain items capable of being thus identified in a recital contained herein, or (iii) any such item is referred to or reflected in any such financing statement(s) so filed at any time. Similarly, the mention in any such financing statement(s) of the rights in and to (1) the proceeds of any fire and/or hazard insurance policy, or (2) any award in eminent domain proceedings for a taking or for loss of value, or (3) Obligor's interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Property, whether pursuant to lease or otherwise, shall never be construed as in anyway altering any of the rights of Collateral Agent

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as determined by this Instrument or impugning the priority of Collateral Agent's lien granted hereby or by any other recorded document, but such mention in such financing statement(s) is declared to be for the protection of Collateral Agent in the event any court shall at any time hold with respect to the foregoing (1),
(2) or (3), that notice of Collateral Agent's priority of interest to be effective against a particular class of persons, must be filed in the Uniform Commercial Code records.

         1.08 Further Assurances; After-Acquired Property. At any time, and from time to time, upon request by Collateral Agent, Obligor will make, execute and deliver or cause to be made, executed and delivered, to Collateral Agent and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be rerecorded and/or refiled at such time and in such offices and places as shall be deemed desirable by Collateral Agent, any and all such other and further deeds to secure debt, deeds of trust, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the opinion of Collateral Agent, be necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve (a) the obligation of Obligor under the Notes, the Note Purchase Agreements and the Credit Agreement and under this Instrument and (b) the lien of this Instrument as a first and prior lien upon and security title in and to all of the Property, whether now owned or hereafter acquired by Obligor. Upon any failure by Obligor so to do, Collateral Agent may make, execute, record, file, re-record and/or refile any and all such deeds to secure debt, deeds of trust, security agreements, financing statements, continuation statements, instruments, certificates, and documents for and in the name of Obligor and Obligor hereby irrevocably appoints Collateral Agent the agent and attorney-in-fact of Obligor so to do. The lien hereof will automatically attach, without further act, to all after acquired property attached to and/or used in the operation of the Property or any part thereof.

         1.09 Expenses. Obligor will pay or reimburse Trustee or Collateral Agent, upon demand therefor, for all attorney's fees, costs and expenses incurred by Trustee or Collateral Agent in any suit, action, legal proceeding or dispute of any kind in which Trustee, Lenders or Collateral Agent is made a party or appears as party plaintiff or defendant, affecting or arising in connection with the Secured Obligations secured hereby, this Instrument or the interest created herein, or the Property, including, but not limited to, the exercise of the power of sale contained in this Instrument, any condemnation action involving the Property or any action to protect the security hereof; and any such amounts paid by Trustee, Lenders or Collateral Agent shall be added to the Secured Obligations secured by the lien of this Instrument.

         1.10 Subrogation. Collateral Agent shall be subrogated to the claims and liens of all parties whose claims or liens are discharged or paid with the proceeds of the Secured Obligations secured hereby.

         1.11 Limit of Validity. If from any circumstances whatsoever fulfillment of any provision of this Instrument or of the Notes, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Instrument or under the Note that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.

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The provisions of this Paragraph 1.11 shall control every other provision of this Instrument and of the Notes.

         1.12 Use of Property. Obligor shall not be permitted to materially alter or change the use of the Property or to abandon the Property without the prior written consent of Collateral Agent.

         1.13 Conveyance of Property. Obligor hereby acknowledges to Collateral Agent that (a) the identity and expertise of Obligor was and continues to be a material circumstance upon which Collateral Agent has relied in connection with, and which constitute valuable consideration to Collateral Agent for, the extending to Obligor of the loan evidenced by the Notes, and (b) any change in such identity or expertise could materially impair or jeopardize the security for the payment of the Secured Obligations granted to Collateral Agent by this Instrument. Obligor therefore covenants and agrees with Collateral Agent, as part of the consideration for the extending to Obligor of the loans evidenced by the Notes, that, subject to Section 5.05 of the Credit Agreement, Obligor shall not convey, transfer, assign, further encumber or pledge any or all of its interest in the Property without the prior written consent of Collateral Agent.

                                    ARTICLE 2
                                    ---------

         2.01 Events of Default. The terms "Default", "Event of Default" or "Events of Default", wherever used in this Instrument, shall have the meaning provided for in the Intercreditor Agreement and shall include the failure of Obligor to perform any of its obligations under this Instrument, which failure (except in the event of a violation of the provisions set forth in Sections 1.03, 1.05 or 1.13 hereof) shall not have been cured within thirty (30) days after the earlier to occur of (i) written notice thereof given to Obligor by Collateral Agent or any Lender, or (ii) a responsible officer of Obligor otherwise becoming aware of any such failure; provided, however, immediately upon the occurrence of an Event of Default, and without regard to any time periods or opportunities to cure described herein or in the Note Purchase Agreements, the Credit Agreement or any of the Security Documents, Collateral Agent may make written demand upon any and all tenants of the Property to pay to Collateral Agent all rents and other sums and to perform for the direct benefit of Collateral Agent all obligations of such tenants, as provided in Paragraph 1.06.

         2.02 Acceleration of Maturity. If an Event of Default shall have occurred and be continuing, then the entire Secured Obligations secured hereby shall, subject to the terms of the Intercreditor Agreement, immediately become due and payable without notice or demand, time being of the essence of this Instrument.

         2.03 Right to Enter and Take Possession.

                  (a) If an Event of Default shall have occurred and be continuing, Obligor upon demand of Collateral Agent, shall forthwith surrender to Collateral Agent the actual possession of the Property and if, and to the extent, permitted by law, Collateral Agent itself, or by such officers or agents as it may appoint, may enter and take possession of all the Property without the appointment of a receiver, or an application therefor, and may exclude Obligor and its agents and

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         employees wholly therefrom, and may have joint access with Obligor to the books, papers and accounts of Obligor.

                  (b) If Obligor shall for any reason fail to surrender or deliver the Property or any part thereof after such demand by Collateral Agent, Collateral Agent may obtain a judgment or decree conferring upon Collateral Agent the right to immediate possession or requiring Obligor to deliver immediate possession of the Property to Collateral Agent. Obligor will pay to Collateral Agent, upon demand, all expenses of obtaining such judgment or decree, including reasonable compensation to Collateral Agent, its attorneys and agents; and all such expenses and compensation shall, until paid, be secured by the lien of this Instrument.

                  (c) Upon every such entering upon or taking of possession, Collateral Agent may hold, store, use, operate, manage and control the Property and conduct the business thereof, and, from time to time (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; (ii) insure or keep the Property insured; (iii) manage and operate the Property and exercise all the rights and powers of Obligor to the same extent as Obligor could in its own name or otherwise with respect to the same; and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Collateral Agent, all as Collateral Agent from time to time may determine to be necessary. Collateral Agent may collect and receive all the rents, issues, profits and revenues from the Property, including those past due as well as those accruing thereafter, and, after deducting (1) all expenses of taking, holding, managing and operating the Property (including compensation for the services of all persons employed for such purposes); (2) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions; (3) the cost of such insurance; (4) such taxes, assessments and other similar charges as Collateral Agent may at its option pay; (5) other proper charges upon the Property or any part thereof; and (6) the reasonable compensation, expenses and disbursements of the attorneys and agents of Collateral Agent, Collateral Agent shall apply the remainder of the monies and proceeds so received by Collateral Agent, first to the payment of accrued interest; second to the payment of deposits (as may be required in Paragraph 1.04); and third to the payment of overdue installments of principal. Collateral Agent shall have no obligation to discharge any duties of a landlord to any tenant or to incur any liability as a result of any exercise by Collateral Agent of any rights under this Instrument or otherwise. Collateral Agent shall not be liable for any failure to collect rents, issues, profits and revenues from the Property, nor shall Collateral Agent be liable to account for any such rents, issues, profits or revenues unless actually received by Collateral Agent.

                  (d) Whenever all that is due upon the Secured Obligations and under any of the terms, covenants, conditions and agreements of this Instrument, shall have been paid and all Events of Default made good, Collateral Agent shall surrender possession of the Property to Obligor, its successors or assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.


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         2.04 Performance by Collateral Agent. If Obligor shall Default in the payment, performance or observance of any term, covenant or condition of this Instrument, Collateral Agent may, so long as such Default continues, at its option, pay, perform or observe the same, and all payments made or costs or expenses incurred by Collateral Agent in connection therewith, shall be secured hereby and shall be, upon demand, immediately repaid by Obligor to Collateral Agent with interest thereon at the "Default Rate", as defined in the Credit Agreement. Collateral Agent shall be the sole judge of the necessity for any such actions and of the amounts to be paid. Collateral Agent is hereby empowered to enter and to authorize others to enter upon the Land or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Obligor or any person in possession holding under Obligor.

         2.05 Receiver. If an Event of Default shall have occurred and be continuing, Collateral Agent, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right without notice and without regard to the occupancy or value of any security for the Secured Obligations secured hereby or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Property and to collect and apply the rents, issues, profits and revenues thereof. The receiver shall have all of the rights and powers permitted under the laws of the State of North Carolina. Obligor will pay to Collateral Agent upon demand all expenses, including receiver's fees, attorney's fees, costs and agent's compensation, incurred pursuant to the provisions of this Paragraph 2.05; and all such expenses shall be secured by this Instrument.

         2.06 Foreclosure. If an Event of Default shall have occurred, Trustee shall, upon being so requested to do by Collateral Agent, sell any or all of the Property at public auction for cash, on the Property or at the courthouse door in the county in which the Property is located, having first given notice of the time and place of such sale in accordance with the statute in such case provided, and convey the Property so sold to the purchaser in fee. Out of the proceeds of said sale, Trustee shall pay all costs, charges, expenses, commissions, unpaid taxes, and fees of advertising, selling and conveying the Property and such other assessments, insurance or other fees or costs as may have been incurred; a commission based on Trustee's usual hourly rates for services rendered based on time actually incurred, which amount shall not exceed two percent (2%) of the outstanding Secured Obligations, to Trustee, or his successor, in payment of his services hereunder and of collecting the monies secured by this Instrument; a sum sufficient to pay the entire balance owing on the Secured Obligations; and the surplus, if any, to Obligor or the person entitled thereto.

         2.07 Purchase by Collateral Agent. Upon any foreclosure sale, Collateral Agent, on behalf of the Lenders, may bid for and purchase the Property and shall be entitled to apply all or any part of the Secured Obligations secured hereby as a credit to the purchase price.

         2.08 Application of Proceeds of Sale. In the event of a foreclosure sale of the Property, the proceeds of said sale which is payable on the principal balance of the Secured Obligations and applicable interest shall be applied as provided in the Intercreditor Agreement.

         2.09 Obligor as Tenant Holding Over. In the event of any such foreclosure sale by Collateral Agent, Obligor shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at

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such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

         2.10 Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Obligor agrees to the full extent permitted by law, that in case of a Default or Event of Default on the part of Obligor hereunder, neither Obligor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Instrument, or the absolute sale of the Property, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Obligor, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprised in the security intended to be created hereby marshaled upon any foreclosure of the lien hereof.

         2.11 Waiver of Homestead. Obligor hereby waives and renounces all homestead and exemption rights provided for by the Constitution and the laws of the United States and of any state, in and to the Property as against the collection of the Secured Obligations, or any part hereof.

         2.12 Leases. Trustee, at the option of Collateral Agent, is authorized to foreclose this Instrument subject to the rights of any tenants of the Property, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Obligor, a defense to any proceedings instituted by Collateral Agent to collect the sums secured hereby.

         2.13 Discontinuance of Proceedings and Restoration of the Parties. In case Trustee or Collateral Agent shall have proceeded to enforce any right, power or remedy under this Instrument by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Collateral Agent, then and in every such case Obligor and Collateral Agent shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Collateral Agent shall continue as if no such proceeding had been taken.

         2.14 Remedies Cumulative. No right, power or remedy conferred upon or reserved to Collateral Agent by this Instrument is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

         2.15 Waiver.

                  (a) No delay or omission of Collateral Agent or of any Lender to exercise any right, power or remedy accruing upon any Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Default, or acquiescence therein; and every right, power and remedy given by this Instrument to Collateral Agent may be exercised from time to time and as often as may be deemed

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

         expedient by Collateral Agent. No consent or waiver, expressed or implied, by Collateral Agent to or of any breach or Default by Obligor in the performance of the obligations thereof hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or Default in the performance of the same or any other obligations of Obligor hereunder. Failure on the part of Lenders to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by any Lender of its rights hereunder or impair any rights, powers or remedies consequent on any breach or Default by Obligor.

                  (b) If Lenders (i) grant forbearance or an extension of time for the payment of any sums secured hereby; (ii) take other or additional security for the payment of any sums secured hereby; (iii) waive or do not exercise any right granted herein or in the Notes, the Note Purchase Agreements, the Credit Agreement or any other "Security Documents", as defined in the Credit Agreement; (iv) release any part of the Property from the lien of this Instrument or otherwise changes any of the terms, covenants, conditions or agreements of the Note or this Instrument; (v) consent to the filing of any map, plat or replat affecting the Property; (vi) consent to the granting of any easement or other right affecting the Property; or (vii) make or consent to any agreement subordinating the lien hereof, any such act or omission shall not release, discharge, modify, change or affect the original liability under the Notes, the Note Purchase Agreements, the Credit Agreement, this Instrument or any other obligation of Obligor or any subsequent purchaser of the Property or any part thereof, or any maker, co-signer, endorser, surety or guarantor; nor shall any such act or omission preclude Collateral Agent from exercising any right, power or privilege herein granted or intended to be granted in the event of any Default then made or of any subsequent Default; nor, except as otherwise expressly provided in an instrument or instruments executed by Collateral Agent, shall the lien of this Instrument be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Property, Collateral Agent, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Property or the Secured Obligations secured hereby, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

         2.16 Suits to Protect the Property. Collateral Agent shall have power
(a) to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Property by any acts which may be unlawful or in violation of this Instrument, (b) to preserve or protect its interest in the Property and in the rents, issues, profits and revenues arising therefrom, and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of Lenders.

         2.17 Collateral Agent May File Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Obligor, its creditors or its property, Collateral Agent, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable

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in order to have the claims of Collateral Agent allowed in such proceedings for the entire amount due and payable by Obligor under this Instrument at the date of the institution of such proceedings and for any additional amount which may become due and payable by Obligor hereunder after such date.

         2.18 WAIVER OF OBLIGOR'S RIGHTS. BY EXECUTION OF THIS INSTRUMENT AND BY INITIALING THIS PARAGRAPH 2.18, OBLIGOR EXPRESSLY: (A) ACKNOWLEDGES THE RIGHT OF COLLATERAL AGENT AND/OR LENDERS TO ACCELERATE THE SECURED OBLIGATIONS SUBJECT TO THE TERMS OF THIS INSTRUMENT; (B) WAIVES ANY AND ALL RIGHTS WHICH OBLIGOR MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES (INCLUDING, WITHOUT LIMITATION, THE FIFTH AND FOURTEENTH AMENDMENTS THEREOF), THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY COLLATERAL AGENT OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO COLLATERAL AGENT, EXCEPT SUCH NOTICE (IF
ANY) AS IS SPECIFICALLY REQUIRED TO BE PROVIDED IN THIS INSTRUMENT; (C) ACKNOWLEDGES THAT OBLIGOR HAS READ THIS INSTRUMENT AND ANY AND ALL QUESTIONS REGARDING THE LEGAL EFFECT OF THIS INSTRUMENT AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO OBLIGOR AND OBLIGOR HAS CONSULTED WITH COUNSEL OF OBLIGOR'S CHOICE PRIOR TO EXECUTING THIS INSTRUMENT; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF OBLIGOR HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY OBLIGOR AS PART OF A BARGAINED FOR LOAN TRANSACTION.

                              INITIALED BY OBLIGOR:

                                 ---------------

         2.19 Claims Against Collateral Agent and Lenders. No action at law or in equity shall be commenced, or allegation made, or defense raised, by Obligor against Collateral Agent or Lenders for any claim under or related to this Instrument, the Notes, the Note Purchase Agreement, the Credit Agreement or any other instrument, document, transfer, conveyance, assignment or loan agreement given by Obligor with respect to the Secured Obligations secured hereby, or related to the conduct of the parties thereunder, unless written notice of such claim, expressly setting forth the particulars of the claim alleged by Obligor, shall have been given to Collateral Agent within sixty (60) days from and after the initial awareness of Obligor of the event, omission or circumstances forming the basis of Obligor for such claim. Any failure by Obligor to timely provide such written notice to Collateral Agent shall constitute a waiver by Obligor of such claim.

         2.20 Application of Monies by Collateral Agent.

                  (a) Upon the occurrence of an Event of Default, Collateral Agent shall be entitled to sue for and to recover judgment against Obligor for the whole amount of the Secured Obligations due and unpaid together with costs and expenses, including without limitation, the reasonable compensation, expenses and disbursements of Collateral

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

         Agent's agents, attorneys and other representatives, either before, after or during the pendency of any proceedings for the enforcement of this Instrument, and the right of Collateral Agent to recover such judgment shall not be affected by any taking possession or foreclosure sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the terms of this Instrument, or the foreclosure of the lien hereof.

                  (b) In case of a foreclosure sale of all or any part of the Property and the application of the proceeds of sale to the payment of the Secured Obligations secured hereby, Collateral Agent shall be entitled to enforce payment from Obligor of all Secured Obligations then remaining due and unpaid and to recover judgment against Obligor for any portion thereof remaining unpaid, with interest.

                  (c) Obligor hereby agrees, to the extent permitted by law, that no recovery of any such judgment by Collateral Agent and no attachment or levy of any execution upon any of the Property or any other property shall in any way affect the lien of this Instrument upon the Property or any part thereof or any lien, rights, powers or remedies of Collateral Agent hereunder, but such lien, rights, powers and remedies shall continue unimpaired as before.

                  (d) Any monies collected or received by Collateral Agent under this Paragraph 2.20 shall be applied as provided in the Intercreditor Agreement.

                  (e) The provisions of this paragraph shall not be deemed to limit or otherwise modify the provisions of any guaranty of the Secured Obligations of Obligor to Collateral Agent and Lenders.

                                    ARTICLE 3

         3.01 Indemnification of Trustee. Except for gross negligence or willful misconduct, Trustee shall not be liable for any act or omission or error of judgment. Trustee may rely on any document believed by it in good faith to be genuine. All money received by Trustee shall, until used or applied as herein provided, be held in trust, but need not be segregated (except to the extent required by law), and Trustee shall not be liable for interest thereon. Obligor shall protect, indemnify and hold harmless Trustee against all liability and expenses which Trustee may incur in the performance of its duties hereunder.

         3.02 Substitution of Trustee. Trustee may resign by an instrument in writing addressed to Collateral Agent, or Trustee may be removed at any time with or without cause by an instrument in writing in recordable form executed by Collateral Agent. In case of the death, resignation, removal or disqualification of Trustee or if for any reason Collateral Agent shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named Trustee or any substitute or successor trustee, then Collateral Agent shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by Collateral Agent and the proper recording of that instrument in the Public Registry of the county in which the Property is located, and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the Secured Obligations has been paid in full, or until the Property is sold hereunder. In

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the event the Secured Obligations is owed by more than one person or entity, the holder or holders of not less than a majority of the amount of such Secured Obligations shall have the right and authority to make the appointment of a successor or substitute trustee provided for in the preceding sentence. Such appointment and designation by Collateral Agent shall be full evidence of the right and authority to make the same and of all facts therein recited. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Property shall vest in the named successor or substitute trustee and he shall thereupon succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon Trustee; but nevertheless, upon the written request of Collateral Agent or of the successor or substitute trustee the trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute trustee all of the estate and title in the Property of the trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon Trustee, and shall duly assign, transfer and deliver any of the properties and money held by said Trustee hereunder to said successor or substitute trustee. All references herein to Trustee shall be deemed to refer to the trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder. Obligor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof.

         3.03 Actions By Trustee. At any time, or from time to time, without liability therefor and without notice, upon written request of Collateral Agent and presentation of this Instrument and the Notes for endorsement, and without affecting the personal liability of any person for payment of the Secured Obligations or the effect of this Instrument upon the remainder of the Property, Trustee may take such actions as Collateral Agent may request and which are permitted by this Instrument or by applicable law.

                                    ARTICLE 4
                                    ---------

         4.01 Successors and Assigns. This Instrument shall inure to the benefit of and be binding upon Obligor, Trustee, Collateral Agent and their respective heirs, executors, legal representatives, successors and assigns. Whenever a reference is made in this Instrument to Obligor, Trustee or Collateral Agent such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and assigns of Obligor, Trustee or Collateral Agent.

         4.02 Terminology. All personal pronouns used in this Instrument whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles and Articles are for convenience only and neither limit nor amplify the provisions of this Instrument itself, and all references herein to Articles, Paragraphs or subparagraphs thereof, shall refer to the corresponding Articles, Paragraphs or subparagraphs thereof, of this Instrument unless specific reference is made to such Articles, Paragraphs or subparagraphs thereof of another document or instrument.

         4.03 Severability. If any provision of this Instrument or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Instrument and the

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

application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         4.04 Applicable Law. The rights and obligations of the parties under this Instrument shall be governed by and construed and interpreted in accordance with the internal law of the State of New York without giving effect to the conflicts of law rules and principles of such state; provided, however, that notwithstanding the foregoing, the parties agree that:

                  (a) The procedures governing the enforcement by Collateral Agent of provisional remedies against Obligor directly relating to the real property encumbered hereby shall be governed by the laws of the State of North Carolina; and

                  (b) North Carolina law shall apply to the extent, but only to the extent, necessary in order to create, to perfect and to foreclose the security interests and liens created hereby; provided, however, that nothing in this paragraph shall in any event be construed to provide that the substantive law of the State of North Carolina shall apply to the Secured Obligations, which are and shall continue to be governed by the substantive law of the State of New York.

         4.05 Notices. Except as otherwise provided herein, any notice or other communication required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered the next succeeding Business Day (as defined in the Intercreditor Agreement) after timely delivery to the courier, if sent by overnight courier; at the time delivered by hand, if personally delivered; or when receipt is acknowledged, if (i) telecopied (followed by delivery of written copy thereof sent by overnight courier on the same day as such notice is given), or (ii) sent by registered or certified mail, return receipt requested, addressed to Obligor or Collateral Agent as follows:

         If to Obligor:

                  Guilford Mills, Inc.
                  4925 West Market Street
                  Greensboro, North Carolina  27407
                  Attn:  Terrence E. Geremski
                  Telecopy Number:  (336) 316-4056
                  Telephone Number:  (336) 316-4136

         If to Collateral Agent:

                  Wachovia Bank, N.A.
                  191 Peachtree Street
                  30th Floor
                  Atlanta, Georgia  30303
                  Attn:  Syndications Group
                  Telecopy Number:  (404) 332-1394
                  Telephone Number:  (404) 332-6971

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

         with a copy to:

                  Jones, Day, Reavis & Pogue
                  3500 SunTrust Plaza
                  303 Peachtree Street, Suite 3500
                  Atlanta, Georgia  30308
                  Attn:  Christopher L. Carson, Esq.
                  Telecopy Number:  (404) 581-8868
                  Telephone Number:  (404) 581-8035

or to such other address as any party may designate for itself by like notice.

         4.06 Replacement of Notes. Upon receipt of evidence reasonably satisfactory to Obligor of the loss, theft, destruction or mutilation of the Notes (or any of them), and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Obligor or, in the case of any such mutilation, upon surrender and cancellation of any of the Notes, Obligor will execute and deliver, in lieu thereof, a replacement Note, identical in form and substance to such Note and dated as of the date of such Note and upon such execution and delivery all references in this Instrument to such Note shall be deemed to refer to such replacement Note.

         4.07 Assignment. This Instrument is assignable by Collateral Agent, and any assignment hereof by Collateral Agent shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Collateral Agent.

         4.08 Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Obligor under this Instrument, the Notes, the Note Purchase Agreements, the Credit Agreement and any and all other instruments now or hereafter evidencing, securing or otherwise relating to the Secured Obligations.

         4.09 General Indemnification. Obligor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties (defined below) from and against any and all Losses (defined below) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following, except for those Losses caused by the willful misconduct or gross negligence of any of the Indemnified Parties: (a) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (b) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(c) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (d) any failure of the Property to be in compliance with any applicable laws; or (e) any and all claims and demands whatsoever which may be asserted against any Indemnified Party by reason of any alleged obligations or undertakings on the part of Obligor or any Indemnified Party to perform or discharge any of the terms, covenants, or agreements contained in any lease now or hereafter created upon the Property. Any amounts payable to any Indemnified Parties by reason of the application of this section shall become immediately due and payable. The term

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

"Losses" shall mean any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, expenses, judgments, awards, and amounts paid in settlement of whatever kind or nature (including but not limited to attorneys' fees and other costs of defense). The term "Indemnified Parties" shall mean (a) Collateral Agent and Lenders, (b) the officers, directors, shareholders, partners, members, employees and trustees of any of the foregoing, and (c) the heirs, legal representatives, successors and assigns of each of the foregoing.

         4.10 Entire Agreement. This Instrument and the other Loan Documents and the Senior Notes (as defined in the Credit Agreement) represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Obligor has executed this Instrument under seal, as of the day and year first above written.

                                 GUILFORD MILLS, INC., a Delaware corporation

                                 By:__________________________________________
                                 Printed Name:________________________________
                                 Printed Title:_______________________________


                                 Attest:______________________________________
                                 Printed Name:________________________________
                                 Printed Title:_______________________________

                                                     [CORPORATE SEAL]


STATE OF ______________
COUNTY OF ____________

         I, ______________________, a Notary Public of the State and County aforesaid, certify that _____________________ personally appeared before me this day and acknowledged that ___he is the ___________________ President of Guilford Mills, Inc., a Delaware corporation, and that __he, as such _______________ President being authorized to do so, executed the foregoing on behalf of the corporation.

         Witness my hand and notarial seal this _____ day of _______________, 2000.

                                  ---------------------------------------------
                                  NOTARY PUBLIC

                                  [NOTARIAL SEAL]

                                  My Commission Expires:_______________________

                                   EXHIBIT "A"
                                   -----------

                               DESCRIPTION OF LAND

                                   EXHIBIT "B"
                                   -----------

                             PERMITTED ENCUMBRANCES


         The lien of all taxes and assessments for the year 2000 and subsequent years, not yet due and payable.

         Such title exceptions as may be hereafter agreed to by Collateral Agent in writing.







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

                                                                       EXHIBIT J
                                                                       ---------


                         DOMESTIC STOCK PLEDGE AGREEMENT


         THIS DOMESTIC STOCK PLEDGE AGREEMENT (this "Agreement") dated as of May 26, 2000 by and among GUILFORD MILLS, INC., a Delaware corporation, (the "Company") and each of the undersigned corporations respectively organized under the laws of the states set forth on the signature pages below their names (collectively, the "Pledgor Subsidiaries", which term shall refer to any Domestic Subsidiary of the Company which becomes a Pledgor Subsidiary pursuant to Section 24 hereof and Section 5.21 of the Credit Agreement referred to below; the Company and the Pledgor Subsidiaries being collectively referred to as the "Pledgors" and individually as a "Pledgor") and WACHOVIA BANK, N.A., a national banking association (in its individual capacity, "Wachovia") organized under the laws of the United States of America, as collateral agent (in such capacity, together with its successors and assigns, "Collateral Agent") for itself, and for (i) The Prudential Insurance Company of America, The Variable Annuity Life Insurance Company, American General Annuity Insurance Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company (collectively, together with any other holders of Senior Notes, as defined in and from time to time pursuant to the Note Purchase Agreements, as defined in the Intercreditor Agreement described below, the "Senior Note Holders") and (ii) Wachovia, First Union National Bank, Bank One, N.A. and Branch Banking and Trust Company (collectively, together with any other Banks parties from time to time to the Credit Agreement defined below, the "Banks"; the Senior Note Holders and the Banks being collectively referred to, together with any Cash Management Services Provider (as defined in the Intercreditor Agreement), with respect to Cash Management Services Obligations (as defined in the Intercreditor Agreement), and any Bank providing hedge arrangements giving rise to Hedge Obligations (as defined in the Intercreditor Agreement) as "Secured Parties"), in connection with that certain Intercreditor Agreement by and among the Company, the Collateral Agent and the Secured Parties dated as of May 26, 2000 (as amended or otherwise modified from time to time, the "Intercreditor Agreement").

                              W I T N E S S E T H:

         WHEREAS, the Company, the Banks, Wachovia, as Administrative Agent, First Union National Bank, as Syndication Agent, and Bank One, N.A., as Documentation Agent, have entered into that certain Credit Agreement dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Credit Agreement"; capitalized terms used herein without definition have the meanings set forth in the Credit Agreement), pursuant to which the Banks have agreed, subject to the terms thereof, to make available to the Borrowers certain financial accommodations; and

         WHEREAS, Pursuant to the Intercreditor Agreement, the Secured Parties have agreed that the Secured Obligations shall be equally and ratably secured pursuant to this Agreement and any other Security Documents; the Secured Parties have appointed Wachovia as the Collateral Agent to act on behalf of all Secured Parties regarding the Pledged Collateral, all as more fully provided in the Intercreditor Agreement; and the Secured Parties have entered into the

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

Intercreditor Agreement to, among other things, further define the rights, duties, authority and responsibilities of the Collateral Agent and the relationship between the Secured Parties regarding their interests in the Pledged Collateral.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. The Pledge. Each of the Pledgors hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Collateral Agent, and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of each Pledgor's right, title and interest in, to and under the following (collectively, the "Pledged Collateral"): (a) all of the shares of common stock, equity interests and other securities (collectively, "Securities") of the respective Domestic Subsidiaries held by such Pledgor as set forth on Exhibit A attached hereto (collectively, the "Issuers"); (b) any additional Securities of any of the Issuers as may from time to time be issued to the respective Pledgor or otherwise acquired by such Pledgor; (c) any additional Securities of the Issuer as may hereafter at any time be delivered to the Collateral Agent by or on behalf of the Pledgor; (d) any cash or additional Securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution of, any of the property referred to in any of the immediately preceding clauses (a) through (c); and (e) any and all products and proceeds of any of the foregoing, together with all other rights, titles, interests, powers, privileges and preferences pertaining to said property.

         Section 2. Obligations Secured. This Agreement is made, and the security interest created hereby is granted to the Collateral Agent, to secure the prompt performance and payment in full of the Secured Obligations.

         Section 3. Representations and Warranties. Each of the Pledgors, jointly and severally, hereby represents and warrants to the Collateral Agent as follows:

         (a) Validly Issued, etc. All of the Securities of each Issuer have been validly issued and are fully paid and nonassessable.

         (b) Title and Liens. Each Pledgor is, and, except as permitted by the Credit Agreement, will at all times continue to be, the legal and beneficial owner of the applicable Pledged Collateral and none of the Pledged Collateral is subject to any Lien, except for the Lien granted hereby.

         (c) Name; Chief Executive Office; Taxpayer ID Number. The correct corporate name of each Pledgor, the chief executive office and principal place of business of each Pledgor, the location of each Pledgor's books and records relating to the respective Pledged Collateral, and the Federal Identification number of each Pledgor is set forth on Exhibit B attached hereto. None of the Pledgors has any offices or places of business other than as set forth on Exhibit B.

         (d) Authority, etc. Each of the Pledgors (i) has the power and authority to pledge the Pledged Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all persons.

         (e) No Approval. No consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledges effected hereby.

         (f) Outstanding Shares. The Securities pledged by each of the Pledgors hereunder constitute all of the issued and outstanding Shares of the respective Domestic Subsidiary owned by each of the Pledgors.

         Section 4. Covenants. Each of the Pledgors hereby unconditionally covenants and agrees as follows:

         (a) No Liens; No Sale of Pledged Collateral. None of the Pledgors will create, assume, incur or permit or suffer to exist or to be created, assumed or incurred, any Lien on any of the Securities, and will not, except as permitted by the Credit Agreement, without the prior written consent of the Collateral Agent (which consent shall not be unreasonably withheld), sell, lease, assign, transfer or otherwise dispose of all or any portion of the Securities (or any interest therein).

         (b) Change of Locations, Name, Etc. Without giving the Collateral Agent 30 days prior written notice, none of the Pledgors will (i) change such Pledgor's chief executive office, principal place of business, or the location of its books and records relating to any of the Pledged Collateral or (ii) change such Pledgor's name, identity or structure.

         Section 5. Additional Shares.

         (a) During the period this Agreement is in effect, without the consent of the Collateral Agent, none of the Pledgors shall permit any of the Issuers to issue any additional shares of capital stock or other equity securities or interests, unless such additional shares have been delivered and pledged to the Collateral Agent. Further, without the consent of the Collateral Agent, none of the Pledgors shall permit any of the Issuers to amend or modify its respective articles or certificate of incorporation in a manner which would materially adversely affect the voting, liquidation, preference or other rights of a holder of the shares of stock pledged hereunder.

         (b) Each of the Pledgors agrees that, until this Agreement has terminated in accordance with its terms, any additional Securities of any of the Issuers at any time issued to any of the Pledgors or otherwise acquired by any of the Pledgors shall be promptly delivered or otherwise transferred to the Collateral Agent as additional Pledged Collateral and shall be subject to the Lien of, and the terms and conditions of, this Agreement.

         Section 6. Registration in Nominee Name, Denominations. The Collateral Agent shall have the right (in its sole and absolute discretion) to hold the Pledged Collateral in its own name as pledgee, the name of its nominee (as Collateral Agent or as sub-agent) or the name of the applicable Pledgor, endorsed or assigned in blank pursuant to a separate blank stock power or in favor of the Collateral Agent or (where applicable) registered in the name of the Collateral Agent in the relevant stock registry. Each of the Pledgors will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Collateral registered in the name of such Pledgor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Collateral for certificates of smaller or larger numbers of shares for any purpose consistent with this Agreement.

         Section 7. Voting Rights; Dividends, etc. So long as no Event of Default shall have occurred and be continuing, with respect to any Securities:

         (a) each of the Pledgors shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms and conditions of this Agreement or any agreement giving rise to or otherwise relating to any of the Secured Obligations; provided, however, that none of the Pledgors shall exercise, or refrain from exercising, any such right or power if any such action would have a materially adverse effect on the value of such Pledged Collateral in the reasonable judgment of the Collateral Agent;

         (b) each of the Pledgors shall be entitled to retain and use any and all cash dividends, interest and principal paid on the Pledged Collateral, but any and all stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of Pledged Collateral, whether resulting from a subdivision, combination or reclassification of outstanding Securities of any of the Issuers which are pledged hereunder or received in exchange for the respective Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, of any of the Issuers, or otherwise, shall be and become part of the Pledged Collateral pledged hereunder and, if received by any of the Pledgors, shall forthwith be delivered to the Collateral Agent to be held as collateral subject to the terms and conditions of this Agreement.

         (c) The Collateral Agent agrees to execute and deliver to each of the Pledgors, or cause to be executed and delivered to each of the Pledgors, as appropriate, at the sole cost and expense of such Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers which such Pledgor is entitled to exercise pursuant to clause (a) above and/or to receive the dividends which such Pledgor is authorized to retain pursuant to subsection (b) above.

         (d) Upon the occurrence and during the continuance of an Event of Default, all rights of each the Pledgors to exercise the voting and/or consensual rights and powers which such Pledgor is entitled to exercise pursuant to subsection (a) above and/or to receive the dividends, interest and principal that such Pledgor is authorized to receive and retain pursuant to subsection (b) above shall cease, and all such rights thereupon shall become immediately vested in the Collateral Agent, which shall have, to the extent permitted by law, the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers which each of the Pledgors shall otherwise be entitled to exercise pursuant to subsection (a) above and/or to receive and retain the dividends which each of the Pledgors shall otherwise be authorized to retain pursuant to subsection (b) above. Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this subsection (b) shall be retained by the Collateral Agent as additional collateral hereunder and shall be applied in accordance with the provisions of
Section 10. If any of the Pledgors shall receive any dividends or other property which it is not entitled to receive under this Section, such Pledgor shall hold the same in trust for the Collateral Agent, without commingling the same with other funds or property of or held by such Pledgor, and shall promptly deliver the same to the Collateral Agent upon receipt by such Pledgor in the identical form received, together with any necessary endorsements.

         Section 8. Event of Default Defined. For purposes of this Agreement, "Event of Default" shall mean:

         (a) any of the Pledgors shall fail to observe or perform any covenant or agreement contained in Sections 4(a), 5, or 7(b) hereof;

         (b) any of Pledgors shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by the immediately preceding subsection (a)) for a period of 30 days after written notice thereof has been given to such Pledgor by the Collateral Agent; and

         (c) an Event of Default under and as defined in each of the Credit Agreement and the Intercreditor Agreement shall occur and be continuing.

         Section 9. Remedies upon Default.

         (a) In addition to any right or remedy that the Collateral Agent may have under the Intercreditor Agreement, the Credit Agreement, the other Loan Documents or otherwise under applicable law, if an Event of Default shall have occurred and be continuing, the Collateral Agent may exercise any and all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction (the "Code") and may otherwise sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral at a public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Collateral Agent in its discretion shall deem appropriate. The Collateral Agent shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account in compliance with the Securities Act and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each purchaser at any sale of Pledged Collateral shall take and hold the property sold absolutely free from any claim or right on the part of any of the Pledgors, and each of the Pledgors hereby waives (to the fullest extent permitted by applicable law) all rights of redemption, stay and/or appraisal which any of the Pledgors now has or may at any time in the future have under any applicable law now existing or hereafter enacted. Each of the Pledgors agrees that, to the extent notice of sale shall be required by applicable law, at least ten days' prior written notice to the applicable Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. Such notice, in case of public sale, shall state the time and place for such

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

sale, and, in the case of sale on a securities exchange, shall state the exchange on which such sale is to be made and the day on which the respective Pledged Collateral, or portion thereof, will first be offered for sale at such exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and shall state in the notice or publication (if any) of such sale. At any such sale, the applicable Pledged Collateral, or portion thereof to be sold, may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine in its sole and absolute discretion. The Collateral Agent shall not be obligated to make any sale of any of the Pledged Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Pledged Collateral may have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability to any of the Pledgors in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any public sale made pursuant to this Agreement, the Collateral Agent or any Secured Party (in accordance with Section 8 of the Intercreditor Agreement), to the extent permitted by applicable law, may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of any of the Pledgors (all said rights being also hereby waived and released to the extent permitted by applicable law), any part of or all the Pledged Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to the Collateral Agent from any of the Pledgors as a credit against the purchase price, and the Collateral Agent may, upon compliance with the terms of sale and to the extent permitted by applicable law, hold, retain and dispose of such property without further accountability to any of the Pledgors therefor. For purposes hereof, a written agreement to purchase all or any part of the Pledged Collateral shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and none of the Pledgors shall be entitled to the return of any Pledged Collateral subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default may have been remedied or the Secured Obligations may have been paid in full as herein provided. Each of the Pledgors hereby waives any right to require any marshaling of assets and any similar right.

         (b) In addition to exercising the power of sale herein conferred upon it, the Collateral Agent shall also have the option to proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Pledged Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

         (c) In addition to the foregoing, the Collateral Agent shall have all other rights, powers and remedies which are available to it under any applicable laws.

         (d) The rights and remedies of the Collateral Agent under this Agreement are cumulative and not exclusive of any rights or remedies which it would otherwise have.

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


         Section 10. Application of Proceeds of Sale and Cash. The Company agrees to pay to the Collateral Agent all Enforcement Costs paid or incurred by the Collateral Agent. This agreement in this Section 10 shall survive the termination of this Agreement and the Lien on the Pledged Collateral. All Enforcement Costs, together with interest thereon from the date of any demand therefor until paid in full at a per annum rate of interest equal at all times to the Default Rate, shall be paid by the Company to the Collateral Agent whenever demanded by the Collateral Agent.

         Any proceeds of the collection of the sale or other disposition of the Collateral will be applied by the Collateral Agent in accordance with the terms of Section 12 of the Intercreditor Agreement. If the sale or other disposition of the Collateral fails to satisfy all of the Secured Obligations, the Debtors shall remain liable to the Collateral Agent and the Secured Parties for any deficiency. Any surplus from the sale or disposition of the Pledged Collateral shall be paid to the respective Debtor or to any other party entitled thereto or shall otherwise be paid over in a manner permitted by law after payment in full of all Secured Obligations and the Enforcement Costs related to any such payment.

         As used herein, the term "Enforcement Costs" means all reasonable expenses, charges, costs and fees whatsoever (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Collateral Agent in connection with (a) the collection or enforcement of any or all of the Secured Obligations or this Agreement (including, without limitation, reasonable attorneys fees incurred prior to the institution of any suit or other proceeding), (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, (c) the monitoring, inspection, administration, processing, servicing of any or all of the Secured Obligations and/or the Collateral, (d) the preparation of this Agreement, the Security Documents, and the preparation and review of lien and record searches, reports, certificates, and/or other documents or information relating from time to time to the taking, perfection, inspection, preservation, protection and/or release of a Lien on the Collateral, the value of the Collateral, or otherwise relating to the Collateral Agent's or any Secured Party's rights, powers and remedies under this Agreement or with respect to the Collateral, and (e) all filing and/or recording taxes or fees and all stamp and other similar taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement and any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees, the Pledgors hereby agreeing to indemnify and save the Collateral Agent and the Secured Parties harmless from and against such liabilities

         Section 11. Collateral Agent Appointed Attorney-in-Fact. From and after the occurrence and during the existence of an Event of Default, each of the Pledgors hereby constitutes and appoints the Collateral Agent as the attorney-in-fact of each Pledgor with full power of substitution either in the Collateral Agent's name or in the name of each of the Pledgors to do any of the following with respect to any Securities and the related Pledged Collateral: (a) to perform any obligation of any of the Pledgors hereunder in such Pledgor's name or otherwise; (b) to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral; (c) to prepare, execute, file, record or deliver notices, assignments, financing statements, continuation statements, applications for registration or like papers to perfect, preserve or release the

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

Collateral Agent's security interest in the Pledged Collateral or any of the documents, instruments, certificates and agreements described in Section 13(b);
(d) to verify facts concerning the Pledged Collateral in its own name or a fictitious name; (e) to endorse checks, drafts, orders and other instruments for the payment of money payable to any of the Pledgors, representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same; (f) to exercise all rights, powers and remedies which any of the Pledgors would have, but for this Agreement, under the Pledged Collateral; and (g) to carry out the provisions of this Agreement and to take any action and execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, and to do all acts and things and execute all documents in the name of each of the Pledgors or otherwise, deemed by the Collateral Agent as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder. Nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Collateral Agent or omitted to be taken with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Collateral Agent. The power of attorney granted herein is irrevocable and coupled with an interest.

         Section 12. Reimbursement of Collateral Agent. The Company agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees disbursements and other charges of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or any sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by any of the Pledgors to perform or observe any of the provisions hereof. Any such amounts payable as provided hereunder shall be additional obligations secured hereby and by the other Security Documents.

         Section 13. Further Assurances. Each of the Pledgors shall, at its sole cost and expense, take all action that may be necessary or desirable in the Collateral Agent's sole discretion, so as at all times to maintain the validity, perfection, enforceability and priority of the Collateral Agent's security interest in the Pledged Collateral, or to enable the Collateral Agent to exercise or enforce its rights hereunder, including without limitation (a) delivering to the Collateral Agent, endorsed or accompanied by such instruments of assignment as the Collateral Agent may specify, any and all chattel paper, instruments, letters of credit and all other undertakings of guaranty and documents evidencing or forming a part of the Pledged Collateral and (b) executing and delivering financing statements, pledges, designations, notices and assignments, in each case in form and substance satisfactory to the Collateral Agent, relating to the creation, validity, perfection, priority or continuation of the security interest granted hereunder. Subject to the foregoing, each of the Pledgors agrees to take, and authorizes the Collateral Agent to take on such Pledgor's behalf, any or all of the following actions with respect to any Pledged Collateral as the Collateral Agent shall deem necessary to perfect the security interest and pledge created hereby or to enable the Collateral Agent to enforce its rights and remedies hereunder: (i) to register in the name of the Collateral Agent any Pledged Collateral in certificated or uncertificated form; (ii) to endorse in the name of the Collateral Agent any Pledged Collateral issued in certificated form; and (iii) by book entry or otherwise, identify as belonging to the Collateral Agent a quantity of securities that constitutes all or part of the Pledged Collateral registered in the name of the Collateral Agent. Notwithstanding the foregoing each of the Pledgors agrees that Pledged Collateral which is not in certificated form or is otherwise in book-entry form shall be held for the account of the Collateral Agent. Each of the Pledgors hereby authorizes the Collateral Agent to execute and file in all necessary and appropriate jurisdictions (as determined by the Collateral Agent) one or more financing or continuation statements (or any other document or instrument referred to in the immediately preceding clause (b)) in the name of the applicable Pledgor and to sign such Pledgor's name thereto. Each of the Pledgors authorizes the Collateral Agent to file any such financing statement, document or instrument without the signature of such Pledgor to the extent permitted by applicable law. To the extent permitted by applicable law, a carbon, photographic, xerographic or other reproduction of this Agreement or any financing statement is sufficient as a financing statement. Any property comprising part of the Pledged Collateral required to be delivered to the Collateral Agent pursuant to this Agreement shall be accompanied by proper instruments of assignment duly executed by each of the Pledgors and by such other instruments or documents as the Collateral Agent may reasonably request.

         Section 14. Securities Laws. In view of the position of the Pledgors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar applicable law hereafter enacted analogous in purpose or effect, whether foreign or domestic (such Act and any such similar applicable law as from time to time in effect being called the "Securities Laws") with respect to any disposition of the Pledged Collateral permitted hereunder. Each of the Pledgors understands that compliance with the Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral in accordance with the terms hereof, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral in accordance with the terms hereof under applicable Blue Sky or other state securities laws or similar applicable law analogous in purpose or effect. The Pledgor recognizes that in light of the foregoing restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each of the Pledgors acknowledges and agrees that in light of the foregoing restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, may, in accordance with applicable law, (a) proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) approach and negotiate with a single potential purchaser to effect such sale. Each of the Pledgors acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral in accordance with the terms hereof at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

         Section 15. Indemnification. Each of the Pledgors agrees to indemnify and hold the Collateral Agent and any corporation controlling, controlled by, or under common control with, the Collateral Agent and any officer, attorney, director, shareholder, agent or employee of the Collateral Agent or any such corporation (each an "Indemnified Person"), harmless from and against any claim, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever (collectively, "Losses"), brought against or incurred by an Indemnified Person, in any manner arising out of or, directly or indirectly, related to or connected with this Agreement, including without limitation, the exercise by the Collateral Agent of any of its rights and remedies under this Agreement or any other action taken by the Collateral Agent pursuant to the terms of this Agreement; provided, however, the Pledgor shall not be liable to an Indemnified Person for any Losses to the extent that such Losses result from the gross negligence or willful misconduct of such Indemnified Person. The Pledgor's obligations under this section shall survive the termination of this Agreement and the payment in full of the Secured Obligations.

         Section 16. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until it terminates in accordance with its terms. Each of the Pledgors and the Collateral Agent hereby agree that the security interest created by this Agreement in the Pledged Collateral shall not terminate and shall continue and remain in full force and effect notwithstanding the transfer to any of the Pledgors or any person designated by it of all or any portion of the Pledged Collateral.

         Section 17. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Intercreditor Agreement, the Credit Agreement or any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of the payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Intercreditor Agreement, the Credit Agreement, any other Loan Document, or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the Pledgors in respect of the Secured Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Secured Obligations).

         Section 18. No Waiver. Neither the failure on the part of the Collateral Agent to exercise, nor the delay on its part in exercising any right, power or remedy hereunder, nor any course of dealing between the Collateral Agent and any of the Pledgors shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy hereunder

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

preclude any other or the further exercise thereof or the exercise of any other right, power or remedy.

         Section 19. Notices. Notices, requests and other communications required or permitted hereunder shall be given in accordance with the applicable terms of the Credit Agreement.

         Section 20. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Section 21. Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any of the Pledgors herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 22. Binding Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that none of the Pledgors shall be permitted to assign this Agreement or any interest herein or in the Pledged Collateral, or any part thereof, or any cash or property held by the Collateral Agent as collateral under this Agreement.

         Section 23. Termination. Upon indefeasible payment in full of all of the Bank Obligations, and termination of all Commitments under the Credit Agreement, this Agreement shall terminate. Upon termination of this Agreement in accordance with its terms the Collateral Agent agrees to take such actions as the Company may reasonably request, and at the sole cost and expense of the Company, (a) to return the Pledged Collateral to the applicable Pledgor, and (b) to evidence the termination of this Agreement, including, without limitation, the filing of any releases or any termination statements under the Uniform Commercial Code.

         Section 24. Additional Pledgors; Release of Pledgors. Section 5.21 of the Credit Agreement provides that Domestic Subsidiaries which own or acquire a Domestic Subsidiary and which are not Pledgors must become Pledgors by, among other things, executing and delivering to the Agent a counterpart to this Agreement. Any Domestic Subsidiary which executes and delivers to the Agent a counterpart of this Agreement shall be a Pledgor for all purposes hereunder. Under certain circumstances described in paragraph (b) of Section 5.21 of the Credit Agreement, a Pledgor which is to be sold may obtain from the Collateral Agent a written release from this Agreement pursuant to the provisions of such paragraph and upon obtaining such written release, any such former Pledgor shall no longer be a Pledgor hereunder. Each other Pledgor consents and agrees to any such release and agrees that no such release shall affect its obligations hereunder.

         Section 25. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective only to

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

the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

         Section 26. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

         Section 27. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute but one agreement.

                            [Signatures on Next Page]

         IN WITNESS WHEREOF, each of the Pledgors has executed and delivered this Agreement under seal as of this the date first written above.

                                    GUILFORD MILLS, INC.             (SEAL)



                                    By:
                                       ----------------------------------------
                                         Name:
                                         Title:

                                    GOLD MILLS, INC.                 (SEAL)
                                    a Delaware corporation



                                    By:
                                       ----------------------------------------
                                         Name:
                                         Title:




Agreed to, accepted and acknowledged
as of the date first written above.

WACHOVIA BANK, N.A., as Collateral Agent

By:
   -------------------------------------
   Title:



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


                                    EXHIBIT A
                                    ---------

                               PLEDGED COLLATERAL

PLEDGOR:  GUILFORD MILLS, INC.
          --------------------

ISSUER                                   NO. OF SECURITIES                      CERTIFICATE NOS.
------                                   -----------------                      ----------------
Curtains and Fabrics, Inc.               376                                    A2
Gold Mills, Inc.                         12,250                                 1, 2, 7, 11, 12, 13, 14, 15, 16, 17,
                                                                                18, 22, 23, 28, 31, 32, 33, 34,
Raschel Fashion Interknitting, Ltd.      200                                    1
Mexican Industries of North Carolina,    100                                    1
Inc.
GMI Computer Sales, Inc.                 100                                    1
Guilford Airmont, Inc.                   100                                    1
Guilford Mills (Michigan), Inc.          100                                    1
Advisory Research Services, Inc.         1                                      1
Guilford International, Inc.             1000                                   1
Hofmann Laces, Ltd.                      200                                    1
GFD Services, Inc.                       100                                    1


PLEDGOR:  GOLD MILLS, INC.
          ----------------

ISSUER                                   NO. OF SECURITIES                      CERTIFICATES NOS.
------                                   -----------------                      -----------------
Gold Mills Farms, Inc.                   200                                    2


                                    EXHIBIT B
                                    ---------

                                    PLEDGORS



Guilford Mills, Inc.
4925 West Market Street
Greensboro, North Carolina 27407
Federal I.D. No. 13-1995928

Gold Mills, Inc.
141 North Wideawake Street
Pine Grove, Pennsylvania 17963
13-5572386

                                                                       EXHIBIT K
                                                                       ---------


                                    GUARANTY
                                    --------


                  THIS GUARANTY (this "Guaranty") is made as of May 26, 2000, by each of the undersigned corporations respectively organized under the laws of the states set forth on the signature pages below their names (collectively the "Guarantors", which term shall include any Significant Domestic Subsidiary of Guilford Mills, Inc. which becomes a Guarantor pursuant to Section 16 hereof and
Section 5.21 of the Credit Agreement referred to below), in favor of the Administrative Agent, for the ratable benefit of the Banks, under the Credit Agreement referred to below;

                               W I T N E S S E T H

                  WHEREAS, GUILFORD MILLS, INC., a Delaware corporation (the "Borrower"), and WACHOVIA BANK, N.A., as Administrative Agent (the "Administrative Agent"), First Union National Bank, as Syndication Agent and Bank One, N.A., as Documentation Agent, and certain other Banks from time to time party thereto have entered into a certain Credit Agreement dated as of even date herewith (as it may be amended or modified further from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Borrower which will the benefit the Guarantors;

                  WHEREAS, it is required by Section 3.01(g) of the Credit Agreement, that the Guarantors execute and deliver this Guaranty whereby they Guarantee the payment when due of all principal, interest and other amounts that shall be at any time payable by the Borrower under the Credit Agreement, the Notes and the other Loan Documents; and

                  WHEREAS, in consideration of the financial and other support that the Borrower has provided, and such financial and other support as the Borrower may in the future provide, to the Guarantors, whether directly or indirectly, and in order to induce the Banks and the Administrative Agent to enter into the Credit Agreement, the Guarantors are willing to guarantee the obligations of the Borrower under the Credit Agreement, the Notes, and the other Loan Documents;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

                  SECTION 2. Representations and Warranties. The Guarantors incorporate herein by reference as fully as if set forth herein all of the representations and warranties pertaining to the Guarantors (whether stated in their capacity as Guarantors or as Subsidiaries) contained in Article IV of the Credit Agreement (which representations and warranties shall be deemed to have been renewed by the Guarantors upon each Borrowing under the Credit Agreement).

                  SECTION 3. Covenants. The Guarantors covenant that, so long as any Bank has any Commitment outstanding under the Credit Agreement or any amount payable under the Credit Agreement or any Note shall remain unpaid, the Guarantors will fully comply with those covenants set forth in Article V of the Credit Agreement pertaining to the Guarantors (whether stated in their capacity as Guarantors or as Subsidiaries), and the Guarantors incorporate herein by reference as fully as if set forth herein all of such covenants.

                  SECTION 4. The Guaranty. The Guarantors hereby unconditionally and jointly and severally guarantee the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Borrower pursuant to the Credit Agreement, and the full and punctual payment of all other amounts payable by the Borrower under the Credit Agreement (including, without limitation, all Syndicated Loans and Swing Loans and interest thereon, all Cash Management Services Obligations, all Hedge Obligations and all compensation and indemnification amounts and fees payable pursuant to the Credit Agreement and the Administrative Agent's Letter Agreement (all of the foregoing obligations being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Borrower to pay punctually any such amount, each of the Guarantors agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, the relevant Note or the relevant Loan Document, as the case may be.

                  SECTION 5. Guaranty Unconditional. The obligations of the Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                           (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under the Credit Agreement, any Note, or any other Loan Document, by operation of law or otherwise or any obligation of any other guarantor of any of the Guaranteed Obligations;

                           (ii) any modification or amendment of or supplement to the Credit Agreement, any Note, or any other Loan Document;

                           (iii) any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Borrower under the Credit Agreement, any Note, any Loan Document, or any obligations of any other guarantor of any of the Guaranteed Obligations;

                           (iv) any change in the corporate structure or ownership of the Borrower or corporate structure or ownership of any other Guarantor or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, or any other Guarantor or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any obligation of the Borrower, or any other Guarantor or any other guarantor of any of the Guaranteed Obligations;

                           (v) the existence of any claim, setoff or other rights which the Guarantors may have at any time against the Borrower, any other Guarantor or any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                           (vi) any law, regulation, order, decree or directive (whether or not having the force of law) or any interpretation thereof, now or hereafter in effect in any jurisdiction, that purports to modify any of the terms of or rights of any Bank with respect to any Guaranteed Obligation or under the Credit Agreement or any other Loan Document or this Guaranty, including without limitation any law, regulation, order, decree or directive or interpretation thereof that purports to require or permit the satisfaction of any Guaranteed Obligation other than strictly in accordance with the terms of the Credit Agreement or any other Loan Document (such as by the tender of a currency other than the relevant Foreign Currency) or that restricts the procurement of the Foreign Currency by any Borrower or the Guarantor, or any agreement, whether or not signed by or on behalf of any Bank, in connection with the restructuring or rescheduling of public or private obligations in any Borrower's country, whether or not such agreement is stated to cause or permit the discharge of the Guaranteed Obligations prior to the final payment in full of the Guaranteed Obligations in the relevant Foreign Currency in strict accordance with the Credit Agreement or other Loan Documents;

                           (vii) any invalidity or unenforceability relating to or against the Borrower, or any other Guarantor or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any other Loan Document, or any other Guaranty, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower, or any other Guarantor or any other guarantor of the Guaranteed Obligations, of the principal of or interest on any Note or any other amount payable by the Borrower under the Credit Agreement, the Notes, or any other Loan Document; or

                           (viii) any other act or omission to act or delay of any kind by the Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations, the Administrative Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantors' obligations hereunder.

                  SECTION 6. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. The Guarantors' obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full and the Commitments under the Credit Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under the Credit Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the

Guarantors' obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

                  SECTION 7. Waiver of Notice by the Guarantors. The Guarantors irrevocably waive acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations, or any other Person.

                  SECTION 8. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Principal under the Credit Agreement, any Note or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note or any other Loan Document shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Administrative Agent made at the request of the Required Banks.

                  SECTION 9. Notices. All notices, requests and other communications to any party hereunder shall be given or made by telecopier or other writing and telecopied or mailed or delivered to the intended recipient at its address or telecopier number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Administrative Agent in accordance with the provisions of Section 9.01 of the Credit Agreement. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice, 3 Domestic Business Days after such communication is deposited in the mails with first class postage prepaid, in each case given or addressed as aforesaid.

                  SECTION 10. No Waivers. No failure or delay by the Administrative Agent or any Banks in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, the Notes, and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

                  SECTION 11. Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent and the Banks and their respective successors and assigns and in the event of an assignment of any amounts payable under the Credit Agreement, the Notes, or the other Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty may not be assigned by the Guarantors without the prior written consent of the Administrative Agent and the Required Banks, and shall be binding upon the Guarantors and their respective successors and permitted assigns.

                  SECTION 12. Changes in Writing. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantors and the Administrative Agent, with the consent of the Required Banks.

                  SECTION 13. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA. EACH OF THE GUARANTORS AND THE ADMINISTRATIVE AGENT HEREBY SUBMITS TO THE NONEXCLUSIVE PERSONAL JURISDICTION IN THE STATE OF GEORGIA, THE COURTS THEREOF AND THE UNITED STATES DISTRICT COURTS SITTING THEREIN AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE GUARANTORS IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE GUARANTORS AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  SECTION 14. Taxes, etc. All payments required to be made by the Guarantors hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority pursuant and subject to the provisions of Section 2.11(d) of the Credit Agreement, the terms of which are incorporated herein by reference as to the Guarantors as fully as if set forth herein, and for such purposes, the rights and obligations of the Borrower under such Section shall devolve to the Guarantors as to payments required to be made by the Guarantors hereunder.

                  SECTION 15. Additional Guarantors; Release of Guarantors.
Section 5.21 of the Credit Agreement provides that Significant Subsidiaries which are not Guarantors must become Guarantors, by, among other things, executing and delivering to the Administrative Agent a counterpart of this Guaranty and the Contribution Agreement. Any Significant Domestic Subsidiary which executes and delivers to the Administrative Agent a counterpart of this Guaranty and the Contribution Agreement shall be a Guarantor for all purposes hereunder. Under certain circumstances described in paragraph (b) of Section
5.21 of the Credit Agreement, a Guarantor which is to be sold may obtain from the Administrative Agent a written release from this Guaranty pursuant to the provisions of such paragraph and upon obtaining such written release, any such former Guarantor shall no longer be a Guarantor hereunder. Each other Guarantor consents and agrees to any such release and agrees that no such release shall affect its obligations hereunder.

                  SECTION 16. Failure to Pay in Foreign Currency. If any the Guarantor is unable for any reason to effect payment in a relevant Foreign Currency as required by this Guaranty or if the Guarantor shall default in the Foreign Currency, each Bank may, through the Administrative Agent, require such payment to be made in Dollars in the Dollar Equivalent amount of such payment. In any case in which the Guarantor shall make such payment in Dollars, the Guarantor agrees to hold the Banks harmless from any loss incurred by the Banks arising from any change in the value of Dollars in relation to such Foreign Currency between the date such payment became due and the date of payment thereof.

                  SECTION 17. Judgment Currency. If for the purpose of obtaining judgment in any court or enforcing any such judgment it is necessary to convert any amount due in any Foreign Currency into any other currency, the rate of exchange used shall be the Administrative Agent's spot rate of exchange for the purchase of the Foreign Currency with such other currency at the close of business on the Foreign Currency Business Day preceding the date on which judgment is given or any order for payment is made. The obligation of the Guarantor in respect of any amount due from it hereunder shall, notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due hereunder or under any judgment or order in any other currency or otherwise be discharged only to the extent that on the Foreign Currency Business Day following receipt by the Administrative Agent of any payment in a currency other than the relevant Foreign Currency the Administrative Agent is able (in accordance with normal banking procedures) to purchase the relevant Foreign Currency with such other currency. If the amount of the relevant Foreign Currency that the Administrative Agent is able to purchase with such other currency is less than the amount due in the relevant Foreign Currency, notwithstanding any judgment or order, the Guarantor shall indemnify the Banks for the shortfall.

                  SECTION 18. Subrogation. The Guarantor hereby agrees that it will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, unless and until all of the Guaranteed Obligations shall have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Administrative Agent and the Banks and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed, under seal, by its respective authorized officer as of the date first above written.

                              GOLD MILLS, a Delaware corporation      (SEAL)

                              By:
                                 ----------------------------------------------
                                    Title:
                                          -------------------------------------

                              Address: c/o Guilford Mills, Inc.
                              4925 West Market Street
                              Greensboro, NC 27407
                              Attention: Terrence E. Geremski
                              Telecopier number: 336-316-4056
                              Confirmation number: 336-316-4136

                              RASCHEL FASHION INTERKNITTING, LTD.,
                               a New York corporation                 (SEAL)



                              By:
                                 ----------------------------------------------
                                    Title:
                                          -------------------------------------

                              Address: c/o Guilford Mills, Inc.
                              4925 West Market Street
                              Greensboro, NC 27407
                              Attention: Terrence E. Geremski
                              Telecopier number: 336-316-4056
                              Confirmation number: 336-316-4136

                              CURTAINS AND FABRICS, INC.,
                               a New York corporation                 (SEAL)



                              By:
                                 ----------------------------------------------
                                    Title:
                                          -------------------------------------

                              Address: c/o Guilford Mills, Inc.
                              4925 West Market Street
                              Greensboro, NC 27407
                              Attention: Terrence E. Geremski
                              Telecopier number: 336-316-4056
                              Confirmation number: 336-316-4136

                                                                       EXHIBIT L
                                                                       ---------


                             CONTRIBUTION AGREEMENT


                  THIS CONTRIBUTION AGREEMENT (this "Agreement") is entered into as of May 26, 2000 by and among GUILFORD MILLS, INC. (the "Borrower"), and each of the undersigned corporations respectively organized under the laws of the states set forth on the signature pages below their names (collectively, the "Subsidiary Guarantors", which term shall include any Significant Domestic Subsidiary of the Borrower which becomes a Guarantor pursuant to the last paragraph hereof, Section 15 of the Guaranty referred to below and Section 5.21 of the Credit Agreement referred to below, all of whom collectively are the Subsidiary Guarantors). The Borrower and each of the Subsidiary Guarantors are sometimes hereinafter referred to individually as a "Contributing Party" and collectively as the "Contributing Parties".

                               W I T N E S E T H:

                  WHEREAS, pursuant to that certain Credit Agreement, dated as of even date herewith among the Borrower, the Banks party thereto, Wachovia Bank, N.A., as Administrative Agent, First Union National Bank, as Syndication Agent and Bank One, N.A., as Documentation Agent (such agreement, as the same may from time to time be amended, modified, restated or extended, being hereinafter referred to as the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement), the Banks have agreed to extend financial accommodations to the Borrower;

                  WHEREAS, as a condition, among others, to the willingness of the Administrative Agent and the Banks to enter into the Credit Agreement, they have required that each Subsidiary Guarantor, execute and deliver that certain Guaranty, dated as of even date herewith (such agreement, as the same may from time to time be amended, modified, restated or extended, being hereinafter referred to as the "Guaranty"), pursuant to which, among other things, the Subsidiary Guarantors have jointly and severally agreed to guarantee the "Guaranteed Obligations" (as defined in the Guaranty); and

                  WHEREAS, each Subsidiary Guarantor is a direct or indirect subsidiary of the Borrower and is engaged in businesses related to those of the Borrower and each other Subsidiary Guarantor, and each of the Subsidiary Guarantors will derive direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement;

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce each Subsidiary Guarantor to enter into the Guaranty, it is agreed as follows:

                  To the extent that any Subsidiary Guarantor shall, under the Guaranty, make a payment (a "Subsidiary Guarantor Payment") of a portion of the Guaranteed Obligations, then, without limiting its rights of subrogation against the principal, such Subsidiary Guarantor shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Contributing Parties in an amount, for each such Contributing Party other than the Borrower, equal to a fraction of such Subsidiary Guarantor Payment, the numerator of which fraction is such Contributing Party's Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Contributing Parties.

                  As of any date of determination, the "Allocable Amount" of each Contributing Party shall be equal to the maximum amount of liability which could be asserted against such Contributing Party hereunder with respect to the applicable Subsidiary Guarantor Payment without (i) rendering such Contributing Party "insolvent" within the meaning of Section 101(31) of the Federal Bankruptcy Code (the "Bankruptcy Code") or Section 2 of either the Uniform Fraudulent Transfer Act (the "UFTA") or the Uniform Fraudulent Conveyance Act (the "UFCA"), (ii) leaving such Contributing Party with unreasonably small capital, within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or Section 5 of the UFCA, or (iii) leaving such Contributing Party unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or Section 6 of the UFCA.

                  This Agreement is intended only to define the relative rights of the Contributing Parties, and nothing set forth in this Agreement is intended to or shall impair the obligations of the Subsidiary Guarantors, jointly and severally, to pay any amounts, as and when the same shall become due and payable in accordance with the terms of the Guaranty.

                  The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets in favor of each Subsidiary Guarantor to which such contribution and indemnification is owing.

                  This Agreement shall become effective upon its execution by each of the Contributing Parties and shall continue in full force and effect and may not be terminated or otherwise revoked by any Contributing Party until all of the Guaranteed Obligations shall have been indefeasibly paid in full (in lawful money of the United States of America) and discharged and the Credit Agreement and financing arrangements evidenced and governed by the Credit Agreement shall have been terminated. Each Contributing Party agrees that if, notwithstanding the foregoing, such Contributing Party shall have any right under applicable law to terminate or revoke this Agreement, and such Contributing Party shall attempt to exercise such right, then such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto and signed by such Contributing Party, is actually received by each of the other Contributing Parties and by the Administrative Agent at its notice address set forth in the Credit Agreement. Such notice shall not affect the right or power of any Contributing Party to enforce rights arising prior to receipt of such written notice by each of the other Contributing Parties and the Administrative Agent. If any Bank grants additional loans to the Borrower or takes other action giving rise to additional Guaranteed Obligations after any Contributing Party has exercised any right to terminate or revoke this Agreement but before the Administrative Agent receives such written notice, the rights of each other Contributing Party to contribution and indemnification hereunder in connection with any Subsidiary Guarantor Payments made with respect to such loans or Guaranteed Obligations shall be the same as if such termination or revocation had not occurred.

                  Section 5.21 of the Credit Agreement provides that Significant Subsidiaries must become Guarantors, by, among other things, executing and delivering to the Administrative Agent a counterpart of the Guaranty and of this Contribution Agreement. Any Subsidiary which executes and delivers to the Administrative Agent a counterpart of the Guaranty and of this Contribution Agreement shall be a Subsidiary Guarantor for all purposes hereunder. Under certain circumstances described in paragraph (b) of Section 5.21 of the Credit Agreement, Guarantors which are to be sold may obtain from the Administrative Agent a written release from the Guaranty pursuant to the provisions of such sentence, and upon obtaining such written release, any such former Guarantor shall no longer be a Subsidiary Guarantor or Contributing Party hereunder, and such release shall automatically and without further action constitute a release by each other Contributing Party of all obligations of such Subsidiary hereunder. The Borrower and each other Subsidiary Guarantor consents and agrees to any such release and agrees that no such release shall affect its obligations hereunder, except as to the former Guarantor so released.

                  IN WITNESS WHEREOF, each Contributing Party has executed and delivered this Agreement, under seal, as of the date first above written.

                              GUILFORD MILLS, INC.                       (SEAL)



                              By:
                                 ----------------------------------------------
                                    Title:
                                          -------------------------------------

                              Guilford Mills, Inc.
                              4925 West Market Street
                              Greensboro, NC 27407
                              Attention: Terrence E. Geremski
                              Telecopier number: 910-316-4056
                              Confirmation number: 910-316-4136


                              GOLD MILLS, a Delaware corporation         (SEAL)

                              By:
                                 ----------------------------------------------
                                    Title:
                                          -------------------------------------


                              Address: c/o Guilford Mills, Inc.
                              4925 West Market Street
                              Greensboro, NC 27407
                              Attention: Terrence E. Geremski
                              Telecopier number: 336-316-4056
                              Confirmation number: 336-316-4136

                              RASCHEL FASHION INTERKNITTING, LTD.,
                              a New York corporation                     (SEAL)


                              By:
                                 ----------------------------------------------
                                    Title:
                                          -------------------------------------

                              Address: c/o Guilford Mills, Inc.
                              4925 West Market Street
                              Greensboro, NC 27407
                              Attention: Terrence E. Geremski
                              Telecopier number: 336-316-4056
                              Confirmation number: 336-316-4136



                              CURTAINS AND FABRICS, INC.,
                               a New York corporation                    (SEAL)


                              By:
                                 ----------------------------------------------
                                    Title:
                                          -------------------------------------

                              Address: c/o Guilford Mills, Inc.
                              4925 West Market Street
                              Greensboro, NC 27407
                              Attention: Terrence E. Geremski
                              Telecopier number: 336-316-4056
                              Confirmation number: 336-316-4136

                                                                       EXHIBIT M
                                                                       ---------


                         FOREIGN STOCK PLEDGE AGREEMENT


         THIS FOREIGN STOCK PLEDGE AGREEMENT (this "Agreement") dated as of May 26, 2000 by and between GUILFORD MILLS, INC., a Delaware corporation, (the "Company") and each of the undersigned corporations respectively organized under the laws of the states set forth on the signature pages below their names (collectively, the "Pledgor Subsidiaries", which term shall refer to any Domestic Subsidiary of the Company which becomes a Pledgor Subsidiary pursuant to Section 24 hereof and Section 5.22 of the Credit Agreement referred to below; the Company and the Pledgor Subsidiaries being collectively referred to as the "Pledgors" and individually as a "Pledgor" and WACHOVIA BANK, N.A., a national banking association (in its individual capacity, "Wachovia") organized under the laws of the United States of America, as collateral agent (in such capacity, together with its successors and assigns, "Collateral Agent") for itself, and for (i) The Prudential Insurance Company of America, The Variable Annuity Life Insurance Company, American General Annuity Insurance Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company (collectively, together with any other holders of Senior Notes, as defined below, from time to time pursuant to the Note Purchase Agreements, as defined below, the "Senior Note Holders") and (ii) Wachovia, First Union National Bank, Bank One, N.A. and Branch Banking and Trust Company (collectively, together with any other Banks parties from time to time to the Credit Agreement defined below, the "Banks"; the Senior Note Holders and the Banks being collectively referred to, together with any Cash Management Services Provider, with respect to Cash Management Services Obligations, and any Bank providing hedge arrangements giving rise to Hedge Obligations, as defined in the Intercreditor Agreement, as "Secured Parties"), in connection with that certain Intercreditor Agreement by and among the Company, the Collateral Agent and the Secured Parties dated as of May 26, 2000 (as amended or otherwise modified from time to time, the "Intercreditor Agreement").

                              W I T N E S S E T H:

         WHEREAS, the Company, the Banks, Wachovia, as Administrative Agent, First Union National Bank, as Syndication Agent, and Bank One, N.A., as Documentation Agent, have entered into that certain Credit Agreement dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Credit Agreement"; capitalized terms used herein without definition have the meanings set forth in the Credit Agreement), pursuant to which the Banks have agreed, subject to the terms thereof, to make available to the Borrowers certain financial accommodations; and

         WHEREAS, Pursuant to the Intercreditor Agreement, the Secured Parties have agreed that the Secured Obligations shall be equally and ratably secured pursuant to this Agreement and any other Security Documents; the Secured Parties have appointed Wachovia as the Collateral Agent to act on behalf of all Secured Parties regarding the Pledged Collateral, all as more fully provided in the Intercreditor Agreement; and the Secured Parties have entered into the Intercreditor Agreement to, among other things, further define the rights, duties, authority and responsibilities of the Collateral Agent and the relationship between the Secured Parties regarding their interests in the Pledged Collateral.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. The Pledge. Each of the Pledgors hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Collateral Agent, and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of each Pledgor's right, title and interest in, to and under the following (collectively, the "Pledged Collateral"): (a) all of the shares of common stock, equity interests and other securities (collectively, "Securities") of the respective Significant Direct Foreign Subsidiaries held by such Pledgor as set forth on Exhibit A attached hereto (collectively, the "Issuers"); provided, however, that the Securities pledged pursuant hereto shall not include (i) Securities owned by any of the Pledgors in excess of Securities evidencing 65% of the voting power of each class of capital stock owned by such Pledgor or (ii) to the extent that applicable law requires that the applicable Issuer issue directors' qualifying shares, such qualifying shares; (b) subject to the provisions of Section 5(b) hereof, any additional Securities of any of the Issuers as may from time to time be issued to the respective Pledgor or otherwise acquired by such Pledgor; (c) any additional Securities of the Issuer as may hereafter at any time be delivered to the Collateral Agent by or on behalf of the Pledgor; (d) any cash or additional Securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution of, any of the property referred to in any of the immediately preceding clauses (a) through (c); and (e) any and all products and proceeds of any of the foregoing, together with all other rights, titles, interests, powers, privileges and preferences pertaining to said property.

         Section 2. Obligations Secured. This Agreement is made, and the security interest created hereby is granted to the Collateral Agent, to secure the prompt performance and payment in full of the Secured Obligations.

         Section 3. Representations and Warranties. Each of the Pledgors, jointly and severally, hereby represents and warrants to the Collateral Agent as follows:

         (a) Validly Issued, etc. All of the Securities of each Issuer have been validly issued and are fully paid and nonassessable.

         (b) Title and Liens. Each Pledgor is, and, except as permitted by the Credit Agreement, will at all times continue to be, the legal and beneficial owner of the applicable Pledged Collateral and none of the Pledged Collateral is subject to any Lien, except for the Lien granted hereby.

         (c) Name; Chief Executive Office; Taxpayer ID Number. The correct corporate name of each Pledgor, the chief executive office and principal place of business of each Pledgor, the location of each Pledgor's books and records relating to the respective Pledged Collateral, and the Federal Identification number of each Pledgor is set forth on Exhibit B attached hereto. None of the Pledgors has any offices or places of business other than as set forth on Exhibit B.

         (d) Authority, etc. Each of the Pledgors (i) has the power and authority to pledge the Pledged Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all persons.

         (e) No Approval. No consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledges effected hereby.

         (f) Outstanding Shares. The Securities pledged by each of the Pledgors hereunder constitute 65% of the issued and outstanding Shares of the respective Significant Direct Foreign Subsidiary owned by each of the Pledgors.

         Section 4. Covenants. Each of the Pledgors hereby unconditionally covenants and agrees as follows:

         (a) No Liens; No Sale of Pledged Collateral. None of the Pledgors will create, assume, incur or permit or suffer to exist or to be created, assumed or incurred, any Lien on any of the Securities, and will not, except as otherwise permitted by the Credit Agreement, without the prior written consent of the Collateral Agent (which consent shall not be unreasonably withheld), sell, lease, assign, transfer or otherwise dispose of all or any portion of the Securities (or any interest therein).

         (b) Change of Locations, Name, Etc. Without giving the Collateral Agent 30 days prior written notice, none of the Pledgors will (i) change such Pledgor's chief executive office, principal place of business, or the location of its books and records relating to any of the Pledged Collateral or (ii) change such Pledgor's name, identity or structure.

         Section 5. Additional Shares.

         (a) During the period this Agreement is in effect, without the consent of the Collateral Agent, none of the Pledgors shall permit any of the Issuers to issue any additional shares of capital stock or other equity securities or interests, unless such additional shares have been delivered and pledged to the Collateral Agent. Further, without the consent of the Collateral Agent, none of the Pledgors shall permit any of the Issuers to amend or modify its respective articles or certificate of incorporation (or other analogous organizational document) in a manner which would materially adversely affect the voting, liquidation, preference or other rights of a holder of the shares of stock pledged hereunder.

         (b) Each of the Pledgors agrees that, until this Agreement has terminated in accordance with its terms, any additional Securities of any of the Issuers at any time issued to any of the Pledgors or otherwise acquired by any of the Pledgors shall be promptly delivered or otherwise transferred to the Collateral Agent as additional Pledged Collateral and shall be subject to the Lien of, and the terms and conditions of, this Agreement; provided that if compliance with this Section 5(b) would result in more than 65% of the voting power of any class of such capital stock of an Issuer being included in the Pledged Collateral, the Pledgor shall pledge only such portion of such capital stock as shall result in 65% of the voting power of such class of capital stock owned by the Pledgor being included in the Pledged Collateral.

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         Section 6. Registration in Nominee Name, Denominations. The Collateral
Agent shall have the right (in its sole and absolute discretion) to hold the Pledged Collateral in its own name as pledgee, the name of its nominee (as Collateral Agent or as sub-agent) or the name of the applicable Pledgor, endorsed or assigned in blank pursuant to a separate blank stock power or in favor of the Collateral Agent or (where applicable) registered in the name of the Collateral Agent in the relevant stock registry. Each of the Pledgors will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Collateral registered in the name of such Pledgor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Collateral for certificates of smaller or larger numbers of shares for any purpose consistent with this Agreement.

         Section 7. Voting Rights; Dividends, etc. So long as no Event of Default shall have occurred and be continuing, with respect to any Securities:

         (a) each of the Pledgors shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms and conditions of this Agreement or any agreement giving rise to or otherwise relating to any of the Secured Obligations; provided, however, that none of the Pledgors shall exercise, or refrain from exercising, any such right or power if any such action would have a materially adverse effect on the value of such Pledged Collateral in the reasonable judgment of the Collateral Agent;

         (b) each of the Pledgors shall be entitled to retain and use any and all cash dividends, interest and principal paid on the Pledged Collateral, but any and all stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of Pledged Collateral, whether resulting from a subdivision, combination or reclassification of outstanding Securities of any of the Issuers which are pledged hereunder or received in exchange for the respective Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, of any of the Issuers, or otherwise, shall be and become part of the Pledged Collateral pledged hereunder and, if received by any of the Pledgors, shall forthwith be delivered to the Collateral Agent to be held as collateral subject to the terms and conditions of this Agreement.

         (c) The Collateral Agent agrees to execute and deliver to each of the Pledgors, or cause to be executed and delivered to each of the Pledgors, as appropriate, at the sole cost and expense of such Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers which such Pledgor is entitled to exercise pursuant to clause (a) above and/or to receive the dividends which such Pledgor is authorized to retain pursuant to subsection (b) above.

         (d) Upon the occurrence and during the continuance of an Event of Default, all rights of each the Pledgors to exercise the voting and/or consensual rights and powers which such Pledgor is entitled to exercise pursuant to subsection (a) above and/or to receive the dividends, interest and principal that such Pledgor is authorized to receive and retain pursuant to subsection (b) above shall cease, and all such rights thereupon shall become immediately vested

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in the Collateral Agent, which shall have, to the extent permitted by law, the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers which each of the Pledgors shall otherwise be entitled to exercise pursuant to subsection (a) above and/or to receive and retain the dividends which each of the Pledgors shall otherwise be authorized to retain pursuant to subsection (b) above. Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this subsection (b) shall be retained by the Collateral Agent as additional collateral hereunder and shall be applied in accordance with the provisions of
Section 10. If any of the Pledgors shall receive any dividends or other property which it is not entitled to receive under this Section, such Pledgor shall hold the same in trust for the Collateral Agent, without commingling the same with other funds or property of or held by such Pledgor, and shall promptly deliver the same to the Collateral Agent upon receipt by such Pledgor in the identical form received, together with any necessary endorsements.

         Section 8. Event of Default Defined. For purposes of this Agreement, "Event of Default" shall mean:

         (a) any of the Pledgors shall fail to observe or perform any covenant or agreement contained in Sections 4(a), 5, or 7(b) hereof;

         (b) any of Pledgors shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by the immediately preceding subsection (a)) for a period of 30 days after written notice thereof has been given to such Pledgor by the Collateral Agent; and

         (c) an Event of Default under and as defined in each of the Credit Agreement and the Intercreditor Agreement shall occur and be continuing.

         Section 9. Remedies upon Default.

         (a) In addition to any right or remedy that the Collateral Agent may have under the Intercreditor Agreement, the Credit Agreement, the other Loan Documents or otherwise under applicable law, if an Event of Default shall have occurred and be continuing, the Collateral Agent may exercise any and all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction (the "Code") and may otherwise sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral at a public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Collateral Agent in its discretion shall deem appropriate. The Collateral Agent shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account in compliance with the Securities Act and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each purchaser at any sale of Pledged Collateral shall take and hold the property sold absolutely free from any claim or right on the part of any of the Pledgors, and each of the Pledgors hereby waives (to the fullest extent permitted by applicable law) all rights of redemption, stay and/or appraisal which any of the


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Pledgors now has or may at any time in the future have under any applicable law now existing or hereafter enacted. Each of the Pledgors agrees that, to the extent notice of sale shall be required by applicable law, at least ten days' prior written notice to the applicable Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. Such notice, in case of public sale, shall state the time and place for such sale, and, in the case of sale on a securities exchange, shall state the exchange on which such sale is to be made and the day on which the respective Pledged Collateral, or portion thereof, will first be offered for sale at such exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and shall state in the notice or publication (if any) of such sale. At any such sale, the applicable Pledged Collateral, or portion thereof to be sold, may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine in its sole and absolute discretion. The Collateral Agent shall not be obligated to make any sale of any of the Pledged Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Pledged Collateral may have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability to any of the Pledgors in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any public sale made pursuant to this Agreement, the Collateral Agent or any Secured Party (in accordance with Section 8 of the Intercreditor Agreement), to the extent permitted by applicable law, may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of any of the Pledgors (all said rights being also hereby waived and released to the extent permitted by applicable law), any part of or all the Pledged Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to the Collateral Agent from any of the Pledgors as a credit against the purchase price, and the Collateral Agent may, upon compliance with the terms of sale and to the extent permitted by applicable law, hold, retain and dispose of such property without further accountability to any of the Pledgors therefor. For purposes hereof, a written agreement to purchase all or any part of the Pledged Collateral shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and none of the Pledgors shall be entitled to the return of any Pledged Collateral subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default may have been remedied or the Secured Obligations may have been paid in full as herein provided. Each of the Pledgors hereby waives any right to require any marshaling of assets and any similar right.

         (b) In addition to exercising the power of sale herein conferred upon it, the Collateral Agent shall also have the option to proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Pledged Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

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         (c) In addition to the foregoing, the Collateral Agent shall have all other rights, powers and remedies which are available to it under any applicable laws.

         (d) The rights and remedies of the Collateral Agent under this Agreement are cumulative and not exclusive of any rights or remedies which it would otherwise have.

         Section 10. Application of Proceeds of Sale and Cash. The Company agrees to pay to the Collateral Agent all Enforcement Costs paid or incurred by the Collateral Agent. This agreement in this Section 10 shall survive the termination of this Agreement and the Lien on the Pledged Collateral. All Enforcement Costs, together with interest thereon from the date of any demand therefor until paid in full at a per annum rate of interest equal at all times to the Default Rate, shall be paid by the Company to the Collateral Agent whenever demanded by the Collateral Agent.

         Any proceeds of the collection of the sale or other disposition of the Collateral will be applied by the Collateral Agent in accordance with the terms of Section 12 of the Intercreditor Agreement. If the sale or other disposition of the Collateral fails to satisfy all of the Secured Obligations, the Debtors shall remain liable to the Collateral Agent and the Secured Parties for any deficiency. Any surplus from the sale or disposition of the Pledged Collateral shall be paid to the respective Debtor or to any other party entitled thereto or shall otherwise be paid over in a manner permitted by law after payment in full of all Secured Obligations and the Enforcement Costs related to any such payment.

         As used herein, the term "Enforcement Costs" means all reasonable expenses, charges, costs and fees whatsoever (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Collateral Agent in connection with (a) the collection or enforcement of any or all of the Secured Obligations or this Agreement (including, without limitation, reasonable attorneys fees incurred prior to the institution of any suit or other proceeding), (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, (c) the monitoring, inspection, administration, processing, servicing of any or all of the Secured Obligations and/or the Collateral, (d) the preparation of this Agreement, the Security Documents, and the preparation and review of lien and record searches, reports, certificates, and/or other documents or information relating from time to time to the taking, perfection, inspection, preservation, protection and/or release of a Lien on the Collateral, the value of the Collateral, or otherwise relating to the Collateral Agent's or any Secured Party's rights, powers and remedies under this Agreement or with respect to the Collateral, and (e) all filing and/or recording taxes or fees and all stamp and other similar taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement and any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees, the Pledgors hereby agreeing to indemnify and save the Collateral Agent and the Secured Parties harmless from and against such liabilities

         Section 11. Collateral Agent Appointed Attorney-in-Fact. From and after the occurrence and during the existence of an Event of Default, each of the Pledgors hereby constitutes and appoints the Collateral Agent as the attorney-in-fact of each Pledgor with full power of substitution either in the Collateral Agent's name or in the name of each of the Pledgors to do any of the

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following with respect to any Securities and the related Pledged Collateral: (a)
to perform any obligation of any of the Pledgors hereunder in such Pledgor's name or otherwise; (b) to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral; (c) to prepare, execute, file, record or deliver notices, assignments, financing statements, continuation statements, applications for registration or like papers to perfect, preserve or release the Collateral Agent's security interest in the Pledged Collateral or any of the documents, instruments, certificates and agreements described in Section 13(b);
(d) to verify facts concerning the Pledged Collateral in its own name or a fictitious name; (e) to endorse checks, drafts, orders and other instruments for the payment of money payable to any of the Pledgors, representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same; (f) to exercise all rights, powers and remedies which any of the Pledgors would have, but for this Agreement, under the Pledged Collateral; and (g) to carry out the provisions of this Agreement and to take any action and execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, and to do all acts and things and execute all documents in the name of each of the Pledgors or otherwise, deemed by the Collateral Agent as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder. Nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Collateral Agent or omitted to be taken with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Collateral Agent. The power of attorney granted herein is irrevocable and coupled with an interest.

         Section 12. Reimbursement of Collateral Agent. The Company agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees disbursements and other charges of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or any sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by any of the Pledgors to perform or observe any of the provisions hereof. Any such amounts payable as provided hereunder shall be additional obligations secured hereby and by the other Security Documents.

         Section 13. Further Assurances. Each of the Pledgors shall, at its sole cost and expense, take all action that may be necessary or desirable in the Collateral Agent's sole discretion, so as at all times to maintain the validity, perfection, enforceability and priority of the Collateral Agent's security interest in the Pledged Collateral, or to enable the Collateral Agent to exercise or enforce its rights hereunder, including without limitation (a) delivering to the Collateral Agent, endorsed or accompanied by such instruments of assignment as the Collateral Agent may specify, any and all chattel paper, instruments, letters of credit and all other undertakings of guaranty and documents evidencing or forming a part of the Pledged Collateral and (b) executing and delivering financing statements, pledges, designations, notices

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and assignments, in each case in form and substance satisfactory to the
Collateral Agent, relating to the creation, validity, perfection, priority or continuation of the security interest granted hereunder. Subject to the foregoing, each of the Pledgors agrees to take, and authorizes the Collateral Agent to take on such Pledgor's behalf, any or all of the following actions with respect to any Pledged Collateral as the Collateral Agent shall deem necessary to perfect the security interest and pledge created hereby or to enable the Collateral Agent to enforce its rights and remedies hereunder: (i) to register in the name of the Collateral Agent any Pledged Collateral in certificated or uncertificated form; (ii) to endorse in the name of the Collateral Agent any Pledged Collateral issued in certificated form; and (iii) by book entry or otherwise, identify as belonging to the Collateral Agent a quantity of securities that constitutes all or part of the Pledged Collateral registered in the name of the Collateral Agent. Notwithstanding the foregoing each of the Pledgors agrees that Pledged Collateral which is not in certificated form or is otherwise in book-entry form shall be held for the account of the Collateral Agent. Each of the Pledgors hereby authorizes the Collateral Agent to execute and file in all necessary and appropriate jurisdictions (as determined by the Collateral Agent) one or more financing or continuation statements (or any other document or instrument referred to in the immediately preceding clause (b)) in the name of the applicable Pledgor and to sign such Pledgor's name thereto. Each of the Pledgors authorizes the Collateral Agent to file any such financing statement, document or instrument without the signature of such Pledgor to the extent permitted by applicable law. To the extent permitted by applicable law, a carbon, photographic, xerographic or other reproduction of this Agreement or any financing statement is sufficient as a financing statement. Any property comprising part of the Pledged Collateral required to be delivered to the Collateral Agent pursuant to this Agreement shall be accompanied by proper instruments of assignment duly executed by each of the Pledgors and by such other instruments or documents as the Collateral Agent may reasonably request.

         Section 14. Securities Laws. In view of the position of the Pledgors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar applicable law hereafter enacted analogous in purpose or effect, whether foreign or domestic (such Act and any such similar applicable law as from time to time in effect being called the "Securities Laws") with respect to any disposition of the Pledged Collateral permitted hereunder. Each of the Pledgors understands that compliance with the Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral in accordance with the terms hereof, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral in accordance with the terms hereof under applicable Blue Sky or other state securities laws or similar applicable law analogous in purpose or effect. The Pledgor recognizes that in light of the foregoing restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each of the Pledgors acknowledges and agrees that in light of the foregoing restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, may, in accordance with applicable law, (a) proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under

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the Federal Securities Laws and (b) approach and negotiate with a single potential purchaser to effect such sale. Each of the Pledgors acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral in accordance with the terms hereof at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

         Section 15. Indemnification. Each of the Pledgors agrees to indemnify and hold the Collateral Agent and any corporation controlling, controlled by, or under common control with, the Collateral Agent and any officer, attorney, director, shareholder, agent or employee of the Collateral Agent or any such corporation (each an "Indemnified Person"), harmless from and against any claim, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever (collectively, "Losses"), brought against or incurred by an Indemnified Person, in any manner arising out of or, directly or indirectly, related to or connected with this Agreement, including without limitation, the exercise by the Collateral Agent of any of its rights and remedies under this Agreement or any other action taken by the Collateral Agent pursuant to the terms of this Agreement; provided, however, the Pledgor shall not be liable to an Indemnified Person for any Losses to the extent that such Losses result from the gross negligence or willful misconduct of such Indemnified Person. The Pledgor's obligations under this section shall survive the termination of this Agreement and the payment in full of the Secured Obligations.

         Section 16. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until it terminates in accordance with its terms. Each of the Pledgors and the Collateral Agent hereby agree that the security interest created by this Agreement in the Pledged Collateral shall not terminate and shall continue and remain in full force and effect notwithstanding the transfer to any of the Pledgors or any person designated by it of all or any portion of the Pledged Collateral.

         Section 17. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Intercreditor Agreement, the Credit Agreement or any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of the payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Intercreditor Agreement, the Credit Agreement, any other Loan Document, or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the

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Pledgors in respect of the Secured Obligations or in respect of this Agreement
(other than the indefeasible payment in full of all the Secured Obligations).

         Section 18. No Waiver. Neither the failure on the part of the Collateral Agent to exercise, nor the delay on its part in exercising any right, power or remedy hereunder, nor any course of dealing between the Collateral Agent and any of the Pledgors shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy hereunder preclude any other or the further exercise thereof or the exercise of any other right, power or remedy.

         Section 19. Notices. Notices, requests and other communications required or permitted hereunder shall be given in accordance with the applicable terms of the Credit Agreement.

         Section 20. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Section 21. Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any of the Pledgors herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 22. Binding Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that none of the Pledgors shall be permitted to assign this Agreement or any interest herein or in the Pledged Collateral, or any part thereof, or any cash or property held by the Collateral Agent as collateral under this Agreement.

         Section 23. Termination. Upon indefeasible payment in full of all of the Bank Obligations, and termination of all Commitments under the Credit Agreement, this Agreement shall terminate. Upon termination of this Agreement in accordance with its terms the Collateral Agent agrees to take such actions as the Company may reasonably request, and at the sole cost and expense of the Company, (a) to return the Pledged Collateral to the applicable Pledgor, and (b) to evidence the termination of this Agreement, including, without limitation, the filing of any releases or any termination statements under the Uniform Commercial Code.

         Section 24. Additional Pledgors; Release of Pledgors. Section 5.22 of the Credit Agreement provides that Domestic Subsidiaries which own or acquire a Significant Direct Foreign Subsidiary and which are not Pledgors must become Pledgors by, among other things, executing and delivering to the Agent a counterpart to this Agreement. Any Domestic Subsidiary which executes and delivers to the Agent a counterpart of this Agreement shall be a Pledgor for all purposes hereunder. Under certain circumstances described in paragraph (b) of
Section 5.22 of the Credit Agreement, a Pledgor which is to be sold may obtain from the Collateral Agent a written release from this Agreement pursuant to the provisions of such paragraph and upon obtaining such written release, any such former Pledgor shall no longer be a Pledgor hereunder. Each other Pledgor

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consents and agrees to any such release and agrees that no such release shall affect its obligations hereunder.

         Section 25. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

         Section 26. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

         Section 27. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute but one agreement.

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         IN WITNESS WHEREOF, each of the Pledgors has executed and delivered this Agreement under seal as of this the date first written above.

                              GUILFORD MILLS, INC.                       (SEAL)



                              By:
                                 ----------------------------------------------
                                 Name:
                                 Title:



Agreed to, accepted and acknowledged as of the date first written above.

WACHOVIA BANK, N.A., as Collateral Agent

By:
   -------------------------------------
       Title:

                                    EXHIBIT A
                                    ---------

                               PLEDGED COLLATERAL

---------------------------------------- -------------------------------------- --------------------------------------
ISSUER                                   NO. OF SHARES                          CERTIFICATE NOS.
------                                   -------------                          ----------------
---------------------------------------- -------------------------------------- --------------------------------------
Guilford Mills Limited*                  2,497                                  1

(United Kingdom)
---------------------------------------- -------------------------------------- --------------------------------------
Grupo Ambar, S.A. de C.V.                7,338,067                              6, 11, 12, 14, 17, 21, 23, 24, 26,
                                                                                28, 29, 31, 33, 35, 36, 41, 43, 44,
(Mexico)                                                                        45,
---------------------------------------- -------------------------------------- --------------------------------------
Guilford de Tamaulipas, S.A. de C.V.*    49,999                                 1

(Mexico)
---------------------------------------- -------------------------------------- --------------------------------------
Guilford de Altamira, S.A. de C.V.*      49,999                                 1

(Mexico)
---------------------------------------- -------------------------------------- --------------------------------------


----------
* The description of the Securities set forth on this exhibit for each of these companies represents 100% of the issued and outstanding Securities of such companies, however, only 65% of such Securities is pledged pursuant to this Agreement.

                                    EXHIBIT B
                                    ---------

                                    PLEDGORS

Guilford Mills, Inc.
4925 West Market Street
Greensboro, North Carolina 27407
Federal Identification number:  13-1995928

                                                                       EXHIBIT N
                                                                       ---------



                         FORM OF INTERCREDITOR AGREEMENT


         INTERCREDITOR AGREEMENT, dated as of May 26, 2000, among Wachovia Bank, N.A., in its capacity as collateral agent hereunder (the "COLLATERAL AGENT"), each of the holders of the Senior Notes specified on the signature pages hereof (together with any of its affiliates, any Transferee, successor or assign, subject to Section 22(e) hereof, the "SENIOR NOTE HOLDERS") and each bank specified on the signature pages hereof (collectively, together with any such bank's successors or assigns, subject to Section 22(e) hereof, referred to as the "BANKS").

         WHEREAS, Guilford Mills, Inc. (the "COMPANY") entered into Note Purchase Agreements, each dated December 18, 1998, with the Senior Note Holders (as any of them may be amended, modified, supplemented, refinanced or replaced from time to time, the "NOTE PURCHASE AGREEMENTS");

         WHEREAS, pursuant to the Note Purchase Agreements, the Company is obligated to the Senior Note Holders with respect to, without limitation, the obligations, indebtedness and liabilities of the Company incurred or arising from time to time under the Senior Notes (whether in respect of principal, interest, Yield-Maintenance Amount, as defined in the Note Purchase Agreements, without regard to whether such Yield Maintenance Amount is currently due and owing, or otherwise) and the obligations under the Note Purchase Agreements (collectively the "SENIOR NOTE OBLIGATIONS");

         WHEREAS, the Company, Wachovia Bank, N.A., as Administrative Agent (in such capacity, and any successor in such capacity appointed pursuant to Section
7.10 of the Credit Agreement, the "BANK AGENT"), First Union National Bank, as Syndication Agent, Bank One, N.A., as Documentation Agent, and each of the Banks have entered into a Credit Agreement dated as of May 26, 2000 (as it may be amended, modified, supplemented, refinanced or replaced from time to time the "CREDIT AGREEMENT")";

         WHEREAS, the Company is obligated to the Bank Agent and the Banks with respect to, without limitation, all indebtedness, liabilities and obligations of the Company to the Bank Agent and the Banks incurred or arising from time to time under the Credit Agreement and each of the Loan Documents (collectively the "BANK OBLIGATIONS);

         WHEREAS, the Company and/or certain Subsidiaries owning the capital stock of Significant Direct Foreign Subsidiaries has entered into the Foreign Stock Pledge Agreement with respect to the Foreign Pledged Stock to secure the Secured Obligations on a pro rata basis;

         WHEREAS, the Company and/or certain Subsidiaries owning Intercompany Notes have pledged and will pledge such Intercompany Notes to the Collateral Agent pursuant to the Security Agreement to secure the Secured Obligations on a pro rata basis.

         WHEREAS, pursuant to the Security Documents, the Collateral Agent has a security interest in, security title to and Lien upon the following other property of the Company and the Guarantors, to secure the Secured Obligations on a pro rata basis, including (i) the Domestic Pledged Stock and (if applicable, the Receivables Subsidiary Pledged Stock, subject to the release provisions of
Section 9.19 of the Credit Agreement, but in such event including the Receivables Subsidiary Pledged Stock, (ii) the Foreign Pledged Stock, (iii) the personal property described in the Security Agreement, and (iv) all of the Plants and Other Real Property described in each Mortgage (such property, together with the Foreign Pledged Stock, and together with any guarantee and all other real and personal property in or upon which the Company or other Person grants from time to time to the Secured Parties or to any Secured Party a lien, security interest or other encumbrance to secure the Secured Obligations, being collectively referred to as the "COLLATERAL").

         WHEREAS, the Senior Note Holders and the Banks (sometimes collectively referred to herein, together with any Cash Management Service Provider, with respect to Cash Management Services Obligations, and any Bank or Affiliate thereof providing hedge arrangements giving rise to Hedge Obligations, as the "SECURED PARTIES", and individually referred to as a "SECURED PARTY") and the Collateral Agent desire to set forth certain additional provisions regarding the Secured Obligations;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. DEFINITIONS. Capitalized terms used herein without definition have the meanings set forth in the Credit Agreement, unless otherwise expressly indicated. In addition, the following terms have the following meanings.

         "ACTIONABLE DEFAULT" means both (a) an Event of Default shall have occurred in respect of one or more of a Secured Party's Transaction Documents and (b) all of the Secured Obligations of such Secured Party owing thereunder shall have become due and payable.

         "ACCOUNT MAINTENANCE CHARGES" means the normal and customary activity fees and charges owed by the Company or any of the Guarantors in connection with any account maintained by it with the Collateral Agent or any Secured Party pertaining to the Collateral.

         "ADDITIONAL LIEN" has the meaning set forth in Section 5 hereof.

         "APPROVED DEPOSITORY" has the meaning set forth in the Security Agreement.

         "BANK" has the meaning set forth in the introductory paragraphs hereof.

         "BANK AGENT" has the meaning set forth in the introductory paragraphs hereof.

         "BANK NOTES" means, collectively, the Notes, as such term is defined in the Credit Agreement.

         "BANKRUPTCY PROCEEDING" means the voluntary or involuntary dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of the Company or its debts, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or similar proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or a Guarantor or otherwise.

         "BANKS" has the meaning set forth in the introductory paragraphs hereof.

         "BANK AGENT" has the meaning set forth in the introductory paragraphs hereof.

         "BANK GUARANTY" means the Guaranty, as defined in the Credit Agreement.

         "BANK OBLIGATIONS" has the meaning set forth in the introductory paragraphs hereof.

         "BUSINESS DAY" means any day except a Saturday, Sunday or any other day on which commercial banks in Georgia and New York are authorized by law to close.

         "CASH COLLECTIONS" has the meaning set forth in the Security Agreement.

         "CASH DEPOSITS" has the meaning set forth in the Security Agreement.

         "CASH MANAGEMENT AGREEMENTS" shall mean, individually and collectively, as the context shall require any agreements between the Company, on the one hand, and any Cash Management Service Provider, on the other hand, whether now or hereafter in effect, pursuant to which such Cash Management Service Provider provides Cash Management Services, and all amendments thereto, supplements thereof, and replacements therefor.

         "CASH MANAGEMENT SERVICES" shall mean cash management services for operating, collection, payroll and trust accounts of the Company and/or its Subsidiaries provided by any Cash Management Services Provider and/or its Affiliates, including, without limitation, automatic clearing house services, control disbursement services, electronic funds transfer services, information reporting services, lockbox services, stop payment services, and wire transfer services.

         "CASH MANAGEMENT SERVICES OBLIGATIONS" shall mean any and all obligations of the Company and/or any of its Subsidiaries to any Cash Management Services Provider and/or any of its Affiliates under any of the Cash Management Agreements or otherwise relating to any of the Cash Management Services.

         "CASH MANAGEMENT SERVICES PROVIDER" means any Bank or Affiliate thereof which provides Cash Management Services to the Company and/or any of its Affiliates under any of the Cash Management Agreements or otherwise relating to any of the Cash Management Services, in its capacity as the provider of such services.

         "COLLATERAL" has the meaning set forth in the introductory paragraphs hereof, but also includes any Additional Lien, as contemplated in Section 5 hereof.

         "COLLATERAL AGENT" has the meaning set forth in the introductory paragraphs hereof; provided, that if any successor is appointed as Collateral Agent pursuant to Section 20 hereof, it shall mean such successor.

         "COLLATERAL RESERVE ACCOUNT" has the meaning set forth in the Security Agreement.

         "COMPANY" has the meaning set forth in the introductory paragraphs hereof.

         "CREDIT AGREEMENT" has the meaning set forth in the introductory paragraphs hereof.

         "DEFAULT NOTICE" has the meaning set forth in Section 9(a) hereof.

         "DISPUTED PAYMENT" shall have the meaning set forth in Section 4 hereof.

         "ENFORCEMENT COSTS" means all reasonable out-of-pocket costs and expenses incurred by the Collateral Agent in connection with the enforcement and collection of the Secured Obligations pursuant to the Security Documents, including, without limitation, all reasonable attorneys fees and disbursements actually incurred, and all other such costs and expenses described in and incurred pursuant to any of the Security Documents, including, without limitation, all "Enforcement Costs", as defined in the Security Agreement, and similar costs incurred in enforcing any of the Mortgages or other Security Documents.

         "EVENT OF DEFAULT" means an Event of Default as such term is defined in or pursuant to any of the Note Purchase Agreements or the Credit Agreement, as the case may be.

         "GUARANTOR" means any guarantor under the Bank Guaranty, the Senior Note Guaranty or any Third Party Guarantee.

         "HEDGE OBLIGATIONS" means all obligations of such Person with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging arrangements (valued at the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association and agreed to by such Person in the applicable hedging agreement, if any, and in any case net of any benefits of such Person).

         "MAJORITY SENIOR NOTE HOLDERS" means Senior Note Holders holding a majority in the aggregate principal amount of the Senior Note Obligations.

         "NON-AVAILABLE PROCEEDS" shall have the meaning set forth in Section 3(a) hereof.

         "NOTE PURCHASE AGREEMENTS" has the meaning set forth in the introductory paragraphs hereof.

         "PERCENTAGE INTEREST" with respect to a Secured Party shall mean that percentage which is the equivalent of a fraction, the numerator of which is the then aggregate amount (including but not limited to principal, interest and premium, if any) outstanding of the Secured Obligations owing to such Secured Party, and the denominator of which is the total of the amounts described in the numerator for all Secured Parties.

         "PERSON" means and includes an individual, a partnership, a joint venture, a corporation, a limited liability corporation or partnership, a trust, limited liability company, an unincorporated organization and a government or any department or agency thereof.

         "RECORDING EXPENSES" has the meaning set forth in Section 5.25 of the Credit Agreement.

         "REMEDIES DEMAND" has the meaning set forth in Section 11 hereof.

         "REQUIRED SECURED PARTIES" means the Required Banks and the Majority Senior Note Holders.

         "RETURNING SECURED PARTY" shall have the meaning set forth in Section 4 hereof.

         "SECURED OBLIGATIONS" means (i) the aggregate principal amount outstanding from time under the Senior Notes, up to a maximum amount of $145,000,000, and the other Senior Note Obligations, (ii) the aggregate principal amount outstanding from time to time under the Bank Notes, up to a maximum amount of $150,000,000, and the other Bank Obligations, (iii) all costs and expenses incurred by the Bank Agent pursuant to the Credit Agreement; (iv) all Recording Expenses incurred by the Collateral Agent pursuant to Section 5.25 of the Credit Agreement; (v) all Cash Management Services Obligations, limited, however, as to this clause (v) to a maximum aggregate amount of $3,000,000 as to all Cash Management Services Providers (prorated among them, if there are more than one at the time of determination), and excluding from this clause (v) any amounts arising from any failure of any Cash Management Services Provider and/or any of its Affiliates to comply in any material respect with the Guide to the Federal Reserve's Payments System Risk Policy as in effect from time to time;
(vi) all Hedge Obligations with any Bank or Affiliate thereof, limited, however, as to this clause (vi) to a maximum aggregate amount of $5,000,000; and (vii) all Enforcement Costs.

         "SECURED PARTIES" has the meaning set forth in the introductory paragraphs hereof.

         "SECURITY AGREEMENT" means the Security Agreement described in the Credit Agreement.

         "SENIOR NOTE GUARANTY" means the Guaranty, as defined in the Note Purchase Agreements.

         "SENIOR NOTE OBLIGATIONS" has the meaning set forth in the introductory paragraphs hereof.

         "SENIOR NOTES" means, collectively, any Note issued under any of the Note Purchase Agreements and each promissory note delivered in substitution or exchange for any such Note.

         "SHARING PAYMENT" shall mean any and all amounts received by any Secured Party (i) as a result of any exercise of any right of set off or banker's lien (whether by law, contract or otherwise), including, without limitation, as a result of any Secured Party's claim being deemed a secured claim under Section 506 of Title 11 of the United States Code, or other security interest arising from, or in lieu of, such secured claim, (ii) otherwise from or in respect of a Third Party Guarantee, the Bank Guaranty or the Senior Note Guaranty or any proceeds thereof or (iii) any payment received from the Company under any Transaction Document after an Actionable Default; provided, however, that (a) no payment or receipt of Account Maintenance Charges, Cash Management Services Obligations, Hedge Obligations or pursuant to a Receivables Securitization Program shall constitute a "SHARING PAYMENt" hereunder, and (b) so long as no Actionable Default has occurred or is continuing, but subject to

Section 8 hereof, no repayment, scheduled or unscheduled, nor prepayment, in whole or in part, by the Company under the Note Purchase Agreements or the Credit Agreement, as the case may be, from funds received other than pursuant to clauses (i) or (ii) above, shall constitute a "SHARING PAYMENT" hereunder.

         "THIRD PARTY GUARANTEE" shall have the meaning set forth in Section 5 hereof.

         "TRANSACTION DOCUMENTS" means (i) as to the Senior Note Holders, the Note Purchase Agreements, the Senior Notes, the Senior Note Guaranty and any Third Party Guarantee, and (ii) as to the Banks, the Credit Agreement, the Bank Notes, the Bank Guaranty and any Third Party Guarantee.

         2. SHARING PAYMENTS. If a Secured Party obtains a Sharing Payment, such Secured Party shall promptly purchase from each other Secured Party participations in (or, if and to the extent specified by such other Secured Parties, direct interests in) the Obligations owing to each such other Secured Party, and shall make such other adjustments from time to time as shall be equitable, to the end that all Secured Parties shall share the benefit of such Sharing Payment as set forth in Section 3 hereof.

         3. APPLICATION OF SHARING PAYMENTS. Any Sharing Payment shall be applied and distributed as follows:

         First, to the payment of any unpaid Account Maintenance Charges, and all reasonable out-of-pocket costs and expenses (including reasonable attorneys fees and disbursements actually incurred) incurred by any Secured Party in collecting such Sharing Payment, of which Secured Party shall have notified, with reasonable specificity, the other Secured Parties;

         Second, to the Secured Parties pro rata in proportion to each Secured Party's Percentage Interest then in effect in the Secured Obligations owing to the Secured Parties (regardless of whether or not the maturity of any such Secured Party's Secured Obligations shall have been accelerated) until all amounts owing in respect of the Senior Note Obligations and the Bank Obligations are paid in full; and

         Third, the balance, if any, to any such Person as shall be entitled thereto.

Non-cash Sharing Payments and Sharing Payments which, due to a restraining order or otherwise, are not permitted to be applied to the Secured Obligations, or because the receiving Secured Party determined it to be impracticable to divide and apply such amounts to the payment of any of the Secured Obligations owed to the Secured Parties (herein referred to as "NON-AVAILABLE PROCEEDS") shall be held by the Secured Party so receiving such Non-available Proceeds as agent for the Secured Parties. At such time as such Non-available Proceeds are later converted to cash or such Non-available Proceeds are later permitted to be applied, or later become practical to divide and may otherwise be applied, against any of the Secured Obligations, such Non-available Proceeds shall promptly be divided and paid at such time in accordance herewith.

         Each Secured Party shall distribute all Sharing Payments, other than Non-available Proceeds, to the other Secured Parties pursuant to clause Second above. Prior to making such distribution, such Secured Party may apply such

Sharing Payments pursuant to clause First above, with respect to any reasonable out-of-pocket costs and expenses of such Secured Party for amounts then known, and may retain as a reserve such portion of such Sharing Payments as it may reasonably determine to be sufficient to cover such costs and expenses that have not yet been determined. As soon as it determines that any portion of such Sharing Payments are no longer required to be held in such reserve, such Secured Party shall distribute the same to the other Secured Parties.

         Each Secured Party agrees that any sums and amounts received by such Secured Party pursuant to this Section shall be applied to the payment of the Secured Obligations held by such Secured Party as such Secured Party shall determine in its sole discretion.

         4. PAYMENT INVALIDATED. If, during the course of, or pursuant to, any Bankruptcy Proceeding, a Secured Party (the "RETURNING SECURED PARTY") is required by a court or other tribunal of competent jurisdiction to disgorge, refund, rebate or otherwise return any distribution of any Sharing Payments received by such Secured Party pursuant to Section 2 hereof (such Returning Secured Party's portion of such payment or distribution referred to herein as a "DISPUTED PAYMENT") received by such Returning Secured Party to any trustee presiding over such Bankruptcy Proceeding or to any other Person (whether by reason of the fact that such Disputed Payment constituted or was alleged to constitute a preference, a fraudulent conveyance or for such other reason as such court or tribunal shall specify), each other Secured Party shall immediately pay to the Returning Secured Party its pro rata share of such Disputed Payment from amounts actually received by such other Secured Party. For purposes of this Section 4, such pro rata share shall be calculated as of the date the Returning Secured Party is required to make such payment to any such trustee or other Person.

         5. ADDITIONAL COLLATERAL. Each of the Secured Parties hereby covenants and agrees that (i) such Secured Party will not accept from any Person on behalf of the Company or any Subsidiary any guarantee (a "THIRD-PARTY GUARANTEE") of any of the Secured Obligations or any other obligations owing to such Secured Party under any of the Transaction Documents unless such Guarantor also guarantees substantially contemporaneously, by the same or separate instrument, the payment of all of the Secured Obligations owing to all Secured Parties (or, if such Third-Party Guarantee guarantees only a portion thereof owing to such Secured Party, such Secured Party will not accept such Third-Party Guarantee unless such Guarantor simultaneously guarantees the same proportion of Secured Obligations owing to the other Secured Parties) and (ii) such Secured Party will not take, accept or obtain any security interest in, or lien or encumbrance upon (an "ADDITIONAL LIEN"), any assets of any of the Company or any Subsidiary or any other Person (other than assets which, if obtained by the Secured Party, would constitute a Sharing Payment) to secure the payment and performance of the Secured Obligations or any other obligations owed to such Secured Party under any of the Transaction Documents except by virtue of the Collateral Agent's being granted a security interest in, or lien upon, such assets, in either case, pursuant to documents in form and substance satisfactory to all of the Secured Parties, to secure the Secured Obligations pro rata.

         6. TURNOVER OF SHARING PAYMENTS. If a Secured Party acquires custody, control or possession of any Sharing Payments other than pursuant to the terms of this Agreement, such Secured Party shall hold such Sharing Payments in trust for the parties entitled thereto until such time as such Secured Party shall have complied with the provisions of Section 2 hereof

         7. APPOINTMENT OF COLLATERAL AGENT.

         Each Secured Party designates and appoints Wachovia Bank, N.A. to serve as the Collateral Agent under this Agreement and under the Security Documents. Each Secured Party authorizes the Collateral Agent to act as agent for the Secured Parties for the purposes of executing and delivering on behalf of the Secured Parties the Security Documents and, subject to the provisions of this Agreement, enforcing the Secured Parties' rights, powers and remedies in respect of the Collateral and the Secured Obligations under the Security Documents, together with such other powers as are reasonably incidental thereto.

         8. RIGHTS OF SECURED PARTIES UNDER TRANSACTION DOCUMENTS.

         Each of the Secured Parties may exercise its rights, remedies and powers under those Transaction Documents to which it is a party, including, without limitation, declare a default and accelerate such Secured Party's Secured Obligations and pursue any of the following remedies against the
Company: (i) a judgment; (ii) binding mediation; or (iii) binding arbitration; provided, however, notwithstanding anything contained in this Section 8 to the contrary, except as expressly provided in this Agreement, none of the Secured Parties may take any action against the Collateral, including, without limitation, bidding at foreclosure sales, UCC sales or other similar sales, except after obtaining the prior written consent of the Required Secured Parties. The Collateral Agent and each of the Secured Parties agree that the liens and security interests granted to the Collateral Agent under the Security Documents shall at all times be shared by the Secured Parties as expressly provided herein.

         Notwithstanding anything to the contrary contained in any Transaction Document or in any other document pertaining to the subject matters of this Agreement and notwithstanding any priority in time of creation, recordation, attachment or perfection of any lien or security interest in favor of any Secured Party, each Secured Party agrees that, at all times, whether before, after or during the pendency of any Bankruptcy Proceeding, each Secured Party shall be pari passu with each other Secured Party with respect to the priority of liens on and security interests in the Collateral and with respect to the proceeds of the Collateral, as provided in Section 12 and the order of application of moneys contained therein.

         9. NOTIFICATION OF EVENT OF DEFAULT.

                  (a) Each Secured Party shall deliver to the Collateral Agent, to each other Secured Party (or, as to the Banks, to the Bank Agent, which will then distribute it to the Banks), and to the Company, a notice in writing of any Event of Default and the nature thereof promptly (and in any event within 3 Business Days) after it learns of the occurrence thereof (any such notice being a "DEFAULT NOTICE").

                  (b) Any Secured Party which has given a Default Notice shall also give prompt (in any event within 3 Business Days) notice to the Collateral Agent, to each other Secured Party (or, as to the Banks, to the Bank Agent, which will then distribute it to the Banks) and to the Company, upon learning of any cure of any such Event of Default or upon any waiver thereof.

                  (c) No Secured Party shall be held liable for any good faith failure to provide copies of any notice sent to the Collateral Agent to all other Secured Parties (or, as to the Banks, to the Bank Agent) or to the Company as provided in Section 9(a) or 9(b).

         10. ACTIONABLE DEFAULT. Each Secured Party shall deliver to the Collateral Agent, the Company and each other Secured Party (or, as to the Banks, to the Bank Agent, which will then distribute it to the Banks) a notice in writing of an Actionable Default and the nature thereof promptly (and in any event within 1 Business Day) after the occurrence of an Actionable Default. Such notice of Actionable Default may be included in a Default Notice given pursuant to Section 9(a) hereof. Any Secured Party which has given a notice of an Actionable Default shall be entitled to withdraw it in accordance with the terms of the applicable Transaction Documents if the Actionable Default no longer exists by delivering a written notice of withdrawal to the Collateral Agent, with copies sent simultaneously to the other Secured Parties (or, as to the Banks, to the Bank Agent, which will then distribute it to the Banks); provided, that no such withdrawal may be made after the delivery of a Remedies Demand by the Required Secured Parties. Any notice of the occurrence or withdrawal of an Actionable Default given by any Secured Party or the Collateral Agent pursuant hereto may be included in a Default Notice or notice of a withdrawal of an Event of Default given pursuant to Section 9(b).

         11. REMEDIES UPON ACTIONABLE DEFAULT. If and only if the Collateral Agent shall have received a notice of an Actionable Default, and during such time as such notice of an Actionable Default shall not have been withdrawn in accordance with the provisions of Section 10, the Required Secured Parties may send to the Collateral Agent in writing, with copies sent simultaneously to each of the other Secured Parties (or, as to the Banks, to the Bank Agent, which will then distribute it to the Banks) and the Company, a demand for the exercise by the Collateral Agent, subject to the provisions of this Section 11, of rights, powers and remedies hereunder and under the Security Documents (a "REMEDIES DEMAND"). A Remedies Demand may be included in a notice of Actionable Default or Notice of Default which also is a notice of Actionable Default. Upon the issuance of a Remedies Demand, all of the Secured Obligations shall become due and payable. After receipt of a Remedies Demand, the Collateral Agent shall exercise such of the rights, powers and remedies available to it hereunder and in the Security Documents as it is instructed to exercise by the Required Secured Parties in writing directed to the Collateral Agent, with copies to the other Secured Parties (which instructions may be included in the Remedies Demand) and the Company. The date the Collateral Agent is so directed to exercise any remedies pursuant to this Section 11 is the "Remedies Date"; provided, however, that with respect to any rights, powers and remedies pertaining to the Cash Collections, the Cash Deposits, and/or notification to Account Debtors pursuant to 9-502(1) of the applicable Uniform Commercial Code, the Collateral Agent may (i) prohibit the withdrawal by the Company of any Collateral maintained with any Secured Party or of any Cash Deposits, and (ii) require the Company to deposit all Cash Collections either with the Collateral Agent or an Approved Depository, and/or direct all Approved Depositories to remit Cash Deposits to the Collateral Agent, pursuant to Section 3.1.11(b) of the Security Agreement, if it determines in good faith that such prohibition and/or requirement will promote and protect the interests of the Secured Parties and maximize both the value of such Collateral and the present value of the ratable recovery by each of the Secured Parties on the Secured Obligations; provided, further, that (1) the Secured Parties agree that none of them may instruct the Collateral Agent to refrain from exercising any rights, powers or remedies expressly authorized by the Required Secured Parties pursuant to this Section, and any instruction in violation of this provision shall be of no force or effect and shall be disregarded by the Collateral Agent, (2) if and to the extent that the instructions of the Secured Parties are in conflict, then the Collateral Agent shall exercise the rights, powers and remedies required by the instructions which it determines, in good faith, will promote and protect the interests of the Secured Parties and maximize both the value of the Collateral and the present value of the recovery by each of the Secured Parties on the Secured Obligations, and (3) once instructions have been received from the Required Secured Parties, as required by and in accordance with this Section 11, the actions of the Collateral Agent shall be governed thereby and the Collateral Agent shall not take any further action which would be contrary thereto, except as provided in subclause (2) above.

         12. APPLICATION.

                  (a) The Collateral Agent, for the benefit of the Secured Parties, shall establish the Collateral Reserve Account under the circumstance provided in Section 3.1.11(b) of the Security Agreement, and thereafter maintain the Collateral Reserve Account in accordance with the Security Agreement, which shall bear a designation clearly indicating that funds deposited therein are held for the benefit of the Secured Parties.

                  (b) Following a Remedies Demand, all monies held by the Collateral Agent, constituting proceeds of Collateral shall, upon receipt by the Collateral Agent be distributed by the Collateral Agent on a weekly basis on a Business Day fixed by the Collateral Agent for the distribution of said monies, commencing on the earlier of (i) 10 Business Days after the receipt of a notice of Actionable Default pursuant to Section 10, or (ii) the date the aggregate balance in the Collateral Reserve Accounts exceeds $250,000, and the balance of which monies held from time to time by the Collateral Agent shall so long as any amounts in excess of $250,000 remain in the Collateral Reserve Account, be distributed on the corresponding date (or, if such corresponding date is not a Business Day, the next succeeding Business Day) in each calendar week thereafter, as follows:

                        FIRST: To the payment of all Account Maintenance Charges, Enforcement Costs and other costs, expenses, liabilities and advances made or incurred by the Collateral Agent or the Secured Parties, or any of them, in connection with the administration, collection and enforcement of the Secured Obligations and the sale or other realization upon the Collateral, including reasonable attorneys' fees and expenses actually incurred of the Collateral Agent and the customary fees of the Collateral Agent, which fees, costs, expenses, liabilities and advances are unpaid as of such date of distribution;

                        SECOND: To each of the Secured Parties to the extent of its Secured Obligations, calculated on the date of distribution (regardless of whether such Secured Obligations have matured, by acceleration or otherwise), for application to their respective Secured Obligations, in an amount equal to its Percentage Interest in the funds available for distribution as of the date of receipt of a Remedies Demand, without priority of any one over any other, until the Secured Obligations have been paid in full; and

                        THIRD: Any surplus then remaining shall be paid to the Company or a Guarantor, as applicable, as its interests may appear, or as a court of competent jurisdiction may direct.

                  (c) All monies received and held by the Collateral Agent in the Collateral Reserve Account at any time shall be held by the Collateral Agent in the Collateral Reserve Account for distribution to the Secured Parties pursuant to this Section 12.

                  (d) In determining the amount of the Secured Obligations of any Secured Party, the Collateral Agent shall be entitled to rely on a written statement from each Secured Party sent to the Collateral Agent, with a copy sent simultaneously to each of the Secured Parties and the Company, stating the amounts which said Secured Party in good faith reasonably believes to be its Secured Obligations (which statement shall itemize the various components thereof, such as interest, principal, fees, etc.). Such statements shall be conclusive or binding on any Secured Party which has failed to object to the statement within 5 Business Days of receipt of a copy of said statement. Each Secured Party agrees to give such a statement as to the amount of its Secured
Obligations: (i) as of the date of a Remedies Demand (which statement (x) from or on behalf of the Secured Parties sending a notice of Actionable Default shall accompany or be included in such notice, and (y) from or on behalf of the other Secured Parties shall be given within 5 Business Days after receipt of a copy of such notice); and (ii) as of the date of receipt of any written request of the Collateral Agent, within 5 Business Days of receipt of such request. Prior to making any distribution hereunder, the Collateral Agent shall make a request to each Secured Party for a statement of Secured Obligations in accordance with Clause (ii) of the immediately preceding sentence if the most recent statements of Secured Obligations then in the possession of the Collateral Agent are more than 30 days old. In addition to the foregoing, each Secured Party agrees that it will from time to time provide such information that is available to it to the Collateral Agent as may be necessary to enable the Collateral Agent to make any calculation hereunder or otherwise required for any purpose hereof.

         13. INSURANCE PROCEEDS; OTHER AMOUNTS.

                  (a) Following the occurrence of an Actionable Default, all insurance proceeds (net of costs incurred in obtaining payment of such proceeds) received, directly or indirectly, by the Collateral Agent pursuant to the Security Documents, and all other amounts received by the Collateral Agent constituting proceeds of Collateral, shall be deposited in the Collateral Reserve Account and shall be held by the Collateral Agent as additional security for the Secured Obligations and be deposited in the Collateral Reserve Account and shall be held as cash collateral and not transmitted to the Company, except as permitted by Section 3.1.11(b) of the Security Agreement.

                  (b) After a Remedies Demand, subject to the provisions of
Section 6, all amounts held in the Collateral Reserve Account shall be applied as set forth in Section 12.

         14. RELEASE OF COLLATERAL. The Collateral Agent will not release Collateral from the Liens created by the Security Documents except that the Collateral Agent shall (i) release Collateral disposed of pursuant to and in accordance with Section 3.1.10 of the Security Agreement, (ii) release amounts from the Collateral Reserve Account expressly authorized by Section 3.1.11 of the Security Agreement, (iii) release Collateral as expressly authorized by Sections 5.05, 5.21(b), 5.22(b), 5.23 and 9.19 of the Credit Agreement or any of provision of any of the Security Documents, (iv) release of all of the Collateral upon termination of this Agreement pursuant to Section 22(i), in each case set forth in clauses (i) through (iv), without any further consent of any Secured Party, and (v) release any Collateral with the consent, or upon the direction, of all of the Secured Parties. Upon any release of Collateral pursuant to this Agreement or any Loan Document, the Collateral Agent will deliver appropriate UCC-3's or other appropriate documents to the Company confirming the release of such Collateral.

         15. INVESTMENT OF FUNDS HELD BY COLLATERAL AGENT. The Collateral Agent shall invest and reinvest monies held by it constituting proceeds of Collateral from time to time in repurchase agreements with any major national brokerage firm or bank (which may include the commercial banking department of the Collateral Agent or any bank or trust company under common control with the Collateral Agent) fully secured by obligations issued or guaranteed by the United States, and subject at all times to the liens and security interests granted by the Security Documents. All such investments and the interest and income received thereon and therefrom and the net proceeds realized upon the sale thereof shall be held by the Collateral Agent in the Collateral Reserve Account, to be held and remitted pursuant to Section 3.1.11(b) of the Security Agreement or distributed pursuant to Section 12, as applicable.

         16. COVENANTS OF THE SECURED PARTIES. Each of the Secured Parties hereby covenants and agrees that:

                  (a) It will give notice immediately to the Collateral Agent and each other Secured Party(or, as to the Banks, to the Bank Agent, which will then distribute it to the Banks) of its receipt of any Sharing Payment or a Third-Party Guarantee or its desire for an Additional Lien.

                  (b) It will cooperate with the Collateral Agent in the enforcement of the Security Agreement and otherwise in order to accomplish the purposes of this Agreement.

         17. ACTION ON INSTRUCTIONS OF SECURED PARTIES.

                  (a) Except as otherwise provided in this Agreement, and in accordance with the provisions of Section 11, the Collateral Agent agrees to make only such demands and give only such notices under the Security Documents as it is instructed in writing to give, and to take only such action to enforce the Security Documents and to only collect and/or dispose of the Collateral or any portion thereof as it is instructed in writing to take, collect or dispose of any of the Collateral pursuant to the applicable Uniform Commercial Code, by the requisite Secured Parties. The Collateral Agent agrees not to release the Collateral or any portion thereof except in accordance with Section 14. The Collateral Agent shall not grant any consent or waiver in connection with, execute any amendment to or modification of, or exercise any discretion granted to it under any of the Security Documents, except in accordance with Section 11. Notwithstanding anything herein to the contrary, the Collateral Agent shall not be required to take any action that is in its opinion contrary to law or to the terms of this Agreement or any of the Security Documents or would in its reasonable opinion subject it or any of its agents, officers, employees or directors to personal liability.

                  (b) The Collateral Agent may at any time request directions from the Secured Parties as to any course of action or other matter relating hereto. The Collateral Agent shall be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by (1) as to any matters expressly provided for by this Agreement, the requisite Secured Parties expressly provided in the relevant provisions hereof (including, without limitation, Section 11, subject to the provisions of the second proviso contained in Section 11 hereof, and paragraph (a) of this Section 17) and (2) as to any matters not expressly provided for by this Agreement, in accordance with instructions signed by the Required Secured Parties, and in all such cases, any action taken or failure to act pursuant thereto shall be binding on all of the Secured Parties.

         18. RIGHTS, DUTIES AND RESPONSIBILITIES OF THE COLLATERAL AGENT.

                  (a) Prior to the receipt of a Notice of Default, the Collateral Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.

                  (b) In the absence of the Collateral Agent's bad faith, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Collateral Agent conforming to the requirements of this Agreement.

                  (c) After receipt of a Notice of Default and during the continuance of an Event of Default, the Collateral Agent shall use the same degree of care and skill in its exercise as a prudent Person would exercise or use under the circumstances when acting on behalf of another Person in the conduct of such other Person's affairs.

                  (d) No provision of this Agreement shall be construed to relieve the Collateral Agent from liability for its own gross negligence or its own willful misconduct, except that:

                        (i) this subsection shall not be construed to limit the effect of paragraph (c) of this Section 18;

                        (ii) the Collateral Agent shall not be liable for any error of judgment made in good faith by an officer of the Collateral Agent unless the Collateral Agent was grossly negligent in ascertaining the pertinent facts; and

                        (iii) the Collateral Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the requisite Secured Parties, if and as expressly required by and provided in this Agreement, unless (a) such omission to act has been directed by the requisite Secured Parties in violation of the second proviso contained in Section 6, in which case such direction shall be disregarded by the Collateral Agent, as provided in such proviso, and in such event the Collateral Agent shall not be liable for disregarding such direction, or (b) such action or omission to act is expressly required by this Agreement to be taken only in accordance with the direction of the Required Secured Parties or all of the Secured Parties, and in either such event, the Collateral Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Required Secured Parties or all of the Secured Parties, as applicable.

                  (e) No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (f) (i) The Company shall indemnify the Collateral Agent, the Secured Parties and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, or which the Collateral Agent may reasonably incur as a result of the execution, delivery or performance under the Security Documents, or as a result of the Collateral Agent's serving as such thereunder (including, without limitation, the fees and expenses set forth in Section 12, reasonable counsel fees and disbursements and environmental liabilities arising from or related to any of the properties described in the Security Documents), (ii) each Secured Party severally agrees to indemnify the Collateral Agent, to the extent the Collateral Agent shall not have been reimbursed by the Company, ratably in accordance with its Percentage Interest, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses which the Collateral Agent may incur as a result of the execution, delivery or performance under the Security Documents or as a result of the Collateral Agent's serving as such thereunder (including, without limitation, reasonable counsel fees and disbursements and environmental liabilities arising from or related to any of the properties described in the Security Documents and any actions taken by the Collateral Agent, at the direction of the requisite Secured Parties, in each case if and as expressly required and provided by this Agreement, to enforce any of the Security Documents), and any disregard by the Collateral Agent of any directions given to it in violation of the provisions of the second proviso contained in
Section 11, but in all such cases excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence, willful misconduct or bad faith of the Collateral Agent and excluding the normal administrative costs and expenses incident to the performance of its agency duties hereunder.

                  (g) The Collateral Agent shall not be responsible for any recitals, statements, representations or warranties herein or in any of the Security Documents or for insuring or inspecting the Collateral or for paying or discharging any tax, assessment, governmental charge or lien affecting the Collateral, nor shall the Collateral Agent be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements of the Company contained herein or in any of the Security Documents, including but not limited to agreements by the Company to maintain insurance and pay taxes; provided, however, that nothing in this subsection (g) shall relieve the Collateral Agent of the performance of any of its duties specifically set forth in this Agreement.

                  (h) The Collateral Agent makes no representation or warranty as to the validity, sufficiency or enforceability of this Agreement or any of the Security Documents or Transaction Documents against any other Person, as to the value, title, condition, fitness for use of, or otherwise with respect to the Collateral or as to the perfection or priority of the liens or security interests created thereby.

                  (i) The Collateral Agent may rely upon and shall be protected in acting or refraining from acting upon and, absent a request by the Required Secured Parties, shall not be bound to investigate the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

                  (j) The Collateral Agent may consult with counsel, appraisers, engineers, accountants and other skilled persons to be selected by the Collateral Agent and which are reasonably acceptable to the Required Secured Parties and the written advice of any thereof shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reasonable reliance thereon.

         19. COMPENSATION OF THE COLLATERAL AGENT.

         Wachovia shall be entitled to compensation as Collateral Agent as provided in a separate letter agreement with the Company. Any Collateral Agent other than Wachovia which may hereafter be appointed (an "OTHER COLLATERAL AGENT") shall be entitled to reasonable compensation for all services rendered hereunder, as set forth below, and Wachovia and any Other Collateral Agent shall also be entitled to reimbursement for all reasonable expenses, disbursements and advances incurred or made by it, in and about the administration of the matters herein provided for and in and about the foreclosure, enforcement or other protection of this Agreement, the Collateral or the liens and security interests provided in the Security Documents. The compensation of any Other Collateral Agent shall be in accordance with a fee schedule to be agreed to from time to time by the Company and the Other Collateral Agent, plus expenses and disbursements. Any Other Collateral Agent shall provide a copy of any such schedule to the Secured Parties and, upon any modification of the fee schedule, the Collateral Agent shall give prompt written notice thereof to the Company and to each Secured Party. Compensation and reimbursement of the Collateral Agent pursuant to this Section 19 shall be paid by the Company upon demand.

         20. RESIGNATION; REMOVAL; APPOINTMENT OF SUCCESSOR COLLATERAL AGENT.

         The Collateral Agent may resign at any time by giving at least 30 days' prior notice thereof to the Secured Parties (such resignation to take effect upon the acceptance of a successor collateral agent as hereinafter provided). The Collateral Agent may be removed as Collateral Agent hereunder for or without cause, at any time by the Required Secured Parties. In the event of any such resignation or removal of the Collateral Agent, the Required Secured Parties shall thereupon have the right to appoint a successor Collateral Agent. If no acceptable successor Collateral Agent shall have been so appointed by the Required Secured Parties and shall have accepted such appointment within 30 days after the retiring Collateral Agent's giving of notice of resignation or its removal, the retiring Collateral Agent shall, on behalf of the Secured Parties, appoint a successor collateral agent. Any successor collateral agent appointed by the Collateral Agent pursuant to this Section 20 shall be a commercial bank organized under the laws of the United States of America or any state thereof and having a combined capital and surplus of at least $200,000,000. Upon the acceptance of any appointment as collateral agent hereunder by a successor collateral agent, such successor collateral agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent, and the retiring or removed Collateral Agent shall thereupon be discharged from its duties and obligations hereunder. After any retiring or removed Collateral Agent's resignation or removal hereunder as collateral agent, the provisions of this Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the collateral agent.

         21. CO-AGENTS.

         The Collateral Agent, with the consent of the Required Secured Parties, shall have power to appoint one or more persons to act as co-agent or co-agents, jointly with the Collateral Agent, or separate agent or separate agents, of all or any part of the Collateral, and to vest in such person or persons, in such capacity, such title to the Collateral or any part thereof, and such rights, powers, duties, trusts or obligations as the Collateral Agent, with the consent of the Required Secured Parties, may consider necessary or desirable in any case only for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Collateral may at the time be located. Absent any specific agreement to the contrary, any co-agent or co-agents appointed hereunder shall, to the extent applicable, have the rights, obligations and duties of the Collateral Agent hereunder.

         22. MISCELLANEOUS.

                  (a) Each of the Secured Parties is hereby authorized to demand specific performance of this Agreement at any time when any party shall have failed to comply with any of the provisions of this Agreement applicable to it. Each of the Secured Parties hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

                  (b) All notices, requests, consents and other communications made pursuant to the provisions hereof shall be in writing and shall be delivered personally or mailed by first class registered or certified mail, postage prepaid or by Federal Express or by telex or telecopier or by telephone (if confirmed in writing as aforesaid) at the address specified on the signature pages or such other address as may be furnished in writing by the Collateral Agent or a Secured Party to the Collateral Agent and each other Secured Party (or, as to the Banks, to the Bank Agent, which will then distribute it to the Banks).

                  (c) This Agreement may be modified or waived only by an instrument or instruments in writing signed by each of the Required Secured Parties; provided, that, without the consent of the Company, no modification shall (i) increase any of the obligations of the Company hereunder or (ii) change the provisions of Sections 14 or 22(i) hereof.

                  (d) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  (e) All of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto and their respective successors and assigns, and shall be binding upon and inure to the benefit of and be enforceable by any holder or holders at any time of the

Obligations owed to a Secured Party, or any part thereof. No Secured Party may assign or otherwise transfer any of its rights with respect to this Agreement or any of the Secured Obligations, nor may any Bank assign or transfer or have assumed any of its Commitments under the Loan Agreement, unless prior thereto the assignee, transferee or assuming party executes such documents as the Required Secured Parties may require in order that the assignee, transferee or assuming party shall become a party to this Agreement as a Secured Party (but the execution of an Assignment and Acceptance in the form attached to the Credit Agreement shall satisfy the foregoing requirement as to any new Bank). Each Senior Note Holder and the Bank Agent (as to the Banks) shall notify the Collateral Agent of any such assignment and of the identity and notice address of each transferee. Any Secured Party may obtain the current names and notice addresses of the Secured Parties from the Collateral Agent upon request.

                  (f) The provisions of this Agreement are not intended, nor shall they be construed to confer upon, or give the Company or any Guarantor or any Person other than the Secured Parties and their respective successors and assigns, any rights, remedies or claims hereunder or by reason hereof, and except that the Company shall have the benefit of the provisions of Sections 14, 22(c) and 22(i) hereof.

                  (g) To the extent that there is a conflict or inconsistency with terms of this Agreement and an agreement between any Secured Party and the Company, or any amendment or modification of any such agreement, this Agreement shall control as between the parties hereto.

                  (h) Each Secured Party shall execute and deliver such other documents and instruments, in form and substance reasonably satisfactory to the Required Secured Parties, and shall take such other action as the Required Secured Parties may reasonably request, to effectuate and carry out the provisions of this Agreement.

                  (i) This Agreement shall terminate with respect to the Senior Note Holders automatically upon the indefeasible payment in full of all of the Secured Obligations owed to them and, with respect to all Secured Parties, upon the indefeasible payment in full of all of the Bank Obligations plus the termination of all Commitments to lend under the Credit Agreement, and in the latter event, the Collateral Agent shall release the Collateral pursuant to
Section 14.

                  (j) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction and the parties hereto shall use their best efforts to replace such provision.

                  (k) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (l) All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

                  (m) THE PARTIES HERETO ACKNOWLEDGE THAT ANY DISPUTE ARISING OUT OF THIS AGREEMENT WILL BE BASED ON DIFFICULT AND COMPLEX FACTS. ACCORDINGLY, EACH OF THE PARTIES HERETO HEREBY, TO THE FULLEST EXTENT PERMITTED BY LAW, WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY DISPUTE, CONTROVERSY, SUIT, HEARING OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE OBLIGATIONS, DUTIES AND RIGHTS OF THE SECURED PARTIES AS SET FORTH HEREIN.

                       [Signatures Commence on Next Page.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   COLLATERAL AGENT:
                                   WACHOVIA BANK, N.A.



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   Information for Notices:

                                   Wachovia Bank, N.A.
                                   191 Peachtree Street, N.E.
                                   Atlanta, GA 30303-1757
                                   Attention:  Syndications Group
                                   Telecopier number: 404-332-1394
                                   Confirmation number:  404-332-6971

                                   BANKS:

                                   WACHOVIA BANK, N.A.



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   Information for Notices:

                                   Wachovia Bank, N.A.
                                   191 Peachtree Street, N.E.
                                   Atlanta, GA 30303-1757
                                   Attention: Syndications Group
                                   Telecopier number: 404-332-1394
                                   Confirmation number:  404-332-6971

                                   FIRST UNION NATIONAL BANK



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   Information for Notices:

                                   First Union National Bank
                                   One First Union Center
                                   201 S. College Street
                                   Charlotte, North Carolina 28288-0760
                                   Attention: Roger Pelz
                                   Telecopier number: 704-374-3300
                                   Confirmation number:  704-374-6060

                                   BANK ONE, N.A.



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   Information for Notices:

                                   Bank One, NA
                                   1 Bank One Plaza
                                   Chicago, Illinois 60670
                                   Attention: Kristin Hertel
                                   Telecopier number: 312-732-2991
                                   Confirmation number: 312-732-7894

                                   BRANCH BANKING AND TRUST COMPANY




                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   Information for Notices:

                                   Branch Banking and Trust Company
                                   201 West Market Street
                                   Greensboro, North Carolina 27401
                                   Attention: John Bondurant
                                   Telecopier number: 336-433-4099
                                   Confirmation number: 336-433-4075

                                   NOTEHOLDERS:

                                   THE PRUDENTIAL INSURANCE
                                      COMPANY OF AMERICA




                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   Information for Notices:

                                   c/o Prudential Capital Group
                                   Two Ravinia Drive, Suite 1400
                                   Atlanta, Georgia 30346
                                   Attn:  Managing Director
                                   Telecopier number:  770-395-8421
                                   Confirmation number:  770-395-8478

                                   with a copy to:

                                   c/o Prudential Capital Group
                                   1114 Avenue of the Americas
                                   New York, New York 10036
                                   Attn:  Law Department
                                   Telecopier:  (212) 626-2079

                                   THE VARIABLE ANNUITY LIFE
                                         INSURANCE COMPANY




                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                    Information for Notices:

                                    The Variable Annuity Life Insurance Company
                                    c/o State Street Bank and Trust Company
                                    Insurance Services WES2S
                                    105 Rosemont Road
                                    Westwood, Massachusetts 02090
                                    Telecopier number: 781-302-8005
                                    Confirmation number: 781-___-____

                                                       and

                                    The Variable Annuity Life Insurance Company
                                    c/o American General Corporation
                                    Attn: Investment Research Department, A37-01
                                    P.O. Box 3247
                                    Overnight Mail: 2929 Allen Parkway, A3701
                                                    Houston, Texas 7019-2155
                                    Telecopier number: 713-831-1366
                                    Tax I.D. Number 74-1625348

                                   AMERICAN GENERAL ANNUITY
                                         INSURANCE COMPANY



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   Information for Notices:

                                   American General Annuity Insurance Company
                                       and WEIB
                                   c/o State Street Bank and Trust Company
                                   Insurance Services WES2S
                                   105 Rosemont Road
                                   Westwood, Massachusetts 02090
                                   Telecopier number: 781-302-8005
                                   Confirmation number: 781-___-____

                                                                and

                                   American General Annuity Insurance Company
                                   c/o American General Corporation
                                   Attn: Investment Research Department, A37-01
                                   P.O. Box 3247
                                   Overnight Mail: 2929 Allen Parkway, A3701
                                                   Houston, Texas 7019-2155
                                   Telecopier number: 713-831-1366
                                   Tax I.D. Number 75-0770838

                                   MASSACHUSETTS MUTUAL LIFE
                                         INSURANCE COMPANY



                                   By: David L. Babson & Company Inc. as
                                         Investment Adviser


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   Information for Notices:

                                   Massachusetts Mutual Life Insurance Company
                                   c/o David L. Babson & Company Inc.
                                   1295 State Street
                                   Springfield, Massachusetts 01111
                                   Attn:  Thomas Li
                                   Telecopier number:  413-744-6127
                                   Confirmation number: 413-744-7727

                                   C. M. LIFE INSURANCE COMPANY

                                   By:   David L. Babson & Company Inc. as
                                         Investment Sub-Adviser



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   Information for Notices:

                                   C.M. Life Insurance Company
                                   c/o David L. Babson & Company Inc.
                                   1295 State Street
                                   Springfield, Massachusetts 01111
                                   Attn:  Thomas Li
                                   Telecopier number:  413-744-6127
                                   Confirmation number: 413-744-7727

                          ACKNOWLEDGMENT AND AGREEMENT


         The undersigned, although not a party hereto, acknowledges and, to the extent required, consents to the terms and conditions of the Intercreditor Agreement attached hereto. As contemplated in Section 22(c) of the Intercreditor Agreement, without the consent of the Company, no modification to the Intercreditor Agreement shall (i) increase any of the obligations of the Company thereunder or (ii) change the provisions of Sections 14 or 22(i) thereof. Further, the undersigned agrees to (i) indemnify the Collateral Agent in accordance with Section 18(f)(i) thereof, (ii) reimburse to the Collateral Agent all Enforcement Costs and all Recording Expenses", and (iii) to pay to the Collateral Agent the compensation provided in Section 19 thereof.

         The undersigned shall execute and deliver such other documents and instruments, in form and substance reasonably satisfactory to the Required Secured Parties, and shall take such other action as the Required Secured Parties may reasonably request, to effectuate and carry out the provisions of the foregoing Intercreditor Agreement.

         IN WITNESS WHEREOF, the party below has caused this Acknowledgment and Agreement to be duly executed as of the date first above written.

                               GUILFORD MILLS, INC.



                               By:
                                  -----------------------------------------
                                  Name:
                                  Title:

                               CURTAINS AND FABRICS, INC.



                               By:
                                  -----------------------------------------
                                  Name:
                                  Title:

                               GOLD MILLS, INC.



                               By:
                                  -----------------------------------------
                                  Name:
                                  Title:

                               RASCHEL FASHION INTERKNITTING, LTD.



                               By:
                                  -----------------------------------------
                                  Name:
                                  Title:





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


                                                                       EXHIBIT O
                                                                       ---------


                               SECURITY AGREEMENT
                               ------------------


         THIS SECURITY AGREEMENT (this "Agreement") is made as of May 26, 2000, by and among GUILFORD MILLS, INC., a Delaware corporation (the "Company"), each of the undersigned corporations respectively organized under the laws of the states set forth on the signature pages below their names (collectively, the "Debtor Subsidiaries", which term shall refer to any Significant Domestic Subsidiary of the Company which becomes a Debtor pursuant to Section 5.12 hereof and Section 5.21 of the Credit Agreement; the Company and the Debtor Subsidiaries being collectively referred to as the "Debtors") and WACHOVIA BANK, N.A., a national banking association (in its individual capacity, "Wachovia") organized under the laws of the United States of America, as collateral agent (in such capacity, together with its successors and assigns, "Collateral Agent") for itself, and for (i) The Prudential Insurance Company of America, The Variable Annuity Life Insurance Company, American General Annuity Insurance Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company (collectively, together with any other holders of Senior Notes, as defined below, from time to time pursuant to the Note Purchase Agreements, as defined below, the "Senior Note Holders") and (ii) Wachovia, First Union National Bank, Bank One, N.A. and Branch Banking and Trust Company (collectively, together with any other Banks party from time to time to the Credit Agreement defined below, the "Banks"; the Senior Note Holders and the Banks being collectively referred to, together with any Cash Management Services Provider, with respect to Cash Management Services Obligations, as defined in the Intercreditor Agreement described below, and any Bank providing hedge arrangements giving rise to Hedge Obligations, as defined in the Intercreditor Agreement, as "Secured Parties"), in connection with that certain Intercreditor Agreement by and among the Debtors, the Collateral Agent and the Secured Parties dated as of May 26, 2000 (as amended or otherwise modified from time to time, the "Intercreditor Agreement").

                                    RECITALS:
                                    ---------

         A. In order to secure the Secured Obligations, but subject to the provisions of Section 5.25 of the Credit Agreement, the Debtors have executed this Agreement, which grants to the Collateral Agent a perfected and first priority security interest in the Collateral owned by them, subject to the terms of this Agreement and of the Intercreditor Agreement; and

         B. Pursuant to the Intercreditor Agreement, the Secured Parties have agreed that the Secured Obligations shall be equally and ratably secured pursuant to this Agreement and any other Security Documents; the Secured Parties have appointed Wachovia as the Collateral Agent to act on behalf of all Secured Parties regarding the Collateral, all as more fully provided in the Intercreditor Agreement; and the Secured Parties have entered into the Intercreditor Agreement to, among other things, further define the rights, duties, authority and responsibilities of the Collateral Agent and the relationship between the Parties regarding their interests in the Collateral.

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

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, the parties hereto agree as follows:

                                   DEFINITIONS

         In addition to the definitional provisions contained in Section 5.10 hereof, as used in this Agreement, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the following meanings:

                  "Account Debtor" means the Person who is obligated with respect to payment on any of the Collateral.

                  "Actionable Default" has the meaning set forth in the Intercreditor Agreement.

                  "Approved Depositary" means either (a) the Collateral Agent or
(b) another depositary bank which is acceptable to the Collateral Agent, with whom the Collateral Agent has entered into an agreement satisfactory to it and pursuant to which, among other things, the Approved Depositary: (i) agrees to waive any right of setoff with respect to the Collateral, the Cash Collections and the Cash Deposits; (ii) acknowledges and agrees that the Collateral Agent has a security interest in the Collateral, and that it is the bailee of the Collateral Agent with respect thereto; and (iii) agrees that, upon notice from the Collateral Agent of an Actionable Default, it will act strictly in accordance with the instructions of the Collateral Agent with respect to deposit balances of the Debtors held by it, including, without limitation, any instructions of the Collateral Agent to remit such balances to it, and not in accordance with any instructions of any of the Debtors, or any other Person.

                  "Bank Agent" has the meaning set forth in the Intercreditor Agreement.

                  "Bank Obligations" means all indebtedness, liabilities and obligations of the Company to the Administrative Agent (as defined in the Credit Agreement) and the Banks incurred or arising from time to time under the Credit Agreement and each of the Loan Documents (as defined in the Credit Agreement), including principal, interest, fees, costs and indemnification amounts, and any extensions or renewals thereof in whole or in part.

                  "Cash Collections" means all cash, checks, drafts, items and other instruments for the payment of money received by the Debtors from proceeds of Collateral.

                  "Cash Deposits" means all deposits of Cash Collections with depository banks, including with the Approved Depositaries.

                  "Cash Management Services Obligations" has the meaning set forth in the Intercreditor Agreement.

                  "Cash Management Services Provider" has the meaning set forth in the Intercreditor Agreement.

                  "Closing Date" means May 26, 2000.

                  "Collateral" means and includes, with respect to the Debtors, all of their presently existing or hereafter acquired or created accounts, accounts receivable, contract rights, notes, Intercompany Notes, letters of credit, drafts, instruments, acceptances, chattel paper, general intangibles, investment property, leases, writings evidencing a monetary obligation or a security interest in or a lease of goods, equipment, inventory and all other goods and personal property of all items and types; all rights to receive the payment of money or other consideration under present or future contracts (including, without limitation, all rights to receive payments under presently existing or hereafter acquired or created letters of credit), or by virtue of merchandise sold, leased, licensed, assigned or otherwise disposed of, services rendered or to be rendered, loans and advances made or other considerations given, by or set forth in or arising out of any present or future chattel paper, note, draft, lease, acceptance, writing, bond, insurance policy, instrument, document or general intangible, and all extensions and renewals of any thereof; all rights under or arising out of present or future contracts, agreements or general interests in merchandise which gave rise to any or all of the foregoing, including all goods; all claims (including commercial tort claims) or causes of action now existing or hereafter arising in connection with or under any agreement or document or by operation of law or otherwise; all collateral security of any kind (including real property) given by any person with respect to any of the foregoing; all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to any of the foregoing and together with all returned or repossessed goods and all books, records, computer tapes, computer programs, computer hardware, and ledger books arising therefrom or relating thereto, all whether now owned or hereafter acquired or arising; and all cash and non-cash proceeds and products of the foregoing; provided, however, that "Collateral" shall not include rolling stock, vehicles, trailers or any assets which are subject to a Lien which is permitted under
Section 5.16 of the Credit Agreement, if the agreement creating or relating to such Lien prohibits junior Liens.

                  "Collateral Agent" has the meaning set forth in the Recitals.

                  "Collateral Reserve Account" means any non-interest bearing, demand deposit account which the Debtors may be required to open and maintain with the Collateral Agent pursuant to the requirements of Section 3.1.11.

                  "Credit Agreement" means that that certain Credit Agreement by and among the Company, the Banks, Wachovia, as Administrative Agent, First Union National Bank, as Syndication Agent, and Bank One, N.A., as Documentation Agent, dated May 26, 2000, as amended or supplemented from time to time.

                  "Debtor" has the meaning set forth in the Recitals.

                  "Default Rate" means the highest rate of interest charged under the Credit Agreement after the occurrence of a "default" or "event of default" thereunder.

                  "Domestic Business Day" has the meaning set forth in the Credit Agreement.

                  "Enforcement Costs" means all reasonable expenses, charges, costs and fees whatsoever (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Collateral Agent in connection with (a) the collection or enforcement of any or all of the Secured Obligations or this Agreement (including, without limitation, reasonable attorneys fees incurred prior to the institution of any suit or other proceeding), (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, (c) the preparation of this Agreement, the Security Documents, and the preparation and review of lien and record searches, reports, certificates, and/or other documents or information relating from time to time to the taking, perfection, inspection, preservation, protection and/or release of a Lien on the Collateral, the value of the Collateral, or otherwise relating to the Collateral Agent's or any Secured Party's rights, powers and remedies under this Agreement or with respect to the Collateral, and (d) all filing and/or recording taxes or fees and all stamp and other similar taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement and any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees, the Debtors hereby agreeing to indemnify and save the Collateral Agent and the Secured Parties harmless from and against such liabilities.

                  "Event of Default" has the meaning set forth in the Intercreditor Agreement.

                  "Governmental Authority" means any nation or government, any state or other political subdivision or agency thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Hedge Obligations" means all obligations of such Person with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging arrangements (valued at the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association and agreed to by such Person in the applicable hedging agreement, if any, and in any case net of any benefits of such Person).

                  "Identified Accounts" has the meaning set forth in the Credit Agreement.

                  "Intercompany Note" means any intercompany note which is executed by the Borrower or any Subsidiary in favor of any Debtor.

                  "Intercreditor Agreement" has the meaning set forth in the Recitals.

                  "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs, or decrees of any Governmental Authority.

                  "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of any indebtedness or any guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, each Debtor shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                  "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of
(a) the financial condition, operations, business or properties of the Company and its Subsidiaries, taken as a whole, (b) the rights and remedies of the Secured Parties or the Collateral Agent under any of the Transaction Documents or Security Documents or the ability of any Debtor to perform its respective obligations under any of the Transaction Documents or Security Documents, or (c) the legality, validity or enforceability of any of the Transaction Documents or Security Documents.

                  "Non-Factored Accounts" has the meaning set forth in the Credit Agreement.

                  "Note Purchase Agreements" means, individually and collectively, as the context shall require, the Note Purchase Agreements, each dated as of December 18, 1998, executed by the Borrower with (i) The Prudential Insurance Company of America, (ii) The Variable Annuity Life Insurance Company and American General Annuity Insurance Company, (iii) Massachusetts Mutual Life Insurance Company, and (iv) C.M. Life Insurance Company, as amended or supplemented from time to time.

                  "Person" means and includes an individual, a corporation, a limited liability company, a partnership, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a Governmental Authority.

                  "Recording Expenses" has the meaning set forth in the Credit Agreement.

                  "Secured Obligations" means (i) the Bank Obligations and the Senior Note Obligations, subject to the provisions of the Intercreditor Agreement, (ii) all costs and expenses incurred by the Bank Agent pursuant to the Credit Agreement; (iii) all Recording Expense incurred by the Collateral Agent pursuant to Section 5.25 of the Credit Agreement, (iv) all Cash Management Services Obligations, limited, however, as to this clause (iv) to a maximum aggregate amount of $3,000,000 as to all Cash Management Services Providers (prorated among them, if there are more than one at the time of determination), and excluding from this clause (iv) any amounts arising from any failure of any Cash Management Services Provider and/or any of its Affiliates to comply in any material respect with the Guide to the Federal Reserve's Payments System Risk Policy as in effect from time to time; (v) all Hedge Obligations with any Bank or Affiliate thereof subject to the limitations contained in the Intercreditor Agreement; and (vi) all Enforcement Costs.

                  "Secured Parties" has the meaning set forth in the Recitals.

                  "Security Documents" has the meaning set forth in the Credit Agreement.

                  "Senior Note Holders" has the meaning set forth in the Recitals.

                  "Senior Note Obligations" means all obligations, indebtedness and liabilities of the Company to the Senior Note Holders with respect to, without limitation, all of the obligations, indebtedness and liabilities of the

Company incurred or arising from time to time under the Senior Notes (whether in respect of principal, interest, Yield Maintenance Amounts, as defined in the Note Purchase Agreements, without regard to whether such Yield Maintenance Amount is currently due and owing, or otherwise) and the obligations under the Note Purchase Agreements

                  "Senior Notes" means, collectively, Senior Notes issued pursuant to the Note Purchase Agreements to the Senior Note Holders, in the following original amounts: (i) the $3,000,000 7.06% Senior Note and $97,000,000 7.06% Senior Note executed by the Borrower in favor of The Prudential Insurance Company of America; (ii) the $10,000,000 7.06% Senior Note executed by the Borrower in favor of The Variable Annuity Life Insurance Company; (iii) the $15,000,000 7.06% Senior Note executed by the Borrower in favor of American General Annuity Insurance Company; (iv) the $8,500,000 7.06% Senior Note, the $5,600,000 7.06% Senior Note and the $4,900,000 7.06% Senior Note executed by the Borrower in favor of Massachusetts Mutual Life Insurance Company; and (v) the $1,000,000 7.06% Senior Note executed by the Company in favor of C. M. Life Insurance Company, all such Senior Notes being dated as of December 18, 1998, together with any amendments, supplements, renewals, replacements or substitutions of any of such Senior Notes.

                  "Subsidiary" has the meaning set forth in the Credit
Agreement.

                  "Transaction Documents" has the meaning set forth in the Intercreditor Agreement.

                  "UCC" means the New York Uniform Commercial Code.

                                    ARTICLE 1

         SECTION 1.1 Grant of Security Interest. As security for the Secured Obligations, each of the Debtors hereby assigns, pledges and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, and agrees that the Collateral Agent shall have a first priority (except as expressly provided herein or under the Transaction Documents or other Security Documents) perfected and continuing security interest in, all of the Collateral.

         SECTION 1.2 Delivery of Letters of Credit. Contemporaneously with the execution and delivery of this Agreement, each Debtor which is a beneficiary of a letter of credit shall deliver such letter of credit to the Collateral Agent in pledge hereunder.

         SECTION 1.3 Pledge of Intercompany Notes. (a) As further security for the Secured Obligations, each of the Debtors which owns Intercompany Notes hereby assigns and pledges to and with the Collateral Agent, for the ratable benefit of the Secured Parties, and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in the Intercompany Notes owned by it, and all of such Debtor's respective rights and privileges with respect to the Intercompany Notes, and all income and profits thereon, and all interests, dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing.

         (b) Contemporaneously with the execution and delivery of each Intercompany Note to a Debtor subsequent to the date hereof, such Debtor shall deliver such Intercompany Note to the Collateral Agent in pledge hereunder. All Intercompany Notes shall be delivered to the Collateral Agent by the relevant Debtor pursuant hereto endorsed to the order of the Collateral Agent and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Collateral Agent.

         SECTION 1.4 Release. The Collateral Agent will not release Collateral from the Liens created by this Agreement or the other Security Documents except that the Collateral Agent shall (i) release Collateral disposed of pursuant to and in accordance with Section 3.1.10 hereof, (ii) release amounts from the Collateral Reserve Account expressly authorized by Section 3.1.11 hereof, (iii) release Collateral as expressly authorized by Sections 5.05, 5.21(b), 5.22(b),
5.23 and 9.19 of the Credit Agreement or any of provision of any of the Security Documents, (iv) release of all of the Collateral upon termination of the Intercreditor Agreement pursuant to Section 22(i) thereof, and (v) release any of the Collateral with the consent, or upon the direction, of all of the Secured Parties, pursuant to the Intercreditor Agreement. Upon any release of Collateral pursuant to this Agreement or any Loan Document, the Collateral Agent will deliver appropriate UCC-3's or other appropriate documents to the Debtor confirming the release of such Collateral.

                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

         SECTION 2.1 Representations and Warranties. Each Debtor, jointly and severally, represents and warrants to the Collateral Agent as follows:

         2.1.1 Place(s) of Business and Location of Collateral. Set forth on Exhibit A attached hereto and made a part hereof are (i) the address of each of the Debtor's chief executive office and principal place of business, (ii) each of the Debtor's other places of business, (iii) each place owned or leased by any Debtor where the Collateral or any books or records relating thereto are located, and (iv) each Debtor's Federal Identification number.

         2.1.2 Corporate Existence and Power. Each Debtor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, except where the failure to qualify would not have or reasonably be expected to cause a Material Adverse Effect, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to have any such licenses, authorizations, consents and approvals could not have or reasonably be expected to cause a Material Adverse Effect.

         2.1.3 Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by each Debtor of this Agreement (i) are within each Debtor's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of or filing with any Governmental Authority, other than the filing of UCC-1 financing statements and any similar filings required to perfect or protect the Lien granted hereunder, (iv) do not contravene, or constitute a material default under, any provision of applicable Laws or of the certificate or articles of incorporation or by-laws of any Debtor or of any agreement, judgment, injunction, order, decree or other instrument binding upon any Debtor, and (v) do not result in the creation or imposition of any Lien on any asset of any Debtor, other than under this Agreement or any of the Security Documents.

         2.1.4 Binding Agreements. This Agreement constitutes the valid and binding agreement of each Debtor enforceable in accordance with its terms provided that the enforceability hereof is subject to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

         2.1.5 Title to Collateral. Each Debtor has good and marketable title to its respective properties and assets which are included among or give rise to the Collateral. Each Debtor has legal, enforceable and uncontested rights to use freely such respective properties and assets, and such properties and assets are subject to no Lien of any kind, except for (i) the Liens of the Collateral Agent pursuant to this Agreement and the Security Documents, (ii) Liens on Non-Factored Accounts and Identified Accounts pursuant to and subject to the limitations contained in Section 5.23 of the Credit Agreement, and (iii) Liens set forth on Exhibit B attached hereto; provided that such Exhibit B is based on lien search reports received by the Collateral Agent as of the Closing Date, and, to the extent lien search reports ordered on behalf of the Collateral Agent have not been received as of the Closing Date, Exhibit B shall be modified after all such lien search reports have been received to include additional permitted Liens reasonably acceptable to the Collateral Agent based on such additional lien search reports.

         2.1.6 Bona Fide Rights of Payment. Each right of payment in the nature of an account constituting a part of the Collateral arises or will arise under a contract between one of the Debtors and an Account Debtor, or from the bona fide sale or delivery of goods to or performance of services for, such Account Debtor. No Governmental Authority is an Account Debtor with respect to any portion of the Collateral.

         2.1.7 Title to Intercompany Notes. For each Intercompany Note payable to a Debtor, each Debtor owns such Intercompany Note, free and clear of any Liens except for Liens of the Collateral Agent pursuant to this Agreement and the Security Documents. None of the Debtors is or will become a party to or otherwise bound by any agreement, other than this Agreement, the Intercreditor Agreement and the Credit Agreement, which restricts in any manner the rights of any present or future holders of any of the Intercompany Notes with respect thereto.

         2.1.8 Recitals. The Recitals to this Agreement are true, accurately reflect the matters set forth herein and are hereby incorporated into and made a part of this Agreement.

         SECTION 2.2 Survival of Representations and Warranties. All representations and warranties contained in or made under or in connection with this Agreement shall survive the execution of this Agreement and the incurring of any particular Secured Obligations.

                                    ARTICLE 3

                     COVENANTS AND AGREEMENTS OF THE DEBTORS

         SECTION 3.1 Covenants. So long as any of the Secured Obligations (or commitments therefor, if any) shall be outstanding, each Debtor agrees with the Collateral Agent, for itself and the Secured Parties, as follows:

         3.1.1 Conduct of Business and Maintenance of Existence, Compliance with Laws, Etc. Except as otherwise permitted under the Credit Agreement, each Debtor will (i) do or cause to be done all things necessary to preserve and to keep in full force and effect its corporate existence and material rights and its franchises, trade names, patents, trademarks and permits which are necessary for the continuance of its business, and (ii) comply with all applicable Laws and observe the valid requirements of Governmental Authorities, the noncompliance with or the nonobservance of which would materially interfere with the performance of its obligations hereunder or the Collateral Agent's interest in the Collateral.

         3.1.2 Business Names and Addresses. Within the previous 5 years, no Debtor has conducted business under or been legally known by any name and, except as permitted in Section 3.1.3, will not change its name to any other name other than those disclosed on Exhibit A attached hereto and made a part hereof.

         3.1.3 Certain Notices. The Company will notify the Collateral Agent and each Secured Party: (a) not less than 30 days prior to (i) any change in the name or corporate structure under which any Debtor conducts its business, and
(ii) the opening of any new place of business or any change in any of the places where the books and records concerning the Collateral, or any part thereof, are kept (and will provide to the Collateral Agent prior to any such change all financing statements requested by it in connection with such new place of business or location of books and records, as well as any other security instrument that the Collateral Agent may require be executed by any Debtor in order to constitute a Lien upon any new Collateral that may be located (as permitted under Section 3.1.9 hereof) in said new place of business or books and records); and (b) promptly, of (i) the commencement of any litigation affecting any of the Collateral or the title thereto or rights therein, if it arises out of disputes pertaining to the Collateral in an aggregate amount in excess of $200,000 not covered by insurance, or (ii) the occurrence of any material casualty or other loss affecting any material portion of the Collateral.

         3.1.4 Maintenance of the Collateral; Insurance. Each Debtor will maintain the Collateral in good working order, saving and excepting ordinary wear and tear, and will not permit anything to be done to the Collateral which may materially impair the value or use thereof. The Collateral Agent and each Secured Party, or representatives designated by the Collateral Agent or such Secured Party, respectively, shall be permitted to enter the premises of any Debtor and examine, audit and inspect the Collateral at any reasonable time and from time to time with reasonable prior notice. Each Debtor will promptly furnish to the Collateral Agent and each Secured Party all such additional information regarding the Collateral as the Collateral Agent or such Secured Party may from time to time reasonably request. Each Debtor shall maintain insurance on the Collateral consisting of goods with reputable companies, in such amounts and against such risks as are consistent with industry standards, with loss payable to the Collateral Agent as its interests may appear. Such insurance shall not be cancelable by any Debtor, unless with the prior written consent of the Collateral Agent, or by such Debtor's insurer, unless with at least (i) 10 Domestic Business Days advance written notice to the Collateral Agent in the event of a cancellation for nonpayment of premiums or other amounts, or (ii) 30 days advance written notice to the Collateral Agent in all other events.

         3.1.5 Recordings and Filings. Each Debtor shall: (a) execute and deliver all financing documents (including, without limitation, UCC-1 and UCC-3 statements) required to be filed, registered or recorded in order to create, in favor of the Collateral Agent, a first priority (subject to the express provisions hereof), perfected Lien in the Collateral, to the extent such Lien can be perfected under the UCC, in form and in sufficient number for filing, registration, and recording in each office in each jurisdiction in which such filings, registrations and recordations are required, and (b) deliver such evidence as the Collateral Agent may deem satisfactory that all necessary filing fees and all recording and other similar fees, and all taxes and other expenses related to such filings, registrations and recordings will be or have been paid in full.

         3.1.6 Defense of Title and Further Assurances. At its own expense, each of the Debtors will defend the title to the Collateral (or any part thereof), and promptly upon request execute, acknowledge and deliver any financing statement, renewal, affidavit, assignment, continuation statement, security agreement, certificate, or other document the Collateral Agent may reasonably require in order to perfect, preserve, maintain, continue, protect and/or extend the Lien granted to the Collateral Agent under this Agreement and its priority under the UCC. Each Debtor will (i) comply in all material respects with all license agreements relating to any Collateral and, upon the request of the Collateral Agent, use commercially reasonable efforts to obtain and furnish to the Collateral Agent any consents from licensors to effect the purposes of this Agreement, (ii) deliver to the Collateral Agent in pledge all instruments evidencing the obligation to pay any of the Collateral not maintained or pledged with the Collateral Agent, and (iii) from time to time do whatever the Collateral Agent may reasonably request by way of obtaining, executing, delivering, and/or filing financing statements, and other notices and amendments and renewals thereof, and will take any and all steps and observe such formalities as the Collateral Agent may reasonably request, in order to create and maintain a valid Lien upon the Collateral, subject to no other Liens, except as permitted hereby or by the Transaction Documents or other Security Documents. Each Debtor agrees that a photocopy of a fully executed financing statement shall be sufficient to satisfy for all purposes the requirements of a financing statement as set forth in Article 9 of the applicable Uniform Commercial Code. Each Debtor will comply in all material respects with all federal, state and local laws and regulations affecting the Collateral.

         3.1.7 Security, etc. Each Debtor agrees that the Collateral Agent may at any time take such steps as the Collateral Agent deems reasonably necessary to protect the Collateral Agent's Lien upon and interest in, and to preserve the Collateral, whether at the business premises of any Debtor or elsewhere.

         3.1.8 Other Liens. None of the Debtors will permit any Liens on or with respect to all or any part of the Collateral, except as expressly permitted hereby and by the Transaction Documents.

         3.1.9 Location of Collateral. Except as expressly permitted elsewhere in this Agreement or except as may be permitted by the Transaction Documents, without prior written consent of the Collateral Agent, none of the Debtors will transfer or permit the transfer of any of the Collateral except (i) to a location for which the security interest in favor of the Collateral Agent therein shall remain perfected, (ii) to any other location so long as such Debtor shall give the Collateral Agent written notice thereof and deliver executed financing statements as reasonably requested by the Collateral Agent in connection therewith within 30 days of such transfer, or (iii) for Collateral with a book value of less than $50,000 to another location.

         3.1.10 Disposition of Collateral. Without the prior written consent of the Collateral Agent, acting at the direction of the requisite Secured Parties pursuant to Section 11 of the Intercreditor Agreement, none of the Debtors will sell, discount, allow credits or allowances, transfer, assign, extend the time for payment on, convey, lease, assign, transfer or otherwise dispose of the Collateral, or any part thereof, except, prior to an Event of Default, (i) sales of inventory, discounts, co-op advertising, credits or credit allowances and payment extensions in the ordinary course of business in accordance with the customary business practices of such Debtor in effect on the date hereof, and
(ii) as otherwise expressly permitted by the Transaction Documents. Upon the permitted sale, exchange or other disposition of any of the Collateral, the Lien created and provided for herein, without break in continuity and without further formality or act, shall continue in and attach to any proceeds thereof, including, without limitation, any accounts, contract rights, general intangibles, shipping documents, documents of title, bills of lading, warehouse receipts, dock warrants, dock receipts, equipment and cash or non-cash proceeds, and in the event of any unauthorized sale, shall continue in the Collateral itself.

         3.1.11 Depository Accounts; Collections. (a) Promptly after receipt of notice from the Collateral Agent following the occurrence of an Event of Default (regardless of whether it is an Actionable Default), each Debtor will use its best efforts to cause all depositary banks in which Cash Collections are deposited to become Approved Depositaries.

         (b) With respect to all Account Debtors, promptly after receipt of notice from the Collateral Agent following the occurrence of an Event of Default (regardless of whether it is an Actionable Default): (i) each Debtor shall (x) deposit all Cash Collections either with the Collateral Agent or an Approved Depositary and (y) cause each Account Debtor to remit all cash, checks, drafts, items and other instruments for the payment of money which it now has or may at any time hereafter receive as proceeds of the Collateral to the Collateral Agent; and (ii) the Collateral Agent shall have the right in its sole discretion to direct all Approved Depositaries to remit all Cash Deposits held by them to the Collateral Agent as often as the Collateral Agent may require and the Approved Depositaries are hereby authorized and directed to do so by each of the Debtors upon the Collateral Agent's direction. All amounts received by the Collateral Agent under this Section 3.1.11(b) shall be deposited in a Collateral Reserve Account established by the respective Debtor upon the request of the Collateral Agent. During the existence of an Event of Default, none of the Debtors shall be entitled to draw on the funds held by any Approved Depositary without the prior written consent of the Collateral Agent. Any Cash Collections received by any of the Debtors after receipt of the notices set forth in this
Section 3.1.11(b) shall be deemed to be held in trust for the benefit of the Collateral Agent and the Secured Parties as a part of the Collateral until forwarded to the Collateral Agent for deposit in the Collateral Reserve Accounts as required above. Unless and until an Actionable Default is in existence and subject to the provisions of Section 11 of the Intercreditor Agreement, the Collateral Agent will transfer on each Business Day collected amounts in the Collateral Reserve Accounts to the respective Debtor's operating account. During the existence of an Actionable Default, and subject to the provisions of Section 11 of the Intercreditor Agreement, (1) the Collateral Agent will apply collected amounts in the Collateral Reserve Accounts to the Secured Obligations pursuant to Section 12 of the Intercreditor Agreement, and (2) the Collateral Agent may, additionally, at any time in its sole discretion or if requested in writing by the requisite Secured Parties pursuant to Section 11 of the Intercreditor Agreement, direct Account Debtors to make payments on the Collateral, or portions thereof, directly to the Collateral Agent, and such Account Debtors are hereby authorized and directed to do so by each of the Debtors upon the Collateral Agent's direction, and the funds so received shall be also deposited in the respective Collateral Reserve Account, or, at the election of the Collateral Agent, upon its receipt thereof, be applied directly to repayment of the Secured Obligations as set forth in the Intercreditor Agreement.

                                    ARTICLE 4

                        RIGHTS AND REMEDIES UPON DEFAULT

         SECTION 4.1   Rights and Remedies, etc.

         4.1.1 General Rights and Remedies. If any Actionable Default is in existence, then, in each and every such case, the Collateral Agent may, at its option exercised from time to time, and at the written direction of the requisite Secured Parties will, subject to and as provided in Section 11 of the Intercreditor Agreement, at any time thereafter while such Actionable Default is continuing, exercise any rights, powers and remedies available to the Collateral Agent under this Agreement, the Intercreditor Agreement and applicable Laws.

         4.1.2 Enforcement Costs; Application of Proceeds. The Company agrees to pay to the Collateral Agent all Enforcement Costs paid or incurred by the Collateral Agent. This agreement in this Section 4.1.2 shall survive the termination of this Agreement and the Lien on the Collateral. All Enforcement Costs, together with interest thereon from the date of any demand therefor until paid in full at a per annum rate of interest equal at all times to the Default Rate, shall be paid by the Company to the Collateral Agent whenever demanded by the Collateral Agent.

         Any proceeds of the collection of the sale or other disposition of the Collateral will be applied by the Collateral Agent in accordance with the terms of Section 12 of the Intercreditor Agreement. If the sale or other disposition of the Collateral fails to satisfy all of the Secured Obligations, the Debtors shall remain liable to the Collateral Agent and the Secured Parties for any deficiency. Any surplus from the sale or disposition of the Collateral shall be paid to the respective Debtor or to any other party entitled thereto or shall otherwise be paid over in a manner permitted by law after payment in full of all Secured Obligations and the Enforcement Costs related to any such payment.

         4.1.3 Uniform Commercial Code and Other Remedies. Upon the occurrence of an Event of Default (and in addition to all of its rights, powers and remedies under this Agreement), the Collateral Agent shall have all of the rights, powers and remedies of a secured party under the New York Uniform Commercial Code, the Uniform Commercial Code in effect in any other applicable State, and other applicable laws. Upon such occurrence and demand by the Collateral Agent, each Debtor shall assemble the Collateral and make it available to the Collateral Agent, at a place reasonably convenient for such purpose as designated by the Collateral Agent. Upon an Actionable Default, the Collateral Agent or its agents may enter upon each Debtor's premises to take possession of the Collateral, to remove it, to render it unusable, or to sell or otherwise dispose of it. Any written notice of the sale, disposition or other intended action by the Collateral Agent with respect to the Collateral which is sent by regular mail, postage prepaid, to the Debtors at the addresses set forth for notices herein, or such other address of the Debtors which may from time to time be shown on the Collateral Agent's records, at least 10 days prior to such sale, disposition or other action, shall constitute reasonable notice to each such Debtor.

         4.1.4 Power of Attorney. Each Debtor hereby irrevocably designates and appoints the Collateral Agent its true and lawful attorney either in the name of the Collateral Agent or in the name of each respective Debtor, effective upon the occurrence and during the existence of an Actionable Default, to ask for, demand, sue for, collect, compromise, compound, receive, receipt for and give acquittance for any and all sums owing or which may become due upon any part of the Collateral or under any insurance maintained in accordance with the Security Documents and, in connection therewith, to take any and all actions as the Collateral Agent may deem necessary or desirable in order to realize upon the Collateral or under any insurance maintained in accordance with the Security Documents, including, without limitation, power to endorse in the name of each Debtor on any checks, drafts, notes or other instruments received in payment of or on account of the Collateral or under any insurance maintained in accordance with the Security Documents, or to sign each Debtor's name on any invoice or bill of lading relating to the Collateral, on notices of assignment, on public records, on verifications of Collateral and on notices to Account Debtors, or on any proof of claim in bankruptcy proceeding against an Account Debtor and any other obligor with respect to the Collateral, to send requests for verification from Account Debtors, to notify the post office authorities to change the address for delivery of each Debtor's mail to an address designated by the Collateral Agent and to receive, open and dispose of all mail addressed to each Debtor. Notwithstanding the foregoing, the Collateral Agent shall not be under any duty to any Debtor to exercise any such authority or power or in any way be responsible for the collection of the Collateral or under any insurance maintained in accordance with the Security Documents. The foregoing power of attorney, being coupled with an interest, is irrevocable until the Secured Obligations have been fully satisfied and any commitments therefor terminated. The Collateral Agent may file one or more financing statements disclosing its Lien in any or all of the Collateral without any Debtor's signature appearing thereon. Each Debtor also hereby grants to the Collateral Agent a power of attorney to execute any such financing statement, or amendments and supplements to financing statements, on behalf of such Debtor without notice thereof to such Debtor, which power of attorney is coupled with an interest and is irrevocable until the Secured Obligations have been fully satisfied and this Agreement terminated.

                                    ARTICLE 5

                                  MISCELLANEOUS

         SECTION 5.1 Course of Dealing; Amendment. No course of dealing between any Debtor and the Collateral Agent shall be effective to amend, modify or change any provision of this Agreement, and this Agreement may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Collateral Agent (at the direction of the requisite Secured Parties as required by the Intercreditor Agreement) and each Debtor. The Collateral Agent shall have the right at all times, subject to the rights of the Secured Parties under the Intercreditor Agreement, to enforce the provisions of this Agreement in strict accordance with the terms hereof and thereof, notwithstanding any conduct or custom on the part of the Collateral Agent in refraining from so doing at any time or times. The failure or delay of the Collateral Agent at any time or times to enforce the rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or as having in any way or manner modified or waived the same.

         SECTION 5.2 Waiver, Cumulative Remedies. Subject to the rights of the Secured Parties under the Intercreditor Agreement and the applicable Debtor under the Security Documents and the Transaction Documents, the Collateral Agent may, on behalf of the Secured Parties:

         (a) at any time and from time to time, execute and deliver to the Debtors a written instrument waiving, on such terms and conditions as the Collateral Agent may specify in such written instrument, any of the requirements of this Agreement or any Event of Default hereunder and its consequences, provided, that any such waiver shall be for such period and subject and limited to such conditions as shall be specified in any such instrument and to the instance for which the waiver is given. In the case of any such waiver, each of the Debtor and the Collateral Agent shall be restored to their former positions prior to such Event of Default and shall have the same rights as they had hereunder. The rights, powers and remedies provided in this Agreement are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Collateral Agent shall determine, and are in addition to, and not exclusive of, rights, powers and remedies provided by applicable Laws.

         (b) proceed against any of the Collateral without proceeding against the Debtors or other Persons obligated under any of the Secured Obligations;

         (c) without reducing or impairing the Secured Obligations of the Debtors and without notice, release or compromise with any guarantor or other Person liable for all or any part of the Secured Obligations;

         (d) without reducing or impairing the Secured Obligations of the Debtors and without notice thereof: (i) fail to perfect the Lien in any or all Collateral or to release any or all the Collateral or to accept substitute Collateral, (ii) allow all or any of the Secured Obligations to arise after the date of this Agreement, (iii) waive any provision of this Agreement, (iv) exercise or fail to exercise rights of set-off or other rights, (v) accept partial payments or extend from time to time the maturity of all or any part of the Secured Obligations, and (vi) take or fail to take any action under this Agreement or against any one or more Persons obligated under the Secured Obligations.

Each of the Debtors hereby waives and releases all claims and defenses against the Collateral Agent and the Secured Parties and/or with respect to the payment of or the enforcement of the Secured Obligations and the Collateral Agent's rights in the Collateral on account of any of the foregoing, except as to the Collateral Agent's and the Secured Parties' gross negligence or willful misconduct.

         SECTION 5.3 Notices. All notices, requests and demands to or upon the parties to this Agreement shall be deemed to have been given or made when so given or made in accordance with the Intercreditor Agreement.

         SECTION 5.4 Management and Administration by Collateral Agent. The Collateral Agent shall not have any duty to any of the Debtors to pay for insurance, taxes, or other charges incurred in the custody, preservation, use or operation of, or in connection with the management of, any Collateral on which a Lien is granted in connection with this Agreement; provided, however, that the Collateral Agent may (in its sole discretion) pay such expenses. All such payments shall be part of the Secured Obligations and shall bear interest payable on demand by the Company from the date of any demand therefor until paid in full at the Default Rate.

         SECTION 5.5 Waiver of Jury Trial; Consent to Jurisdiction. EACH OF THE DEBTORS (A) AND THE COLLATERAL AGENT IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF THIS AGREEMENT TO THE EXTENT PERMITTED BY LAW, (B) SUBMITS TO THE NONEXCLUSIVE PERSONAL JURISDICTION IN FULTON COUNTY, GEORGIA, OF THE COURTS THEREOF AND THE UNITED STATES DISTRICT COURTS FOR THE NORTHERN DISTRICT OF GEORGIA, FOR THE ENFORCEMENT OF THIS AGREEMENT, (C) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY JURISDICTION TO OBJECT ON ANY BASIS (INCLUDING, WITHOUT LIMITATION, INCONVENIENCE OF FORUM) TO JURISDICTION OR VENUE WITHIN THE STATE OF GEORGIA FOR THE PURPOSE OF LITIGATION TO ENFORCE THIS AGREEMENT, AND
(D) AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN THE MANNER PRESCRIBED IN THE INTERCREDITOR AGREEMENT FOR THE GIVING OF NOTICE TO THE COMPANY. NOTHING HEREIN CONTAINED, HOWEVER, SHALL PREVENT THE COLLATERAL AGENT FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST ANY COLLATERAL AND AGAINST ANY OF THE DEBTORS PERSONALLY, AND AGAINST ANY ASSETS OF THE DEBTORS, WITHIN ANY OTHER STATE OR JURISDICTION.

         SECTION 5.6 Severability. In case one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any Laws, the validity, legality and enforceability of the remaining provisions contained herein shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby.

         SECTION 5.7 Assignment, Etc. The Collateral Agent shall have the right to divulge to any actual or potential purchaser, assignee, transferee or participant of the Collateral and/or the Secured Obligations, or any part thereof, all information, reports, financial statements and documents obtained in connection with this Agreement or otherwise. Notwithstanding anything contained herein, any confidentiality restriction agreed to by any person shall continue to be binding upon such person.

         SECTION 5.8 Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the Debtors and the Collateral Agent and their respective successors and assigns, except that the none of the Debtors shall have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of the Collateral Agent.

         SECTION 5.9 APPLICABLE LAW. EACH OF THE DEBTORS ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 5.10 Definitional Provisions. Unless otherwise defined herein, as used in this Agreement and in any certificate, report or other document made or delivered pursuant hereto, accounting terms not otherwise defined herein, and accounting terms only partly defined herein, to the extent not defined, shall have the respective meanings given to them under generally accepted United States accounting principles consistently applied to the Debtors. Unless otherwise defined herein, all terms used herein which are defined by the New York Uniform Commercial Code shall have the same meanings as assigned to them by the New York Uniform Commercial Code unless and to the extent varied by this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references are references to articles, sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. The captions, headings and titles to this Agreement and its sections, subsections and other parts are only for the convenience of the parties and are not part of this Agreement. As used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Reference to this Agreement or to any one or more of the instruments, agreements or documents previously, simultaneously or hereafter executed and delivered by any of the Debtors, any guarantor and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or otherwise in connection with any of the Secured Obligations and/or in connection with this Agreement shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified.

         SECTION 5.11 Continuing Enforcement of the Transaction Documents. If, after receipt of any payment of all or any part of the Secured Obligations of the Debtors to the Collateral Agent or any of the Secured Parties, the Collateral Agent is or any such Secured Parties are compelled or agree, for settlement purposes, to surrender such payment to any person or entity for any reason, then this Agreement and the other Security Documents, and the applicable Transaction Documents shall continue in full force and effect or be reinstated, as the case may be. The provisions of this Section 5.11 shall survive the termination of this Agreement, the other Security Documents and the Transaction

Documents and shall be and remain effective notwithstanding the payment of the Secured Obligations, the cancellation of the Security Agreement, any other Security Documents or the Transaction Documents, the release of any security interest, lien or encumbrance securing the Secured Obligations or any other action which the Collateral Agent or any of the Secured Parties may have taken in reliance upon its receipt of such payment.

         SECTION 5.12 Additional Debtors. Section 5.21 of the Credit Agreement provides that Significant Domestic Subsidiaries which are not Guarantors (as defined in the Credit Agreement) must become Guarantors, by, among other things, executing and delivering to the Collateral Agent a counterpart of this Agreement. Any Significant Domestic Subsidiary which executes and delivers to the Collateral Agent a counterpart of this Agreement shall be a Debtor for all purposes hereunder.

                     [SIGNATURES COMMENCE ON THE NEXT PAGE]

         IN WITNESS WHEREOF, each of the Debtors has executed and delivered this Agreement as of the day and year first written above.

                               "DEBTORS"
                               GUILFORD MILLS, INC.                     (SEAL)


                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                               CURTAINS AND FABRICS, INC.
                               a New York corporation                   (SEAL)


                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                               GOLD MILLS, INC.                         (SEAL)
                               a Delaware corporation


                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                               RASCHEL FASHION INTERKNITTING, LTD
                                 a New York corporation                 (SEAL)


                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:


WACHOVIA BANK, N.A.,                        (SEAL)
as Collateral Agent for the Secured Parties


By:
   ---------------------------------------------
   Name:
   Title:

                                    EXHIBIT A


I.       CHIEF EXECUTIVE OFFICE/PRINCIPAL PLACE OF BUSINESS OF THE DEBTORS
         -----------------------------------------------------------------

         Guilford Mills, Inc.
         4925 West Market Street
         Greensboro, North Carolina  27407

         Gold Mills, Inc.
         141 North Wideawake Street
         Pine Grove, PA  17963

         Raschel Fashion Interknitting, Ltd.
         500 Palisade Street
         Herkimer, NY  13350

         Curtains and Fabrics, Inc.
         104 North Grand Street
         Cobleskill, NY  12043

II.      PLACES OF BUSINESS AND COLLATERAL LOCATIONS
         -------------------------------------------

         GUILFORD MILLS, INC.:

         ----------------------------------- ----------------------------- ----------------------------------------------
                      LOCATION                          COUNTY                               FACILITY
         ----------------------------------- ----------------------------- ----------------------------------------------
         GREENSBORO, NC                      GUILFORD                      FISHMAN PLANT
         ----------------------------------- ----------------------------- ----------------------------------------------
         GREENSBORO, NC                      GUILFORD                      GREENBERG PLANT
         ----------------------------------- ----------------------------- ----------------------------------------------
         LUMBERTON, NC                       ROBESON                       LUMBERTON CIRCULAR KNIT PLANT
         ----------------------------------- ----------------------------- ----------------------------------------------
         LOS ANGELES, CA                     LOS ANGELES                   APPAREL SALES OFFICE
         ----------------------------------- ----------------------------- ----------------------------------------------
         NEW YORK, NY                        NEW YORK                      469 7TH AVENUE NY
         ----------------------------------- ----------------------------- ----------------------------------------------
         SAN FRANCISCO, CA                   SAN FRANCISCO                 APPAREL SALES OFFICE
         ----------------------------------- ----------------------------- ----------------------------------------------
         SKOKIE, IL                          COOK COUNTY                   APPAREL SALES OFFICE
         ----------------------------------- ----------------------------- ----------------------------------------------
         GREENSBORO, NC                      GUILFORD                      FRIENDSHIP - APPAREL WAREHOUSE
         ----------------------------------- ----------------------------- ----------------------------------------------
         LUMBERTON, NC                       ROBESON                       APPAREL WAREHOUSE
         ----------------------------------- ----------------------------- ----------------------------------------------
         HIGH POINT, NC                      GUILFORD                      APPAREL/HF HIGH POINT SHOWROOM
         ----------------------------------- ----------------------------- ----------------------------------------------
         GREENSBORO, NC                      GUILFORD                      FRIENDSHIP
         ----------------------------------- ----------------------------- ----------------------------------------------
         WALLACE, NC                         DUPLIN                        WALLACE - WEAVING
         ----------------------------------- ----------------------------- ----------------------------------------------
         KENANSVILLE, NC                     DUPLIN                        GUILFORD EAST AUTOMOTIVE PLANT
         ----------------------------------- ----------------------------- ----------------------------------------------
         KENANSVILLE, NC                     DUPLIN                        AUTO WAREHOUSE
         ----------------------------------- ----------------------------- ----------------------------------------------
         PLANO, TX                           COLLIN                        HOME FASHIONS SALES OFFICE
         ----------------------------------- ----------------------------- ----------------------------------------------
         FUQUAY-VARINA, NC                   WAKE                          FUQUAY-VARINA FIBER PLANT
         ----------------------------------- ----------------------------- ----------------------------------------------
         GREENSBORO, NC                      GUILFORD                      HORNADAY WARPING PLANT
         ----------------------------------- ----------------------------- ----------------------------------------------
         ANGIER, NC                          HARNETT                       FIBERS WAREHOUSE
         ----------------------------------- ----------------------------- ----------------------------------------------
         WASHINGTON, DC                      DISTRICT OF COLUMBIA          WASHINGTON LIASON
         ----------------------------------- ----------------------------- ----------------------------------------------
         GREENSBORO, NC                      GUILFORD                      LYNCH BUILDING
         ----------------------------------- ----------------------------- ----------------------------------------------
         GREENSBORO, NC                      GUILFORD                      HR & PURCHASING WENDOVER
         ----------------------------------- ----------------------------- ----------------------------------------------
         GREENSBORO, NC                      GUILFORD                      HR TRAINING FACILITY WENDOVER
         ----------------------------------- ----------------------------- ----------------------------------------------
         GREENSBORO, NC                      GUILFORD                      IFD BUILDING
         ----------------------------------- ----------------------------- ----------------------------------------------

         RASCHEL FASHION INTERKNITTING, LTD.:
         ----------------------------------- ----------------------------- ----------------------------------------------
                      LOCATION                          COUNTY                               FACILITY
         ----------------------------------- ----------------------------- ----------------------------------------------
         COBLESKILL, NY                      SCHOHARIE                     NORTH PLANT - COBLESKILL
         ----------------------------------- ----------------------------- ----------------------------------------------
         COBLESKILL, NY                      SCHOHARIE                     SOUTH PLANT - COBLESKILL
         ----------------------------------- ----------------------------- ----------------------------------------------
         COBLESKILL, NY                      SCHOHARIE                     WAREHOUSE - COBLESKILL
         ----------------------------------- ----------------------------- ----------------------------------------------
         HOWES CAVE, NY                      SCHOHARIE                     GFD NORTH (BRAMANVILLE) WAREHOUSE
         ----------------------------------- ----------------------------- ----------------------------------------------

         GOLD MILLS, INC.:
         ----------------------------------- ----------------------------- ----------------------------------------------
                      LOCATION                          COUNTY                               FACILITY
         ----------------------------------- ----------------------------- ----------------------------------------------
         Pine Grove, PA                      Schuylkill                    Pine Grove Knitting, Dyeing
         ----------------------------------- ----------------------------- ----------------------------------------------

         CURTAINS AND FABRICS, INC.
         ----------------------------------- ----------------------------- ----------------------------------------------
                      LOCATION                          COUNTY                               FACILITY
         ----------------------------------- ----------------------------- ----------------------------------------------
         Herkimer, NY                        Herkimer                      Herkimer Bedding Plant
         ----------------------------------- ----------------------------- ----------------------------------------------
         Herkimer, NY                        Herkimer                      Herkimer Curtain Plant
         ----------------------------------- ----------------------------- ----------------------------------------------

                                      228

         ----------------------------------- ----------------------------- ----------------------------------------------
         Herkimer, NY                        Herkimer                      Herkimer Maint/Waste Plants
         ----------------------------------- ----------------------------- ----------------------------------------------
         Amherst, NY                         Erie                          Amherst Outlet Store
         ----------------------------------- ----------------------------- ----------------------------------------------
         Burlington, NC                      Alamance                      Burlington Outlet Store
         ----------------------------------- ----------------------------- ----------------------------------------------
         Herkimer, NY                        Herkimer                      Herkimer Outlet Store
         ----------------------------------- ----------------------------- ----------------------------------------------
         Latham, NY                          Albany                        Latham Outlet Store
         ----------------------------------- ----------------------------- ----------------------------------------------


III.     FEDERAL IDENTIFICATION NUMBERS
         ------------------------------

         GUILFORD MILLS, INC.
         Tax I.D. #:  13-1995928

         CURTAINS AND FABRICS, INC.
         Tax I.D. #14-1696740

         GOLD MILLS, INC.
         Tax I.D. #:  13-5572386

         RASCHEL FASHION INTERKNITTING, LTD.
         Tax I.D. #:  14-1684510

IV.      OTHER BUSINESS NAMES
         --------------------

         On May 31, 1995, Cobleskill Novelty Fibers, Inc. merged with and into Raschel Fashion Interknitting, Ltd.

         Curtains and Fabrics, Inc. has used the names Guilford Home Fashions and Hofmman Laces.

REVISED JUNE 5, 2000
                                    EXHIBIT B
                                    ---------
                               PERMITTED LIENS(5)

(Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Security Agreement to which this Exhibit is attached.)

GUILFORD MILLS, INC.:


GOLD MILLS, INC:


RASCHEL FASHION INTERKNITTING, INC.:


CURTAINS AND FABRICS, INC.:


----------
5 Exhibit B shall be modified after all lien search reports have been received by the Collateral Agent to include additional permitted Liens reasonably acceptable to the Collateral Agent based on such additional lien search reports.

                                                                       EXHIBIT P
                                                                       ---------


                          PATENT COLLATERAL ASSIGNMENT

         IT IS HEREBY AGREED as of May 26, 2000 among GUILFORD MILLS, INC., a Delaware corporation (the "Company"), GFD FABRICS, INC., a North Carolina corporation, both with their executive offices at 4925 West Market Street, Greensboro, North Carolina 27407 (collectively, the "Assignors" and each individually, an "Assignor", which term shall refer to any Significant Domestic Subsidiary (as defined in the Credit Agreement described below) which becomes an Assignor pursuant to Paragraph 12 hereof and Section 5.21 of the Credit Agreement) and WACHOVIA BANK, N.A., a national banking association (in its individual capacity, "Wachovia") organized under the laws of the United States of America, as collateral agent (in such capacity, together with its successors and assigns, "Collateral Agent") for itself, and for (i) The Prudential Insurance Company of America, The Variable Annuity Life Insurance Company, American General Annuity Insurance Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company (collectively, together with any other holders of Senior Notes, as defined in and from time to time pursuant to the Note Purchase Agreements, as defined in the Intercreditor Agreement described below, the "Senior Note Holders") and (ii) Wachovia, First Union National Bank, Bank One, N.A. and Branch Banking and Trust Company (collectively, together with any other Banks parties from time to time to the Credit Agreement (the "Credit Agreement") dated as of even date herewith among the Company, Wachovia, as Administrative Agent, First Union National Bank, as Syndication Agent, Bank One, N.A., as Documentation Agent, and the Banks listed therein, the "Banks"; the Senior Note Holders and the Banks being collectively referred to, together with any Cash Management Services Provider (as defined in the Intercreditor Agreement), with respect to Cash Management Services Obligations (as defined in the Intercreditor Agreement), and any Bank providing hedge arrangements giving rise to Hedge Obligations (as defined in the Intercreditor Agreement), as "Secured Parties"), in connection with that certain Intercreditor Agreement by and among the Company, the Collateral Agent and the Secured Parties dated as of May 26, 2000 (as amended or otherwise modified from time to time, the "Intercreditor Agreement") as follows:

         1. As collateral security for, and to secure the prompt payment in full of the Secured Obligations (as defined in the Intercreditor Agreement), each of the Assignors hereby grants, assigns, and conveys to the Collateral Agent, for the ratable benefit of the Secured Parties, the entire right, title, and interest in and to the respective patent applications and patents listed in Exhibit "A" attached hereto, including, without limitation, all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present, and future infringements, all rights corresponding thereto throughout the world, and all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof (collectively, the "Patents").

         2. Each of the Assignors, jointly and severally, covenants and warrants that:

                  (a) The Patents (other than patent applications) are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

                  (b) Each of the Patents (other than patent applications) is valid and enforceable;

                  (c) Except as set forth on Schedule 2(c), each of the Assignors is the sole and exclusive owner of the entire and unencumbered right, title, and interest in and to each of the respective Patents as set forth on Exhibit "A", free and clear of any liens, charges, and encumbrances, including, without limitation, licenses, shop rights, and covenants by any Assignor not to sue third persons; and

                  (d) Each Assignor has the unqualified right to enter into this Agreement and perform its terms.

         3. Each Assignor agrees that, until all of the Secured Obligations shall have been satisfied in full, it will not enter into any agreement (for example, a license agreement) which is inconsistent with such Assignor's obligations under this Agreement without the Collateral Agent's prior written consent, except as permitted under the Credit Agreement.

         4. If, before the Secured Obligations shall have been satisfied in full, any Assignor shall obtain rights to any new patentable inventions, or become entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any patent or any improvement of any Patent, the provisions of Paragraph 1 shall automatically apply thereto and such Assignor shall give to the Collateral Agent prompt notice thereof in writing.

         5. Each Assignor authorizes the Collateral Agent to modify this Agreement by amending Exhibit "A" to include any future patents and patent applications which are Patents under Paragraph 4 or Paragraph 12 hereof.

         6. Unless and until there shall have occurred and be continuing an Event of Default (as defined in the Intercreditor Agreement), the Collateral Agent hereby grants to each Assignor the exclusive, nontransferable right and license to make, have made, use, and sell the inventions disclosed and claimed in the Patents and to collect and use the proceeds thereof and exercise all rights assigned hereby for such Assignor's and any Subsidiary's (as defined in the Credit Agreement) own benefit and account and for none other. Except as permitted under the Credit Agreement, each Assignor agrees not to sell or assign its interest in, or grant any sublicense under, the license granted to such Assignor in this Paragraph 6, without the prior written consent of the Collateral Agent.

         7. If any Event of Default shall have occurred, each Assignor's license under the Patents as set forth in Paragraph 6 shall terminate upon written notice from the Collateral Agent, and the Collateral Agent shall have, in addition to all other rights and remedies given it by this Agreement, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents may be located and, without limiting the generality of the foregoing, the Collateral Agent may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to Assignors, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in the State of Georgia, or elsewhere, the whole or from time to time any part of the Patents, or interest which any of the Assignors may have therein, and after deducting from the proceeds of sale or other disposition of the Patents all expenses (including all reasonable expenses for broker's fees and legal services), shall apply the residue of such proceeds toward the payment of the Secured Obligations pursuant to the Intercreditor Agreement. Any remainder of the proceeds after payment in full of the Secured Obligations pursuant to the Intercreditor Agreement shall be paid over to the Company. Notice of any sale or other disposition of the Patents shall be given to the applicable Assignor at least ten (10) days before the time of any intended public or private sale or other disposition of the Patents is to be made, which each Assignor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, the Collateral Agent may, to the extent permissible under applicable law, purchase the whole or any part of the Patents sold, free from any right of redemption on the part of the Assignors, which right is hereby waived and released.

         8. At such time as the Company shall completely satisfy all of the Secured Obligations in accordance with the Intercreditor Agreement, the Collateral Agent shall execute and deliver to the applicable Assignor all deeds, assignments, and other instruments as may be necessary or proper to revest in such Assignor full title to the applicable Patents, subject to any disposition thereof which may have been made by the Collateral Agent pursuant hereto.

         9. Any and all fees, costs, and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses, incurred by the Collateral Agent in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances, or otherwise protecting, maintaining, preserving the Patents, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents after the license granted pursuant to Paragraph 6 hereof is terminated pursuant to Paragraph 7, shall be borne and paid by the Company on demand by the Collateral Agent and until so paid shall be added to the principal amount of the Secured Obligations and shall bear interest at the Default Rate (as defined in the Credit Agreement).

         10. Each Assignor shall have the duty, through counsel acceptable to the Collateral Agent in its reasonable discretion, to prosecute diligently any applicable patent application of the Patents pending as of the date of this Agreement or thereafter until the Secured Obligations shall have been paid in full, to make application on the respective Assignor's unpatented but patentable inventions and to preserve and maintain all applicable rights in patent applications and patents of the Patents in accordance with customary business practice and industry standards, in each case, to the extent reasonably deemed prudent by the respective Assignor. Any expenses incurred in connection with such an application shall be borne by the respective Assignor.

         11. After the license granted pursuant to Paragraph 6 hereof is terminated pursuant to Paragraph 7, the Collateral Agent shall have the rights but shall in no way be obligated to bring suit in its own name to enforce the Patents and any license hereunder, in which event the relevant Assignor shall at the request of the Collateral Agent do any and all lawful acts and execute any and all proper documents required by the Collateral Agent in aid of such enforcement, and the Company shall promptly, upon demand, reimburse and indemnify the Collateral Agent for all reasonable costs and expenses incurred by the Collateral Agent in the exercise of its rights under this Paragraph 11.

         12. Section 5.21 of the Credit Agreement provides that Significant Domestic Subsidiaries which are not Guarantors (as defined in the Credit Agreement) must become Guarantors by, among other things, executing and delivering to the Collateral Agent a counterpart of this Agreement; provided, however, that any Guarantor that does not own Patents shall not be required to execute a counterpart to this Agreement. Any Guarantor which is not a party to this Agreement that obtains Patents subsequent to the date hereof shall likewise be required to execute and deliver to the Collateral Agent a counterpart of this Agreement. Any Guarantor which executes and delivers to the Collateral Agent a counterpart of this Agreement shall be an Assignor for all purposes hereunder.

         13. No course of dealing between any Assignor and the Collateral Agent, nor any failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, any right, power, or privilege hereunder or under the Credit Agreement or the Intercreditor Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder or thereunder preclude any other or future exercise thereof or the exercise of any other right, power, or privilege.

         14. All of the Collateral Agent's rights and remedies with respect to the Patents, whether established hereby or by the Credit Agreement or the Intercreditor Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

         15. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable, in whole or in part, in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part hereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         16. This Agreement is subject to modification only by a writing signed by the parties, except as provided in Paragraph 5.

         17. Upon indefeasible payment in full of all of the Bank Obligations (as defined in the Intercreditor Agreement), and termination of all Commitments under the Credit Agreement, this Agreement shall terminate. Upon termination of this Agreement in accordance with its terms the Collateral Agent agrees to take such actions as the Company may reasonably request, and at the sole cost and expense of the Company, to evidence the termination of this Agreement, including, without limitation, the filing of any releases or any termination statements under the Uniform Commercial Code.

         18. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and the permitted assigns of the parties, except that none of the Assignors shall be permitted to assign this Agreement or any interest herein or in the Patents, or any part thereof.

         19. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         20. Except as otherwise provided herein, any notice required hereunder shall be given in accordance with the applicable terms of the Credit Agreement.

                     [Signatures Contained on the Next Page]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement and have caused their corporate seals to be affixed hereto on the date first above written.

                                            WACHOVIA BANK, N.A.,
                                            as Collateral Agent


                                            By:
                                               --------------------------------
                                               Title:

ATTEST:                                     GUILFORD MILLS, INC.

By:                                         By:
   ----------------------------------          --------------------------------
              Secretary                        Title:

(Corporate Seal)

ATTEST:                                     GFD FABRICS, INC.

By:                                         By:
   ----------------------------------          --------------------------------
              Secretary                        Title:

(Corporate Seal)

STATE OF                            )
         ---------------------------
                                    )
COUNTY OF                           )
          --------------------------


         BEFORE ME, the undersigned Notary Public, on this day personally appeared _________________________________ of Guilford Mills, Inc., a Delaware
corporation, and _________________________________ of GFD Fabrics, Inc., a North
Carolina corporation, proved to me to be the persons and officers whose names are subscribed to the foregoing instrument and acknowledged to me that the same was the act of said corporations, and that each executed the same as the act of said corporation for the purpose and consideration therein expressed and in the capacity therein stated:

         GIVEN UNDER MY HAND AND OFFICIAL SEAL this ____ day of ____________, 2000.




                                          ----------------------------------
                                          Notary Public in and for the State
                                          of _______________



(SEAL)

My Commission Expires:

---------------------------

                                    EXHIBIT A
                                    ---------

                                     PATENTS
                                     -------

                              GUILFORD MILLS, INC.
                              --------------------

                           PENDING PATENT APPLICATIONS

---------------------------- ----------------- ------------------------- ---------------------------------------------
        DATE FILED              APPL. NO.            INVENTOR(S)                            TITLE
---------------------------- ----------------- ------------------------- ---------------------------------------------

---------------------------- ----------------- ------------------------- ---------------------------------------------

---------------------------- ----------------- ------------------------- ---------------------------------------------

---------------------------- ----------------- ------------------------- ---------------------------------------------

---------------------------- ----------------- ------------------------- ---------------------------------------------

---------------------------- ----------------- ------------------------- ---------------------------------------------

---------------------------- ----------------- ------------------------- ---------------------------------------------

---------------------------- ----------------- ------------------------- ---------------------------------------------

---------------------------- ----------------- ------------------------- ---------------------------------------------

---------------------------- ----------------- ------------------------- ---------------------------------------------


                                 ISSUED PATENTS

---------------------------- ----------------- ------------------------- ---------------------------------------------
ISSUE DATE                   PATENT NO.        INVENTOR(S)               TITLE
---------------------------- ----------------- ------------------------- ---------------------------------------------
03/24/1992                       Canadian      Scheller                  NAPPED WARP-KNITTED FABRIC AND METHOD OF
                                1,297,685                                PRODUCING SAME
---------------------------- ----------------- ------------------------- ---------------------------------------------
11/05/1996                   European          Byles                     TEXTILE FABRIC WITH OPPOSED ABSORBENT AND
                             0429802                                     NON-ABSORBENT LAYERS AND METHOD OF
                                                                         FABRICATING SAME (Corresponds to U.S.
                                                                         Patent No. 5,065,600)
---------------------------- ----------------- ------------------------- ---------------------------------------------
05/15/1996                   European          Peake & Spillane          LOOP-TYPE TEXTILE FASTENER FABRIC AND
                             0517275                                     METHOD OF PRODUCING SAME (Corresponds to
                                                                         U.S. Patent No. 5,214,942)
---------------------------- ----------------- ------------------------- ---------------------------------------------
09/23/1997                   5,669,247         McCartney, Allen &        UNDERWIRE BRASSIERE, WARP KNITTED TEXTILE
                                               Donaghy                   FABRIC FOR USE IN FABRICATING SAME, AND
                                                                         METHOD OF WARP KNITTING SUCH FABRIC
---------------------------- ----------------- ------------------------- ---------------------------------------------
05/05/1998                   5,746,046         McCartney, Beard & Inman  METHOD FOR FORMING COMMINGLED COMPOSITE YARN
---------------------------- ----------------- ------------------------- ---------------------------------------------
12/16/1998                   European Patent   Spillane & Kowalski       WARP KNITTED TEXTILE SPACER FABRIC, METHOD
                             No.                                         OF PRODUCING SAME, AND PRODUCT PRODUCED
                             0692563                                     THEREFROM
---------------------------- ----------------- ------------------------- ---------------------------------------------
01/05/1999                   5,855,124         Donaghy & Azuero          MOLDABLE WARP KNITTED FABRIC AND METHOD OF
                                                                         FORMING A SEAMLESS MOLDED FABRIC PORTION
                                                                         THEREFROM
---------------------------- ----------------- ------------------------- ---------------------------------------------

                                      238

---------------------------- ----------------- ------------------------- ---------------------------------------------
12/07/1999                   5,996,378         McCartney                 KNITTED TEXTILE FABRIC WITH INTEGRATED
                                                                         FLUID-CONTAINING OR CONVEYING TUBULAR
                                                                         SEGMENTS
---------------------------- ----------------- ------------------------- ---------------------------------------------


                                GFD FABRICS, INC.
                                -----------------

                           PENDING PATENT APPLICATIONS

                                      NONE


                                 ISSUED PATENTS

---------------------------- ----------------- ------------------------- ---------------------------------------------
        ISSUE DATE              PATENT NO.           INVENTOR(S)                            TITLE
---------------------------- ----------------- ------------------------- ---------------------------------------------
        09/30/1986              4,614,095      Porat                     METHOD AND APPARATUS FOR OPERATING WARP
                                                                         KNITTING MACHINES
---------------------------- ----------------- ------------------------- ---------------------------------------------
        03/31/1987              4,653,293      Porat                     MECHANISM FOR EFFECTING MOVEMENT
---------------------------- ----------------- ------------------------- ---------------------------------------------
        10/06/1987              4,698,276      Duval                     DIFFERENTIAL DENSITY FABRIC
---------------------------- ----------------- ------------------------- ---------------------------------------------
        12/15/1987              4,712,281      Scheller                  NAPPED WARP-KNITTED FABRIC AND METHOD OF
                                                                         PRODUCING SAME
---------------------------- ----------------- ------------------------- ---------------------------------------------
        11/21/1989              4,881,383      Spillane, Wyrick &        WARP KNITTED FABRIC WITH SATIN-LIKE BACK
                                               Scheller                  AND BRUSHABLE FACE AND METHOD OF KNITTING
                                                                         SAME
---------------------------- ----------------- ------------------------- ---------------------------------------------
        11/13/1990              4,969,244      Moghaddassi & Nielsen     WARP BEAM DEPLETION MONITORING APPARATUS
                                                                         AND METHOD
---------------------------- ----------------- ------------------------- ---------------------------------------------
        06/25/1991              5,025,644      Nielsen & Moghaddassi     SUEDING MEANS IN A TEXTILE FABRIC-PRODUCING
                                                                         MACHINE
---------------------------- ----------------- ------------------------- ---------------------------------------------
        11/19/1991              5,065,600      Byles                     TEXTILE FABRIC WITH OPPOSED ABSORBENT AND
                                                                         NON-ABSORBENT LAYERS AND METHOD OF
                                                                         FABRICATING SAME
---------------------------- ----------------- ------------------------- ---------------------------------------------
        02/04/1992              5,084,948      Nielsen & Moghaddassi     TEXTILE NAPPING MACHINE
---------------------------- ----------------- ------------------------- ---------------------------------------------
        04/27/1993              5,205,140      Nielsen & Moghaddassi     SUEDING MEANS IN A TEXTILE FABRIC-PRODUCING
                                                                         MACHINE
---------------------------- ----------------- ------------------------- ---------------------------------------------
        06/01/1993              5,214,942      Peake & Spillane          LOOP-TYPE TEXTILE FASTENER FABRIC AND
                                                                         METHOD OF PRODUCING SAME
---------------------------- ----------------- ------------------------- ---------------------------------------------


                                      240

---------------------------- ----------------- ------------------------- ---------------------------------------------
        ISSUE DATE              PATENT NO.           INVENTOR(S)                            TITLE
---------------------------- ----------------- ------------------------- ---------------------------------------------
        12/07/1993              5,267,453      Peake & Spillane          LOOP-TYPE TEXTILE FASTENER FABRIC AND
                                                                         METHOD OF PRODUCING SAME (CIP of now Issued
                                                                         Patent No. 5,214942)
---------------------------- ----------------- ------------------------- ---------------------------------------------
        08/02/1994              5,333,364      Enfield, Harmon & Beard   METHOD FOR PRODUCING RANDOM YARN DENIER
                                                                         VARIATIONS ON DRAW WARPING MACHINES
---------------------------- ----------------- ------------------------- ---------------------------------------------
        01/10/1995              5,379,497      Nielsen, McCartney &      APPARATUS FOR INSPECTING SETTINGS ON A
                                               Moghaddassi               TEXTILE FABRIC SHEARING MACHINE
---------------------------- ----------------- ------------------------- ---------------------------------------------
        01/10/1995              5,379,498      Nielsen & Moghaddassi     METHOD AND APPARATUS FOR CONTROLLING
                                                                         SHEARING OF A PILE FABRIC
---------------------------- ----------------- ------------------------- ---------------------------------------------
        01/31/1995              5,385,036      Spillane & Kowalski       WARP KNITTED TEXTILE SPACER FABRIC, METHOD
                                                                         OF PRODUCING SAME, AND PRODUCT PRODUCED
                                                                         THEREFROM
---------------------------- ----------------- ------------------------- ---------------------------------------------
        04/18/1995              5,407,722      Peake, Spillane,          LOOP-TYPE TEXTILE FASTENER FABRIC, METHOD
                                               McCartney & Huebner       OF PRODUCING SAME AND PROCESS OF TREATING
                                                                         SAME
---------------------------- ----------------- ------------------------- ---------------------------------------------
        05/16/1995              5,414,912      Nielsen, Moghadassi &     SHEAR ROLLER LUBRICATING APPARATUS
                                               Vishnepolsky
---------------------------- ----------------- ------------------------- ---------------------------------------------
        08/22/1995              5,442,842      Nielsen, McCartney,       APPARATUS FOR GUIDING LONGITUDINAL TRAVEL
                                               Thompson & Moghaddassi    OF A TUBULAR FABRIC
---------------------------- ----------------- ------------------------- ---------------------------------------------
        09/12/1995              5,449,530      Peake & Spillane          METHOD OF PRODUCING LOOP-TYPE TEXTILE
                                                                         FASTERNER FABRIC AND PROCESS OF TREATING
                                                                         SAME (Division of Serial NO. 08/138,335)
---------------------------- ----------------- ------------------------- ---------------------------------------------
        10/31/1995              5,461,884      McCartney & Voshell       WARP-KNITTED TEXTILE FABRIC SHOE LINER AND
                                                                         METHOD OF PRODUCING SAME
---------------------------- ----------------- ------------------------- ---------------------------------------------
        11/28/1995              5,470,030      Nielsen, Moghaddassi,     FABRIC TAKE-UP FRAME FOR A TEXTILE FABRIC
                                               Vishnepolsky & Smith      PRODUCING MACHINE
---------------------------- ----------------- ------------------------- ---------------------------------------------


                                      241

---------------------------- ----------------- ------------------------- ---------------------------------------------
        ISSUE DATE              PATENT NO.           INVENTOR(S)                            TITLE
---------------------------- ----------------- ------------------------- ---------------------------------------------
        02/27/1996              5,494,205      Nielsen, Moghaddassi &    APPARATUS FOR FESTOONING A TRAVELING LENGTH
                                               Keenan                    OF WEB-LIKE MATERIAL
---------------------------- ----------------- ------------------------- ---------------------------------------------
        03/19/1996              5,499,433      Moghaddassi & Nielsen     APPARATUS FOR SURFACE TREATMENT OF PILE AND
                                                                         PLUSH FABRIC
---------------------------- ----------------- ------------------------- ---------------------------------------------
       05/07/1996               5,513,503      Gray & Hessbaus           STRAND GUIDING DEVICE FOR CIRCULAR KNITTING
                                                                         MACHINES
---------------------------- ----------------- ------------------------- ---------------------------------------------
        05/28/1996              5,520,027      McCartney, Nielsen &      APPARATUS FOR WET PROCESSING OF TEXTILE
                                               Moghaddassi               FABRIC
---------------------------- ----------------- ------------------------- ---------------------------------------------
        08/06/1996              5,542,269      Richards                  WARP KNITTED FABRIC WITH RIBBED SATIN-LIKE
                                                                         BACK
---------------------------- ----------------- ------------------------- ---------------------------------------------
        10/01/1996              5,560,227      Depoe & Voshell           WARP-KNITTED TEXTILE SHOE LINER HAVING
                                                                         SPECIAL THICKNESS FROM THREE BAR
                                                                         CONSTRUCTION
---------------------------- ----------------- ------------------------- ---------------------------------------------
        09/24/1996              5,557,950      Richards, McCartney &     WARP KNITTED PLUSH FABRIC RESISTANT TO PILE
                                               Casper                    PULL-THROUGH
---------------------------- ----------------- ------------------------- ---------------------------------------------
        11/19/1996              5,575,162      Gray & Gurganus           APPARATUS FOR CONTROLLING TWIST IN A
                                                                         KNITTED FABRIC
---------------------------- ----------------- ------------------------- ---------------------------------------------
        04/15/1997              5,619,869      Tacy                      WARP-KNITTED TEXTILE FABRIC WITH PATTERN OF
                                                                         PLEATED FABRIC SECTION
---------------------------- ----------------- ------------------------- ---------------------------------------------
        02/02/1999              5,865,045      Wagner and Peisach        KNIT WEAVE TARPAULIN CONSTRUCTION
---------------------------- ----------------- ------------------------- ---------------------------------------------
        11/09/1999              5,979,029      McCartney, Nielsen,       METHOD AND APPARATUS FOR REMOVING CREASES
                                               Thompson & Moghaddassi    FROM TUBULAR FABRIC
---------------------------- ----------------- ------------------------- ---------------------------------------------


                                  SCHEDULE 2(C)

                        Licenses and Covenants Not to Sue
                        ---------------------------------

1.

2.

3.

4.

5.

                                                                       EXHIBIT Q
                                                                       ---------


                     HAZARDOUS MATERIALS INDEMNITY AGREEMENT
                     ---------------------------------------

                 (to be modified for compliance with state law)


1. The undersigned GUILFORD MILLS, INC., a Delaware corporation ("Obligor") to induce WACHOVIA BANK, NA. (together with its successors and assigns, "Collateral Agent"), as collateral agent for itself and Lenders (as defined in the Instrument, which term is hereinafter defined) (i) enter into that certain Credit Agreement by and among Obligor, First Union National Bank, as Syndications Agent, Bank One, N.A., as Documentation Agent, and the other Banks (as defined in the Instrument), and Wachovia Bank, N.A., as Administrative Agent, dated May 26, 2000 (the "Credit Agreement"), and (ii) to accept the Instrument (as hereinafter defined) as collateral for the Secured Obligations (as defined in the Instrument), and with knowledge that Collateral Agent and Lenders intend to rely upon the certifications and undertakings set forth herein, agrees to indemnify Collateral Agent and Lenders and hold Collateral Agent and Lenders harmless from and against any and all loss, liability, damage and expense, including reasonable attorneys' fees and costs, suffered or incurred by Collateral Agent or Lenders, whether as holder of the Notes (as defined in the Instrument) secured by the Instrument encumbering the land (the "Premises") described on Exhibit "A" hereto, as mortgagee in possession or as successor-in-interest to Obligor by foreclosure deed or deed in lieu of foreclosure, in connection with or arising out of Hazardous Materials (as defined in the Credit Agreement) upon the Premises, including any loss of value of the Premises as a result of the foregoing. So long as Obligor is the owner of the Premises, Obligor shall have the right to participate with Collateral Agent in any settlement or other negotiations with respect to any Indemnified Claim (as hereinafter defined), but in no event shall Obligor enter into any agreement related to such settlement or negotiations that may affect Collateral Agent's and/or any Lender's interests without the consent of Collateral Agent, which consent shall not be unreasonably withheld. In the event Obligor no longer owns the Premises, Obligor shall have the right to participate with Collateral Agent in any settlement or other negotiations with respect to any Indemnified Claim, so long as Obligor admits such Indemnified Clam is subject to this Agreement and demonstrates, to the reasonable satisfaction of Collateral Agent, that Obligor will honor its obligations under this Agreement and has the financial ability to do so; provided, however, that in no event shall Obligor enter into any agreement related to such settlement or negotiations that may affect Collateral Agent's and/or any Lender's interests without the consent of Collateral Agent and in the event Obligor and Collateral Agent disagree as to the resolution of any settlement or other negotiations, Collateral Agent shall control such resolution.

2. It is understood and agreed that the foregoing undertaking to indemnify and hold harmless Collateral Agent and Lenders shall arise (a) upon the assertion against Collateral Agent and/or any Lender of any claim relating to the presence of Hazardous Materials upon the Premises (unless Obligor proves that such materials were introduced onto the

         Premises after acquisition of title by Collateral Agent and/or Lenders), or (b) if the claim arises because Obligor has failed to comply with any law applicable to Hazardous Materials ((a) and (b), collectively, the "Indemnified Claims"), and shall continue in full force and effect as long as Collateral Agent or any Lender retains an estate or interest in the Premises pursuant to the Instrument or holds any indebtedness secured by a purchase money mortgage, deed to secure debt or deed of trust given by a purchaser at foreclosure or trustee's sale or from Lenders, or pursuant to a foreclosure or acceptance of a deed in lieu or under threat of foreclosure in regard to any thereof or so long as any Lender shall have liability by reason of having held such estate or interest in the Premises, and such undertaking shall in no event be limited, terminated or extinguished by, or merged into, the exercise of any of Lenders' remedies under the Loans (as defined in the Credit Agreement) or any of the Loan Documents (as defined in the Credit Agreement), or otherwise. Except as may be otherwise expressly agreed in writing, the liability of any party under this Agreement shall in no way be limited or impaired by any amendment or modification of any of the Loan Documents. In addition, the liability of any party under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by any of the Loan Documents, (ii) any sale, assignment or foreclosure of any Loan Document or any sale or transfer of all or any part of the Premises,
         (iii) any exculpatory provision in any of the Loan Documents limiting Lenders' recourse to property encumbered by the Loan Documents or to any other security, or limiting Lenders' rights to a deficiency judgment against Obligor, except as otherwise expressly provided in the Loan Documents, (iv) the release of Obligor or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Collateral Agent's or Lenders' voluntary act, or otherwise, (v) the release or substitution in whole or in part of any security for the Notes, (vi) Collateral Agent's or Lenders' failure to record or file any Loan Document (or Lenders' improper recording or filing of any thereof) or Collateral Agent's or Lenders' failure otherwise to perfect, protect, secure or insure any security interest or lien given as security for the Loans; and, in any such case, whether with or without notice to Obligor and with or without consideration, (vii) any limitation of liability language in any Loan Documents, unless such limitation of liability language expressly limits liability hereunder or with respect hereto, or (viii) repayment of the Loans.

3. No provision of this Agreement may be changed, waived, discharged or terminated verbally or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

4. Except as herein provided, this Agreement shall be binding upon Obligor and Obligor's successors and assigns and shall inure to the benefit of Collateral Agent and Lenders and Collateral Agent's or Lenders' successors and assigns owning the Loan Documents or any interest therein. The indemnity agreement of Obligor hereunder shall be binding on all successors in interest of Obligor and on each and every transferee and purchaser of the Premises or any part thereof or interest therein.

5. This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of North Carolina.

6. The capitalized terms used in this Agreement shall, unless the context otherwise requires, have the same meanings as terms defined in the Deed of Trust and Security Agreement (the "Instrument") of even date herewith, recorded or intended to be recorded in the Office of the ______________________ of ___________________ County, North Carolina.

7. Any notices required to be given hereunder shall be given in the manner set forth for notices in the Instrument.

         IN WITNESS WHEREOF, Obligor has executed this Agreement under seal as of the ____ day of _____________, 2000.


                                OBLIGOR:

                                GUILFORD MILLS, INC., a Delaware corporation

                                By:
                                   --------------------------------------------
                                Printed Name:
                                             ----------------------------------
                                Printed Title:
                                              ---------------------------------

                                Attest:
                                       ----------------------------------------
                                Printed Name:
                                             ----------------------------------
                                Printed Title:
                                              ---------------------------------
                                                    [CORPORATE SEAL]

                                   EXHIBIT "A"
                                   -----------
                                Legal Description

                                   [TO FOLLOW]

                                  Schedule 4.08
                                  -------------






            SUBSIDIARIES WHICH ARE SIGNIFICANT DOMESTIC SUBSIDIARIES
            --------------------------------------------------------



                Name                          Jurisdiction of Incorporation
                ----                          -----------------------------
Gold Mills, Inc.                                         Delaware
Raschel Fashion Interknitting, Ltd.                      New York
Curtains and Fabrics, Inc.                               New York

             SUBSIDIARIES WHICH ARE SIGNIFICANT FOREIGN SUBSIDIARIES
             -------------------------------------------------------

                Name                          Jurisdiction of Incorporation
                ----                          -----------------------------
Guilford Europe Limited                                  United Kingdom
American Textil, S.A. de C.V.                            Mexico


   SUBSIDIARIES WHICH ARE NOT SIGNIFICANT DOMESTIC SUBSIDIARIES, SIGNIFICANT
   -------------------------------------------------------------------------
        FOREIGN SUBSIDIARIES OR SIGNIFICANT DIRECT FOREIGN SUBSIDIARIES
        ---------------------------------------------------------------

              Name                                   Jurisdiction of Incorporation or Organization
              ----                                   ---------------------------------------------
Guilford International, Inc.                                         U.S. Virgin Islands
Gold Mills Farms, Inc.                                               New York
Guilford Airmont, Inc.                                               North Carolina
Advisory Research Services, Inc.                                     North Carolina
Guilford Mills (Michigan), Inc.                                      Michigan
Guilford Mills Europe Limited                                        United Kingdom
Guilford Deutschland GmbH                                            Germany
Guilford Europe Pension Trustees Limited                             United Kingdom
Guilford Wovens Limited                                              United Kingdom
Rouquinet Deroy Limited                                              United Kingdom
Hofmann Laces, Ltd.                                                  New York
Servicios Corporativos Ambar, S.A. de C.V.                           Mexico
GFD Services, Inc.                                                   Delaware
GFD Fabrics, Inc.                                                    North Carolina
Twin Rivers Textile Printing & Finishing                             North Carolina (general partnership)

                                      248

GMI Computer Sales, Inc.                                             North Carolina
Mexican Industries of North Carolina, Inc.                           North Carolina
Industrias Mexicanas de Morelos, S.A. de C.V.                        Mexico
Industrias Globales de Mexico, S.A. de C.V.                          Mexico
Guilford Automocion Iberica S.L.                                     Spain
Guilford Mills do Brasil Ltda.                                       Brazil
Guilford Mills Texteis Iberica Limitada                              Portugal
Guilford Mills Automotive (Portugal) Limited                         United Kingdom
Guilford Mills Automotive (Czech Republic) Limited                   United Kingdom
Nustart, S.A. de C.V.                                                Mexico


         SUBSIDIARIES WHICH ARE SIGNIFICANT DIRECT FOREIGN SUBSIDIARIES
         --------------------------------------------------------------


Guilford Mills Limited                                               United Kingdom
Grupo Ambar, S.A. de C.V.                                            Mexico
Guilford de Tamaulipas, S.A. de C.V.                                 Mexico
Guilford de Altamira, S.A. de C.V.                                   Mexico



                                                                   Schedule 4.14
                                                                   -------------

                              ENVIRONMENTAL MATTERS

         In 1992, Guilford Mills, Inc. (the "Company") received a notice from the North Carolina Department of Environment, Health, and Natural Resources ("DEHNR") of the Company's potential liability with respect to certain remedial actions taken or to be taken at Seaboard Chemical Corporation ("Seaboard"), an operator of a facility for the treatment, storage and disposal of hazardous substances at Jamestown, North Carolina from approximately 1975 until 1989. Seaboard's bankruptcy trustee commenced in 1990 the closure of the facility according to the terms of the Resource, Conservation and Recovery Act, but certain actions remain to be taken to complete the closure and to abate the release or threat of release of hazardous substances at the site.

         According to the notice received from DEHNR, DEHNR had reason to believe that the Company generated, transported, or brokered hazardous substances treated, stored or disposed of at Seaboard, and as a result, DEHNR had determined that the Company might be a potential responsible party ("PRP") under N.C.G.S. Section 130A-303.

         In December 1993, the Company joined the Seaboard Group, a group of other PRPs who organized to respond in common to DEHNR's notice. The Seaboard Group entered an Administrative Order on Consent ("AOC") with DEHNR under which the members of the Group agreed to perform the measures prescribed in the State's Imminent Hazard Order. In exchange, DEHNR covenated not to sue the members for matters addressed in the AOC upon satisfactory completion of the work. DEHNR has formally notified the Group that all aspects of the AOC have been satisfactorily completed, so that the covenant not to sue has now become effective. The covenant not to sue applies only to the Phase I portion of the clean-up (consisting of a surface clean-up and an evaluation of the extent of soil and groundwater contamination). In February, 1995, the Company, in its own name and as a successor by merger to Oak Ridge Textiles, Inc. which had shipped substances to the Seaboard site, but which had paid no Phase I assessment, joined the Phase II portion of the clean-up, as DEHNR has asserted that additional response actions at the site are necessary. In connection with participating in Phase II, the Company paid an initial assessment in the aggregate amount of $2,889 to the Seaboard Group ($1,889 for Oak Ridge Textile's share and $1,000 for the Company's share). The Seaboard Group is in the process of conducting a feasibility study for purposes of determining what remedial measures are appropriate. Following the completion of that study, the group will commence negotiations with DEHNR concerning the terms of a consent decree.

                                  Schedule 5.15
                                  -------------


                              EXISTING INVESTMENTS

COMPANY NAME       STATE OR OTHER       % OWNED       CAPITAL INVESTMENT APRIL                         INTERCOMPANY
                   JURISDICTION OF     (by Parent)           02, 2000                                LOANS/GUARANTEES
                   INCORPORATION OR                   STOCK   PAID IN       RE   TOTAL EQUITY      AMOUNT LENDER/COMMENTS
                   ORGANIZATION                                 CAP



                                                                   Schedule 5.25
                                                                   -------------

                         PLANTS AND OTHER REAL PROPERTY

                           GUILFORD MILLS, INC. PLANTS
                           ---------------------------

PRINCIPAL             PRINCIPAL        LOCATION            COUNTY      FACILITY                       LEASE/  THIRD PARTY   APPROX
SEGMENT               PURPOSES                                                                        OWN     CONSENT        SQ.FT.
                                                                                                              REQUIRED(6)
Apparel            Manufacturing     Greensboro, NC      Guilford    Fishman Plant                    Owned                 560,391
Apparel            Manufacturing     Greensboro, NC      Guilford    Greenberg Plant                  Owned                 479,222
Apparel            Manufacturing     Lumberton, Nc       Robeson     Lumberton Circular Knit Plant    Owned                 134,402
Apparel            Manufacturing     Pine Grove, PA(7)   Schuykill   Pine Grove Knitting, Dyeing      Owned                 676,966
                                                                     Plants
Apparel/Home
Fashions           Manufacturing     Cobleskill, NY(8)   Schoharie   North Plant-Cobleskill           Owned        X         86,000
Apparel/Home
Fashions           Manufacturing     Cobleskill, NY(9)   Schoharie   South Plant-Cobleskill                        X        350,000
Apparel/Home       Manufacturing/
Fashions           Warehouse         Cobleskill, NY(4)   Schoharie   Warehouse-Cobleskill                                   121,500
US Automotive      Manufacturing     Greensboro, NC      Guilford    Friendship                       Leased                305,075
US Automotive      Manufacturing     Wallace, NC         Duplin      Wallace-Weaving                  Leased                332,840
US Automotive      Manufacturing     Kenansville, NC     Duplin      Guilford East Automotive Plant   Owned                 560,552

Home Fashions      Manufacturing     Herkimer, NY(10)    Herkimer    Herkimer Bedding Plant                        X        164,026
Home Fashions      Manufacturing     Herkimer, NY(5)     Herkimer    Herkimer Curtain Plant                        X        267,162
Home Fashions      Manufacturing     Herkimer, NY(5)     Herkimer    Herkimer Maint/Waste Plant                    X         21,118
Fibers             Manufacturing     Fuquay-Varina, NC   Wake        Fuquay-Varina Fiber Plant        Owned                 378,374
Fibers             Manufacturing     Greensboro, NC      Guilford    Hornaday Warping Plant           Owned                 323,936


----------
6 If so, include name and address of Third Party

7 Owned by Gold Mills, Inc.

8 Owned Raschel Fashion Interknitting, Ltd.

9 Property is owned by Schoharie County IDA and leased by Raschel Fasher Interknitting, Ltd.

10 Property is owned by the Herkimer County IDA and leased to Curtains and Fabrics, Inc.

------------------------------------------- --------------------------------------------------------------------------
                 LOCATION                                                   LANDLORD
------------------------------------------- --------------------------------------------------------------------------
469 7th Avenue                              First Willow LLC
New York, NY                                110 Second Avenue, 3rd Floor
                                            New York, NY 10022
------------------------------------------- --------------------------------------------------------------------------
124 E. Olympic Blvd.                        The Equitable Life Assurance Society of The United States
Los Angeles, CA                             110 E. North Street, A727
                                            Los Angeles, CA 90079-2827
------------------------------------------- --------------------------------------------------------------------------
Herkimer, NY                                Herkimer County Industrial Development Agency
                                            301 N. Washington Street
                                            Herkimer, NY 13350
------------------------------------------- --------------------------------------------------------------------------
Cobleskill, NY                              Schoharie Count Industrial Development Agency
                                            RR3, Box 12, 6 Mineral Springs Road
                                            Cobleskill NY 12043
------------------------------------------- --------------------------------------------------------------------------

*Note: The above party is in negotiations to see this property to California Mart, L.L.C., 617 South Olive Street, Suite 1210, Los Angeles, CA 90014

                  GUILFORD MILLS, INC. OTHER REAL PROPERTY(11)
                  --------------------------------------------

PRINCIPAL      PRINCIPAL PURPOSES   LOCATION            COUNTY       FACILITY                 LEASE/OWN   THIRD PARTY      APPROX
SEGMENT                                                                                                     CONSENT        SQ.FT.
                                                                                                           REQUIRED(12)

Apparel        Sales                Los Angeles, CA                  Apparel Sales Office     Leased             X         4,544
Apparel        Sales                New York, NY                     469 7th Avenue NY        Leased             X        30,000
Apparel        Warehouse            Greensboro, NC(13)  Guilford     Airmont Warehouse        Owned                       64,885
CORPORATE      ADMINISTRATION       GREENSBORO, NC      GUILFORD     LYNCH BUILDING           OWNED                       44,615
CORPORATE      ADMINISTRATION       GREENSBORO, NC      GUILFORD     HR & PURCHASING
                                                                     WENDOVER                 OWNED                        9,250
CORPORATE      ADMINISTRATION       GREENSBORO, NC      GUILFORD     HR TRAINING FACILITY
                                                                     WENDOVER                 OWNED                        5,050
CORPORATE      ADMINISTRATION/R&D   GREENSBORO, NC      GUILFORD     IFD BUILDING             OWNED                      164,204
CORPORATE      MINI WAREHOUSE(14)   GREENSBORO, NC      GUILFORD     4                        OWNED


----------
11 Other Real Property designated as of the Closing Date as Designated Other Real Property is shown in full capital letters and boldface.

12 If so, include name and address of Third Party

13 Owned by Gilford Airmont, Inc.

14 Guilford Mills, Inc. has entered into a ground lease with respect to such property, pursuant to which an entity, 50% of which is owned by Guilford Mills, Inc., leases land in connection with the operation of a mini-warehouse facility.

                                     RIDER 1

------------------------------------------- --------------------------------------------------------------------------
                 LOCATION                                                   LANDLORD
------------------------------------------- --------------------------------------------------------------------------
469 7th Avenue                              First Willow LLC
New York, NY                                110 Second Avenue, 3rd Floor
                                            New York, NY 10022
------------------------------------------- --------------------------------------------------------------------------
124 E. Olympic Blvd.                        The Equitable Life Assurance Society of The United States
Los Angeles, CA                             110 E. North Street, A727
                                            Los Angeles, CA 90079-2827
------------------------------------------- --------------------------------------------------------------------------
Herkimer, NY                                Herkimer County Industrial Development Agency
                                            301 N. Washington Street
                                            Herkimer, NY 13350
------------------------------------------- --------------------------------------------------------------------------
Cobleskill, NY                              Schoharie Count Industrial Development Agency
                                            RR3, Box 12, 6 Mineral Springs Road
                                            Cobleskill NY 12043
------------------------------------------- --------------------------------------------------------------------------


*Note: The above party is in negotiations to see this property to California Mart, L.L.C., 617 South Olive Street, Suite 1210, Los Angeles, CA 90014